As Filed with the Securities and Exchange Commission on October 22, 2010

Securities Act File No. 333-_________

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933  [X]

Pre-Effective Amendment No. __

Post-Effective Amendment No. __

DWS ADVISOR FUNDS
(Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY  10154
(Address of Principal Executive Offices) (Zip Code)

617-295-1000
(Registrant’s Area Code and Telephone Number)

John Millette, Secretary
One Beacon Street
Boston, Massachusetts 02108
(Name and Address of Agent for Service)

With copies to:

David A. Sturms, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED:  Shares of Beneficial Interest (par value $0.001 per share) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

DWS RREEF World Real Estate Fund, Inc.

Q&A
Q  What issue am I being asked to vote on?

A  You are being asked to vote on a proposal to merge DWS RREEF World Real Estate Fund, Inc. (formerly, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.), a closed-end investment company (“RREEF World” or the “Fund”), into DWS RREEF Global Real Estate Securities Fund, an open-end investment company (“RREEF Global”).

After carefully reviewing the proposal, your Fund’s Board of Directors has determined that this action is in the best interest of the Fund. The Board unanimously recommends that you vote for this proposal.

Q  Why has this proposal been made for my fund?

A  DWS Investments believes that the proposed merger is in the best interests of RREEF World in light of the Fund’s persistent trading discount, the similarity of the investment portfolios of RREEF World and RREEF Global and the ongoing costs associated with insurgent activities by a closed-end fund activist with respect to the Fund. A merger into RREEF Global will provide stockholders the option to remain invested in a global real estate strategy or redeem their shares at net asset value (subject to a 0.50% redemption fee within the first six months following the merger).

Q  Will I have to pay taxes as a result of the merger?

A  The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless tax counsel to RREEF Global provides an opinion to that effect.   Accordingly, you are not expected to recognize any taxable gain or loss as a direct result of the merger.  However, as a result of the merger, you may lose the benefit of certain tax losses currently available to RREEF World to offset or defer future gains; you may therefore pay taxes sooner or pay more taxes following the merger than you would have had the merger not occurred.

In connection with the merger, a portion of the portfolio assets of RREEF World will be sold and reinvested prior to the merger, which will affect the amount and timing of taxable distributions to RREEF World stockholders.  [RREEF World does not expect to distribute any capital gains as of the date of the merger].  Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the merger occurs.

If you choose to sell your shares before the merger or redeem or exchange your shares after the merger, the sale, redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so.

Q  Upon the merger, will the number of shares I own change?

A  Yes, the number of shares you own will most likely change, but the aggregate net asset value of your investment in RREEF Global immediately following the merger will equal the aggregate net asset value of your investment in RREEF World at the time of the merger, which may be greater or less than the aggregate value of your shares of RREEF World at their current market price.

Q  When would the merger take place?

A  If approved, the merger would occur on or about [___________, 2011], or as soon as reasonably practicable after stockholder approval is obtained. Shortly after completion of the merger, stockholders will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q  How can I vote?

A  You can vote in any one of four ways:

•           Through the Internet, by going to the website listed on your proxy card;

•           By telephone, with a toll-free call to the number listed on your proxy card;

•           By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

•           In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q  Whom should I call for additional information about this Prospectus/Proxy Statement?

A  Please call Georgeson, Inc., RREEF World’s proxy solicitor, at 866-________ .

(DWS LOGO)

345 Park Avenue
New York, New York 10154
 (800) 349-4281

 November ___, 2010

DWS RREEF WORLD REAL ESTATE FUND, INC.
(FORMERLY DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.)

A Message from the Fund’s President

Dear Stockholder:

I am writing to ask for your vote on an important matter affecting your investment in DWS RREEF World Real Estate Fund, Inc. (formerly, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.) (“RREEF World” or the “Fund”). While you are, of course, welcome to join us at the special meeting of the Fund’s stockholders, most stockholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	To approve an agreement and plan of reorganization calling for the merger of RREEF World into DWS RREEF Global Real Estate Securities Fund, an open-end investment company (“RREEF Global”).

The Board of Directors of RREEF World recommends that you vote FOR the Proposal.

Considerations Relating to the Proposed Merger.

Since 2007, the Fund’s common stock has consistently traded at a discount to net asset value (NAV).  For the period from the Fund’s inception (June 27, 2007) up to the announcement of the proposed merger  on October 1, 2010, the Fund traded at an average discount of 15.35%.  In addition, beginning in February 2010, the Fund has been the focus of dissident shareholder activities led by a group of hedge funds managed by Western Investments LLC (“Western”).  After considering all available options, and in light of the Fund’s persistent discount and the possibility of significant costs to the Fund and its stockholders in connection with continuing dissident actions by Western, DWS Investments determined that it was in the best interests of the Fund to propose the merger of the Fund into RREEF Global.  DWS Investments believes that the merger will benefit stockholders of the Fund by providing them with an opportunity to transfer their investment on a federal income tax-free basis into an open-end fund managed in a substantially similar manner by the same portfolio management team that currently manages the Fund. Completion of the proposed merger would provide existing stockholders of the Fund the option to choose between remaining invested in an open-end fund with a similar global real estate strategy or redeeming their shares at NAV (subject to a 0.50% redemption fee within the first six months following the merger).  If stockholders elect to remain invested in RREEF Global following the merger, it is currently expected that their investment in RREEF Global will be subject to a lower expense ratio then the current expense ratio of RREEF World.  If stockholders of RREEF World do not approve the merger, the Fund would continue to operate as a closed-end fund and its shares would continue to trade on the New York Stock Exchange at prices that may reflect a discount from NAV. The enclosed prospectus/proxy statement provides a detailed description of the factors considered by the Board in determining to recommend that stockholders approve the proposed merger, as well as information concerning RREEF Global that you should consider when voting on the merger.

Included in this booklet is information about the upcoming stockholders’ meeting:

•	A Notice of a Special Meeting of Stockholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on RREEF Global and the terms of the proposed merger.

Although we would like very much to have each stockholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Georgeson, Inc., RREEF World’s proxy solicitor, at 866-________ or contact your financial advisor. Thank you for your continued support of DWS Investments.

Sincerely yours,

 -s- MICHAEL CLARK

Michael Clark
President
DWS RREEF World Real Estate Fund, Inc.

A PROXY CARD IS ENCLOSED. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING FOR THE FUND ARE URGED TO SIGN THE PROXY CARD (UNLESS AUTHORIZING THEIR PROXIES BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE SPECIAL MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT GEORGESON, INC., THE FUND’S PROXY SOLICITOR, AT 866-_______________.

DWS RREEF World Real Estate Fund, Inc. (formerly DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.)

Notice of Special Meeting of Stockholders

Please take notice that a Special Meeting of Stockholders of DWS RREEF World Real Estate Fund, Inc. (formerly DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.), a Maryland corporation (“RREEF World” or the “Fund”) will be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 24th Floor, New York, NY 10154, on ________________, 2011 at _________, Eastern time (the “Meeting”), for the following purpose:

Proposal:
To consider and vote upon an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of RREEF World, a closed-end investment company, to DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds, an open-end investment company (“RREEF Global”), in exchange for shares of RREEF Global and the assumption by RREEF Global of all the liabilities of RREEF World and the distribution of such shares, expected to occur on a tax-free basis for federal income tax purposes, to the stockholders of RREEF World in complete liquidation and termination of RREEF World (or in the alternative, to complete the reorganization of RREEF World into RREEF Global as a statutory merger, similarly on a tax-free basis for federal income tax purposes, if such structure is agreed upon by RREEF Global and RREEF World).

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof. Holders of record of shares of RREEF World at the close of business on ____________, 2010 are entitled to vote at the Meeting of the Fund and any postponement(s) or adjournment(s) thereof.

By order of the Board of Directors,

-s- JOHN MILLETTE

John Millette,

Secretary

November __________, 2010

IMPORTANT — We urge you to sign and date the enclosed proxy card (unless you are authorizing your proxy by touch-tone telephone or through the Internet) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. Instructions for signing the proxy card are listed in Appendix A of this prospectus/proxy statement. Alternatively, you can authorize your proxy by touch-tone telephone or through the Internet by following the directions on the enclosed proxy card. If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.

IMPORTANT INFORMATION
FOR STOCKHOLDERS OF
DWS RREEF WORLD REAL ESTATE FUND, INC.

This package contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Board’s recommendation on page ________.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Georgeson, Inc., DWS RREEF World Real Estate Fund Inc.’s proxy solicitor, at the special toll-free number we have set up for you, 866-________, or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

November ___________, 2010

Acquisition of the assets of:	By and in exchange for shares of:

DWS RREEF World Real Estate Fund, Inc. (formerly DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.) 345 Park Avenue New York, NY 10154 800-349-4281	DWS RREEF Global Real Estate Securities Fund a series of DWS Advisor Funds 345 Park Avenue New York, NY 10154 800-621-1048

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DWS RREEF World Real Estate Fund, Inc. (formerly DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.), a Maryland corporation (“RREEF World” or the “Fund”), for use at the Special  Meeting of Stockholders of the Fund, to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 24th Floor, New York, NY 10154, on _______________, 2011 at _________, Eastern time, and at any postponement(s) or adjournment(s) thereof (the “Meeting”).

At the Meeting, stockholders will be asked to consider and approve an Agreement and Plan of Reorganization calling for the merger of the Fund into the open-end DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds (“RREEF Global” and in context also referred to as the “fund” or together with RREEF World referred to as the “Merging Funds” or the “funds”). If the proposed merger is approved, it will be accomplished by transferring all of the assets and liabilities of the Fund to RREEF Global solely in exchange for Class M shares of RREEF Global, which will be distributed to stockholders of the Fund (alternatively, the proposed merger might be effected as described under “Information about the Proposed Merger — Alternative Transaction Structure”). Each stockholder of the Fund will receive a number of full and fractional Class M shares of RREEF Global equal in value as of the date of the exchange to the net asset value of such stockholder’s shares of the Fund. Because stockholders of the Fund would receive shares of RREEF Global, this Prospectus/Proxy Statement also serves as a prospectus for offering Class M shares of RREEF Global.

This Prospectus/Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy card are first being mailed to stockholders on or about November ____, 2010, or as soon as practicable thereafter. The Prospectus/Proxy Statement explains concisely what you should know before voting on the matter described herein or investing in RREEF Global, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

Any stockholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02108). Any stockholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the Board’s recommendation as stated in the Prospectus/Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Meeting.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i) the statement of additional information relating to the proposed merger, dated ____________, 2010 (the “Merger SAI”); and

(ii) the audited financial statements and related independent registered public accounting firm’s report for RREEF World contained in its Annual Report for the fiscal year ended December 31, 2009 and the unaudited financial statements for the six months ended June 30, 2010 contained in RREEF World’s Semiannual Report.

Except as noted below, no other parts of RREEF World’s Annual Report or Semiannual Report are incorporated by reference herein.

The financial highlights for Class S shares of RREEF Global contained in the Semiannual Report for the period ended June 30, 2010, are attached to this Prospectus/Proxy Statement as Appendix ___.

Shareholders may get free copies of RREEF World’s and RREEF Global’s annual reports and semi-annual reports and/or the Merger SAI, request other information about either fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding fund at 1-800-349-4281 for RREEF World or 1-800-621-1048 for RREEF Global.

Like shares of RREEF World, shares of RREEF Global are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the matter listed in the Notice of Special Meeting of Stockholders. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Georgeson, Inc., RREEF World’s proxy solicitor, at 866-___________, or contact your financial advisor.

RREEF World and RREEF Global are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about RREEF World and RREEF Global at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about RREEF World and RREEF Global on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

In addition, RREEF World is listed on the New York Stock Exchange (“NYSE”) and reports, proxy statements and other information concerning the Fund may be inspected at the NYSE.

I.  SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between investment companies. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.  What is being proposed?

The Board of RREEF World is recommending that stockholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Appendix ____), which we refer to herein as a merger of RREEF World into RREEF Global. If approved by stockholders, all of the assets of RREEF World will be transferred to RREEF Global solely in exchange for the issuance and delivery to the Fund of Class M shares of RREEF Global (“Merger Shares”) with an aggregate value equal to the value of RREEF World’s assets net of liabilities, and for the assumption by RREEF Global of all the liabilities of RREEF World (alternatively, the proposed merger might be effected as described under “Information about the Proposed Merger — Alternative Transaction Structure”). All Merger Shares delivered to RREEF World will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Merger Shares received by RREEF World will be distributed pro rata, which distribution is expected to occur on a tax-free basis for federal income tax purposes, to its stockholders of record.

2.  What will happen to my investment in the Fund as a result of the merger?

Your investment in the Fund, a closed-end investment company, will, in effect, be exchanged on what is expected to be a federal income tax-free basis for an investment in RREEF Global, with an equal aggregate net asset value as of the Valuation Time (as defined below on page ___) to the net asset value of your Fund investment. Then, as a shareholder of an open-end fund, you will have the ability to redeem your shares for their current net asset value, at any time. During the six-month period after the completion of the merger, the newly created Class M shares of RREEF Global would have a redemption fee of 0.50% to help RREEF Global defray the transaction costs that it might incur in response to redemption requests from former stockholders of RREEF World. Class M shares would automatically convert to Class S shares of RREEF Global after one year from the date of the merger without imposition of a sales charge. Class S shares of RREEF Global currently have no Distribution/Service (12b-1) Fees. No additional redemption fee would apply to Class S shares received upon conversion from Class M shares.

3.  What are the differences between an open-end investment company and a closed-end investment company?

Closed-end funds, like the Fund, generally do not redeem their outstanding shares or engage in the continuous sale of new shares. Thus, shareholders wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer in securities markets and pay or receive the prevailing market price, which may be more (a premium) or less (a discount) than the net asset value of the closed-end fund’s shares.

Open-end funds issue shares that can be redeemed or sold back to the fund generally at the shares’ net asset value (less any redemption fee or contingent deferred sales charge). Moreover, open-end funds issue new shares at the shares’ offering price which is net asset value per share plus any sales charge. Since open-end funds must be ready to redeem their shares on a daily basis and at times may receive significant new cash infusions from investors, open-end funds may not be as fully invested as closed-end funds, which may affect performance.

For a more detailed description of these and other differences between open-end and closed-end funds, please see Appendix __.

4.  Why has the Board of RREEF World recommended that stockholders approve the merger?

DWS Investments advised the Board that it believes that the proposed merger is in the best interests of RREEF World in light of the Fund’s persistent trading discount, the similarity of the investment portfolios of the two funds and the ongoing costs associated with insurgent activities by a closed-end fund activist with respect to the Fund. A merger into RREEF Global will provide stockholders the option to remain invested in a global real estate strategy or redeem their shares. DWS Investments also advised the Board that it was recommending the merger to the Board pursuant to the terms of a Liquidity Program and Standstill Agreement recently entered into by and among Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Manager”), Western Investment LLC, Benchmark Plus Management, LLC and Mr. Arthur D. Lipson. (Western Investment LLC, Benchmark Plus Management, LLC and Mr. Arthur D. Lipson are referred to herein collectively as “Western.”)  Pursuant to the terms of the Liquidity Program and Standstill Agreement, Western agreed to support the proposed merger of RREEF World and to refrain from insurgent activities with respect to RREEF World and other closed-end funds advised by DIMA for so long as the agreement remains in effect or through October 31, 2015, whichever is earlier.  In determining to recommend that stockholders of RREEF World approve the merger, the Board considered, among others, the following factors:

•
NAV Liquidity.  Shares of RREEF Global do not trade on an exchange, so they are not subject to discounts, and stockholders who receive Class M shares of RREEF Global in the merger would be able to redeem their positions at NAV (subject to a 0.50% redemption fee within the first six months following consummation of the merger).

•	Similar Investment Portfolio. The proposed merger offers stockholders of RREEF World an opportunity to maintain their investment in a similar portfolio managed by the same portfolio management team.

•
Investment Performance.  The Board took into account that RREEF World’s performance has generally been better than that of RREEF Global on an NAV basis. The Board noted DWS Investments’ statement that the superior performance of RREEF World is likely attributable to the investment advantages of its closed-end format (such as the greater ability to utilize illiquid investments).

•
Lower Expenses and Fees.  DWS Investments expects the total expense ratio of the Class M shares of the combined open-end fund would be lower than the current expense ratio for RREEF World. The investment advisory fee, administrative fee, and other DWS fee schedules for RREEF World and RREEF Global are comparable, though not structured in the same way.  The Board also considered that after one year from the date of the merger Class M shares would automatically convert to Class S shares of RREEF Global, which are currently expected to have a slightly higher total expense ratio than Class M shares.

•
Elimination of Insurgent Activities and Related Costs.  The Board considered the terms of the Liquidity Program and Standstill Agreement, noting that DIMA had agreed to propose the merger to the Board as part of the Liquidity Program and Standstill Agreement.  The Board also considered that RREEF Global, as an open-end fund is not susceptible to the type of insurgent efforts that Western had engaged in with respect to RREEF World, noting that such efforts appeared likely to create a significant expense and drag on the performance of RREEF World for the near future. The total expense ratio for the combined fund is thus expected to be lower than future anticipated expense ratios for RREEF World.

•
Potential Further Reductions in Expenses.  Over time, the total expense ratio of RREEF Global could be reduced due to economies of scale, as DWS Investments is hopeful that the combined fund will continue to attract investors and continue to spur inflows. The Board also considered that the converse could be true if RREEF Global were to experience significant outflows.

•
Alternative Potential Solutions.  The Board considered various alternatives to address stockholder concerns about the Fund’s trading discount, including conversion to open-end format, liquidation and tender offers, and did not find any such alternatives to be superior to the merger proposal.

•
Terms of Merger Agreement.  The Board reviewed the potential for any dilution of the interests of RREEF World stockholders and determined that the terms and conditions of the Agreement were fair and reasonable as between the two Merging Funds.

•	Tax Considerations. The Board took into consideration the federal income tax consequences of the merger on RREEF World and its stockholders.

The Board has concluded that: (1) the merger is in the best interests of RREEF World and (2) the interests of the existing stockholders of RREEF World will not be diluted as a result of the merger. Accordingly, the Board unanimously recommends that stockholders approve the Agreement (as defined on page ___) effecting the merger. For a complete discussion of the Board’s considerations please see “Information About the Proposed Merger — Background and Board’s Considerations Relating to the Proposed Merger” below.

5.  What are the investment goals, policies and restrictions of RREEF World and RREEF Global?

While not identical, RREEF World and RREEF Global have relatively similar investment objectives and significant overlap in investments.  RREEF World seeks high current income and capital appreciation, while RREEF Global’s investment objective is total return through a combination of current income and long-term capital appreciation.

Under normal market conditions, RREEF World seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities issued by real estate investment trusts (“REITs”), REIT-like structures or real estate operating companies.  A majority of the securities held by the Fund are expected to be securities of companies located or operating in Australia, Canada, the United States and developed markets in Asia and Europe, but the Fund may invest up to 15% of its total assets in real estate companies located or operating in emerging market countries.  At least 40% of the Fund’s total assets will be invested outside the United States.  The Fund may invest in companies without regard to their market capitalization.  The Fund may invest up to 20% of its total assets in illiquid investments, including privately negotiated equity or debt securities and may invest up to 20% of total assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating organization.  The Fund has entered into a credit agreement for leverage purposes, under which the Fund can borrow up to 33 1/3% of its total managed assets.  In addition, in connection with its investment in real estate securities, the Fund may use derivatives, including, among others, forward foreign currency contracts, currency swaps and total return swaps.

RREEF Global, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world.  The fund may also invest in unlisted securities that are expected to be listed on a recognized public stock exchange or traded over the counter within six months from the time of investment.  A security is eligible for investment if the issuer of the security has a market capitalization of at least $50 million.  The fund’s equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks.  The fund may also invest a portion of its assets in other types of securities, including short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities.  The fund does not intend to borrow for investment purposes.  In addition, in connection with its investments in securities of foreign companies, the fund may engage in foreign currency transactions, including foreign currency contracts, options, swaps and other similar transactions.  The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

The following tables set forth a summary of the composition of each fund’s investment portfolio as of [June 30], 2010, and DWS Investments’ estimation of the portfolio composition of RREEF Global assuming consummation of the proposed merger.

Asset Allocation (as a % of investment portfolio)

	RREEF World	RREEF Global	RREEF Global — Estimated (Assuming Consummation of Merger)(1)
Common Stocks	86%	100%	100%
Preferred Stocks	12%	0%	0%
Cash Equivalents	1%	0%	0%
Closed-End Investment Companies	1%	0%	0%
Total	100.0%	100.0%	100.0%

Sector Diversification (as a % of common and preferred stocks and warrants)

	RREEF World	RREEF Global	RREEF Global — Estimated (Assuming Consummation of Merger)(1)
Diversified	44%	44%	44%
Office	17%	11%	11%
Shopping Centers	17%	13%	13%
Health Care	6%	7%	7%
Regional Malls	5%	7%	7%
Apartments	5%	9%	9%
Hotels	3%	4%	4%
Storage	2%	4%	4%
Industrials	1%	1%	1%
Total	100.0%	100.0%	100.0%

Geographical Diversification (as a % of common and preferred stocks and warrants)

	RREEF World	RREEF Global	RREEF Global — Estimated (Assuming Consummation of Merger)(1)
North America	36%	47%	47%
Asia	30%	31%	31%
Europe	19%	11%	11%
Australia	15%	9%	9%
Other	0%	2%	2%
Total	100.0%	100.0%	100.0%
____________

(1)
Reflects DWS Investments’ estimation of the portfolio composition of RREEF Global subsequent to the merger. There can be no assurance as to actual portfolio composition of RREEF Global subsequent to the merger.

6.  How do the management fees and expense ratios of the two funds compare?

The following tables summarize the fees and expenses you may pay when investing in the funds, the expenses that each fund incurred during its fiscal year ended December 31, 2009 and the pro forma expense ratios of RREEF Global assuming consummation of the merger as of that date.

The table immediately below compares the annual management fee schedules of the funds. In the case of RREEF World, the management fee is expressed as a percentage of average daily total managed assets (i.e., the total asset value of the common stock of RREEF World, including the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage)); and in the case of RREEF Global, the management fee is expressed as a percentage of average daily net assets. As of December 31, 2009, RREEF World and RREEF Global had net assets of $104 million and $716 million, respectively.  On December 31, 2009, RREEF World did not have any borrowings.  On July 7, 2010, RREEF World entered into a credit agreement for leverage purposes with State Street Bank and Trust Company for a secured line of credit in an amount of $50,000,000 (the “Credit Agreement”).  [As of the date of this Prospectus/Proxy Statement, RREEF World had borrowed $____ million under the Credit Agreement and the Fund’s total managed assets were $____ million.]

RREEF Global (Pre- and Post-Merger)

First $500 million	1.000%
Next $500 million	0.985%
Next $1 billion	0.960%
Thereafter	0.945%

RREEF World
All asset levels	0.90%

A discussion regarding the basis for the Board’s approval of each fund’s advisory agreements is contained in each fund’s most recent shareholder report for the annual period ended December 31.

The table below describes the fees and expenses that you may pay as a shareholder of the funds. As shown below, the merger is expected to result in lower total expense ratios for stockholders of RREEF World. However, there can be no assurance that the merger will result in lower expense ratios. The information set forth below is based on each Fund’s average net assets and fees and expenses for the year ended December 31, 2009, and RREEF Global’s Class M post-merger estimated annualized fees and expenses assuming the merger was consummated on December 31, 2009. Because Class M shares of RREEF Global have not been previously issued and will be offered exclusively in connection with the merger, the “Other Expenses” for pre-merger Class M shares have been estimated as described below.
Shareholder Fees
(fees paid directly from your investment)

Fee Table	RREEF World Common Stock	RREEF Global Class M Shares
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	N/A	N/A
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	N/A	None
Redemption/Exchange Fee on shares owned less than 6 months (as % of redemption proceeds)	N/A	0.50%(1)
____________

(1)
In connection with the proposed merger, Class M shares issued to current holders of RREEF World shares will be subject to a 0.50% redemption/exchange fee for a period of six months from the date of the merger.

Annual Fund Operating Expenses(1)
(expenses that are deducted from fund assets)

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
RREEF World
Common stock	0.90%	None	0.54%(3)	1.44%
RREEF Global
Class M(2)	0.99%	None	0.41%(2)(3)	1.40%
RREEF Global (Pro forma combined)
Class M	0.99%	None	0.41%(3)(4)	1.40%(5)
____________

(1)	The Annual Fund Operating Expenses table is presented as of December 31, 2009.

(2)
Class M shares of RREEF Global have not commenced operations and will be exclusively offered in connection with the merger. “Other Expenses” are estimated based on the expenses of the existing Class S shares of RREEF Global (which have a fee structure similar to Class M shares), revised to reflect different class specific transfer agent expenses that would be expected to result from the relative average shareholder account sizes for Class S shares compared with Class M shares (based on the estimated shareholder account size of RREEF World).

(3)	Includes 0.10% paid to the Investment Manager for administrative and accounting services pursuant to an Administrative Services Agreement.

(4)	Estimated based on the combined net assets of RREEF World and RREEF Global as of December 31, 2009.

(5)
Pro forma expenses do not include reorganization costs related to the merger that will be borne by RREEF World prior to the merger, currently estimated to be [$290,000] or [0.25%].  Contingent upon completion of the merger, for one year following the merger, the Investment Manager has contractually agreed to maintain RREEF Global’s total operating expenses at 1.41% for Class M shares, excluding certain expenses such as acquired fund (underlying funds) expenses, extraordinary expenses (such as the reorganization costs related to the merger), taxes, brokerage and interest.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a fund’s operating expenses remain the same (except as described below). The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
RREEF World
Assuming you sold your shares at the end of each period.
Common stock	$147	$456	$787	$1,724
Assuming you kept your shares.
Common stock	$147	$456	$787	$1,724
RREEF Global
Assuming you sold your shares at the end of each period.
Class M	$143	$485	$852	$1,883
Assuming you kept your shares.
Class M	$143	$485	$852	$1,883
RREEF Global (Pro forma combined)
Assuming you sold your shares at the end of each period.
Class M	$143	$485	$852	$1,883
Assuming you kept your shares.
Class M	$143	$485	$852	$1,883

Class M shares will convert to Class S shares of RREEF Global after one year following consummation of the merger. After Class M shares of RREEF Global convert to Class S shares, Class S shares are estimated to have an expense ratio of 1.60% (calculated based on actual expenses allocated among all share classes using post-merger asset levels as of December 31, 2009). The example above for the pro forma combined Class M shares reflects this estimated post-conversion expense ratio for Class S shares after year one. The difference between the expense ratios of Class M and Class S is due to the higher “Other Expenses” associated with Class S shares, which in turn is attributable primarily to differences in transfer agency fees.

7.  Has the addition of leverage to RREEF World’s investment portfolio affected RREEF World’s expenses?

Yes.  As stated above, on July 7, 2010, RREEF World entered into the Credit Agreement with State Street Bank and Trust Company for leverage purposes.  The Credit Agreement subjects RREEF World to additional expenses, including interest expense.  Under the Credit Agreement, loans to the Fund generally bear interest at the applicable LIBOR rate plus 1.25%.  Further, RREEF World’s management fee is calculated based on the Fund’s average daily total managed assets (i.e., the total asset value of the common stock of RREEF World, including the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage)).  As a result, RREEF World’s current effective management fee rate is higher than the management fee rate shown in the Annual Fund Operating Expenses table above.  Stockholders of RREEF World should consider that, to the extent that the investment of borrowed amounts generates returns in excess of the costs of borrowing (including interest expense and additional management fees), the additional costs associated with leverage will be fully offset. The table below shows the unaudited estimated expenses for RREEF World based on total managed assets and annualized fees and expenses for the one month period ending September 30, 2010.  On September 30, 2010, RREEF World had $32 million in outstanding borrowings under the Credit Agreement and the Fund’s total managed assets were $____ million.

	Management Fees(1)	Distribution/ Service (12b-1) Fee	Interest Payments on Borrowed Funds(2)	Other Expenses(3)	Total Annual Fund Operating Expenses(4)
RREEF World
Common stock	1.16%	None	0.54%	0.92%	2.62%
____________
(1) Management fee is based on managed assets computed as a percentage of net assets.
(2) Interest expense on leverage loan of $32 million.
(3) Other expenses includes 0.13% of administrative and accounting services based on managed assets computed as a percentage of net assets.
(4) Through September 30, 2011, DIMA has contractually agreed to waive 0.10% of its management fee.

8.  What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by RREEF World or its stockholders as a direct result of the merger. As a result of the merger, however, RREEF World and its stockholders may lose the benefit of certain tax losses that could have been used to offset or defer future gains.  In connection with the merger, a portion of the portfolio assets of RREEF World will be sold and reinvested prior to the merger, which will affect the amount and timing of taxable distributions to RREEF World stockholders. For a more detailed discussion of the federal income tax consequences of the merger, please see “Information about the Proposed Merger — Certain Federal Income Tax Consequences” below.

9.  Will my dividends be affected by the merger?

Yes.  RREEF World currently makes regular monthly cash payments to common shareholders at a level rate and distributes all realized net capital gains, if any, at least annually.  RREEF Global pays dividends and distributions to its shareholders in November or December and, if necessary, may do so at other times as well.

10.  Do the procedures for purchasing, redeeming and exchanging shares of the two funds differ?

Yes. The following table provides a comparison of procedures for purchasing, redeeming and exchanging shares of each fund.

	RREEF Global	RREEF World
Buying Shares	Class M shares of RREEF Global are only available as Merger Shares and cannot be purchased. However, RREEF Global offers other classes of shares that may be purchased.
Shares of RREEF World are purchased in the secondary market through financial intermediaries. The price at which shares are purchased is market price, which may be equal to, higher, or, more typically, lower than net asset value.

Redeeming Shares
Class M shares of RREEF Global are redeemed through the fund’s transfer agent at net asset value, less any applicable redemption fees. During the six-month period from the date of the merger, Class M shares will have a redemption fee of 0.50%. Other classes are subject to redemption fees, which are explained in the fund’s current prospectus.

Shares of RREEF World are sold in the secondary market through financial intermediaries. The price at which shares are sold is market price, which may be equal to, higher, or, more typically, lower than net asset value.

Exchanging Shares	Class M shares of RREEF Global will be exchangeable into Class S shares of other DWS funds after payment of any applicable redemption fee.	The shares of RREEF World have no exchange rights.

11.  How will I be notified of the outcome of the merger?

If the proposed merger is approved by stockholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Class M shares of RREEF Global you are receiving. Otherwise, you will be notified of the outcome of the stockholder vote in the next stockholder report of the Fund.

12.  Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the aggregate net asset value of your investment in RREEF Global immediately following the merger will equal the aggregate net asset value of your investment in RREEF World, which may be greater or less than the aggregate value of your shares of RREEF World at their current market price.

13.  What vote is required to approve the merger?

Approval of the merger will require the affirmative vote of a majority of the outstanding shares of RREEF World.

The Board believes that the proposed merger is in the best interests of the Fund. Accordingly, the Board recommends that stockholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of RREEF Global, and how do they compare with those of RREEF World?

Objectives and Strategies.  While not identical, RREEF World and RREEF Global have relatively similar investment objectives and significant overlap in investments.  RREEF World seeks high current income and capital appreciation, while RREEF Global’s investment objective is total return through a combination of current income and long-term capital appreciation.

Under normal market conditions, RREEF World seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities issued by real estate companies, such as real estate investment trusts (“REITs”), REIT-like structures or real estate operating companies.  The Fund’s 80% investment policy may be changed only by the affirmative vote of at least 80% of the Board and the affirmative vote of the holders of at least 80% of the Fund’s common stock.  A company will be considered a real estate company if, in the opinion of the Investment Adviser or a subadviser, at least 50% of its revenues or at least 50% of the market value of its assets at the time the security is purchased are attributable to the ownership, construction, financing, management or sale of real estate or such other activities that are primarily related to real estate.  Under normal market conditions, a majority of the real estate securities held by the Fund are expected to be securities of companies located or operating in Australia, Canada, the United States and developed markets in Asia and Europe, but the Fund may invest up to 15% of its total assets in real estate companies located or operating in emerging market countries.  At least 40% of the Fund’s total assets will be invested outside the United States.  The Fund may invest in companies without regard to their market capitalization.  Equity securities in which the Fund may invest include common stock, preferred stock, warrants, convertible securities and other equity securities issued by real estate companies.  The Fund may invest up to 20% of its total assets in illiquid investments, including privately negotiated equity or debt securities and may invest up to 20% of total assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating organization.

RREEF World has entered into a credit agreement for leverage purposes, under which the Fund can borrow up to 33 1/3% of its total managed assets.  In addition, the Fund may use derivatives, including, among others, forward foreign currency contracts, currency swaps and total return swaps.  The Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

RREEF Global, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world.  While major changes tend to be infrequent, the fund’s Board could change the fund’s investment objective without seeking shareholder approval.  Shareholders will be provided with at least 60 days’ notice prior to any changes to the fund’s 80% investment policy.  A security is eligible for investment if (i) the issuer of the security has a market capitalization of at least $50 million and, in the opinion of portfolio management, at least 50% of its revenues or 50% of the market value of its assets at the time of purchase are attributed to the ownership, construction, management or sale of real estate; and (ii) it is listed on a recognized public foreign or domestic stock exchange or traded over the counter.  The fund may also invest in unlisted securities that are expected to be listed on a recognized public stock exchange or traded over the counter within six months from the time of investment.  The fund’s equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks.  The fund may also invest a portion of its assets in other types of securities, including short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities.  The fund does not intend to borrow for investment purposes.  In addition, in connection with its investments in securities of foreign companies, the fund may engage in foreign currency transactions, including foreign currency contracts, options, swaps and other similar transactions.  The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

When in portfolio management’s opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of RREEF Global’s assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term investment-grade rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements.  Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

RREEF Global may trade securities actively.  This could raise transaction costs (thus lowering return) and could mean distributions to shareholders will be taxed at higher federal income tax rates.

Primary Risks.  As with any investment, you may lose money by investing in RREEF Global.  The primary risks associated with an investment in RREEF Global are summarized below.  Subject to certain exceptions, the risks of an investment in RREEF Global are similar to the risks of an investment in RREEF World.  Risks associated with the open-end structure of RREEF Global, such as pricing risk, are not directly applicable to RREEF World.

The value of your investment in RREEF Global will change with changes in the values of the investments held by RREEF Global.  A wide array of factors can affect those values.  In this summary we describe the principal risks that may affect RREEF Global’s investments as a whole.  RREEF Global could be subject to additional principal risks because the types of investments it makes can change over time.

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs.

Foreign investment risk.  To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

Concentration risk – real estate securities.  Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund’s performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

Security selection risk.  The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Counterparty risk.  A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments.  This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

Liquidity risk.  In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

RREEF World is also subject to the following primary risks:

Leverage risk.  Use of leverage can magnify the effects of changes in the value of the Fund’s portfolio and make the Fund more volatile.  The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage.  The use of leverage generally requires the Fund to maintain asset coverage in conformity with the requirements of the 1940 Act.  Therefore, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to satisfy asset coverage requirements or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Lower-rated securities risk.  Lower-rated preferred stock or debt securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

Performance Information

The following information provides some indication of the risks of investing in each fund. Of course, a fund’s past performance is not an indication of future performance.

The bar charts show how the performance of common stock of RREEF World and Class S shares of RREEF Global has varied from year to year, which may give some idea of risk. The tables following the charts show how each fund’s performance compares with one or more broad-based market indices (which, unlike the funds, do not have any fees or expenses). After-tax returns are estimates calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Calendar Year Total Returns (%)

RREEF Global — Class S Shares

2010 Total Return as of September 30: 10.74%
For the periods included in the bar chart:
Best Quarter: 35.70 Q2 2009                                                                                                            Worst Quarter:  -32.55 Q42008

RREEF World — Common Stock

2010 Total Return as of September 30: 16.63%
For the periods included in the bar chart:
Best Quarter:  29.34 Q2 2009                                                                                                            Worst Quarter:  -29.53 Q4 2008

Average Annual Total Returns
(for period ended December 31, 2009)

RREEF Global	Past 1 Year	Since Inception*
Class S
Return before Taxes	37.13%	-5.81%
Return after Taxes on Distributions	32.87	-7.54
Return after Taxes on Distributions and Sale of Fund Shares	24.25	-5.69
The FTSE EPRA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)	38.26	-4.76
____________

*	Inception date for the fund was July 5, 2006. Index comparison begins on June 30, 2006.

Total return would have been lower had certain expenses not been reduced.

The FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The Index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price.

	Past 1 Year	Since Inception*
RREEF World
Based on Net Asset Value	49.49%	-13.94%
Based on Market Price	61.26	-22.28
UBS Global Real Estate Investors (US Hedged) Index (reflects no deductions for fees, expenses or taxes)	29.39	-15.98
Lipper Closed-End Real Estate Funds Category (reflects no deductions for fees, expenses or taxes)	49.73	-42.79
____________

*	Inception date for the Fund was June 27, 2007. Index comparison begins on June 30, 2007.

The UBS Global Real Estate Investors (US Hedged) Index is an unmanaged index that allows investors to track the performance of global real estate securities based by investor, asset type, and region. The index is calculated using closing market prices and translates into US dollars by S&P. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

The Lipper Closed-End Real Estate Funds Category represents Funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Real Estate Funds Category. Category returns assume reinvestment of all distributions.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or the corresponding fund at 1-800-349-4281 for RREEF World or 1-800-621-1048 for RREEF Global or visit our Web site at www.dws-investments.com.

III. OTHER INFORMATION ABOUT THE FUNDS

Investment Manager.  DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, serves as each fund’s investment manager, pursuant to an investment management agreement with the fund.  Under the oversight of the Board of each fund, DIMA provides continuing investment management of the assets of each fund in accordance with the fund’s investment objective(s), policies and restrictions. DIMA also provides administrative services to each fund pursuant to an administrative services agreement. DIMA provides a full range of global investment advisory services to institutional and retail clients.  DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, DIMA may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which DIMA or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

Investment Advisor/Subadvisor.  RREEF America L.L.C., with its principal offices at 875 North Michigan Avenue, Suite 4100, Chicago, IL 60611, serves as investment advisor for RREEF World pursuant to an investment advisory agreement with DIMA and serves as subadvisor for RREEF Global pursuant to a sub-advisory agreement with DIMA.  As investment advisor/subadvisor for the funds, RREEF makes the investment decisions, buys and sells securities for the funds and conducts research that leads to these purchase and sale decisions.

RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.  RREEF is an investment advisor registered with the SEC.

Subadvisors/Sub-Subadvisors.  Deutsche Alternatives Asset Management (Global) Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited each serve as subadvisors for RREEF World pursuant to separate sub-advisory agreements with RREEF and as sub-subadvisors for RREEF Global pursuant to separate sub-subadvisory agreements with RREEF.  Under the supervision of the Board, DIMA and RREEF, Deutsche Alternatives Asset Management (Global) Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited manage each fund’s investments in specific foreign markets.  Through the Global Property Asset Allocation Committee, RREEF allocates, and reallocates as it deems appropriate, the fund’s assets among Deutsche Alternatives Asset Management (Global) Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited.  Deutsche Alternatives Asset Management (Global) Limited evaluates stock selections for the European portion of each fund’s assets. Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited evaluate stock selections for the Asian and Australian portions of each fund’s assets, respectively.

Deutsche Alternatives Asset Management (Global) Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, Deutsche Asset Management (Hong Kong) Limited, 55/F Cheung Kong Center, 2 Queen’s Road Central, Hong Kong, China, and Deutsche Investments Australia Limited, Level 21, 83 Clarence Street, Sydney, Australia, NSW, 2000 are each indirect, wholly owned subsidiaries of Deutsche Bank AG.

Portfolio Managers.  Both funds are managed by the same portfolio management team.  The team collaborates to implement each fund's investment strategy. The team is led by a lead portfolio manager who is responsible for developing each fund's investment strategy. Each portfolio manager on the team has authority over all aspects of his designated portion of each fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.  The following individuals handle the day-to-day management of both funds:

John F. Robertson, CFA, is lead Portfolio Manager for each fund. Mr. Robertson is a Managing Director of DeAM. He joined RREEF in 1997 and prior to 1997 was an Assistant Vice President of Lincoln Investment Management responsible for REIT research.  He has managed each fund since fund inception.

Daniel Ekins is Portfolio Manager for each fund. Mr. Ekins is a Managing Director of DeAM. He joined RREEF  in 1997 and has over 23 years of investment industry experience.  He has managed each fund since fund inception.

John Hammond is Portfolio Manager for each fund. Mr. Hammond is a Managing Director of DeAM. He joined RREEF  in 2004 and previously was Director at Schroder Property Investment Management and Director at Henderson Global Investors.   He has managed each fund since fund inception.

William Leung is Portfolio Manager for each fund. Mr. Leung is a Director of DeAM. He joined DeAM  in 2000 and previously was an equity research analyst at Merrill Lynch and UBS Warburg.  He has managed each fund since fund inception.

John W. Vojticek is Portfolio Manager for each fund. Mr. Vojticek is a Managing Director of DeAM. He joined RREEF in 1996 and previously worked as Principal at KG Redding and Associates.  He has managed each fund since fund inception.

Jerry W. Ehlinger is Portfolio Manager for each fund. Mr. Ehlinger is a Managing Director of DeAM. He joined RREEF  in 2004 and previously worked as a Senior Vice President at Heitman Real Estate Investment Management.  He began managing each fund in 2010.

Ross McGlade is Portfolio Manager for each fund.  Mr. McGlade  is a Director of DeAM. He joined RREEF  in 2006 after 19 years of experience at ABN AMRO, AMP Capital and McCann & Associates.  He began managing each fund in 2010.

The Merger SAI provides additional information about the portfolio managers’ investments in DWS funds, a description of the portfolio managers’ compensation structure and information regarding other accounts the portfolio team members manage.

Directors and Officers.  Paul K. Freeman (Chair), John W. Ballantine, Henry P. Becton, Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth serve as Trustees of RREEF Global and also serve as Directors of RREEF World.  Ingo Gefeke serves as a Director of RREEF World, but does not serve as a Trustee of RREEF Global.  The officers of RREEF Global are the same as those of RREEF World.

Independent Registered Public Accounting Firm (“Auditor”).  PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, MA 02110 serves as each fund’s independent registered public accounting firm. PwC audits and reports on each fund’s annual financial statements, reviews certain regulatory reports, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by each fund.

Charter Documents.

RREEF Global is a series of DWS Advisor Funds (the “Trust”), a registered open-end management investment company organized as a business trust under the laws of Massachusetts on July 21, 1986.  RREEF Global is currently divided into five classes of shares: Class A, Class C, Institutional Class, Class S and Class M. Class M shares have not previously been offered. RREEF World was organized as a Maryland corporation in April 2007 and has an authorized capitalization of 100,000,000 shares of $0.01 par value common stock.

Shares.  The Board of RREEF Global has the authority to divide the shares of RREEF Global into multiple funds and to establish and designate two or more classes of shares of any series, with variations in the relative rights and preferences between the classes. Similarly, the Board of Directors of RREEF World may authorize the issuance from time to time of shares of stock of RREEF World of any class or series. All shares of RREEF Global issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable. All shares of RREEF World issued and outstanding are fully paid and non-assessable, transferable, and have no pre-emptive, conversion, exchange, appraisal or redemption rights. Each share of both funds has equal rights with each other share of the same class of the respective fund as to voting, dividends, distributions and liquidation. Shareholders of both funds are entitled to one vote for each full share held and fractional votes for fractional shares held.

Shareholder Meetings.  RREEF World is required to hold annual meetings of stockholders for the election of directors and special meetings of stockholders may be called by the Board of Directors, the Chief Executive Officer or the President, and shall be called by the Chief Executive Officer, the President or the Secretary at the request in writing of stockholders entitled to cast not less than a majority of the votes entitled to be cast at the meeting subject to the requesting stockholders providing the information required by the By-Laws, as amended, with respect to shareholder called meetings. RREEF Global is generally not required to hold meetings of its shareholders. Under the Trust’s Amended and Restated Declaration of Trust, as amended (“Declaration of Trust”), however, shareholders have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of trustees if a meeting is called by or at the direction of the Board for such purpose, provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a series if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law, or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders of RREEF Global also vote upon changes in fundamental policies or restrictions.

Shareholder Liability.  Pursuant to Maryland law, stockholders of RREEF World are generally not personally liable for the debts of RREEF World or any of its classes or series. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of RREEF Global. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund’s Board or officers. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of RREEF Global and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and RREEF Global itself is unable to meet its obligations.

Director Liability.  RREEF World’s Articles of Amendment and Restatement, provide that the Directors of RREEF World, to the fullest extent permitted by the Maryland law, shall not be liable to RREEF World or its stockholders for money damages. The Trust’s Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust. The By-Laws, as amended, of RREEF World provide that RREEF World will indemnify Directors and officers of RREEF World against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with RREEF World. Similarly, the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. Nothing in the Articles of Amendment and Restatement or the By-Laws, both as amended, of RREEF World or the Declaration of Trust of the Trust indemnifies a Director/Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election and Term of Directors.  Each Director of RREEF World serves until the annual meeting of the stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualified or until such Director sooner dies, resigns, retires or is removed. Each Trustee of the Trust serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument signed by at least a majority of the other Trustees. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Any Director of RREEF World may be removed for cause, as such term is defined in RREEF World’s Articles of Amendment and Restatement, at any meeting of stockholders by vote of eighty percent (80%) of votes entitled to be cast generally in the election of Directors. Subject to the limits of the 1940 Act, vacancies on the Board of RREEF World may be filled only by the affirmative vote of the majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies.

Special Provisions of RREEF World’s Articles of Amendment and Restatement.  Under normal market conditions, RREEF World shall invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities issued by real estate companies (the “RREEF World 80% Policy”). For purposes of RREEF World’s 80% Policy, an entity shall be considered a real estate company if, in the opinion of RREEF World’s investment adviser or a subadviser, at least 50% of its revenues or at least 50% of the market value of the entity’s assets at the time the security is purchased are attributed to the ownership, construction, financing, management or sale of real estate or such other activities that are primarily related to real estate, as reasonably determined by the Board of Directors from time to time.  RREEF World’s 80% Policy may be changed only by the affirmative vote of at least 80% of the entire Board of Directors and the affirmative vote of the holders of at least 80% of the shares of RREEF World’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class.  In general, RREEF World may not engage in certain business combinations, including mergers, asset sales and share exchanges, in which stockholders of RREEF World become holders of interests in another entity (an “Acquiring Entity”) unless the business combination is approved by the affirmative vote of at least 80% of the entire Board of Directors and the affirmative vote of the holders of at least 80% of the votes of RREEF World’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class.  However, if (i) 80% of RREEF World’s Continuing Directors (as defined in RREEF World’s Articles of Amendment and Restatement) approve the business combination and (ii) the Acquiring Entity in the business combination has a policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by real estate companies (as defined in RREEF World’s Articles of Amendment and Restatement) and such policy of the Acquiring Entity may not be changed unless approved by at least 80% of the votes of the Acquiring Entity’s common equity and holders of any other class of securities, each voting as a separate class, then the business combination would require approval by at least 50% of the outstanding shares of RREEF World.

[As noted above, RREEF Global has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world (the “RREEF Global 80% Policy”).  The RREEF Global 80% Policy may be changed by the Board of Trustees of the Trust without shareholder approval.  The Trust has agreed, on behalf of RREEF Global, subject to the completion of the merger, to adopt the following: (1) the RREEF World 80% Policy on behalf of RREEF Global; (2) a policy that the RREEF World 80% Policy adopted on behalf of RREEF Global may not be changed unless the change is approved by at least 80% of the outstanding shares of RREEF Global; and (3) a policy providing substantially that RREEF Global will not enter into certain business combinations, including mergers, asset sales and share exchanges, in which shareholders of RREEF Global become holders of interests in an Acquiring Entity, unless (i) the Acquiring Entity has a policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate companies and such policy may not be changed without the approval of at least 80% of the outstanding securities of the Acquiring Entity; (ii) the business combination is approved by the vote of at least 80% of the Trustees of the Acquiring Trust; and (iii) if required by applicable law or the Trust’s governing documents requires shareholder approval, the business combination is approved by at least 50% of the outstanding shares of RREEF Global. See the form of Agreement and Plan of Reorganization between RREEF World and RREEF Global attached to this Prospectus/Proxy Statement as Appendix ____.]

The foregoing is only a summary of the charter documents of RREEF Global and RREEF World and is not a complete description of provisions contained in those sources. Stockholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV.  INFORMATION ABOUT THE PROPOSED MERGER

General.  The stockholders of RREEF World are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between RREEF World and RREEF Global (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Appendix ___.

The merger is structured as a transfer of all of the assets of RREEF World to RREEF Global in exchange for the assumption by RREEF Global of all the liabilities of RREEF World and for the issuance and delivery of Merger Shares to RREEF World equal in aggregate value to the net value of the assets transferred to RREEF Global.

After receipt of the Merger Shares, RREEF World will distribute the Merger Shares to its stockholders, in proportion to their existing stockholdings, in complete liquidation of RREEF World and the legal existence of RREEF World will be terminated. Each stockholder of RREEF World will receive a number of full and fractional Merger Shares equal in aggregate value as of the Valuation Time (as defined on page ___) to the aggregate value of the stockholder’s RREEF World common stock.

Prior to the date of the merger, RREEF World will sell all investments that are not consistent with the current implementation of the investment objective, policies, restrictions and investment strategies of RREEF Global, and make such other changes, including the removal of leverage, to reposition the investment portfolio in preparation for the merger.  RREEF World will declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to stockholders all of its net investment income and realized net capital gains, if any, through the date of the merger.  DIMA anticipates selling approximately [61%] of RREEF World’s investments in anticipation of the merger.  The sale of such investments may increase the taxable distribution to stockholders of RREEF World occurring prior to the merger above that which they would have received absent the merger.  [RREEF World does not expect to distribute any capital gains as of the Exchange Date (as defined on page ___).  As of ___________, RREEF World had approximately $_________ in capital losses.]

The Directors of RREEF World have voted unanimously to approve the Agreement and the proposed merger and to recommend that stockholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by a majority of the outstanding shares of RREEF World.

In the event that the merger does not receive the required stockholder approval, each fund will continue to be managed as a separate fund in accordance with its current investment objective(s) and policies, and the Directors of RREEF World and the Trustees of RREEF Global (collectively, the “Board Members”) may consider such alternatives as may be in the best interests of each fund.

Background and Board’s Considerations Relating to the Proposed Merger. Over the course of several meetings in 2010, DWS Investments discussed with the Board of RREEF World the problems faced by certain DWS closed-end funds, including the Fund, related to persistent trading discounts and dissident shareholder activities by Western.  At a meeting held on October 1, 2010, DWS Investments proposed the merger of RREEF World into RREEF Global as a method of addressing RREEF World’s persistent discount and the dissident activities of Western.  In proposing the merger to the Board of RREEF World, DWS Investments advised the Board that it believes that the proposed merger is in the best interests of RREEF World in light of the Fund’s current trading discount, the similarity of the RREEF World and RREEF Global investment portfolios and the ongoing costs associated with Western’s insurgent activities. DWS Investments stated that merging RREEF World with RREEF Global would allow stockholders of RREEF World to take advantage of a similarly managed investment product with the same management team, while eliminating the effects of trading discounts on Fund shares, and minimizing future legal costs associated with ongoing dissident stockholder activity in RREEF World.  DWS Investments also advised the Board that it was recommending the merger to the Board pursuant to the terms of the Liquidity Program and Standstill Agreement between DIMA and Western.  Pursuant to the terms of the Liquidity Program and Standstill Agreement, Western agreed to support the proposed merger of RREEF World and refrain from insurgent activities with respect to RREEF World and other closed-end funds advised by DIMA for so long as the agreement remains in effect or through October 31, 2015, whichever is earlier.  After considering all of the information previously presented to the Board and the information presented at the meeting on October 1, 2010, the Board preliminarily approved the proposed merger.  [Following further review of the potential implications of the merger for RREEF World and its stockholders, the Board gave final approval to the merger on November 19, 2010.]

Although both the Board and DWS Investments continue to believe that the closed-end fund structure offers certain advantages, they concluded that it would be appropriate for stockholders to have a chance to determine whether the advantages of maintaining that structure are outweighed by the potential benefits of the proposed merger and other considerations facing the Fund. In determining to recommend that stockholders of RREEF World approve the merger, the Board considered, among others, the following factors:

•
NAV Liquidity.  Shares of RREEF Global do not trade on an exchange, so they are not subject to discounts, and stockholders who receive Class M shares of RREEF Global in the merger would be able to redeem their positions at NAV (subject to a 0.50% redemption fee within the first six months following consummation of the merger).

•	Similar Investment Portfolio. The proposed merger offers stockholders of RREEF World an opportunity to maintain their investment in a similar portfolio managed by the same portfolio management team.

•
Investment Performance.  The Board took into account that RREEF World’s performance has generally been better than that of RREEF Global on an NAV basis. The Board noted DWS Investments’ statement that the superior performance of RREEF World is likely attributable to the investment advantages of its closed-end format (such as the greater ability to utilize illiquid investments).

•
Lower Expenses and Fees.  DWS Investments expects the total expense ratio of the Class M shares of the combined open-end fund would be lower than the current expense ratio for RREEF World. The investment advisory fee, administrative fee, and other DWS fee schedules for RREEF World and RREEF Global are comparable, though not structured in the same way.  The Board also considered that after one year from the date of the merger, Class M shares would automatically convert to Class S shares of RREEF Global, which are currently expected to have a slightly higher total expense ratio than Class M shares. The Board took into account that Class S shares of RREEF Global are expected to have a lower expense ratio than the current expense ratio of RREEF World when including the current levels of interest expenses borne by RREEF World with respect to its approximately $32 million in borrowings.  If however, interest expense is excluded from calculations of RREEF World’s expense ratios (as the costs of leverage can be partly or entirely offset by positive investment returns on borrowed moneys), the expense ratio of Class S shares of RREEF Global is expected to be slightly higher than that of RREEF World.  The Board weighed these differences in light of the significant other merger-related advantages to RREEF World stockholders.

•
Elimination of Insurgent Activities and Related Costs.  The Board considered the terms of the Liquidity Program and Standstill Agreement, noting that DIMA had agreed to propose the merger to the Board as part of the Liquidity Program and Standstill Agreement.  The Board also considered that RREEF Global, as an open-end fund is not susceptible to the type of insurgent efforts that Western had engaged in with respect to RREEF World, noting that such efforts appeared likely to create a significant expense and drag on the performance of RREEF World for the near future. The total expense ratio for the combined fund is thus expected to be lower than future anticipated expense ratios for RREEF World.

•
Potential Further Reductions in Expenses.  Over time, the total expense ratio of RREEF Global could be reduced due to economies of scale, as DWS Investments is hopeful that the combined fund will continue to attract investors and continue to spur inflows. The Board also considered that the converse could be true if RREEF Global were to experience significant outflows.

•
Alternative Potential Solutions.  The Board considered various alternatives to address stockholder concerns about the Fund’s trading discount, including conversion to open-end format, liquidation and tender offers, and did not find any such alternatives to be superior to the merger proposal.

•
Terms of Merger Agreement.  The Board reviewed the potential for any dilution of the interests of RREEF World stockholders and determined that the terms and conditions of the Agreement were fair and reasonable as between the two Merging Funds.

•	Tax Considerations. The Board took into consideration the federal income tax consequences of the merger on RREEF World and its stockholders.

Based on all of the foregoing, the Board concluded that: (1) the merger is in the best interests of RREEF World and (2) the interests of the existing stockholders of RREEF World will not be diluted as a result of the merger. Accordingly, on October 4, 2010, the Directors of RREEF World announced their preliminary approval of the proposed merger. [On November 19, 2010, the Directors of RREEF World, including all Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”), unanimously approved the terms of the proposed merger of RREEF World into RREEF Global. The Directors have also unanimously determined to recommend that the merger be approved by RREEF World’s stockholders.]

Agreement and Plan of Reorganization.  The proposed merger will be governed by the Agreement, the form of which is attached as Appendix ___. The Agreement provides that RREEF Global will acquire all of the assets of RREEF World solely in exchange for the assumption by RREEF Global of all the liabilities of RREEF World and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities (alternatively, the proposed merger might be effected as described under “Information about the Proposed Merger — Alternative Transaction Structure”). The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on ____________, 2011, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

RREEF World will transfer all of its assets to RREEF Global, and in exchange, RREEF Global will assume all the liabilities of RREEF World and deliver to RREEF World a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of RREEF World, less the value of the liabilities of RREEF World assumed by RREEF Global. Immediately following the transfer of assets on the Exchange Date, RREEF World will distribute pro rata to its stockholders of record as of the Valuation Time the full and fractional Merger Shares received by RREEF World. As a result of the proposed transaction, each stockholder of RREEF World will receive a number of Merger Shares equal in aggregate net asset value at the Valuation Time to the aggregate net asset value of RREEF World shares surrendered by the stockholder. This distribution will be accomplished by the establishment of accounts on the share records of RREEF Global in the name of such RREEF World stockholders, each account representing the respective number of full and fractional Merger Shares due the respective stockholder. New certificates for Merger Shares will not be issued.

The Directors of RREEF World and the Trustees of RREEF Global have determined that the interests of each fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Directors of RREEF World and the Trustees of RREEF Global have determined that the proposed merger is in the best interests of each fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of RREEF Global and RREEF World, (ii) by either party if the merger shall not be consummated by [__________, 2011] or (iii) by either party if the other party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

If stockholders of RREEF World approve the merger, DWS Investments has represented that it expects approximately [61%] of RREEF World’s holdings will be liquidated prior to the merger and the proceeds reinvested in other securities so that at the time of the merger, RREEF World’s portfolio will conform more closely to RREEF Global’s current implementation of its investment objective, policies, restrictions and strategies.  DWS Investments has estimated that transaction costs in connection with the repositioning of RREEF World’s portfolio will be approximately [$300,000] (“Pre-Merger Transaction Costs”).

The Pre-Merger Transaction Costs and all other fees and expenses of the merger, including legal, proxy solicitation and accounting expenses, SEC registration fees, portfolio transfer taxes (if any) and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement will be borne by RREEF World. The one-time merger costs, excluding the Pre-Merger Transaction Costs, are expected to be approximately [$290,000].

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Alternative Transaction Structure.  It is possible that fluctuations in the value of assets in RREEF World’s investment portfolio prior to Closing (as defined in the Agreement) could result in uncertainty as to whether the merger would constitute a tax-free reorganization for federal income tax purposes if consummated as described in the form of the Agreement attached to this Prospectus/Proxy Statement as Appendix __.  In such an event, the merger of RREEF World with and into RREEF Global could nevertheless qualify as tax-free for federal income tax purposes if it were structured as a “statutory merger” (i.e., a merger under state statute) instead of the transfer of assets of RREEF World in exchange for the assumption of RREEF World’s liabilities by RREEF Global and shares of RREEF Global as described above.  In a statutory merger structure, all of the assets and liabilities of RREEF World, possibly through the use of a transitory organizational structure for RREEF World, would become the assets and liabilities of RREEF Global and all of the shares of stock of RREEF World would be converted into Class M shares of RREEF Global at a rate necessary to result in each stockholder of record of RREEF World, as of the Valuation Time, becoming the record holder of a number of whole and fractional Class M shares of RREEF Global with an aggregate net asset value, as of the Valuation Time, equal to the aggregate net asset value of RREEF World shares held by such stockholder as of the Valuation Time (the “Statutory Merger”).  Your vote to approve the Reorganization shall be treated as a vote authorizing the Statutory Merger (including the use of a transitory organizational structure for RREEF World) and authorizing the Board of Directors of RREEF World to amend the Agreement to the extent necessary or desirable to consummate the Statutory Merger if the Board of Directors of RREEF World deems such actions to be in the best interests of stockholders.  The Statutory Merger only would be consummated if each fund receives a tax opinion from Vedder Price P.C. (“Vedder Price”) that is substantially similar to the opinion described below in this section under “Certain Federal Income Tax Consequences,” with such adjustments as are necessary to reflect the structure of the Statutory Merger.

Description of the Merger Shares.  Merger Shares will be issued to RREEF World’s stockholders in accordance with the Agreement as described above. The Merger Shares are Class M shares of RREEF Global. The Merger Shares are being created solely to effectuate the merger. Merger Shares will not be subject to an initial sales charge or 12b-1 distribution fees. Holders of Merger Shares will not be able to acquire additional Merger Shares, except through reinvestment of dividends and distributions. There will be a redemption fee of 0.50% on the Merger Shares that will apply to redemptions within the first six months following consummation of the merger. One year from the date of the merger, Merger Shares will automatically convert to Class S shares of RREEF Global.  For more information about the characteristics of Class M shares of RREEF Global, please see Appendix ___, and for more information about RREEF World, please see Appendix ___.

Certain Federal Income Tax Consequences.  The merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to each fund’s obligation to consummate the reorganization, each fund will receive a tax opinion from Vedder Price, counsel to RREEF Global, substantially to the effect that on the basis of the existing provisions of the Code, US Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

•
The acquisition by RREEF Global of all of the assets of RREEF World solely in exchange for Merger Shares and the assumption by RREEF Global of all of the liabilities of RREEF World, followed by the distribution by RREEF World to its stockholders of all the Merger Shares it received in complete liquidation of RREEF World, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and RREEF World and RREEF Global will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•
Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by RREEF World upon the transfer of all its assets to RREEF Global solely in exchange for Merger Shares and the assumption of all RREEF World’s liabilities by RREEF Global, or upon the distribution of the Merger Shares by RREEF World to its stockholders in complete liquidation.

•	Under Section 354 of the Code, stockholders of RREEF World will not recognize gain or loss upon the receipt of Merger Shares solely in exchange for RREEF World shares.

•
Under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by each stockholder of RREEF World in the reorganization will be the same as the aggregate tax basis of his or her RREEF World shares exchanged therefor.

•
Under Section 1223(1) of the Code, a RREEF World stockholder’s holding period for his or her Merger Shares will be determined by including the period for which he or she held RREEF World shares exchanged therefor, provided that he or she held RREEF World shares on the date of the reorganization as capital assets.

•
Under Section 1032 of the Code, no gain or loss will be recognized by RREEF Global upon the receipt of all the assets of RREEF World solely in exchange for the Merger Shares and the assumption by RREEF Global of all the liabilities of RREEF World.

•
Under Section 362(b) of the Code, RREEF Global’s tax basis in the assets received from RREEF World in the reorganization will be the same as RREEF World’s tax basis in those assets immediately prior to the transfer.

•
Under Section 1223(2) of the Code, RREEF Global’s holding periods in the assets received from RREEF World in the reorganization will include the periods during which such assets were held by RREEF World.

•
RREEF Global will succeed to and take into account the items of RREEF World described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Vedder Price will express no view with respect to (1) the effect of the merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction and (2) any other federal tax issues (except those set forth above).

The opinion will be based on certain factual certifications made by the officers of RREEF Global and RREEF World and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Vedder Price’s opinion.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the merger were consummated but did not qualify as a tax-free reorganization under the Code, a stockholder of RREEF World would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her RREEF World shares and the fair market value of the Merger Shares he or she received. Stockholders of RREEF World should consult their tax advisors regarding the effect, if any, of the merger in light of their individual circumstances.

In the event that the merger is structured as a Statutory Merger (see “Alternative Transaction Structure” above), each Fund will receive a tax opinion substantially similar to the opinion described above, with such adjustments as are necessary to reflect the structure of the Statutory Merger.

DWS Investments currently estimates that approximately [61%] of the portfolio assets of RREEF World will be sold in connection with the merger. The actual federal income tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and RREEF World’s tax basis in such assets. Any net capital gains recognized in these sales, after the application of any available capital loss carryforwards, will be distributed to RREEF World’s stockholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital loss) during or with respect to the year of sale and such distributions will be taxable to stockholders. Because the merger will end the tax year of RREEF World, it will accelerate distributions to stockholders from RREEF World for its short tax year ending on the date of the merger. Those tax year-end distributions will be taxable and will include any capital gains resulting from portfolio turnover prior to the merger.

Prior to the Closing (as defined in the Agreement), RREEF World and RREEF Global will each make a distribution to its stockholders, which, together with all previous distributions, will have the effect of distributing to its stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and realized net capital gains (after reduction by any capital loss carryforwards), if any, through the Closing for the distribution by RREEF World and through the taxable year ending December 31, 2010 for the distribution by RREEF Global. These distributions generally will be taxable to stockholders for federal income tax purposes.

A fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the merger. First, a fund’s “pre-merger losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund to the extent they exceed an annual limitation amount. Second, one fund’s pre-merger losses cannot be used to offset unrealized gains in another fund that are “built in” at the time of the merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, RREEF World’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of RREEF Global for the taxable year of the merger that is equal to the portion of RREEF Global’s taxable year that follows the date of the merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of a fund may pay taxes sooner, or pay more taxes, than they would have had the merger not occurred.

The combined fund resulting from the merger will have tax attributes that reflect a blending of the tax attributes of the two funds at the time of the merger (including as affected by the rules set forth above). Therefore, the stockholders of RREEF World receive a proportionate share of any “built-in” (unrealized) gains in RREEF Global’s assets as well as any taxable gains realized by RREEF Global but not distributed to its shareholders prior to the merger, when such gains are eventually distributed by RREEF Global. As a result, stockholders of RREEF World may receive a greater amount of taxable distributions than they would have had the merger not occurred. Further, any pre-merger losses of RREEF World (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the merger and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such a merger, such that the benefit of those losses to RREEF World stockholders may be further reduced relative to what the benefit would have been had the merger not occurred.

The amount of realized and unrealized gains and losses of each fund, as well as the size of each fund, at the time of the merger will determine the extent to which the funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined fund following the merger, and consequently the extent to which the combined fund may be required to distribute gains to its shareholders earlier than would have been the case absent the merger. Thus, the impact of the rules and blending of tax attributes described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the merger. As of September 15, 2010, RREEF World had net realized losses of approximately $85 million, equal to about 84% of its net asset value; RREEF Global had net realized losses of approximately $271 million, equal to about 33% of its net asset value.  Had the merger occurred on September 15, 2010, RREEF World’s $85 million of losses would have been subject to an annual limitation of about $4 million per year.  Thus the merger would have reduced the potential benefit of these very significant losses to RREEF World shareholders, thereby causing RREEF World shareholders to incur a significant potential tax cost.  RREEF Global’s losses would not have been subject to the section 382 limitation.  However, because of the larger relative size of RREEF Global, its proportionately smaller loss carryforwards and larger built-in gains, the merger would have resulted in a significant potential cost to RREEF World shareholders, and a slight potential cost to RREEF Global shareholders.  Therefore, as a result of the merger, RREEF World shareholders may receive taxable distributions sooner, and in larger amounts, than they would have received had the merger not occurred.  As noted above, the tax effect of the merger depends on each Fund’s relative tax situation at the time of the merger, which situation will be different than the tax situation on September 15, 2010 and cannot be calculated precisely prior to the merger.  Portfolio turnover in a Fund, market fluctuations, redemption activity and other events could cause the actual tax effect of the merger to differ substantially from that described above.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any stockholder. Stockholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

Capitalization.  The following table sets forth the unaudited capitalization of each fund as of June 30, 2010, and of RREEF Global on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Acquiring	Acquired
	DWS RREEF	DWS RREEF
	Global Real	World Real
	Estate	Estate Fund, Inc	Pro Forma	Pro Forma
	Securities Fund		Adjustments(2)	Combined
Net Assets($)
Class A	386,507,985	N/A	N/A	386,507,985
Class C	20,873,474	N/A	N/A	20,873,474
Class S	91,562,612	N/A	N/A	91,562,612
Institutional Shares	217,293,528	N/A	N/A	217,293,528
Common Stock/Class M	N/A	95,163,155	(290,000)	94,873,155
Total Net assets	716,237,599	95,163,155	(290,000)	811,110,754
Shares outstanding
Class A	61,542,442	N/A	N/A	61,542,442
Class C	3,323,771	N/A	N/A	3,323,771
Class S	14,600,299	N/A	N/A	14,600,299
Institutional Shares	34,532,107	N/A	N/A	34,532,107
Common Stock/Class M	N/A	5,955,568	9,175,587	15,131,285
Net Asset Value per share($)
Class A	6.28	N/A	—	6.28
Class C	6.28	N/A	—	6.28
Class S	6.27	N/A	—	6.27
Institutional Shares	6.29	N/A	—	6.29
Common Stock/Class M	N/A	15.98	—	6.27
____________

(1)
Assumes the merger had been consummated on June 30, 2010 and is for information purposes only. No assurance can be given as to how many shares of RREEF Global will be received by the stockholders of RREEF World on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of RREEF Global that actually will be received on or after such date.

(2)	Pro Forma adjustments include estimated one-time merger costs of $290,000, which are to be borne by RREEF World.

Required Vote; Recommendation of the Board of Directors

The transactions contemplated by the Agreement will be consummated only if approved by a majority of the outstanding shares of RREEF World. Abstentions and broker non-votes, if any, will have the effect of votes against the proposal. The Directors of RREEF World, a majority of whom are Independent Directors, unanimously recommend approval of the merger.

V.   VOTING AT THE STOCKHOLDER MEETING AND OTHER INFORMATION

General.  This Prospectus/Proxy Statement is furnished in connection with the proposed merger of RREEF World into RREEF Global and the solicitation of proxies by and on behalf of the Directors of RREEF World for use at the Special Meeting of RREEF World Stockholders (the “Meeting”).  The Meeting is to be held on _______________, 2011 at _________, Eastern time at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 24th Floor, New York, NY 10154, or at such later time as is made necessary by adjournment or postponement.  The Notice of the Special Meeting of Stockholders, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about ____________, 2010.

As of [record date], 2010, the following number of shares were issued and outstanding for the Fund:

Shares	Issued and Outstanding
Common Stock

Only stockholders of record on [record date], 2010 will be entitled to notice of and to vote at the Meeting.  Each share of common stock entitles the holder thereof to one vote on the proposal at the Meeting and any postponement(s) or adjournment(s) thereof.
Required Vote.  Proxies are being solicited from RREEF World’s stockholders by the Directors of RREEF World for the Meeting.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement.  The transactions contemplated by the Agreement will be consummated only if approved by a majority of the outstanding shares of RREEF World.

Record Date, Quorum and Method of Tabulation.  Stockholders of record of the Fund at the close of business on [record date], 2010 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof.  The presence in person or by proxy of a majority of the outstanding shares shall constitute a quorum at the Meeting. For purposes of establishing whether a quorum is present at the Meeting, all shares of stock entitled to vote, including abstentions and broker non-votes, shall be counted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by RREEF World as Inspectors of Election for the Meeting.  The Inspectors of Election will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast.  Abstentions and broker non-votes will have the effect of a negative vote on the proposal.

Whether or not a quorum is present, the Meeting of the Fund may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the stockholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares of stock present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. On any adjournment put to a stockholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interest of stockholders. Unless a proxy is otherwise limited in this regard, any shares of stock present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournment will subject the Fund to additional expenses. An adjournment may not extend beyond a date 120 days after the Record Date.

Share Ownership.  As of the Record Date, _________ Directors of the Fund, _____________, owned __________shares of the Fund, in each case representing less than 1% of the outstanding shares of the Fund’s common stock. No other Directors nor the Fund’s principal executive officer or principal financial officer owned shares of the Fund. In total, the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

As of the Record Date, ___ Trustees of RREEF Global, _______, owned _____ shares of RREEF Global, representing less than 1% of the outstanding shares of RREEF Global. No other Trustees nor the fund’s principal executive officer or principal financial officer owned shares of RREEF Global. In total, the Trustees and officers of RREEF Global owned, as a group, less than 1% of the outstanding shares of RREEF Global.

To the knowledge of the funds, as of the Record Date, no stockholder or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, owned beneficially more than 5% of any class of either fund’s outstanding shares, except as set forth below.

RREEF World

Share Class	Name and Address	Shares Owned	% Ownership
Common			%

Common			%

RREEF Global

Share Class	Name and Address	Shares Owned	% Ownership
A			%
C			%
INST			%
S			%

Other Matters.  The Board of Directors does not know of any matters to be brought before the Meeting other than that mentioned in this Prospectus/Proxy Statement. The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof.

Solicitation of Proxies and Proxy Costs.  Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of DIMA. The Fund has retained Georgeson Inc. (“Georgeson”), 199 Water Street, New York, New York 10038 to assist in the proxy solicitation and tabulation of votes. The cost of its services is estimated at $___________, plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund’s officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

As the Meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 866_____________.

Any stockholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02108). Any stockholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet.

One Prospectus/Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Prospectus/Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, stockholders should call 800-349-4281 or write to the Fund at 345 Park Avenue, New York, New York 10154.

APPENDIX A

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Each party must sign, and the name or names of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signatures
Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodial or Estate Accounts

(1)	John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr.
UGMA
(2)	John B. Smith	John B. Smith, Jr., Executor

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [___] day of [________], 2010, by and among DWS Advisor Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS RREEF Global Real Estate Securities Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust, and DWS RREEF World Real Estate Fund, Inc. (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a Maryland corporation. The principal place of business of the Acquiring Trust and the Acquired Fund is 345 Park Avenue, New York, NY 10154.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class M voting shares of beneficial interest (par value $0.001 per share) of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, immediately followed by the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares and the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the common shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable to the Acquired Fund’s directors. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 5.14).

1.3 The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4 Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the common shares of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund common shares owned by such shareholders as of the Valuation Time. All issued and outstanding common shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in common shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s most recently effective prospectus and statement of additional information.

1.6 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7 All books and records of the Acquired Fund, including, without limitation, all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Trust as soon as practicable following the Closing Date.

2.  Valuation

2.1 The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, the Acquiring Fund’s most recently effective prospectus and statement of additional information and any other valuation policies or procedures applicable to the Acquiring Fund then in effect, copies of which have been delivered to the Acquired Fund.

2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. In the event that, as of the Valuation Time, there are no Class M shares outstanding, then, for purposes of this Agreement, the per share net asset value of a Class M share shall be equal to the net asset value of one Class S share of the Acquiring Fund.

2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to common shares of the Acquired Fund, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

2.4 All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.  Closing and Closing Date

3.1 The Closing of the transactions contemplated by this Agreement shall occur on [_________, 2011], or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2 The Acquired Fund shall deliver, or cause to be delivered, to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3 Brown Brothers Harriman & Co. (“BBH”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to BBH, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4 DWS Investments Service Company (“DWS-ISC”), as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund common shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5 In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust or Board of Directors of the Acquired Fund, as applicable (each a “Board”), accurate appraisal of the value of the net assets with respect to the Class M shares of the Acquiring Fund or the common shares of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6 The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation payable to the Acquired Fund’s directors. ]

4.  Representations and Warranties

4.1 The Acquired Fund represents and warrants to the Acquiring Trust as follows:

(a) The Acquired Fund is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquired Fund’s Articles of Amendment and Restatement, as amended or supplemented, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b) The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, the NYSE and such as may be required by state securities laws;

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund, will not result (i) in violation of Maryland law or of the Acquired Fund’s Articles of Amendment and Restatement, as amended or supplemented, or By-Laws, as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2009, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since December 31, 2009, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Acquired Fund (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company, has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all of its investment company taxable income (as defined in Code Section 852, computed without regard to any deduction for dividends paid by the Acquired Fund) and realized net capital gain (as defined in Code Section 1222) that has accrued through the Closing Date;

(j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-ISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the directors of the Acquired Fund (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) During the offering of the Acquired Fund’s common shares, the prospectuses and statements of additional information of the Acquired Fund conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o) The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust, or By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2009, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since December 31, 2009, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Acquiring Fund (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date;

(j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase Acquiring Fund shares, nor is there outstanding any security convertible into Acquiring Fund shares;

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein;

(q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date; and

(r) The Acquiring Fund Shares have been duly established and designated by the Board of Trustees of the Acquiring Trust.

5.  Covenants of the Acquiring Fund and the Acquired Fund

5.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date except as otherwise provided herein, including, without limitation, Section 5.16 hereof, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund covenants and agrees to coordinate its portfolio from the date of shareholder approval of the Agreement up to and including the Closing Date, as set forth in Section 5.15, in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2 Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3 The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein and to also obtain approval of an alternative “statutory merger” structure described in the Registration Statement, if such structure is agreed upon by the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund. Such meeting shall be scheduled for no later than [________________, 2011].

5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Trust, on behalf of the Acquiring Fund, reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6 Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7 Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act. To the extent required under applicable law, the Acquired Fund will separately file a proxy statement with the Commission, in compliance in all material respects with the 1934 Act and the 1940 Act.

5.8 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Trust, on behalf of the Acquiring Fund, covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue the Acquiring Fund’s operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Trust may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10 The Acquiring Trust, on behalf of the Acquiring Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11 As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing in complete liquidation of the Acquired Fund and the Acquired Fund’s existence shall as soon as possible thereafter be terminated.

5.12 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13 The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquiring Trust, the Acquiring Fund or the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated herein in section 8.5.

5.14 At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders (i) all of the excess of (x) the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s realized net capital gain (after reduction by any capital loss carryover), in each case for both the current taxable year (which will end on the Closing Date) and all preceding taxable years.

5.15 The Acquiring Trust, on behalf of the Acquiring Fund, agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that the Acquiring Fund does not wish to acquire because they are not consistent with the current implementation of the investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Trust, on behalf of the Acquiring Fund, agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s current implementation of its investment objective, policies, restrictions or strategies prior to the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization for federal income tax purposes.

5.16 The Acquired Fund covenants and agrees that, upon shareholder approval of the Agreement, the Acquired Fund will take all reasonable actions necessary to reduce the amount of outstanding borrowings of the Acquired Fund under its credit agreement with State Street Bank and Trust Company (the “Credit Agreement”) to $0 and to terminate the Credit Agreement.  Each such action shall be completed before the Closing Date.

5.17 [The Acquiring Trust, on behalf of the Acquiring Fund, covenants and agrees to take all necessary actions to adopt policies on behalf of the Acquiring Fund that require (i) the Acquiring Fund to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by “real estate companies” (as defined in the Acquired Fund’s Articles of Amendment and Restatement) (the “80% Policy”) and (ii) that the 80% Policy may not be changed unless approved by at least 80% of the votes of the Acquiring Fund’s shares.

The Acquiring Trust, on behalf of the Acquiring Fund, further covenants and agrees to take all necessary actions to adopt a policy on behalf of the Acquiring Fund that the Acquiring Fund may only engage in a Business Combination (as defined in the Acquired Fund’s Articles of Amendment and Restatement) described in subparagraph 2(i)(A) of Article VI of the Acquired Fund’s Articles of Amendment and Restatement where holders of shares of the Acquiring Fund become holders of interests in another Person (as defined below) (such other Person, an “Acquiring Person”) or subparagraph 2(i)(B) of Article VI of the Acquired Fund’s Articles of Amendment and Restatement and involving the disposition of all or substantially all of the assets of the Acquiring Fund in one transaction or a series of transactions and where holders of shares of the Acquiring Fund become holders of interests in an Acquiring Person (each a “Reorganization Transaction”) if:

(i) the Reorganization Transaction is approved by (1) at least eighty percent (80%) of the votes of the Acquiring Fund’s common equity and holders of any other class of securities, each voting as a separate class, (2) 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Acquiring Fund other than votes entitled to be cast by an Interested Party who is (or whose Affiliate or Associate (each as defined below) is) a party to the Reorganization Transaction or an Affiliate or Associate of the Interested Party; and (3) the affirmative vote of at least eighty percent (80%) of the entire Board of Trustees of the Acquiring Trust; or

(ii) provided that the Acquiring Person has an 80% Policy and such 80% Policy may not be changed unless approved by at least 80% of the votes of the Acquiring Person’s common equity and holders of any other class of securities, each voting as a separate class, the Reorganization Transaction is approved by (A) 80% of the Acquiring Trust’s Continuing Directors (as in the Acquired Fund’s Articles of Amendment and Restatement) or (B) conditions substantially similar to the conditions of Article VI subparagraphs (1)(iv)(B), (C), (D), (E) and (F) are satisfied and, if the Reorganization Transaction requires the vote of shareholders under applicable law or the Acquiring Trust’s governing documents, the Reorganization Transaction is also approved by a majority of the votes entitled to be cast by shareholders

(iii) acquirors of the Acquiring Person (and their acquirers) would be required to impose substantially similar conditions upon itself in connection with any acquisition of the Acquiring Person (and any acquisition of their acquirors).

The policies to be adopted by the Acquiring Trust, on behalf of the Acquiring Fund, as described in this Section 5.17 shall be contingent upon the consummation of the transactions provided for herein.]

5.18 Prior to the Closing, the Acquiring Fund will pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquiring Fund shareholders (i) all of the excess of (x) the Acquiring Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquiring Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquiring Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquiring Fund’s realized net capital gain (after reduction by any capital loss carryover), in each case for both the taxable year ending on December 31, 2010 and all preceding taxable years.

6.  Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3 The Acquired Fund shall have received on the Closing Date an opinion of Vedder Price P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquiring Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

6.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5 The Acquiring Trust shall have entered into an expense cap agreement with Deutsche Investment Management Americas Inc. limiting the expenses of Class M shares of the Acquiring Fund to 1.41%, excluding certain expenses such as acquired fund (underlying funds) expenses, extraordinary expenses (such as the costs related to the Reorganization), taxes, brokerage and interest, for a period of one year commencing on the Closing Date.

7.  Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

7.3 The Acquired Fund shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, on the Closing Date a certificate executed in its name by the Acquired Fund’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Trust, on behalf of the Acquiring Fund, shall reasonably request.

7.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquired Fund has been formed as a corporation under the laws of the State of Maryland and is legally existing as a corporation under the laws of the State of Maryland;

(b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Fund’s Articles of Amendment and Restatement, as amended or supplemented, or By-Laws, as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Fund is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of the State of Maryland for the transfer of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund and will be subject to such firm’s customary opinion qualifications, assumptions and limitations. With respect to all matters of Maryland law, such firm shall be entitled to state that, with the approval of the Acquiring Trust, it has relied on the opinion of Ober, Kaler, Grimes & Shriver, P.C. and that its opinion is subject to the same qualifications, assumptions and limitations with respect to such matters as are contained in the opinion of Ober, Kaler, Grimes & Shriver, P.C.

7.5 The Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund’s Articles of Amendment and Restatement, as amended or supplemented, and By-Laws, as amended, applicable Maryland law, the rules of the NYSE and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities and the NYSE deemed necessary by the Acquiring Trust, on behalf of the Acquiring Fund, or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of Vedder Price P.C. addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, US Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(a) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of all the Acquiring Fund Shares it received in complete liquidation and termination of the Acquired Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption of all the Acquired Fund’s liabilities by the Acquiring Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation;

(c) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss upon the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares;

(d) under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund in connection with the reorganization will be the same as the aggregate tax basis of his or her Acquired Fund shares exchanged therefor;

(e) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefor, provided that he or she held the Acquired Fund shares on the date of the reorganization as capital assets;

(f) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

(g) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets received from the Acquired Fund in the reorganization will be the same as the Acquired Fund’s tax basis in those assets immediately prior to the transfer;

(h) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in the assets received from the Acquired Fund will include the periods during which such assets were held by the Acquired Fund;

(i) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will express no view with respect to (1) the effect of the merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction and (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of certain factual certifications to be made by the officers of the Acquiring Trust and the Acquired Fund, upon which certifications the opinion will explicitly rely. Opinions of counsel are not binding upon the Internal Revenue Service or the courts; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will be based on customary assumptions. There is no assurance that the Internal Revenue Service or a court would agree with the opinion. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  Indemnification

9.1 The Acquiring Trust, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  Fees and Expenses

10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund, each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2 The Acquired Fund will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the sale and purchase of assets as directed by the Acquiring Trust, on behalf of the Acquiring Fund, pursuant to Section 5.15 prior to the date of the Reorganization and any transaction costs, interest or early termination fees incurred by the Acquired Fund in complying with Section 5.16.  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

11.  Entire Agreement

The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.  Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [____________, 2011], unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, NY 10154, with a copy to Ropes & Gray LLP, 800 Boylston Street, Boston, Massachusetts, 02199, Attention: John W. Gerstmayr, Esq., or to the Acquiring Fund, 345 Park Avenue, New York, NY 10154, with a copy to Vedder Price P.C., 222 N. LaSalle Street, Chicago, Illinois, 60601, Attention: David A. Sturms, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.  Headings; Counterparts; Assignment; Limitation of Liability

15.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 It is expressly agreed that the obligations of the Acquiring Trust or Acquired Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Acquired Fund or the Funds personally, but bind only the respective property of the Acquiring Fund or Acquired Fund, as applicable, as provided in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or the Acquired Fund’s Articles of Amendment and Restatement, as amended or supplemented. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Acquiring Trust’s trustees on behalf of the Acquiring Fund, and the Acquired Fund’s directors, and this Agreement has been signed by authorized officers of the Acquiring Trust and the Acquired Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in the Acquiring Trust’s Amended and Restated Declaration of Trust, or the Acquired Fund’s Articles of Amendment and Restatement, as amended or supplemented.

15.5 Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring Fund shall constitute the obligations, agreements, representations and warranties of the Acquiring Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.6 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS ADVISOR FUNDS, on behalf of DWS RREEF Global Real Estate Securities Fund

Secretary	By: Michael G. Clark
Its: President

Attest:	DWS RREEF WORLD REAL ESTATE FUND, INC.

Secretary	By: Michael G. Clark
Its: President

APPENDIX C

DIFFERENCES BETWEEN OPEN-END
AND CLOSED-END INVESTMENT COMPANIES

1. Fluctuation of Capital.  Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in the securities markets.

In contrast, open-end investment companies, commonly referred to as “mutual funds,” issue redeemable securities. The holders of these redeemable securities have the right to surrender them to the mutual fund and obtain in return their proportionate share of the value of the mutual fund’s net assets at the time of the redemption (less any redemption fee charged by the fund or contingent deferred sales charge imposed by the fund’s distributor). Most mutual funds also continuously issue new shares to investors at a price based upon their net asset value at the time of such issuance. Accordingly, an open-end fund may experience continuing inflows and outflows of cash, and may experience net sales or net redemptions of its shares during any particular period.

2. Redeemability of Shares; Discount and Premium.  Open-end funds are required to redeem their shares at a price based upon their then-current net asset value (except during periods when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the 1940 Act). The open-end fund structure thus precludes the possibility of the mutual fund’s shares trading at a discount from, or a premium, to, net asset value. The shares of closed-end funds, on the other hand, are bought and sold, in the securities markets at prevailing market prices, which may be equal to, less than, or more than net asset value.

3. Raising Capital; Cash Reserves.  Closed-end investment companies may not issue new shares at a price below net asset value except in rights offerings to existing shareholders, in payment of distributions, and in certain other limited circumstances. Accordingly, the ability of closed-end funds to raise new capital is restricted, particularly at times when their shares are trading at a discount to net asset value. The shares of open-end investment companies, on the other hand, are usually offered on a continuous basis at net asset value, or at net asset value plus a sales charge.

Because closed-end investment companies are not required to meet redemptions, their cash reserves can be substantial or minimal, depending upon the investment manager’s investment strategy. Most open-end investment companies maintain cash reserves adequate to meet anticipated redemptions without prematurely liquidating their portfolio securities.

The maintenance of larger cash reserves required to operate prudently as an open-end investment company when net redemptions are anticipated may reduce an open-end investment company’s ability to achieve its investment objective.

4. Listing of Shares on Exchange.  Closed-end funds typically list and trade their common shares on an exchange or other securities market such as the NYSE, Chicago Stock Exchange or NASDAQ. Open-end fund shares are not listed on an exchange or other securities market and continuously offer their shares.

5. Underwriting; Brokerage Commission or Sales Charges on Purchases and Sales.  Open-end investment companies typically seek to sell new shares on a continuous basis in order to offset redemptions and avoid shrinkage in size. Shares of “load” open-end investment companies are normally offered and sold through a principal underwriter, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, or receives a distribution fee from the fund, or both, to compensate it and securities dealers for sales and marketing services. Shares of “no-load” open-end investment companies are sold at net asset value, without a sales charge, with the fund’s investment advisor or an affiliate normally bearing the cost of sales and marketing from its own resources. Shares of closed-end investment companies, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions.

6. Shareholder Services.  Open-end investment companies typically provide more services to shareholders and incur correspondingly higher shareholder servicing expenses. One service that is generally offered by a family of open-end funds is enabling shareholders to exchange their investment from one fund into another fund that is part of the same family of open-end funds at little or no cost to the shareholders.

7. Leverage.  Open-end investment companies are prohibited by the 1940 Act from issuing “senior securities” representing indebtedness (i.e. bonds, debentures, notes and other similar securities), other than indebtedness to banks when there is asset coverage of at least 300% for all borrowings, and may not issue preferred stock. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness when the 300% asset coverage test is met, may issue preferred stock subject to various limitations (including a 200% asset coverage test), and are not limited to borrowings from banks.

8. Annual Shareholders Meetings.  Closed-end funds which are generally listed on an exchange or other securities market are generally required by the rules of the exchange or securities market to hold annual meetings of its shareholders. Typically, open-end funds are organized in state jurisdictions that do not require annual shareholder meetings and are only required to hold shareholder meetings for certain 1940 Act matters.

9. Redemption of Small Accounts.  Open-end investment companies typically require minimum shareholder account sizes in order to reduce the administrative burdens and costs incurred in maintaining numerous small accounts. An open-end investment company may reserve the right to redeem all the shares of any shareholder whose account has a net asset value below a certain level (e.g., $500).

APPENDIX D

INFORMATION ABOUT CLASS M SHARES OF DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

 <PRE>

[GRAPHIC APPEARS HERE]

PROSPECTUS

_____ _, 2010

DWS RREEF Global Real Estate Securities Fund
CLASS                                         M

(Class M shares are only available as Merger Shares in connection with the merger of DWS RREEF World Real Estate Fund, Inc. into DWS RREEF Global Real
Estate Securities Fund)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS RREEF GLOBAL REAL ESTATE
SECURITIES FUND

Payments to Broker-Dealers and
Other Financial Intermediaries.....................  4
FUND DETAILS
Additional Information About Fund Strategies and

INVESTING IN THE FUND

-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

  CLASS   M

INVESTMENT OBJECTIVE

The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These are the fees you may pay when you buy and hold shares.

SHAREHOLDER FEES (paid directly from your investment)

                                                                M
                                                        ---------
Maximum sales charge (load) on purchases, as % of
offering
price                                                     None
-------------------------------------------------------   --
Maximum contingent deferred sales charge (load), as %
of
redemption proceeds                                       None
-------------------------------------------------------   --
Redemption/exchange fee on shares redeemed or exchanged
within six months of receipt, as % of redemption        0.50
------------------------------------------------------- ----
  proceeds
--------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                     M
                                                 -----
Management fee
------------------------------------------------ -----
Distribution/service
(12b-1) fees                                     None
------------------------------------------------ -----
Other expenses (includes an administrative fee)
------------------------------------------------ -----
TOTAL ANNUAL FUND OPERATING EXPENSES
------------------------------------------------ -----

Because Class M shares have not been previously issued, "Other expenses" are estimated based on the expenses of the existing Class S shares of the fund
(which have a fee structure similar to Class M shares).

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS      M
------  ----
1       $
--      ----
3
--      ----
5
--      ----
10
--      ----

You would pay the following expenses if you did not redeem your shares:

YEARS      M
------  ----
1       $
--      ----
3
--      ----
5
--      ----
10
--      ----

Class M shares will convert to Class S shares one year after the merger with
DWS RREEF World Real Estate Fund, Inc.; the Example for Class M reflects the estimated fees incurred by Class S after this conversion.

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 114%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund will invest at least 80%
of its net assets, plus the amount of any borrowing for investment purposes
(calculated at the time of any investment), in the equity securities of real estate investment trusts (REITs) and real estate operating companies listed on recognized stock exchanges around the world. A security is eligible for investment if (i) the issuer of the security has a market capitalization of at least $50 million and, in the opinion of portfolio management,

PROSPECTUS _____ _, 2010          DWS RREEF Global Real Estate Securities Fund

at least 50% of its revenues or 50% of the market value of its assets at the time of purchase are attributed to the ownership, construction, management or sale of real estate; and (ii) it is listed on a recognized public foreign or domestic stock exchange or traded over the counter. The fund may also invest in unlisted securities that are expected to be listed on a recognized public stock exchange or traded over the counter within six months from the time of investment.

The fund's equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks. Currently, the fund does not intend to borrow for investment purposes.

The fund may also invest a portion of its assets in other types of securities.
These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and other derivatives, which prohibits leverage of the fund's assets by investing in a derivative security. In addition, while the fund does not currently plan to hedge foreign currency risk, the fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar transactions, in connection with its investments in securities of foreign companies.

MANAGEMENT PROCESS. The fund seeks to take advantage of the extensive expertise of its investment advisor's and its affiliates' dedicated, in-house direct real estate investment teams located in the United States, Europe, Asia and
Australia.

In choosing securities, portfolio management uses a combination of two analytical disciplines:

TOP-DOWN RESEARCH. Portfolio management analyzes market-wide investment conditions to arrive at the fund's weighting across regional markets (i.e., the portfolio weighting across investments in the Americas, Europe, Asia and
Australia), and, within these regions, its strategy across investment sectors, such as office, industrial, retail, hospitality and residential apartment real estate sectors. The research includes analysis of various factors, including real estate market dynamics (such as supply/demand conditions), the economic environment (such as interest rates, inflation and economic growth), expected capital flow dynamics and exchange rate conditions.

BOTTOM-UP RESEARCH. Portfolio management analyzes characteristics and investment prospects of a particular security relative to others in its local market to actively manage the fund's exposure to individual securities within each region. Disciplined valuation analysis drives this decision-making process, guiding portfolio management to invest in securities they believe can provide superior returns over the long-term, and to sell those that they believe no longer represent the strongest prospects. The fund's security selection strategy focuses on identifying securities that have the potential for price appreciation and pay attractive, reliable dividends. It is expected that the majority of the fund's returns will be generated by security-specific investment decisions, which are the responsibility of portfolio managers located in the respective geographical regions.

The Global Property Asset Allocation Committee of the investment advisor and its affiliates, which is comprised of the portfolio managers from each region and chaired by the lead portfolio manager for global real estate security investments, determines the allocation of the fund's investments across geographic regions.

--------------------------------------------------------------------------------

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

CONCENTRATION RISK - REAL ESTATE SECURITIES. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local

PROSPECTUS _____ _, 2010          DWS RREEF Global Real Estate Securities Fund

economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk.
Further, REITs are dependent upon management skills and may not be diversified.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.

Class M is a new class of shares and therefore does not have a full calendar year of performance available. In the bar chart and the table, the performance figures are based upon the historical performance of the fund's Class S shares.

CALENDAR YEAR TOTAL RETURNS (%) (Class S)

Returns for other classes were different and are not shown here.

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -7.72       -48.48     37.13
  2007        2008       2009

Best Quarter: 35.70%, Q2 2009        Worst Quarter: -32.55%, Q4 2008
Year-to-Date as of 9/30/10: 10.74%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

Indexes have no sales charges and cannot be invested in directly. After-tax returns reflect the highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k)
or other tax-advantaged investment plan.

                                 CLASS           1       SINCE
                             INCEPTION        YEAR   INCEPTION
                           -----------  ----------  ----------
CLASS S before tax          7/5/2006        37.13       -5.81
-------------------------   --------        -----      ------
  After tax on
  distributions()                           32.87       -7.54
  After tax on distribu-
  tions, with sale                          24.25       -5.69
-------------------------  --------         -----      ------
THE FTSE EPRA/NAREIT
DEVELOPED INDEX                             38.26       -4.76
-------------------------  --------         -----      ------

Index inception comparison begins on 6/30/06.

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR
RREEF America L.L.C.

PROSPECTUS _____ _, 2010          DWS RREEF Global Real Estate Securities Fund

SUB-SUBADVISORS

Deutsche Alternatives Asset Management (Global) Limited, Deutsche Asset
Management (Hong Kong) Limited and Deutsche Investments Australia Limited.

PORTFOLIO MANAGER(S)

JOHN F. ROBERTSON, CFA, MANAGING DIRECTOR. Lead Portfolio Manager of the fund.
Joined the fund in 2006.

DANIEL EKINS, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

JOHN HAMMOND, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

WILLIAM LEUNG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2006.

JOHN W. VOJTICEK, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

JERRY W. EHLINGER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund.
Joined the fund in 2010.

ROSS MCGLADE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2010.

PURCHASE AND SALE OF FUND SHARES

TO PLACE ORDERS

MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               (800) 621-1048, M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET

You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York
Stock Exchange is open for regular trading.

This prospectus relates to Class M shares of the fund. Class M shares have been created especially for former shareholders of DWS RREEF World Real Estate Fund,
Inc. Class M shares are not available for purchase.

TAX INFORMATION

The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

PROSPECTUS _____ _, 2010          DWS RREEF Global Real Estate Securities Fund

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund will invest at least 80%
of its net assets, plus the amount of any borrowing for investment purposes
(calculated at the time of any investment), in the equity securities of real estate investment trusts (REITs) and real estate operating companies listed on recognized stock exchanges around the world. A security is eligible for investment if (i) the issuer of the security has a market capitalization of at least $50 million and, in the opinion of portfolio management, at least 50% of its revenues or 50% of the market value of its assets at the time of purchase are attributed to the ownership, construction, management or sale of real estate; and (ii) it is listed on a recognized public foreign or domestic stock exchange or traded over the counter. The fund may also invest in unlisted securities that are expected to be listed on a recognized public stock exchange or traded over the counter within six months from the time of investment.

The fund's equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks. Currently, the fund does not intend to borrow for investment purposes.

The fund may also invest a portion of its assets in other types of securities.
These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and other derivatives, which prohibits leverage of the fund's assets by investing in a derivative security. In addition, while the fund does not currently plan to hedge foreign currency risk, the fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar transactions, in connection with its investments in securities of foreign companies.

MANAGEMENT PROCESS. The fund seeks to take advantage of the extensive expertise of its investment advisor's and its affiliates' dedicated, in-house direct real estate investment teams located in the United States, Europe, Asia and
Australia.

In choosing securities, portfolio management uses a combination of two analytical disciplines:

TOP-DOWN RESEARCH. Portfolio management analyzes market-wide investment conditions to arrive at the fund's weighting across regional markets (i.e., the portfolio weighting across investments in the Americas, Europe, Asia and
Australia), and, within these regions, its strategy across investment sectors, such as office, industrial, retail, hospitality and residential apartment real estate sectors. The research includes analysis of various factors, including real estate market dynamics (such as supply/demand conditions), the economic environment (such as interest rates, inflation and economic growth), expected capital flow dynamics and exchange rate conditions.

BOTTOM-UP RESEARCH. Portfolio management analyzes characteristics and investment prospects of a particular security relative to others in its local market to actively manage the fund's exposure to individual securities within each region. Disciplined valuation analysis drives this decision-making process, guiding portfolio management to invest in securities they believe can provide superior returns over the long-term, and to sell those that they believe no longer represent the strongest prospects. The fund's security selection strategy focuses on identifying securities that have the potential for price appreciation and pay attractive, reliable dividends. It is expected that the majority of the fund's returns will be generated by security-specific investment decisions, which are the responsibility of portfolio managers located in the respective geographical regions.

The Global Property Asset Allocation Committee of the investment advisor and its affiliates, which is comprised of the portfolio managers from each region and chaired by the lead portfolio manager for global real estate security

PROSPECTUS _____ _, 2010                                          Fund Details

investments, determines the allocation of the fund's investments across geographic regions.
--------------------------------------------------------------------------------

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.

Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets.
Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

CONCENTRATION RISK - REAL ESTATE SECURITIES. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment

PROSPECTUS _____ _, 2010                                          Fund Details

could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability to prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

o  When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to
   100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2)
   other short-term investment-grade rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3)
   commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o  The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

o  Certain DWS fund-of-funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the fund will achieve its investment objective.

A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month.
More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange
Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund's
Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

PROSPECTUS _____ _, 2010                                          Fund Details

WHO MANAGES AND OVERSEES THE FUND

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor or a subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of
Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust
Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the
US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.

FUND NAME                    FEE PAID
-----------------------  ------------
DWS RREEF Global Real
Estate Securities Fund        0.93%*
------------------------      ----

*     Reflecting the effect of expense limitations and/or fee waivers then in effect.

The Advisor has agreed, for one year after the merger is completed, to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at ___% for Class M shares. The agreement may only be terminated with the consent of the fund's Board and does not extend to acquired fund (underlying funds) expenses, extraordinary expenses (such as the reorganization costs related to the merger), taxes, brokerage and interest expenses.

A discussion regarding the basis for the Board's approval of the fund's investment management agreement, subadvisory agreement and sub-subadvisory agreements is contained in the most recent shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

Under a separate administrative services agreement between the fund and the
Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.

SUBADVISOR FOR THE FUND

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of
Deutsche Bank AG, is the subadvisor for the fund. RREEF, a registered investment advisor, is located at 875 N. Michigan Avenue, Chicago, Illinois
60611. DIMA pays a fee to RREEF pursuant to an investment subadvisory agreement between DIMA and RREEF.

RREEF makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.

RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.

THE SUB-SUBADVISORS

Pursuant to investment subadvisory agreements between RREEF and each of
Deutsche Alternatives Asset Management (Global) Limited, Deutsche Asset
Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the
"sub-subadvisors"), these entities act as sub-subadvisors to the fund. The sub-subadvisors, which are indirect, wholly owned subsidiaries of Deutsche Bank
AG, act under the supervision of the Board, DIMA and RREEF and manage the fund's investments in specific foreign markets. Through the Global Property
Asset Allocation Committee, RREEF allocates, and reallocates as it deems appropriate, the fund's assets among the sub-subadvisors. RREEF pays a fee to each sub-subadvisor pursuant to the investment subadvisory agreement between
RREEF and each sub-subadvisor.

Deutsche Alternatives Asset Management (Global) Limited, Winchester House, 1
Great Winchester Street, London, United Kingdom, EC2N 2DB, will evaluate stock selections for the European portion of the fund's assets. Deutsche Asset
Management (Hong Kong) Limited, 48/F Cheung Kong Center, 2 Queen's Road
Central, Hong Kong,

PROSPECTUS _____ _, 2010                                          Fund Details

China, and Deutsche Investments Australia Limited, Level 16, Deutsche Bank
Place, Cnr Hunter amp&; Phillip Streets, Sydney, Australia, NSW, 2000, will evaluate stock selections for the Asian and Australian portions of the fund's assets, respectively.

MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The
Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within
90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor. The fund cannot rely on the SEC order until shareholders have approved the operation of the fund in the manner described in this paragraph.

The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the
Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the
Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor).
The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC. The fund would not be able to rely on such relief with respect to the hiring and replacement of affiliated subadvisors until shareholders have approved the operation of the fund in the manner described in this paragraph.

MANAGEMENT

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

JOHN F. ROBERTSON, CFA, MANAGING DIRECTOR. Lead Portfolio Manager of the fund.
Joined the fund in 2006.

o  Joined RREEF in 1997, Deutsche Asset Management in 2002; previously was an
   Assistant Vice President of Lincoln Investment Management responsible for
   REIT research.

o  Global Head of RREEF Real Estate Securities with over 18 years of investment industry experience.

o  BA, Wabash College; MBA, Indiana University.

DANIEL EKINS, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined RREEF in 1997, Deutsche Asset Management in 2002.

o  Over 23 years of investment industry experience.

o  BS, University of South Australia.

JOHN HAMMOND, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined RREEF and Deutsche Asset Management in 2004; previously was Director at Schroder Property Investment Management and Director at Henderson Global
   Investors.

o  Over 17 years of investment industry experience.

o  BSc, University of Reading, UK.

WILLIAM LEUNG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2006.

o  Joined Deutsche Asset Management in 2000; previously was an equity research analyst focusing on Hong Kong and China at Merrill Lynch and UBS Warburg.

o  Over 12 years of investment industry experience.

o  MBA, Hong Kong University of Science & Technology.

JOHN W. VOJTICEK, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined RREEF and Deutsche Asset Management in 2004; previously worked as
   Principal at KG Redding and Associates, March 2004-September 2004 and
   Managing Director of RREEF from 1996-March 2004 and Deutsche Asset
   Management from 2002-March 2004.

o  Over 13 years of investment industry experience.

o  BS, University of Southern California.

JERRY W. EHLINGER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund.
Joined the fund in 2010.

o  Joined RREEF, Deutsche Asset Management, Inc. in 2004; previously has worked as a Senior Vice President at Heitman Real Estate Investment Management
   from 2000-2004.

o  Prior to that, Senior Research Associate at Morgan Stanley Asset Management
   from 1996-2000.

o  Over 13 years of investment industry experience.

o  BA, University of Wisconsin - Whitewater; MS, University of Wisconsin -
   Madison.

PROSPECTUS _____ _, 2010                                          Fund Details

ROSS MCGLADE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2010.

o  Joined the Company in 2006 after 19 years of experience at ABN AMRO, AMP
   Capital and McCann & Associates.

o  Portfolio manager for Real Estate Securities: Sydney.

o  Bachelor of Business in Land Economy from Hawkesbury Agricultural College;
   Graduate Diploma in Applied Finance and Investment from Securities
   Institute of Australia; registered property valuer, NSW.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

FINANCIAL HIGHLIGHTS

Since the share class is newly offered, financial highlights information is not available.

                                       10
PROSPECTUS _____ _, 2010                                          Fund Details

INVESTING IN THE FUND

Class M shares are not available for additional purchase or to new investors, except through dividend reinvestment. Instructions for exchanging or selling
Class M shares, which have been created especially for former shareholders of
DWS RREEF World Real Estate Fund, Inc., are found on the following pages.
Shareholders received Class M shares in connection with the reorganization of
DWS RREEF World Real Estate Fund, Inc. into DWS RREEF Global Real Estate
Securities Fund. Class M shares will convert to Class S shares one year after the merger.

Shareholders who wish to purchase additional shares of the fund must purchase
Class A or Class C shares (or, if eligible Institutional Class shares), which are offered in a separate prospectus. Purchase of Class A or Class C shares may be subject to an initial sales charge or contingent deferred sales charge depending upon the class of shares purchased.

EXCHANGING AND SELLING SHARES

TO CONTACT DWS INVESTMENTS

BY PHONE

CLASS    NUMBER
-------  ---------------
M        (800) 621-1048
-------  ---------------

BY MAIL

TYPE               ADDRESS
-----------------  ------------------------------------------------
  All Requests     DWS Investments
-----------------
                   Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64105-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       DWS Investments
  Investments      Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    DWS Investments
  Redemptions      Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557

HOW TO EXCHANGE SHARES

REQUIREMENTS AND LIMITS

CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------
M       2,500 minimum into new non-IRA accounts per
-------
        fund
        1000 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.

BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system to place your exchange, or you may choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish an Automatic
Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.

                                       11
PROSPECTUS _____ _, 2010                                 Investing in the Fund

ON THE INTERNET

Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request an exchange to another DWS fund.

BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.

HOW TO SELL SHARES

REQUIREMENTS AND LIMITS

    SELLING SHARES ($)
    --------------------------------------------
M   Check redemption:
---
    Up to 100,000. More than 100,000 see
    "Signature Guarantee"
    QuickSell to your bank: Minimum 50, maximum
    250,000
    Wire redemption to your bank: Minimum 1,000
    --------------------------------------------

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.

BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system or you may choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account.

OTHER WAYS TO SELL SHARES

The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to request these redemptions, different transaction maximums may apply.

BY PHONE USING QUICKSELL. Call DWS Investments using the appropriate phone number for your share class. You may request a QuickSell redemption (see table for applicable minimum and maximum amounts). The proceeds are sent via the
Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish an Automatic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct.

ON THE INTERNET. Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a redemption from your account using the desired method from your available options.

BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address.

Some redemptions can only be ordered in writing with a signature guarantee. For more information, please contact DWS Investments using the appropriate telephone number for your share class.

BY WIRE. You may sell shares by wire only if your account is authorized to do
so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, call DWS Investments using the appropriate telephone number for your share class. After you inform
DWS Investments of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or
their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the
Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere

                                       12
PROSPECTUS _____ _, 2010                                 Investing in the Fund

in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from
0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $10,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's
Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in a separate prospectus and have different fees, requirements and services.

POLICIES ABOUT TRANSACTIONS

THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m.
Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you

                                       13
PROSPECTUS _____ _, 2010                                 Investing in the Fund

open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the share price next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

With certain limited exceptions, only US residents may invest in the fund.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time.
Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

SUB-MINIMUM BALANCES FOR CLASS M. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an
Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days'
notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with
$100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the
Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations."
Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to its policies, the fund imposes redemption fees on certain share classes, including a 0.50% redemption fee on the fund's Class M shares, held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip"
transaction is defined as any combination of purchase and redemption activity
(including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same DWS fund
(excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling
12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

                                       14
PROSPECTUS _____ _, 2010                                 Investing in the Fund

In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.

The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The
Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity.
Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The fund's market timing policies and procedures may be modified or terminated at any time.

REDEMPTION FEES. For Class M shares, the fund imposes a redemption fee of 0.50%
of the total redemption amount (calculated at net asset value) on fund shares redeemed or exchanged within six months of the merger.

THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling the appropriate telephone number for your share class. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to request share transactions.

TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so.
Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. We require stamps from members of a medallion signature guarantee program. A notarized document cannot be accepted in lieu of a signature guarantee.

SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may
require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.

SALES CHARGES. Class M shares of the fund received in connection with the fund's merger with DWS RREEF World Real Estate Fund, Inc. are not subject to an initial

                                       15
PROSPECTUS _____ _, 2010                                 Investing in the Fund

sales charge or 12b-1 distribution fee. Class M shares were created for the sole purpose of the merger and holders of Class M shares will not be able to acquire additional Class M shares, except through reinvestment of dividends and distributions. However, former DWS RREEF World Real Estate Fund, Inc.
shareholders will be able to purchase Class A or Class C shares (or, if eligible, Institutional Class shares) of the fund, subject to an initial sales charge or contingent deferred sales charge depending upon the class of shares purchased. To invest in Class A or Class C shares of the fund, call (800)
621-1048.

EXCHANGE PRIVILEGES. You may exchange at net asset value all or a portion of your Class M shares for Class S shares of eligible funds in the DWS family of funds.

MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

HOW THE FUND CALCULATES SHARE PRICE

To calculate net asset value, or NAV, each share class uses the following equation:

        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you sell shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent.

WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT
PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use
methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is -expected that the greater the percentage of fund assets that is -invested in non-US securities, the more extensive will be the -fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful -trading practices. (See "Market -timing policies and procedures.")

TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN
FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o  withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                       16
PROSPECTUS _____ _, 2010                                 Investing in the Fund

o  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

o  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or
   1% of the value of the fund's net assets, whichever is less

o  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS to its shareholders in
November or December and, if necessary, may do so at other times as well.

Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.

For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX
CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM        GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                 INCOME RATES:
 DISTRIBUTIONS FROM THE FUND
o  gains from the sale of securi-   o gains from the sale of securi-
   ties held (or treated as held)     ties held by the fund for one
   by the fund for more than          year or less
   one year                         o all other taxable income
 o qualified dividend income
 TRANSACTIONS INVOLVING FUND
 SHARES
 o gains from selling fund          o gains from selling fund
   shares held for more than          shares held for one year or
   one year                           less

ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO
FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. The fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its fiscal year more than 50% of the value of the fund's total assets consists of stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively affected.

Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                                       17
PROSPECTUS _____ _, 2010                                 Investing in the Fund

For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

Dividends received by the fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT. Distributions received by the fund from REITs will not be eligible for the dividends received deduction.

For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. For taxable years beginning on or after
January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

Certain types of income received by a fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as "excess inclusion income." To fund shareholders such excess inclusion income may (1)
constitute taxable income, as unrelated business taxable income ("UBTI") for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not generally be offset by net operating losses; (3) not be eligible for reduced US withholding for non-US shareholders, including shareholders from tax treaty countries; and (4) cause the fund to be subject to tax if certain "disqualified organizations" are fund shareholders.

YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH
YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

Because the REITs invested in by the fund do not provide complete information about the taxability of their distributions until after the calendar year-end, in order to determine how much of the fund's distribution is taxable to shareholders, the fund may request permission from the Internal Revenue Service each year for an extension of time to issue Form 1099-DIV.

IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.

If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.

CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences.

The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of
Additional Information.

                                       18
PROSPECTUS _____ _, 2010                                 Investing in the Fund

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%.
The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment.
The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance
After Fees and Expenses" amounts shown would be lower and the "Annual Fees and
Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND - CLASS M

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         %             %                $               $
 ---         -----       ---------  --------------         --------        ------
   2         10.25%         %             %                $               $
 ---         -----       ---------  --------------         --------        ------
   3         15.76%         %             %                $               $
 ---         -----       ---------  --------------         --------        ------
   4         21.55%         %             %                $               $
 ---         -----       ---------  --------------         --------        ------
   5         27.63%         %             %                $               $
 ---         -----       ---------  --------------         --------        ------
   6         34.01%         %             %                $               $
 ---         -----       ---------  --------------         --------        ------
   7         40.71%         %             %                $               $
 ---         -----       ---------  --------------         --------        ------
   8         47.75%         %             %                $               $
 ---         -----       ---------  --------------         --------        ------
   9         55.13%         %             %                $               $
 ---         -----       ---------  --------------         --------        ------
 10          62.89%         %             %                $               $
 ---         -----       ---------  --------------         --------        ------
TOTAL                                                                      $
---                                                                        ------

ADDITIONAL INDEX INFORMATION

The FTSE EPRA/NAREIT DEVELOPED INDEX is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The Index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price.

                                       19
PROSPECTUS _____ _, 2010                                              Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These may include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below.
SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at
www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.

You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling (800) SEC-0330 or (202) 551-8090.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.

CONTACT INFORMATION

DWS INVESTMENTS   PO Box 219151
                  Kansas City, MO
                  64121-9151
                  www.dws-investments.com
                  Class M: (800) 621-1048
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Advisor Funds
                  DWS RREEF Global Real Estate Securi-
                  ties Fund
                  811-04760

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

(05/14/10) DRGRESF-1

</PRE>

APPENDIX E

FURTHER DISCLOSURE REGARDING DWS RREEF WORLD REAL ESTATE FUND, INC.

Investment Restrictions.  As a matter of fundamental policy, the Fund may not:

1. Borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time

2. Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund may invest without limitation in securities issued by real estate companies;

4. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. Purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or

6. Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “Real Estate Securities.” Real Estate Securities are equity and debt securities issued by real estate companies, such as real estate investment trusts (“REITs”), REIT-like structures or real estate operating companies. A company will be considered a real estate company if, in the opinion of the Investment Adviser or a subadviser, at least 50% of its revenues or at least 50% of the market value of its assets at the time the security is purchased are attributed to the ownership, construction, financing, management or sale of real estate. The Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Real Estate Securities may be changed only by the affirmative vote of at least 80% of the Board of Directors and the affirmative vote of the holders at least 80% of the votes of the Fund’s common stock and if any, any preferred stock entitled to be cast therein, each voting as a separate class.

The Fund has adopted the following non-fundamental policies:

1. The Fund may invest up to 15% of its total assets in real estate companies located or operating in emerging market countries.

2. At least 40% of the Fund’s total assets will be invested outside the United States, under normal market conditions, and the Fund may invest without limit in foreign securities.

3. The Fund may invest up to 20% of its total assets in illiquid investments, including privately-negotiated equity or debt securities.

4. The Fund may invest up to 20% of its total assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating organization (that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities that are judged to be below investment grade by the Investment Manager or Investment Adviser, as applicable).

5.  The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies to the extent permitted by the 1940 Act.

Per Share Price Data.  For the Fund, the following table sets forth, on a quarterly basis, the high and low net asset values of the shares, the high and low sales prices of the shares, and the discount to net asset value that these figures represent for the periods indicated.

	Market Price		Net Asset Value		Premium (Discount) as % of Net Asset Value
Period (Calendar Year)	High	Low	High	Low	High	Low
2008
First Quarter
Second Quarter
Third Quarter
Fourth Quarter
2009
First Quarter
Second Quarter
Third Quarter
Fourth Quarter
2010
First Quarter
Second Quarter
Third Quarter

As of ____________, 2010, the Fund’s net asset value was $_____ per share, and the closing price of its shares on the NYSE was $_____ per share (reflecting a ______% discount). The Fund’s common stock has historically traded at an amount less than its net asset value. [Recently the Fund’s market discount has narrowed. The Investment Manager believes that this is attributable to market activity following the announcement of the merger. Should the merger not occur, the discount at which the Fund’s shares have tended to trade is likely to return to more typical levels.] The discount level at the time of the merger cannot be predicted.

Service Provider Fees.  In addition to a monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund’s independent registered public accounting firm, expenses of repurchasing shares, expenses of issuing any Fund preferred stock, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Brown Brothers Harriman & Co., whose principal business address is 40 Water Street, Boston, MA 02109 is custodian of the Fund’s investments and DWS Investments Service Company (“DISC” or the “Transfer Agent”), whose principal business address is 210 W. 10th Street, Kansas City, MO 64105-1614, is the Fund’s transfer agent and dividend-disbursing agent. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. (“DST”), DISC has delegated certain transfer agent and dividend-disbursing agent functions to DST. DISC compensates DST out of the stockholder servicing fee it receives from the Fund.

Dividend Reinvestment and Cash Purchase Plan.  The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"). A Plan Agent (currently, Computershare Inc.) has been appointed by the Fund's Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund's Web site at www.dws-investments.com or by calling (800) 294-4366.

Whenever the Fund declares an income dividend or a capital gains distribution payable in shares of common stock or cash at the option of the stockholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares of common stock to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Should the Fund declare an income dividend or capital gains distribution payable only in cash, the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of common stock for the Participant's account. Each Participant, semiannually, also has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. Optional cash payments should be made in US dollars and be sent by first-class mail, postage prepaid, to DWS Investments Service Company (the "Transfer Agent") at the following address:

DWS RREEF World Real Estate Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
210 West 10th Street, Kansas City, MO 64105
(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the shares of common stock are traded, in the OTC market or in negotiated transactions.

A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account.

The service fees for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each optional cash investment and a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than 10 days prior to any dividend or distribution record date; otherwise, such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund's common stock are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

If a Participant elects, by notice to the Plan Agent in writing in advance of such termination, to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to the Transfer Agent at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Taxes.  The Fund distributes all of its net investment income and gains to stockholders and these distributions are taxable as ordinary income or capital gains. Stockholders may be proportionately liable for taxes on income and gains of the Fund but stockholders not subject to tax on their income are not required to pay tax on amounts distributed to them. The Fund informs stockholders of the amount and nature of the income or gains.

APPENDIX F

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND FINANCIAL HIGHLIGHTS

Class M has not yet commenced operations. Financial Highlights for Class S are provided, but may differ from Class M to the extent that the classes incur different expenses.

Class S Years Ended December 31,	2010a	2009	2008	2007	2006b
Selected Per Share Data
Net asset value, beginning of period	$6.71	$5.37	$10.50	$12.23	$10.00
Income (loss) from investment operations: Net investment incomec	.09	.14	.18	.16	.08
Net realized and unrealized gain (loss)	(.48)	1.84	(5.27)	(1.06)	2.36
Total from investment operations	(.39)	1.98	(5.09)	(.90)	2.44
Less distributions from: Net investment income	(.05)	(.64)	(.03)	(.66)	(.16)
Net realized gains	—	—	—	(.17)	(.05)
Return of capital	—	—	(.01)	—	—
Total distributions	(.05)	(.64)	(.04)	(.83)	(.21)
Redemption fee	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$6.27	$6.71	$5.37	$10.50	$12.23
Total Return (%)d	(5.92)**	37.13	(48.48)	(7.72)	24.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	96	77	123	20
Ratio of expenses before expense reductions (%)	1.91*	1.83	1.87	1.70	1.50*
Ratio of expenses after expense reductions (%)	1.35*	1.29	1.26	1.35	1.41*
Ratio of net investment income (%)	2.76*	2.37	2.16	1.29	1.49*
Portfolio turnover rate (%)	51**	114	77	71	28**
a For the six months ended June 30, 2010 (Unaudited).
b For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Page

I.	SYNOPSIS [ ]

II.	INVESTMENT STRATEGIES AND RISK FACTORS[ ]

III.	OTHER INFORMATION ABOUT THE FUNDS[ ]

IV.	INFORMATION ABOUT THE PROPOSED MERGER[ ]

V.	VOTING AT THE STOCKHOLDER MEETING AND OTHER INFORMATION[ ]

Appendix A                      Instructions for Signing Proxy Card[       ]

Appendix B                      Form of Agreement and Plan of Reorganization[       ]

Appendix C                      Differences Between Open-End and Closed-End Investment Companies[       ]

Appendix D                      Information About Class M Shares of DWS RREEF Global Real Estate Securities Fund[       ]

Appendix E                      Further Disclosure Regarding DWS RREEF World Real Estate Fund, Inc.[       ]

Appendix F                      DWS RREEF Global Real Estate Securities Fund Financial Highlights[       ]

YOUR VOTE IS IMPORTANT
Please complete, date, sign and mail
your proxy card in the envelope provided
as soon as possible.

Proxy - DWS RREEF WORLD REAL ESTATE FUND, INC.

SPECIAL MEETING OF STOCKHOLDERS

345 Park Avenue, 24th Floor, New York, NY 10154
__________, Eastern time, on ___________, 2011

The undersigned hereby appoint(s) Caroline Pearson, John Millette and Rita Rubin, and
each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated
Special Meeting of Stockholders, and at any and all adjournment(s) or postponement(s) thereof
(the “Meeting”).

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR Item 1. Receipt of the Notice of Special Meeting of Stockholders and the related Prospectus/Proxy Statement is hereby acknowledged.

(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

X        Please mark
votes as in
this  example.

YOUR BOARD RECOMMENDS A VOTE IN FAVOR OF ITEM 1.

MATTER PROPOSED BY YOUR BOARD: MERGER – PLEASE VOTE FOR

1. To consider and vote upon an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS RREEF World Real Estate Fund, Inc. (“RREEF World”) to DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds (“RREEF Global”), in exchange for shares of RREEF Global and the assumption by RREEF Global of all the liabilities of RREEF World and the distribution of such shares, expected to occur on a tax-free basis for federal income tax purposes, to the stockholders of RREEF World in complete liquidation and termination of RREEF World (or in the alternative, to complete the reorganization of RREEF World into RREEF Global as a statutory merger, similarly on a tax-free basis for federal income tax purposes, if such structure is agreed upon by RREEF Global and RREEF World).
FOR ☐	AGAINST ☐	ABSTAIN ☐

Date __________________________________________, 20__

______________________________________ Signature

______________________________________ Signature (if held jointly)

______________________________________ Title or Authority

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

STATEMENT OF ADDITIONAL INFORMATION

DWS ADVISOR FUNDS
DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

CLASS M

345 Park Avenue
New York, NY 10154

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated ___________, 2010 (the “Prospectus/Proxy Statement”) for the Special Meeting of Stockholders of DWS RREEF World Real Estate Fund, Inc. (formerly, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.) (“RREEF World”), to be held on _________, 2011. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting [DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048,] or from the firm from which this Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Class M shares of DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds (“RREEF Global”) is attached to this statement of additional information. The audited financial statements and related Independent Registered Public Accounting Firm’s report for RREEF Global contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2009 and the unaudited financial statements for the six months ended June 30, 2010 contained in the RREEF Global’s Semiannual Report to Shareholders are incorporated herein by reference.

The narrative description of the pro forma effects of the merger, attached hereto, is intended to present the financial condition and related results of operations of RREEF Global as if the merger had been consummated on _________________, 2010.

The date of this Merger SAI is _________________, 2010.

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE MERGER

The unaudited pro forma information set forth below for the twelve months ended December 31, 2009 is intended to present ratios and supplemental data as if the merger of DWS RREEF World Real Estate Fund, Inc.  (formerly RREEF World Real Estate & Tactical Strategies Fund, Inc.)  (“RREEF World”) into DWS RREEF Global Real Estate Securities Fund  (“RREEF Global” ) had occurred as of the beginning of the period (unless otherwise noted).

Basis of Combination

On October xx, 2010, the Board of Directors of RREEF World approved an Agreement and Plan of Reorganization (“Plan of Reorganization”) whereby, subject to stockholder approval, all of the assets of the RREEF World will be transferred to the RREEF Global solely in exchange for the issuance and delivery to  RREEF World of Class M shares of RREEF Global with an aggregate value equal to the value of the RREEF World’s assets net of liabilities (“Merger Shares”), and for the assumption by RREEF Global of all the liabilities of RREEF World. All Merger Shares delivered to RREEF World will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Merger Shares received by RREEF World will be distributed pro rata, which distribution is expected to occur on a tax-free basis for federal income tax purposes, to its stockholders of record.  Shares of RREEF World will, in effect, be exchanged on a federal income tax-free basis for Class M shares of RREEF Global at net asset value. There will be a six-month redemption fee of 0.50% on Class M shares. Six-months from the date of the merger, Class M shares will automatically convert to Class S shares of the RREEF Global.

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. Following the acquisition, RREEF Global will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated. The merger costs, which are currently estimated to be $290,000, will be borne by the RREEF World. The pro forma information provided herein should be read in conjunction with the financial statements of RREEF Global and RREEF World included in the annual report of each Fund, in each case dated December 31, 2009. The unaudited pro forma information set forth below reflects adjustments made to expenses for contractual rates, duplicate services and other services that would not have occurred if the Reorganization took place on January 1, 2009. This pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for each Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

On a pro forma basis, for the one-year period ended December 31, 2009, the proposed reorganization would have resulted in the following relative increases (decreases) to the aggregate expenses actually charged to RREEF Global and RREEF World during that period:

Management Fee                                 $84,292
Audit fee                                              (57,539)
Custody fee                                         (19,136)
Listing fee                                            (26,481)
Transfer agent                                    186,591

 Pursuant to the Investment Management Agreement, RREEF Global pays a monthly management fee to Deutsche Investment Management Americas Inc. (“DIMA”) based on RREEF Global’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the RREEF Global’s average daily net assets 1.000%
Next $500 million of such net assets  . 985%
Over $1 billion of such net assets     .960%
Over $2 billion of such net assets     .945%

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for RREEF Global. While DIMA is the investment advisor to RREEF Global, the day-to-day activities of managing RREEF Global’s portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from RREEF Global.

Pursuant to investment subadvisory agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to RREEF Global. The sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage RREEF Global’s investments in specific foreign markets. The subadvisor pays each sub-subadvisor for its services from the investment advisory fee it receives from the Advisor.

Pursuant to the Investment Advisory, Management and Administration Agreement, the RREEF World pays a management fee to DIMA equal to an annual rate of 0.90% of RREEF World’s average daily managed assets (i.e., the net asset value of RREEF World’s common shares plus the liquidation preference of preferred shares, if any, and the principal amount of any borrowings, minus liabilities (other than the debt representing financial leverage)), computed and accrued daily and payable monthly.

Pursuant to investment subadvisory agreements between the Investment Advisor, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited, indirect, wholly owned subsidiaries of Deutsche Bank AG (collectively, the "subadvisors"), these entities act as subadvisors to the Investment Advisor in relation to RREEF World’s investments. As subadvisors, under the supervision of the Board, DIMA and RREEF, the subadvisors manage RREEF World’s investments in specific foreign markets. The Investment Advisor pays each subadvisor for its services from the investment advisory fee it receives from the Investment Manager.

Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to RREEF Global and RREEF World. For all services provided under the Administrative Services Agreement, each fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the fund’s average daily net assets, computed and accrued daily and payable monthly.

DWS Investments Service Company (“DISC”), an affiliate of DIMA, is the transfer agent and dividend-disbursing agent for RREEF Global and RREEF World.

As of December 31, 2009, the net assets of RREEF Global were $698,060,736 and the net assets of RREEF World were $104,081,368. The net assets of the combined fund as of December 31, 2009 would have been $801,852,104, after accounting for a reduction of $290,000 due to the estimated reorganization costs to be borne by RREEF World.

No significant accounting policies will change as the result of the proposed reorganization.

RREEF World expects to liquidate approximately 61% of its holdings prior to the merger and the proceeds reinvested in other securities so that at the time of the merger, RREEF World’s portfolio will conform more closely to RREEF Global’s current implementation of its investment objective, policies, restrictions and strategies.  The estimated transaction costs in connection with the repositioning of the RREEF World’s portfolio are $300,000.

Federal Income Taxes

At December 31, 2009, RREEF Global had a net tax basis capital loss carryforward of approximately $355,864,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($114,143,000) and December 31, 2017 ($241,721,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2009 through December 31, 2009, RREEF Global incurred approximately $9,964,000 of net realized capital losses. As permitted by tax regulations, RREEF Global intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2010.

At December 31, 2009, RREEF World had a net tax basis capital loss carryforward of approximately $86,468,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016($31,175,000) and December 31, 2017 ($55,293,000), the respective expiration dates, whichever occurs first and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. In addition, from November 1, 2009 through December 31, 2009, RREEF World incurred approximately $1,463,000 of net realized capital losses which may also be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. As permitted by tax regulations, RREEF World intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2010.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, RREEF Global intends to continue to qualify as a regulated investment company.

 <PRE>

[BARGRAPHIC APPEARS HERE]

STATEMENT OF ADDITIONAL INFORMATION

___ __, 2010

DWS ADVISOR FUNDS

DWS RREEF Global Real Estate Securities Fund
CLASS                                         M

(CLASS M SHARES ARE ONLY AVAILABLE AS MERGER SHARES IN CONNECTION WITH THE
MERGER OF DWS RREEF WORLD REAL ESTATE FUND, INC. INTO DWS RREEF GLOBAL REAL
ESTATE SECURITIES FUND)

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for the fund dated ____ _, 2010, as supplemented from time to time, a copy of which may be obtained without charge by calling (800) 621-1048; or from the firm from which this SAI was obtained.
This SAI is incorporated by reference into the prospectus.

Portions of the Annual Report to Shareholders of the fund are incorporated herein by reference, as specified herein, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.

This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the DWS funds.

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


 STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial      I-5
  Statements


PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended

"1940 Act" - the Investment Company Act of 1940, as amended

"Code" - the Internal Revenue Code of 1986, as amended

"DeAM" - Deutsche Asset Management

"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management
Americas Inc., 345 Park Avenue, New York, New York 10154

"Subadvisor" - RREEF America L.L.C., 875 N. Michigan Avenue, Chicago, Illinois
60611

"Sub-subadvisors"- Deutsche Alternatives Asset Management (Global) Limited, 1
Great Winchester Street, London, United Kingdom, EC2N 2DB; Deutsche Asset
Management (Hong Kong) Limited, 48/ F Cheung Kong Center, 2 Queen's Road
Central, Hong Kong, China and Deutsche Investments Australia Limited, Level 16
Deutsche Bank Place, Cnr Hunter & Phillip Streets, Sydney, Australia, NSW,
2000.

"DIDI" or "Distributor" - DWS Investments Distributors, Inc., 222 South
Riverside Plaza, Chicago, Illinois 60606

"DISC" or "Transfer Agent" - DWS Investments Service Company, 210 W. 10th
Street, Kansas City, Missouri 64105-1614

"DIFA" - DWS Investments Fund Accounting Corporation, One Beacon Street,
Boston, Massachusetts 02108 (formerly Scudder Fund Accounting Corporation)

"DWS funds" - The US registered investment companies advised by DIMA

"Board Members" - Members of the Board of Trustees of the Trust

"Board" - Board of Trustees of the Trust

"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act)

"fund" or "series" - DWS RREEF Global Real Estate Securities Fund

"Custodian" - Brown Brothers Harriman and Co., 40 Water Street, Boston,
Massachusetts 02109

"Fund Legal Counsel" - Vedder Price P.C., 222 North LaSalle Street, Chicago, IL
60601

"Trustee/Director Legal Counsel" - Ropes & Gray LLP, Prudential Tower, 800
Boylston Street, Boston, MA 02199

"Trust" - DWS Advisor Funds

"NRSRO"- A nationally recognized statistical rating organization

"S&P" - Standards & Poor's Ratings Group, an NRSRO

"Moody's" - Moody's Investors Service, Inc., an NRSRO

"Fitch" - Fitch Investors Service, Inc., an NRSRO

FUND ORGANIZATION

DWS RREEF Global Real Estate Securities Fund is a series of DWS Advisor Funds, a Massachusetts business trust established under an Agreement and Declaration of Trust dated July 21, 1986, as amended from time to time. On February 6,
2006, Scudder Advisor Funds was renamed DWS Advisor Funds.

The Trust is governed by an Amended and Restated Declaration of Trust dated
June 2, 2008, as may be further amended from time to time (the "Declaration of
Trust"). The Declaration of Trust was last approved by shareholders in 2006.
Additional information about the Trust is set forth in PART II under "Fund
Organization."

MANAGEMENT OF THE FUND

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.

                                      I-1

BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods is set forth in PART I - APPENDIX I-C. Information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B.

BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in the fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own
5% or more of any class of fund shares, if any, is set forth in PART I -
APPENDIX I-A.

PORTFOLIO MANAGEMENT

Information regarding the fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B.
This section does not apply to money market funds.

AFFILIATED SERVICE PROVIDER COMPENSATION

Compensation paid by the fund to its affiliated service providers for various services including investment management, administrative, transfer agency, and, for certain funds, fund accounting services, is set forth in PART I - APPENDIX
I-E. For information regarding payments made to DIDI, see PART I - APPENDIX
I-F. Fee rates for services of the above referenced affiliated service providers are included in PART II - APPENDIX II-C.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

Sales charges paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in PART I - APPENDIX I-F. This information is not applicable to a fund/class that does not impose sales charges.

DISTRIBUTION PLAN PAYMENTS

Payments made by the fund for the most recent fiscal year under the fund's Rule
12b-1 Plans are set forth in PART I - APPENDIX I-G. This information is not applicable to a fund/class that does not incur expenses paid in connection with
Rule 12b-1 Plans.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to money market funds or to a new fund that has not completed a fiscal reporting period.

BROKERAGE COMMISSIONS

Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-H.

The fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in Part II of this SAI.

INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART I - APPENDIX I-I includes a list of the investment practices and techniques which the fund may employ in pursuing its investment objective. PART
II - APPENDIX II-G includes a description of these investment practices and techniques as well as the associated risks.

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the fund's investment objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the fund.

                                      I-2

The fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75%
of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. The fund's election to be classified as diversified under the 1940 Act may not be changed without a shareholder vote.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than
50% of the outstanding voting securities of the fund.

As a matter of fundamental policy, the fund may not do any of the following:

(1)    borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2)    issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3)    purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(4)    engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5)    purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

(6)    make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)    invest 25% or more of its total assets in securities of companies principally engaged in any one industry, except that the fund may invest without limitation in securities of companies engaged principally in the real estate industry.

OTHER INVESTMENT POLICIES. The Board has adopted certain non-fundamental policies and restrictions which are observed in the conduct of the fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.

As a matter of non-fundamental policy:

(1)    the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets would be invested in such securities.

(2)    the fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections
       12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(3)    the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(4)    the fund's investments in convertible debt securities and other high-yield/high-risk, non-convertible debt securities rated below investment-grade will comprise less than 20% of the fund's net assets.

(5)    the fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by
       Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Advisor.

(6)    the fund may invest up to 5% of its assets in high-yield/high-risk securities.

(7)    no more than 5% of the fund's net assets (at the time of investment) may be invested in lower rated (BB/Ba or lower), high yield bonds.

                                      I-3

(8)    the fund will not necessarily dispose of high-yield securities if the aggregate value of such securities exceeds 5% of the fund's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the fund. Rather, the Advisor will cease purchasing any additional high yield securities until the value of such securities is less than 5% of the fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the fund in meeting its investment objective.

(9)    the fund may not invest more than 5% of its net assets in inverse floaters.

(10)   if a participation interest in which the fund invests is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interests, determined by the Advisor to be of comparable quality to those instruments in which the fund may invest.

(11)   the fund may enter into repurchase commitments with any party deemed creditworthy by the Advisor, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the fund may purchase.

(12)   the fund will limit repurchase agreement transactions to securities issued by the US government and its agencies and instrumentalities and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the
       Board or its designee.

(13)   the fund may not invest more than 20% of its net assets in US Government securities.

(14)   the fund may not invest more than 20% of its net assets in variable rate securities.

(15)   the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

(16)   the fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging.

(17)   to the extent the fund engages in proxy hedging, the amount of the commitment or option would not exceed the value of the fund's securities denominated in correlated currencies.

(18)   the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.

(19)   the fund may not invest more than 20% of its net assets in short-term instruments.

(20)   the fund may not invest more than 20% of its net assets in obligations of banks and other financial institutions.

(21)   the fund may not invest more than 20% of its net assets in certificates of deposit and bankers' acceptances.

(22)   the fund may not invest more than 20% of its net assets in commercial paper.

For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).

TAXES

Important information concerning the tax consequences of an investment in the fund is contained in PART II - APPENDIX II-H.

                                      I-4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND
FINANCIAL STATEMENTS

The financial highlights of the fund included in the prospectus and the financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of
______________________________________________________________________________.
__________________________ is an independent registered public accounting firm.
The report is given on the authority of said firm as experts in auditing and accounting. The accounting firm audits the financial statements of the fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial statements, together with the report of the Independent
Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the fund, dated December
31, 2009 (SEC File No. 811-04760), are incorporated herein by reference and are hereby deemed to be a part of this SAI.

ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART
I - APPENDIX I-J.

                                      I-5

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL

BOARD MEMBER SHARE OWNERSHIP IN THE FUND

The following tables show the dollar range of equity securities beneficially owned by each Board Member in the fund and in DWS funds as of December 31,
2009.

DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

BOARD MEMBER                DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

INDEPENDENT BOARD MEMBER:
John W. Ballantine                             None
Henry P. Becton, Jr.                           $1-$10,000
Dawn-Marie Driscoll                            $1-$10,000
Keith R. Fox                                   None
Paul K. Freeman                                None
Kenneth C. Froewiss                            $1-$10,000
Richard J. Herring                             None
William McClayton                              None
Rebecca W. Rimel                               None
William N. Searcy, Jr.                         None
Jean Gleason Stromberg                         $10,001 - $50,000
Robert Wadsworth                               None

AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
BOARD MEMBER                 DWS FUND COMPLEX

INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000
Robert Wadsworth              Over $100,000
INTERESTED BOARD MEMBER:
Ingo Gefeke/(2)/                   None

(1)   Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the
      Board Member has authority to sell the securities. The dollar ranges are:
      None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, over $100,000.

                                      I-6

(2)   Mr. Gefeke is a board member of the following trusts and corporations:
      Cash Account Trust, DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity
      Trust, DWS High Income Series, DWS Money Funds, DWS State Tax-Free Income
      Series, DWS Strategic Government Securities Fund, DWS Strategic Income
      Fund, DWS Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS
      Variable Series II, Investors Cash Trust, Tax-Exempt California Money
      Market Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High
      Income Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust,
      DWS Municipal Income Trust, DWS RREEF World Real Estate Fund, Inc., DWS
      Strategic Income Trust, and DWS Strategic Municipal Income Trust.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to the fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2009. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or
Distributor and any persons (other than a registered investment company)
directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG).

                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS

John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None
Robert H. Wadsworth                              None

As of _____ __, 2010, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of the fund.

25% OR GREATER OWNERSHIP

No investor owns 25% or more of the fund's shares as of _____ __, 2010, and therefore there is no presumed control of the fund. Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund.

5% OR GREATER OWNERSHIP OF SHARE CLASSES

The following table identifies those investors who own 5% or more of a fund share class as of _____ __, 2010. All holdings are of record, unless otherwise indicated.

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

NAME AND ADDRESS OF INVESTOR      SHARES     CLASS     PERCENTAGE
                                                      %
                                                      %

                                       I-7

NAME AND ADDRESS OF INVESTOR      SHARES     CLASS     PERCENTAGE
                                                      %
                                                      %

                                      I-8

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operation of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 10 times during the most recently completed calendar year. Each Board Member attended at least 75%
of the meetings of the Board and meetings of the Board Committees on which such
Board Member served.

BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of the fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews the fund's investment performance as well as the quality of other services provided to the fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing.
At least annually, the Board reviews and evaluates the fees and operating expenses paid by the fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by the fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.

Currently, all or in some cases all but one of a fund's Board Members are
Independent Board Members, meaning that they are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser.
These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An Independent Board Member currently serves as chairman of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate.
Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the
Nominating and Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.

The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

                                      I-9

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee,
Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, and
Operations Committee.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS

AUDIT COMMITTEE            10         Assists the Board in fulfilling its responsibility    William McClayton (Chair),
                                      for oversight of (1) the integrity of the financial   Kenneth C. Froewiss (Vice
                                      statements, (2) the fund's accounting and             Chair), Henry P. Becton, Jr.,
                                      financial reporting policies and procedures, (3)      Keith R. Fox, Richard J.
                                      the fund's compliance with legal and regulatory       Herring and William N.
                                      requirements related to accounting and                Searcy, Jr.
                                      financial reporting and (4) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. It also approves and recommends
                                      to the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.
                                      The Audit Committee receives annual
                                      representations from the independent
                                      registered public accounting firm as to its
                                      independence.

                                      I-10

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS

NOMINATING AND              7         Recommends individuals for membership on             Henry P. Becton, Jr. (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Rebecca W. Rimel (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), Paul K. Freeman and
                                      members, and oversees the operations of the          William McClayton
                                      Board. The Nominating and Governance
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes the the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Paul K.
                                      Freeman, Independent Chairman, DWS Funds,
                                      P.O. Box 101833, Denver, CO 80250-1833.
CONTRACT                    7         Reviews at least annually, (a) the fund's            Robert H. Wadsworth
COMMITTEE                             financial arrangements with DIMA and its             (Chair), Keith R. Fox (Vice
                                      affiliates, and (b) the fund's expense ratios.       Chair), John W. Ballantine,
                                                                                           Dawn-Marie Driscoll and
                                                                                           William N. Searcy, Jr.
EQUITY OVERSIGHT            7         Reviews the investment operations of those           John W. Ballantine (Chair),
COMMITTEE                             funds that primarily invest in equity securities     William McClayton (Vice
                                      (except for those funds managed by a                 Chair), Henry P. Becton, Jr.,
                                      quantitative investment team).                       Keith R. Fox, Richard J.
                                                                                           Herring and Rebecca W.
                                                                                           Rimel
FIXED INCOME AND            7         Reviews the investment operations of those           William N. Searcy, Jr.
QUANT OVERSIGHT                       funds that primarily invest in fixed-income          (Chair), Jean Gleason
COMMITTEE                             securities or are managed by a quantitative          Stromberg (Vice Chair),
                                      investment team.                                     Dawn-Marie Driscoll,
                                                                                           Kenneth C. Froewiss and
                                                                                           Robert H. Wadsworth

                                      I-11

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS

OPERATIONS                  6         Reviews the administrative operations and          Dawn-Marie Driscoll (Chair),
COMMITTEE                             general compliance matters of the fund.            John W. Ballantine ( Vice
                                      Reviews administrative matters related to the      Chair), Rebecca W. Rimel,
                                      operations of the fund, policies and procedures    Jean Gleason Stromberg
                                      relating to portfolio transactions, custody        and Robert H. Wadsworth
                                      arrangements, fidelity bond and insurance
                                      arrangements, valuation of fund assets and
                                      securities and such other tasks as the full
                                      Board deems necessary or appropriate.
                                      Oversees the valuation of the fund's securities
                                      and other assets and determines, as needed,
                                      the fair value of fund securities or other assets
                                      under certain circumstances as described in
                                      the fund's Valuation Procedures.
VALUATION SUB-              0         Appointed by the Operations Committee, the         John W. Ballantine, Robert
COMMITTEE                             Valuation Sub-Committee may make                   H. Wadsworth, Dawn-Marie
                                      determinations of fair value required when the     Driscoll (Alternate), Rebecca
                                      Operations Committee is not in session.            W. Rimel (Alternate), and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)

AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

                                      I-12

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from the fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees.
Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of
Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following tables show, for each Independent Board
Member, compensation from the fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2009.

AGGREGATE COMPENSATION FROM THE FUND

BOARD MEMBER                DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

INDEPENDENT BOARD MEMBER:
John W. Ballantine         $1,182
Henry P. Becton, Jr.       $1,182
Dawn-Marie Driscoll        $1,182
Keith R. Fox               $1,117
Paul K. Freeman            $1,450
Kenneth C. Froewiss        $1,117
Richard J. Herring         $1,182
William McClayton          $1,225
Rebecca W. Rimel           $1,117
William N. Searcy, Jr.     $1,182
Jean Gleason Stromberg     $1,117
Robert Wadsworth           $1,225

                                      I-13

TOTAL COMPENSATION FROM DWS FUND COMPLEX

                             TOTAL COMPENSATION
                              FROM THE FUND AND
BOARD MEMBER                DWS FUND COMPLEX/(1)/

INDEPENDENT BOARD MEMBER:
John W. Ballantine         $255,000
Henry P. Becton, Jr.       $255,000
Dawn-Marie Driscoll        $255,000
Keith R. Fox               $240,000
Paul K. Freeman/(2)/       $315,829
Kenneth C. Froewiss        $240,000
Richard J. Herring         $255,000
William McClayton          $265,000
Rebecca W. Rimel           $240,000
William N. Searcy, Jr.     $255,000
Jean Gleason Stromberg     $240,000
Robert Wadsworth           $298,000

(1)   The DWS Fund Complex was composed of 129 funds as of December 31, 2009.

(2)   Includes $75,829 in annual retainer fees received by Dr. Freeman as
Chairperson of DWS funds.

                                      I-14

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT

FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for the fund as well as in all DWS
Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. With the exception of Jerry W. Ehlinger and Ross McGlade, this information is provided as of the fund's most recent fiscal year end. For
Mr. Ehlinger and Mr. McGlade the information is provided as of June 30, 2010.

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

John F. Robertson             $0                          $1 - $10,000
Daniel Ekins                  $0                          $0
John Hammond                  $0                          $0
William Leung                 $0                          $0
John Vojticek                 $0                       $10,001 - $50,000
Jerry W. Ehlinger             $0                      $100,001 - $500,000
Ross McGlade                  $0                          $0

CONFLICTS OF INTEREST

In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. With the exception of Jerry W.
Ehlinger and Ross McGlade, this information is provided as of the fund's most recent fiscal year end. For Mr. Ehlinger and Mr. McGlade the information is provided as of June 30, 2010.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

John F. Robertson          8          $  986,080,673               0                     $0
Daniel Ekins               2          $  192,742,460               0                     $0
John Hammond               2          $  192,742,460               0                     $0
William Leung              2          $  192,742,460               0                     $0
John W. Vojticek           8          $  986,080,673               0                     $0
Jerry W. Ehlinger          6          $1,950,634,994               0                     $0
Ross McGlade               2          $  421,215,204               0                     $0

                                      I-15

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Daniel Ekins              20            $  958,461,066              1                $17,138,935
John Hammond              13            $  825,467,169              1                $17,138,935
William Leung             17            $  820,699,268              1                $17,138,935
John W. Vojticek          14            $  811,003,320              1                $17,138,935
Jerry W. Ehlinger         14            $1,836,301,517              1                $27,618,762
Ross McGlade              20            $1,951,390,880              1                $27,618,762

OTHER ACCOUNTS MANAGED:

                                                              NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

John F. Robertson           46            $1,617,850,224            6              $133,860,187
Daniel Ekins                23            $  943,830,412            2              $ 71,264,700
John Hammond                20            $  760,987,094            2              $ 71,264,700
William Leung               22            $  836,473,612            2              $ 71,264,700
John W. Vojticek            46            $1,617,850,224            6              $133,860,187
Jerry W. Ehlinger           46            $3,817,464,197            6              $308,831,475
Ross McGlade                23            $1,838,132,375            2              $154,527,773

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

                                      I-16

PART I: APPENDIX I-E - AFFILIATED SERVICE PROVIDER COMPENSATION

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $5,310,870         $337,788             $532,053                  $0
2008                    $7,303,278         $      0             $733,951                  $0
2007                    $6,693,287         $      0             $672,122                  $0

                       GROSS AMOUNT PAID TO      AMOUNT WAIVED BY     GROSS AMOUNT PAID TO      AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER         DIFA FOR FUND           DIFA FOR FUND
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES       ACCOUNTING SERVICES     ACCOUNTING SERVICES

2009                        $1,211,442              $1,107,531                 -                       -
2008                        $1,371,246              $1,363,613                 -                       -
2007                        $1,049,804              $  972,431                 -                       -

The following waivers were in effect during the most recent three fiscal years:

For the period from January 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the fund's total annual operating expenses at 1.75%, 2.45%, 1.40% and
1.35% for Class A, Class C, Class S and Institutional Class shares, respectively.

For the period from October 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the fund's total annual operating expenses at 1.51%, 2.26%, 1.26% and 1.26% for
Class A, Class C, Class S and Institutional Class shares, respectively.

For Class A shares, effective August 14, 2006 through September 30, 2008, the
Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the fund's total annual operating expenses at 1.50%.

For the period from October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the fund's total annual operating expenses at 2.26%, 1.26% and 1.26% for Class
C, Class S and Institutional Class shares, respectively.

Effective October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the fund's total annual operating expenses at 1.50% for Class A shares.

For the period from October 1, 2009 through December 31, 2009, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.50%, 2.25% and 1.25% for Class A,
Class C and Institutional Class shares, respectively.

                                      I-17

For the period from October 1, 2009 through April 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.60%, 2.35%, 1.35% and 1.35% for
Class A, Class C, Class S and Institutional Class shares, respectively.

The following waivers are currently in effect:

Through September 30, 2010, the Advisor has contractually agreed to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.41% for Institutional Class shares. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest, or certain other expenses.

Through September 30, 2010, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.20% of the fund's average daily net assets.

The Advisor has voluntarily agreed to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at
1.50, 2.25%, 1.35% and 1.25% for Class A, Class C, Class S and Institutional
Class shares, respectively. The Advisor, at its discretion, may revise or discontinue this arrangement at any time and it does not extend to extraordinary expenses, taxes, brokerage and interest expense.

The Advisor has contractually agreed through April 30, 2011, to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 1.66%, 2.41% and 1.41% for
Class A, Class C and Class S shares, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

The Advisor has agreed, for one year after the merger is completed, to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at ___% for Class M shares. The agreement may only be terminated with the consent of the fund's Board and does not extend to acquired fund (underlying funds) expenses, extraordinary expenses (such as the reorganization costs related to the merger), taxes, brokerage and interest expenses.

                                      I-18

PART I: APPENDIX I-F - SALES CHARGES

Not applicable.

                                      I-19

PART I: APPENDIX I-G - DISTRIBUTION PLAN PAYMENTS

Not applicable.

                                      I-20

PART I: APPENDIX I-H - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TURNOVER RATES

FUND                                              2009     2008
DWS RREEF Global Real Estate Securities Fund     114%      77%

BROKERAGE COMMISSIONS

                                                  FISCAL     BROKERAGE COMMISSIONS
                                                   YEAR          PAID BY FUND

DWS RREEF Global Real Estate Securities Fund      2009            $1,913,709
                                                  2008            $1,914,664
                                                  2007            $1,951,881

BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS

                                                                                      AGGREGATE                        % OF THE
                                                                                      BROKERAGE                       AGGREGATE
                                                                                     COMMISSIONS                        DOLLAR
                                                           NAME OF                   PAID BY FUND   % OF THE TOTAL   VALUE OF ALL
                                                FISCAL   AFFILIATED                 TO AFFILIATED      BROKERAGE      PORTFOLIO
                                                 YEAR      BROKER     AFFILIATION      BROKERS        COMMISSIONS    TRANSACTIONS
DWS RREEF Global Real Estate Securities Fund    2009     Deutsche      Affiliate   $ 618.19               0.00%          0.00%
                                                           Bank          of
                                                            AG           the
                                                          Sydney       Advisor
                                                2009     Deutsche      Affiliate   $ 490.53               0.00%          0.00%
                                                          Bank AG        of
                                                                         the
                                                                       Advisor
                                                2008       None                -        None                 -              -
                                                2007       None                -        None                 -              -

The fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the fund held as of the end of its most recent fiscal year.

Listed below are the regular broker dealers of the fund whose securities the fund held as of the end of its most recent fiscal year and the dollar value of such securities.

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS

Aeon Mall Co., Ltd.                                        $ 2,249,000
Amata Corp. PCL.                                           $ 1,220,000
Beni Stabli S.p.a                                          $ 1,644,000
Capital and Regional PLC                                   $ 1,887,000
Capitaland Ltd.                                            $16,135,000
Capitalmalls Asia Ltd.                                     $ 7,968,000
China Overseas Land & Investment Ltd.                      $ 14,515,00

                                      I-21

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS

China Resources Land Ltd.                                  $  8,443,000
Conygar Investment Co. PLC                                 $  1,124,000
First Capital Realty, Inc.                                 $  3,830,000
Growthpoint Props                                          $  2,276,000
Hang Lung Properties Ltd.                                  $  9,757,000
Helical Bar PLC                                            $  1,919,000
Henderson Land Development Co.                             $113,756,000
Hongkong Land Holdings Ltd.                                $ 11,895,000
Immofinanz Immobilien Anlagen AG                           $  1,254,000
Kerry Properties Ltd.                                      $  6,504,000
Megaworld Corp.                                            $  2,244,000
Mitsubishi Estate Co., Ltd.                                $ 20,779,000
Mitsui Fudosan Co., Ltd.                                   $ 19,429,000
London & Stamford Property Ltd.                            $  1,785,000
LXB Retail Properties PLC                                  $  2,110,000
Max Property Group                                         $  1,635,000
NR Nordic & Russia Properties Ltd.                         $    475,000
Quintain Estate DEV ORD                                    $  1,573,000
Retail Opportunity Investment Corporation                  $  1,405,000
Shimao Property Holdings                                   $  5,818,000
Sino Land Co., Ltd.                                        $  2,841,000
Songbird Estates                                           $  1,317,000
South African Property Opportunities PLC                   $  1,400,000
St. Modwen Properties PLC                                  $    760,000
Sumitomo Realty & Develoment Co. Ltd.                      $  9,847,000
Sun Hung Kai Properties Ltd.                               $ 41,429,000
Technopolis OYJ                                            $  1,914,000
Terrace Hill Group PLC                                     $    656,000
Unite Group PLC                                            $  6,287,000

TRANSACTIONS FOR RESEARCH SERVICES

For the most recent fiscal year, the fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.

                                                                              COMMISSIONS PAID
                                                  AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                                                WITH RESEARCH FIRMS      WITH RESEARCH FIRMS

DWS RREEF Global Real Estate Securities Fund                $0                       $0

                                      I-22

PART I: APPENDIX I-I - INVESTMENT PRACTICES AND TECHNIQUES

Below is a list of headings related to investment policies and techniques which are further described in Appendix II-G.

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

Asset-Backed Securities
Asset Segregation
Brady Bonds
Borrowing
Cash Management Vehicles
Common Stocks
Commercial Paper
Convertible Securities
Custodial Receipts
Depository Receipts
Derivatives
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters

Investment Company Securities
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Participation Interests
Preferred Stock
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short-Term Securities
Small Companies
Sovereign Debt
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

                                      I-23

PART I: APPENDIX I-J - ADDITIONAL INFORMATION

FUND                                             CLASS       CUSIP NUMBER

DWS RREEF Global Real Estate Securities Fund     Class M
Fiscal Year End: 12/31

                                      I-24


STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II

  Part II: Appendix II-E - Firms With Which Deutsche Asset Management Has Revenue Sharing    II-80
  Arrangements


PART II

Part II of this SAI includes policies, investment techniques and information that apply to the DWS funds. Unless otherwise noted, the use of the term "fund"
applies to all funds in the DWS funds complex.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. DIMA, with headquarters at 345 Park Avenue, New York, New
York, is the investment advisor for each fund. Under the oversight of the
Board, DIMA on behalf of a fund makes the investment decisions, buys and sells securities and conducts research that leads to these purchase and sale decisions. DIMA manages the fund's daily investment and business affairs subject to the policies established by the Board. DIMA and its predecessors have more than 80 years of experience managing mutual funds.

DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG, a multi-national financial services company with limited liability organized under the laws of the Federal Republic of Germany. As a result, DIMA, which is part of DeAM, is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. DWS Investments is part of the Asset Management division of Deutsche
Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust
Company.

DIMA provides investment advisory services to many individuals and institutions, including insurance companies, corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end registered investment companies.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust
Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.

Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.

DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an

                                      II-1

issuer of securities proposed for purchase or sale by a fund is a customer of
DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.

From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA,
Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA,
Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.

CONSULTANTS. DWS Health Care Fund and DWS Health Care VIP: Thomas E. Bucher,
CFA provides consulting services to DIMA in connection with the investment management services it provides to the fund. Mr. Bucher is employed by Deutsche
Asset Management International GmbH, Mainzer Landstrasse 178-190, 60325
Frankfurt am Main, Germany. Deutsche Asset Management International GmbH is an
investment advisor registered with the U.S. Securities and Exchange Commission.
Deutsche Asset Management International GmbH is an affiliate of DIMA and a subsidiary of Deutsche Bank AG.

TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the applicable
Investment Management Agreement, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.

DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.

DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services.
Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are borne by DIMA, not by a fund.

The Investment Management Agreement provides that a fund, except as noted
below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any;
brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.

DWS S&P 500 Plus Fund pays DIMA a single fee (Unitary Fee) under the Investment
Management Agreement and Unitary Fee Agreement (UFA) that covers not only
DIMA's investment management services, but also all of the fund's day-to-day expenses in the ordinary course of business, except as noted below. Except as determined by the Board and to the extent permitted by applicable

                                      II-2

law, DIMA is responsible under the UFA for the payment of all of the fund's day-to-day operating expenses other than distribution fees and expenses (e.g., sales charges and 12b-1 fees), brokerage and other portfolio trading expenses and taxes, as well as extraordinary expenses (as determined by the Board). DIMA will pay, among other expenses, the fees of the fund's custodian, administrator, transfer agent and other service providers to the fund. DIMA will pay the compensation of all Board members, officer and executive employees of the fund who are affiliated persons of DIMA. DIMA will also reimburse the fund for the fees and expenses of the Independent Board Members and
Trustee/Director Legal Counsel, and for the fees of the independent accountants.

For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap
Value Fund, and DWS Strategic Value Fund, the Investment Management Agreement
also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the
Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the
Registrant's federal, state and local tax returns; preparing and filing the
Registrant's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the
Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant;
assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the
Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the
Registrant in the conduct of its business, subject to the direction and control of the Board.

On behalf of Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman
Small Cap Value Fund, and DWS Strategic Value Fund, DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions. Pursuant to a sub-administration agreement between DIMA and
State Street Bank & Trust Company (SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment
Management Agreement. The costs and expenses of such delegation are borne by
DIMA, not by a fund.

The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a sub-advisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.

The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board
Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.

Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Money Market Portfolio, a series of Cash Account Trust, DWS Dreman Mid Cap Value Fund, DWS Dreman Small
Cap Value Fund, and DWS Strategic Value Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund, except for DWS
S&P 500 Plus Fund, is set forth in PART II - APPENDIX II-C.

                                      II-3

Under the Investment Management Agreement between DWS S&P 500 Plus Fund and
DIMA, a fund pays DIMA a Unitary Fee calculated daily and payable monthly equal to a base fee rate that beginning January 1, 2010 will be adjusted based upon the performance of a fund relative to a benchmark as further described in PART
II - APPENDIX II-C.

The management fee or Unitary Fee is payable monthly, provided that a fund will make such interim payments as may be requested by DIMA not to exceed 75% of the amount of the fee then accrued on the books of a fund and unpaid.

Under a separate agreement between Deutsche Bank AG and the funds, Deutsche
Bank AG has granted a license to the funds to utilize the trademark "DWS."

SUB-ADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-ADVISORY
ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Advisor serves as a sub-advisor to a fund pursuant to the terms of a sub-advisor agreement between it and DIMA
(Sub-Advisory Agreement).

Aberdeen Asset Management Inc. (AAMI), 1735 Market Street, Philadelphia, PA
19103, serves as a Sub-Advisor of a portion of the assets for DWS Lifecycle
Long Range Fund. AAMI is an investment advisor registered with the SEC. AAMI is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI provides a full range of international investment advisory services to institutional and retail clients.

Deutsche Asset Management International GmbH (DeAMi), Mainzer Landstrasse
178-190, 60325 Frankfurt am Main, Germany, serves as a Sub-Advisor of all or a portion of the assets of certain funds. DeAMi is an investment advisor registered with the SEC and is an affiliate of DIMA and a subsidiary of
Deutsche Bank AG.

Dreman Value Management, L.L.C. (Dreman), 520 East Cooper Avenue Suite 230-4,
Aspen, Colorado 81611, serves as a Sub-Advisor of all the assets of certain funds. Dreman was formed in April 1977 and is an investment advisor registered with the SEC. DVM is controlled by David Dreman.

Northern Trust Investments, N.A. (NTI), 50 South LaSalle Street, Chicago, IL
60603, serves as a Sub-Advisor of all the assets of certain funds. NTI is a national banking association and an investment advisor registered under the
1940 Act. NTI is a subsidiary of The Northern Trust Company (TNTC). TNTC is an
Illinois state chartered banking organization and a member of the Federal
Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of
Northern Trust Corporation, a company that is regulated by the Board of
Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Global Thematic Partners, LLC, 681 Fifth Avenue, New York, NY 10022, serves as
Sub-Advisor to certain funds. Global Thematic Partners commenced operations in
July 2010 and is an investment advisor registered under the 1940 Act.

QS Investors, LLC (QS Investors) 880 Third Avenue, 7th Floor, New York, NY
10017, serves as a Sub-Advisor of all or a portion of the assets of certain funds. QS Investors manages a range of quantitative investment strategies and assists clients with investment solutions that leverage expertise in research, portfolio management, and quantitative analysis. QS Investors commenced operations in August 2010 and is an investment advisor registered with the SEC.

RREEF America L.L.C. (RREEF), 875 North Michigan Avenue, 41st Floor, Chicago,
Illinois 60611, serves as a Sub-Advisor of all or a portion of the assets of certain funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since
1975 and has been an investment advisor of real estate securities since 1993.

Turner Investment Partners, Inc. (Turner), 1205 Westlakes Drive, Suite 100,
Berwyn, PA 19312, serves as a Sub-Advisor to DWS Turner Mid Cap VIP. Turner is an investment advisor registered with the SEC and is controlled by Robert E.
Turner and Mark D. Turner.

TERMS OF THE SUB-ADVISORY AGREEMENTS. Pursuant to the terms of the applicable
Sub-Advisory Agreement, a Sub-Advisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Sub-Advisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Advisory Agreement, a Sub-Advisor manages the investment and

                                      II-4

reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

Each Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from (a) the sub-advisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DIMA, or (b) willful misconduct, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Agreement.

A Sub-Advisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A
Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.

Under the Sub-Advisory Agreements between DIMA and the Sub-Advisors, DIMA, not the fund, pays each Sub-Advisor a sub-advisory fee based on the percentage of the assets overseen by the Sub-Advisor or based on a percentage of the fee received by DIMA from a fund. The Sub-Advisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Sub-Advisor. No fund is responsible for paying the Sub-Advisor.

SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY
ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of a sub-subadvisor agreement between it and the Sub-Advisor (Sub-Subadvisory Agreement).

Deutsche Alternatives Asset Management (Global) Limited (DAAM Global), 1 Great
Winchester Street, London, United Kingdom, EC2N 2DB, serve as Sub-Subadvisor to a fund. DAAM Global is an investment advisor registered with the SEC. In addition, DAAM Global is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

Deutsche Asset Management (Hong Kong) Limited (DeAM Hong Kong), 48/F Cheung
Kong Center, 2 Queen's Road Central, Hong Kong, China, serve as Sub-Subadvisors to a fund. DeAM Hong Kong is an investment advisor registered with the SEC. In addition, DeAM Hong Kong is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

Deutsche Investments Australia Limited (DIAL), Level 16, 126 Phillip Street,
Sydney NSW 200, Australia, serve as Sub-Subadvisors to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

TERMS OF THE SUB-SUBADVISORY AGREEMENT. Pursuant to the terms of the applicable
Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the
Sub-Advisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Sub-Advisor may, from time to time, reasonably request. The Sub-Advisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the Sub-Subadvisors. A
Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.

Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.

A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the
Trust/Corporation. A

                                      II-5

Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Sub-Advisory Agreement.

Under the Sub-Subadvisory Agreements, the Sub-Advisor, not a fund, pays each
Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Sub-Advisor from
DIMA. The Sub-Subadvisor fee is paid directly by the Sub-Advisor at specific rates negotiated between the Sub-Advisor and the Sub-Subadvisor. No fund is responsible for paying the Sub-Subadvisor.

AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In
connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification Agreement)
against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the
Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected
Funds, their directors and officers, DIMA and/or certain other parties (Private
Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private
Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between DIMA and the Affected Funds.

BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set
forth in PART II - APPENDIX II-A.

BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the
Board, as well as compensation paid to the Independent Board Members and to
Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX I-C.

ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE
AGENT, AND CUSTODIAN

ADMINISTRATOR. For all funds except Money Market Portfolio, DWS Dreman Mid Cap
Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund. DIMA
serves as a fund's administrator pursuant to an Administrative Services
Agreement.

For its services under the Administrative Services Agreement, the Administrator
receives a fee at the rate set forth in PART II - APPENDIX II-C. For all funds except Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small
Cap Value Fund and DWS Strategic Value Fund, the Administrator will pay
Accounting Agency fees out of the Administrative Services fee.

Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The
Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax

                                      II-6

returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund; establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the
Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.

The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.

Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures.

FUND ACCOUNTING AGENT. For Money Market Portfolio, DWS Dreman Mid Cap Value
Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, DIFA, One
Beacon Street, Boston, Massachusetts 02108, a subsidiary of DIMA, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund
Accounting Agreement. For its services under a Fund Accounting Agreement, DIFA receives a fee at the rate set forth in PART II - APPENDIX II-C.

Pursuant to an agreement between DIFA and SSB, DIFA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement. The costs and expenses of such delegation are borne by DIFA, not by a fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. DISC, 210 W. 10th Street, Kansas
City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to the
Transfer Agency and Services Agreement. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. (DST), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by a fund. For its services under the Transfer Agency and Services Agreement, DISC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.

CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities.
The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.

In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account. To the extent that a DB Subcustodian receives any brokerage commissions for any transactions, such transactions and amount of brokerage commissions paid by the fund are set forth in PART I - APPENDIX I-H.

                                      II-7

The Custodian's fee may be reduced by certain earnings credits in favor of a fund.

FUND LEGAL COUNSEL. Provides legal services to the funds.

BOARD LEGAL COUNSEL. Serves as legal counsel to the Independent Board Members.

PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DIDI, 222 South Riverside
Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution
Agreement remains in effect for a class from year to year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.

The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the
Board in the manner described above with respect to the continuation of the
Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

Under the Distribution Agreement, DIDI uses reasonable efforts to sell shares of a fund and may appoint various financial services firms to sell shares of a fund. DIDI bears all of its expenses of providing services pursuant to the
Distribution Agreement, including the payment of any commissions, concessions, and distribution fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and
DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. DIDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DIDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DIDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).

SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DIDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board
Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DIDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses

                                      II-8

and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DIDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of any service fees to financial services firms appointed by DIDI to provide such services and DIDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see
Distribution and Service Agreements and Plans).

DIDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DIDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DIDI.

REGULATORY MATTERS AND LEGAL PROCEEDINGS. On December 21, 2006, Deutsche Asset
Management (DeAM) settled proceedings with the Securities and Exchange
Commission (SEC) and the New York Attorney General on behalf of Deutsche Asset
Management, Inc. (DAMI) and DIMA, the investment advisors to many of the DWS
Investments funds, regarding allegations of improper trading of fund shares at
DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder,
Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of
2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to
Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance
Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS funds continue to be independent of DeAM; the Chairmen of the DWS funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain

                                      II-9

additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement
Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers (NASD) (now known as the Financial Industry Regulatory Authority, or
FINRA) announced final agreements in which Deutsche Investment Management
Americas Inc. (DIMA), Deutsche Asset Management, Inc. (DAMI) and DWS Scudder
Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI"))
settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS funds' (now known as the DWS
Investments Funds) shares during 2001-2003. The agreements with the SEC and
NASD are reflected in orders which state, among other things, that DIMA and
DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker dealer firms with whom it had arrangements to market and distribute DWS fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or
Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the
DWS funds. These lawsuits name as defendants various persons, including certain
DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/  Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

CODES OF ETHICS. Each fund, the Advisor, a fund's principal underwriter and, if applicable, a fund's sub-advisor (and sub-subadvisor) have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a
Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of
Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the
Advisor's or sub-advisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                     II-10

FUND ORGANIZATION

FOR EACH TRUST (EXCEPT DWS TARGET DATE SERIES, DWS PORTFOLIO TRUST, DWS TAX
FREE TRUST, DWS VALUE EQUITY TRUST AND CASH ACCOUNT TRUST)

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The
Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class;
and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the
Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the

                                     II-11

Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class), including its good will, to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board.
Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets)
shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

FOR DWS TARGET DATE SERIES, DWS PORTFOLIO TRUST, DWS TAX FREE TRUST AND DWS
VALUE EQUITY TRUST

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The
Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits

                                     II-12

the matter to a vote of shareholders; (c) any amendment of the Declaration of
Trust that (i) would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or fund outstanding and entitled to vote would be required (ii)
requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

In addition, under the Declaration of Trust, shareholders of the Trust also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law:
(a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (f) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or any registration of the Trust with the
SEC as an investment company under the 1940 Act.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class;
and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the
Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in

                                     II-13

proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets)
shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

FOR CASH ACCOUNT TRUST

The Board Members have the authority to create additional funds and to designate the relative rights and preferences as between the different funds.
The Board Members also may authorize the division of shares of a fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the funds'
prospectuses and SAIs. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Board Members may also terminate any fund or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Board
Members if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the
Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any fund, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the
By-laws of the Trust, or any registration of the Trust with the Securities and
Exchange Commission or any state, or as the Board Members may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove Board Members.
Each Board Member serves until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Board Members. In accordance with the
1940 Act (a) the Trust will hold a shareholder meeting for the election of
Board Members at such time as less than a majority of the Board Members have been elected by shareholders, and (b) if, as a result of a vacancy in the
Board, less than two-thirds of the Board Members have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Board Members individually but only upon the property of the Trust, that the Board Members and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the
Declaration of Trust protects or indemnifies a Board Member or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Board Members may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting

                                     II-14

at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Board Members and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a fund and certain amendments of the
Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board to terminate the
Trust (or any fund or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the
Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Board Members. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the
Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

FOR EACH CORPORATION (EXCEPT DWS VALUE SERIES, INC.)

All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the
Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same fund or class as the share), as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting.
Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.

On any matter submitted to a vote of shareholders, all shares of the
Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series

                                     II-15

or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the
Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The
Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940
Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Corporation to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.

Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

FOR DWS VALUE SERIES, INC.

All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any fund or class by notice to the shareholders without shareholder approval.

The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the
Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records

                                     II-16

of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and officers of the
Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.

Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a fund might become liable for a misstatement regarding another fund in this SAI.

PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law.
Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents.
Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur.
Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

The Board and DIDI each may suspend (in whole or in part) or terminate the offering of shares of a fund at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, the Board or DIDI potentially may permit certain persons (for example, persons who are already shareholders the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.

Orders will be confirmed at a price based on the net asset value of a fund next determined after receipt in good order by DIDI of the order accompanied by payment in the case of a purchase order. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day (trade date).

USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients'
accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a fund through the
Shareholder Service Agent for these services.

A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DIDI (financial institutions), to accept purchase and redemption

                                     II-17

orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DIDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:

o     Traditional, Roth and Education IRAs. This includes Savings Incentive
      Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee
      Pension Plan (SEP) IRA accounts and prototype documents.

o     403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o     Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Materials describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. DIDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in
PART II - APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult their own tax advisors before establishing a retirement plan.

PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares.

PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "DWS Sales Charge and Dealer Commission
Schedule" set forth in PART II - APPENDIX II-F.

CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.

COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS funds that bear a sales charge.

CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule"
set forth in PART II - APPENDIX II-F, also apply to the aggregate amount of purchases of Class A shares of DWS funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (Letter)
provided to DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number

                                     II-18

of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its
affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the
Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

RETIREMENT PLANS ON FLEX SYSTEM. For purposes of the Combined Purchases,
Cumulative Discount and Letter of Intent features described above, employer-sponsored employee benefit plans using the Flex subaccount record keeping system available through ExpertPlan under an alliance with DIDI and its affiliates may include: (a) Money Market funds as "DWS funds," (b) all classes of shares of any DWS fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:

(1)    a current or former director or trustee of Deutsche or DWS mutual funds;

(2)    an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;

(3)    certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DIDI, for themselves or immediate members of their families;

(4)    any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(5)    persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(6)    selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;

(7)    unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
       Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(8)    through certain investment advisors registered under the Investment
       Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by
       DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;

(9)    employer-sponsored employee benefit plans using the Flex subaccount recordkeeping system (Flex Plans) made available through ExpertPlan under an alliance with DIDI and its affiliates, established prior to
       October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(10)   investors investing $1 million or more ($250,000 or more for DWS
       Alternative Asset Allocation Plus Fund, DWS California Tax-Free Income
       Fund, DWS Disciplined Market Neutral Fund, DWS Floating Rate Plus Fund,
       DWS Global Thematic Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free
       Fund, DWS Large Cap Value Fund, DWS Managed Municipal Bond Fund, DWS
       Massachusetts Tax-Free Fund,

                                     II-19

       DWS New York Tax-Free Income Fund, DWS Short-Term Municipal Bond Fund,
       DWS Short Duration Plus Fund, DWS Strategic High Yield Tax-Free Fund,
       DWS Select Alternative Allocation Fund, DWS Strategic Government
       Securities Fund and DWS Strategic Income Fund), either as a lump sum or through the Combined Purchases, Letter of Intent and Cumulative Discount
       features referred to above (collectively, the Large Order NAV Purchase
       Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(11)   defined contribution investment only plans with a minimum of $1 million in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value without a sales charge in connection with:

(12)   the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by
       DIDI and consistent with regulatory requirements;

(13)   a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through
       ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates into a DWS Investments IRA;

(14)   reinvestment of fund dividends and distributions; and

(15)   exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in a fund.

Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as
Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et
al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class."
Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i)
Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of
Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by
DIDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

PURCHASE OF CLASS B SHARES. Class B shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares are subject to a contingent deferred sales charge of
4.00% that declines over time (for shares sold within six years of purchase)
and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales
Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below). Class B shares automatically convert to Class A shares after six years.

As described in the prospectus, Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.

PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of
1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer
Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of
Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).

                                     II-20

PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set
forth in PART II - APPENDIX II-H, and the discussion of Rule 12b-1 Plans under
Distribution and Service Agreements and Plans below).

The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class
R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder
Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.

PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.

Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the
Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.

PURCHASE OF CLASS S. Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

MULTI-CLASS SUITABILITY FOR CLASSES A, B AND C. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (System) maintained for DWS Investments-branded plans on record keeping systems made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates (DWS Investments Flex Plans). The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.

The following provisions apply to DWS Investments Flex Plans.

(1)    Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS
       Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

(2)    Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase
       Class A shares at net asset value.

The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

PURCHASE PRIVILEGES FOR DWS AFFILIATED INDIVIDUALS. Current or former Board members of the DWS funds, employees, their spouses or life partners and children

                                     II-21

or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a sub-adviser to any DWS fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals are eligible to buy
Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

MONEY MARKET FUNDS. Shares of a fund are sold at net asset value (normally,
$1.00) directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income.
Since each fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.

VARIABLE INSURANCE FUNDS. Shares of DWS Variable Series I, DWS Variable Series
II and DWS Investments VIT Fund are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.

PURCHASES IN-KIND. This section is applicable only to the following funds: DWS
High Income Plus Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund, DWS
Equity 500 Index VIP and DWS Small Cap Index VIP. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value"
as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank.
The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send

                                     II-22

a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

AUTOMATIC WITHDRAWAL PLAN. An owner of $5,000 or more of a class of a fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually pursuant to an Automatic
Withdrawal Plan (the "Plan"). The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed without the imposition of the CDSC is
12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest fund distributions.

Non-retirement plan shareholders may establish a Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Shareholder
Service Agent ten days prior to the date of the first automatic withdrawal. A
Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all fund shares under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a Plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid.
Therefore, a fund will not knowingly permit additional investments in Class A shares of less than $2,000 if the investor is at the same time making systematic withdrawals.

CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable), Class B and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because the redemption was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after the first day of March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC for shares purchased through the Large Order NAV Purchase
Privilege will be waived in the event of:

(1)    redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section
       403(b)(7) which is not sponsored by a K-12 school district;

(2)    redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. (or
       ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or
       ExpertPlan for Flex Plans) and DIDI and its affiliates;

                                     II-23

(3)    redemption of shares of a shareholder (including a registered joint owner) who has died;

(4)    redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security
       Administration);

(5)    redemptions under a fund's Automatic Withdrawal Plan at a maximum of 12%
       per year of the net asset value of the account;

(6)    redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(7)    redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (3),
(4), (5) and (7) above for Class A shares. In addition, this CDSC will be waived:

(a)        for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section
           72(t)(2)(A)(iv) prior to age 59 1/2;

(b)        for redemptions to satisfy required minimum distributions after age
           70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and

(c)        in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS
           Investments IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (2),
(3), (4), (5) and (7) above for Class A shares and for the circumstances set forth in items (a) and (b) above for Class B shares. In addition, this CDSC will be waived for:

(i)        redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

       (ii)       redemption of shares purchased through a dealer-sponsored
       asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Money Market Portfolio and Government & Agency Securities Portfolio, each a series of Cash Account
Trust; Cash Reserves Fund Institutional, a series of DWS Institutional Funds;
DWS Money Market Series, a series of DWS Money Market Trust; and Treasury
Portfolio, a series of Investors Cash Trust.

CHECKWRITING FOR CLASS A, B AND C SHARES (applicable to DWS Short Duration Plus
Fund, DWS Intermediate Tax/AMT Free Fund and DWS Massachusetts Tax-Free Fund
only). The Checkwriting Privilege is not offered to new investors. The
Checkwriting Privilege is available for shareholders of DWS Intermediate
Tax/AMT Free Fund and DWS Short Term Bond Fund (which was acquired by DWS Short
Duration Plus Fund) who previously elected

                                     II-24

this privilege prior to August 19, 2002, and to shareholders of DWS
Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts
Limited Term Tax Free Fund prior to July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system.
Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street Bank and Trust Company and the Transfer Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.

MONEY MARKET FUNDS ONLY

The following sections relate to Money Market Funds (except DWS Cash Investment
Trust Class A, B and C Shares of DWS Money Market Prime Series.

REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing
House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice.
(Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying.
Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10)
days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service
Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within 14 days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

                                     II-25

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (800-621-1048 but for Class S shares use 800-728-3337 and for
Institutional class shares use 800-730-1313) or write (DWS Investments Service
Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service
Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The
Shareholder Service Agent must hear from you no later than 60 days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60)
days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder
Service Agent in time.

Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service
Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three
(3) business days after completing its investigation. If the Shareholder
Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.

A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the
National Automated Clearing House Association (NACHA) Operating Rules and any
local ACH operating rules then in effect, as well as Regulation E of the
Federal Reserve Board.

REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a
Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through

                                     II-26

some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.

Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder
Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.

A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired.
A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when
"stop payment" of a Redemption Check is requested.

SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money
Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

EXCHANGES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares.

GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. If you exchange shares that have a
CDSC, the CDSC is not imposed on the exchange; however, the later redemption of the acquired shares would be subject to the CDSC schedule of the acquired fund
(which, for Class A shares only, may differ from the schedule for a fund you are exchanging out of), based on original cost and purchase date of the shares you exchanged out of.

Shareholders who exchange their shares out of a DWS money market fund into
Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund).

Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call 800-621-1048 (for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313).

Shareholders must obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.

MULTI-CLASS CONVERSIONS. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

EXCHANGES INVOLVING INSTITUTIONAL SHARES. The following persons may, subject to certain limitations, exchange the DWS Money Market Fund shares of DWS Money
Market Prime Series, for shares of the institutional class of other DWS funds, and may exchange shares of the institutional class of other DWS funds for DWS
Money Market Fund shares: (1) a current or former director or trustee of the
Deutsche or DWS mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of a fund.

CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE: Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares. Subject to the discretion of

                                     II-27

DWS Investments Distributors, Inc., such shareholders may exchange their Class
A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.

COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DWS INVESTMENTS DISTRIBUTORS PERSONNEL. DIDI has adopted an
Incentive Plan (Plan) covering wholesalers that are regional vice presidents
(DWS Investments Wholesalers). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential, based on achieving certain sales and other performance metrics.
Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund.
Each fund is assigned to one of four product tiers - Tier I: cornerstone or capital market compass funds; Tier II: core or baseline funds; Tier III:
non-core funds; and Tier IV: index or passive funds - taking into consideration, among other things, the following criteria, where applicable:

o     a fund's consistency with DWS Investments' branding and long-term strategy

o     a fund's competitive performance

o     a fund's Morningstar rating

o     The length of time a fund's Portfolio Managers have managed a fund/Strategy

o     Market size for the fund tier

o     a fund's size, including sales and redemptions of a fund's shares

This information and other factors are presented to a senior management committee comprised of representatives from various groups within DWS
Investments, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically.
No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com/EN/  wholesaler-compensation.jsp, approximately one month after the end of each quarter. DWS Investments
Wholesalers receive the highest compensation for Tier I funds, successively less for Tier II (within which there are two payout sub-tiers) and Tier III funds, and the lowest for Tier IV funds. The level of compensation among these product tiers may differ significantly.

In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Investments Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The
Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments
Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

FINANCIAL SERVICES FIRMS' COMPENSATION. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART
II - APPENDIX II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described in PART II - APPENDIX II-D.

COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DIDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed

                                     II-28

0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay
compensation from their own resources (see Financial Intermediary Support
Payments below).

COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically,
the shareholders of DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class
B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders
(see Financial Intermediary Support Payments below).

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS. In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund
(generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of a fund serviced and maintained by the financial advisor,
0.05% to 0.25% of

                                     II-29

sales of a fund attributable to the financial advisor, a flat fee of $4,000 up to $10,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. or ExpertPlan, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each fund has been advised that the Advisor, the
Distributor and their affiliates expect that the firms listed in PART II -
APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the DWS funds to their customers.
However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

DIVIDENDS (FOR ALL FUNDS EXCEPT MONEY FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which includes any excess of net realized short-term capital gains over net realized long-term capital losses and net tax-exempt income, if any; and (ii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will generally be treated for federal income tax purposes as having received their share of such gains, but will then be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.

A fund has a schedule for paying out any earnings to shareholders (see
Understanding Distributions and Taxes in each fund's prospectus).

                                     II-30

Additional distributions may also be made in November or December (or treated as made on December 31) if necessary to avoid an excise tax imposed under the
Code. Both types of distributions will be made in shares of a fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and C shares than for other share classes primarily as a result of the distribution services fee applicable to Class B and C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends (see Taxation of US Shareholders -
Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the
Shareholder Service Agent, in writing, that they wish to receive them in cash or in shares of other DWS funds as provided in the fund's prospectus.
Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another DWS fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests in writing that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

DIVIDENDS (MONEY FUNDS). Dividends are declared daily and paid monthly.
Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value on the last business day of the month. A fund will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.

Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund.
Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

Distributions of a fund's pro rata share of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared

                                     II-31

and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.

If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that such policy not be applied to the shareholder's account. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.

DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

I. RETAIL FUNDS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.

RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, B, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DIDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A
Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DIDI pursuant to the Rule 12b-1
Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the
Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule
12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund.
For example, if Class B shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class B shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. Similarly, fees paid to DIDI could exceed DIDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in Class B shares in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the Class B shares investment to Class A shares). Under these or other circumstances where
DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.

CLASS B, CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution
Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to its Class B shares. This fee is accrued daily as an expense of
Class B shares. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of
3.75%.

                                     II-32

For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of
Class C shares. DIDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc.
under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund. Under the
Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DIDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund.

CLASS A, CLASS B, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement,
DIDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of a fund, as applicable.

With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, generally commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25%
of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm.

Firms to which service fees may be paid include affiliates of DIDI. In addition
DIDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.

DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to
0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DIDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all fund assets in the future.

II. MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C
SHARES, WHICH ARE ADDRESSED UNDER RETAIL FUNDS ABOVE)

RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DIDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund's Services Agreement with DIDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DIDI pursuant to the Services Agreement or by financial services firms under a Shareholder Services Plan. Because Rule
12b-1

                                     II-33

fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DIDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule
12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.

DISTRIBUTION AND SHAREHOLDER SERVICES

Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Service Shares classes of the Money
Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the
Service Shares of the applicable fund. This fee is paid pursuant to a Rule
12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

Premier Shares - Tax-Exempt California Money Market Fund. The Distribution
Agreement authorizes the fund to pay DIDI, as an expense of the Premier Shares class of the Tax-Exempt California Money Market Fund, a distribution services fee, payable monthly, at an annual rate of 0.33% of average daily net assets of the Premier Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan.
DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.

Tax-Exempt New York Money Market Fund - NY Tax Free Money Fund. The
Distribution Agreement authorizes the fund to pay DIDI, as an expense of
Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money fund, a series of DWS Advisor funds, a distribution services fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the
Tax-Exempt New York Money Market Fund shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to
0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.

Premium Reserve Money Market Shares - Cash Account Trust. The Services
Agreement authorizes the fund to pay DIDI, as an expense of the Premium Reserve
Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premium Reserve Money Market Shares of the fund. A portion of this administrative service fee (0.10% of the 0.25% fee) is paid pursuant to a Rule 12b-1 Plan. The Premium Money Market Reserve Shares pay
the full amount authorized by the Plan as part of its 0.25% administrative service rate. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.

Premier Money Market Shares - Cash Account Trust and Investors Cash Trust. The
Distribution Agreement authorizes a fund to pay DIDI, as an expense of the
Premier Money Market Shares classes of the Money Market Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of
Investors Cash Trust, a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier

                                     II-34

Money Market Shares of the applicable fund. This fee is paid pursuant to a Rule
12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of
Premier Money Market Shares held in accounts that they maintain and service.
The Services Agreement authorizes a fund to pay DIDI, as an expense of the
Premier Money Market Shares of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money
Market Shares held in accounts that they maintain and service.

Davidson Cash Equivalent Shares - Cash Account Trust. The Distribution
Agreement authorizes a fund to pay DIDI, as an expense of the Davidson Cash
Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the
Money Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.30% in the case of the Davidson Cash
Equivalent Shares and 0.25% in the case of the Davidson Cash Equivalent Plus
Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Davidson Cash Equivalent
Shares and 0.25% (currently limited to 0.20%) in the case of the Davidson Cash
Equivalent Plus Shares of average daily net assets of those shares of a fund.
This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the
Money Market Portfolio and the Government & Agency Securities Portfolio.

Capital Assets Funds - Cash Account Trust. The Distribution Agreement
authorizes a fund to pay DIDI, as an expense of the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market
Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt
Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.33% in the case of the Capital Assets Funds Shares and
0.20% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a
Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes,
RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Capital Assets Funds Shares and
0.10% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and
0.10% of average daily net assets in the case of those accounts in the Capital
Assets Funds Preferred Shares that it maintains and services. The Capital
Assets Funds Preferred Shares class is limited to the Money Market Portfolio.

Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DIDI, as an expense of the Government Cash Managed
Shares class of the Government & Agency Securities Portfolio of Cash Account
Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan authorizes the payment of up to 0.25% of average daily net assets of those shares of a fund and, at the discretion of the Board,

                                     II-35

the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

Institutional Shares - Investors Cash Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Shares class of the
Treasury Portfolio of Investors Cash Trust, an administrative service fee, payable monthly, at an annual rate of 0.05% of average daily net assets of the
Institutional Shares of the fund, which may be increased to 0.10% in the discretion of the Board. This fee is not paid pursuant to a Rule 12b-1 Plan.
DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of
Institutional Shares held in accounts that they maintain and service.

Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors
Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash
Account Trust and the Investment Class of the Treasury Portfolio of Investors
Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the
Investment Class shares of the applicable fund. This fee is paid pursuant to a
Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the
Investment Class held in accounts that they maintain and service.

Cash Reserve Prime Shares - Cash Reserve Fund, Inc. The Distribution Agreement
authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Cash Reserve Prime Shares of the fund. This fee is paid pursuant to a Rule
12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service. The Distribution Agreement also authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the
Cash Reserve Prime Shares of the fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.

Managed Shares - Cash Reserve Fund, Inc. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Managed Shares class of the Prime Series of Cash Reserve Fund, Inc., an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for adminstrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

Shareholder Services Plan for Cash Management Fund - Institutional and Cash
Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY
Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier
Shares, each a series and class of DWS Advisor Funds. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the
Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DIDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients

                                     II-36

in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.

The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b)
the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not
"interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.

III. DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of DWS Variable Series I and DWS Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DIDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period.
The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund.
Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.

IV. DWS INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. DWS Equity 500 Index VIP and DWS Small Cap Index VIP of DWS
Investments VIT Funds have each adopted a distribution plan under Rule 12b-1
(Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the DWS Equity 500 Index VIP, the Class B-2 shares. Under the
Plan, a fund may make payments to DIDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of
0.25% of the average daily net assets of the Class B shares or Class B-2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class
B shares or Class B-2 shares. DIDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or
Class B-2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or
Class B-2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the
Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the
Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or
Class B-2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B-2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that

                                     II-37

may be spent for distribution of Class B shares or Class B-2 shares of a fund without the approval of the shareholders of such class.

INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor (and/or sub-advisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or sub-advisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it.
Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets.
Certain practices, techniques or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.

IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND TECHNIQUES MAY NOT BE
PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED
HEREIN, AND IN A FUND'S PROSPECTUS.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Subadvisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed.
Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter.
Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services

                                     II-38

provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the
Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the
Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.

The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions

                                     II-39

(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Subadvisor, the
Subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.

PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (SEC) quarterly filings, each fund may make its portfolio holdings information publicly available on the DWS funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.

Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (DeAM), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (Authorized Third Parties).

Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information.
Periodic reports regarding these procedures will be provided to the Board.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Board exercise control over such policies. In addition, separate

                                     II-40

account clients of DeAM have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.

NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the
New York Stock Exchange (Exchange) on each day the Exchange is open for trading
(Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day (except 2011), Dr. Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer.
Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated
Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased

                                     II-41

option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon)
are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time.
If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a fund asset are not readily available or if the
Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value.
The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by a fund's
Pricing Committee.

The following paragraph applies to: DWS Life Compass Retirement Fund, DWS Life
Compass 2015 Fund, DWS Life Compass 2020 Fund, DWS Life Compass 2030 Fund, DWS
Life Compass 2040 Fund, DWS Alternative Asset Allocation Plus Fund, DWS Select
Alternative Asset Allocation Fund and DWS Alternative Asset Allocation Plus
VIP. The net asset value of each Underlying DWS Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying DWS Fund. Shares of each Underlying
DWS Fund in which the fund may invest are valued at the net asset value per share of each Underlying DWS Fund as of the close of regular trading on the
Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying DWS Funds will be calculated and reported to the fund by each Underlying DWS Fund's accounting agent.

The following additional paragraphs apply to: DWS Equity 500 Index Fund and DWS
S&P 500 Index Fund (feeder funds). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio -
the DWS Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.

Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the
Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.

As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.

Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value
Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio.
Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of the investor's investment in the
Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.

Applicable to money market funds other than DWS Money Market Series, Cash
Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime
Series. The net

                                     II-42

asset value (NAV) per share of a fund is calculated on each day (Valuation Day)
on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the New York Stock Exchange
(Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King,
Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent
Monday when one of these holidays falls on a Saturday or Sunday, respectively.
Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or
valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.

Applicable to the following money market funds (each, a fund): DWS Money Market
Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional
and Prime Series. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Cash
Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV)
per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the
Exchange is not open or beyond an early Exchange closing time, as described in a fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the

                                     II-43

value of the total assets of the fund (i.e., the value of a fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such
Valuation Day, the value of each investor's beneficial interest in the
Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the
Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the
Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or
valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the
Portfolio level at the discretion of its Board.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Portfolio's Pricing Committee
(or, in some cases, the Board's Valuation Committee) based upon input from the
Advisor or other third parties.

                                     II-44

PROXY VOTING GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the
Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting
Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines)
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The
Policies are included in PART II - APPENDIX II-I.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

MISCELLANEOUS

A fund's prospectuses and this SAI omit certain information contained in the
Registration Statement which a fund has filed with the SEC under the Securities
Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby.
This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

RATINGS OF INVESTMENTS

BONDS AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     II-45

CON.: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds,
Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

AAA: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue rated a is considered to be an upper-medium-grade preferred stock.
While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

BA: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking;
and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1 OR P-1: (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well established industries.

o     High rates of return on funds employed.

o     Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o     Well established access to a range of financial markets and assured sources of alternate liquidity.

                                     II-46

PRIME-2 OR P-2: (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 OR P-3: (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

NOT PRIME: Do not fall within any of the Prime rating categories.

MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL SHORT-TERM RATINGS

There are four rating categories for state and municipal short-term obligations that define an investment grade situation: MIG 1, MIG 2, MIG 3, and MIG 4 (or
VMIG 1, VMIG 2, VMIG 3, and VMIG 4 in the case of an issue having a variable rate demand feature).

MIG 1 OR VMIG 1: Judged to be of the best quality.

MIG 2 OR VMIG 2: Judged to be of the high quality, with margins or protection ample although not as large as in the preceding group.

MIG 3 OR VMIG 3: Judged to be of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG4 OR VMIG 4: Judged to be of adequate quality.

SG: Denotes speculative quality.

STANDARD & POOR'S RATINGS SERVICES LONG-TERM RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to meet its financial commitment on the debt is extremely strong.

AA: Debt rated AA has a very strong capacity to meet its financial commitment and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to meet its financial commitment, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated BBB has an adequate capacity to meet its financial commitment.
Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to meeting its financial commitment. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less vulnerability to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet its financial commitment.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet its financial commitment. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment.

CCC: Debt rated CCC is currently vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment.

CC: Debt rated CC is currently high vulnerability to default.

C: Debt rated C is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to

                                     II-47

subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D: Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

NR: Debt may lack a S&P rating because no rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES SHORT-TERM RATINGS

A-1: This highest category indicates a strong capacity to meet its financial commitment. Those obligors determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity to meet its financial commitment is satisfactory. However, its ability to meet its financial commitment is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

A-3: Issues carrying this designation have adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.

B: Obligations are regarded as having significant speculative characteristics.
Ratings of `B-1', `B-2' and `B-3' may be assigned to indicate finer distinctions within the `B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: An obligation is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: An obligation is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S RATINGS SERVICES MUNICIPAL SHORT-TERM RATINGS

SP-1: Reflects a very strong or strong capacity to pay principal and interest.
Notes issued with "overwhelming safety characteristics" will be rated "SP-1+".

SP-2: Reflects a satisfactory capacity to pay principal and interest.

SP-3: Reflects a speculative capacity to pay principal and interest.

DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put

                                     II-48

option (for example, `AAA/A-1+'). With U.S. municipal short-term demand debt,
S&P note rating symbols are used with the short-term issue credit rating symbols (for example, `SP-1+/A-1+').

FITCH INVESTORS SERVICE, INC. LONG-TERM RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued
timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments.
Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

F1: Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                     II-49

FITCH INVESTORS SERVICE, INC. MUNICIPAL SHORT-TERM RATINGS

The highest ratings for state and municipal short-term obligations are "F-1+,"
"F-1," and "F-2."

STANDARD & POOR'S DIVIDEND RANKINGS FOR COMMON STOCKS

The investment process involves assessment of various factors - such as product and industry position, corporate resources and financial policy - with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality.
The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years - a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle.
Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+   Highest           B+   Average           C   Lowest
A    High              B    Below Average     D   In Reorganization
A-   Above Average     B-   Lower

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments. A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

                                     II-50

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS

IDENTIFICATION AND BACKGROUND

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board
Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor
(each, an "Independent Board Member") is c/o Paul K. Freeman, Independent
Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

INDEPENDENT BOARD MEMBERS

                                                                                                             NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                                FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                     FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                       OVERSEEN

Paul K. Freeman (1950)           Consultant, World Bank/Inter-American Development Bank; Governing                123
Chairperson since 2009, and      Council of the Independent Directors Council (governance, education
Board Member since 1993          committees); formerly: Project Leader, International Institute for Applied
                                 Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group,
                                 Inc. (environmental insurance) (1986-1998)
John W. Ballantine (1946)        Retired; formerly: Executive Vice President and Chief Risk Management            123
Board Member since 1999          Officer, First Chicago NBD Corporation/The First National Bank of
                                 Chicago (1996-1998); Executive Vice President and Head of International
                                 Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric
                                 (utility company); Stockwell Capital Investments PLC (private equity);
                                 former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                                 Bank; Prisma Energy International
Henry P. Becton, Jr. (1943)      Vice Chair and former President, WGBH Educational Foundation;                    123
Board Member since 1990          Directorships: Association of Public Television Stations; Lead Director,
                                 Becton Dickinson and Company/(2)/ (medical technology company); Lead
                                 Director, Belo Corporation/(2)/ (media company); Public Radio
                                 International; Public Radio Exchange (PRX); The PBS Foundation; former
                                 Directorships: Boston Museum of Science; American Public Television;
                                 Concord Academy; New England Aquarium; Mass. Corporation for
                                 Educational Telecommunications; Committee for Economic
                                 Development; Public Broadcasting Service
Dawn-Marie Driscoll (1946)       President, Driscoll Associates (consulting firm); Executive Fellow,              123
Board Member since 1987          Center for Business Ethics, Bentley University; formerly: Partner,
                                 Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
                                 General Counsel, Filene's (1978-1988); Directorships: Trustee of 20
                                 open-end mutual funds managed by Sun Capital Advisers, Inc. (since
                                 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory
                                 Board, Center for Business Ethics, Bentley University; Trustee,
                                 Southwest Florida Community Foundation (charitable organization);
                                 former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                                 (governance, executive committees)
Keith R. Fox (1954)              Managing General Partner, Exeter Capital Partners (a series of private           123
Board Member since 1996          investment funds); Directorships: Progressive Holding Corporation
                                 (kitchen goods importer and distributor); Box Top Media Inc.
                                 (advertising); The Kennel Shop (retailer); former Chairman, National
                                 Association of Small Business Investment Companies

                                      II-51

                                                                                                             NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                                FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                     FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                       OVERSEEN

Kenneth C. Froewiss              Adjunct Professor of Finance, NYU Stern School of Business                       123
(1945) Board Member since        (September 2009 - present; Clinical Professor from 1997-September
2001                             2009); Member, Finance Committee, Association for Asian Studies
                                 (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-
                                 present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)
Richard J. Herring               Jacob Safra Professor of International Banking and Professor, Finance            123
(1946) Board Member since        Department, The Wharton School, University of Pennsylvania (since July
1990                             1972); Co-Director, Wharton Financial Institutions Center (since July
                                 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai
                                 Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since
                                 September 2007); formerly: Vice Dean and Director, Wharton
                                 Undergraduate Division (July 1995-June 2000); Director, Lauder Institute
                                 of International Management Studies (July 2000-June 2006)
William McClayton                Private equity investor (since October 2009); previously: Managing               123
(1944) Board Member since        Director, Diamond Management & Technology Consultants, Inc. (global
2004                             consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of
                                 Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP
                                 (accounting) (1966-2001); Trustee, Ravinia Festival
Rebecca W. Rimel (1951)          President and Chief Executive Officer, The Pew Charitable Trusts                 123
Board Member since 1995          (charitable organization) (1994 to present); Trustee, Thomas Jefferson
                                 Foundation (charitable organization) (1994 to present); Trustee,
                                 Executive Committee, Philadelphia Chamber of Commerce (2001 to
                                 2007); Trustee, Pro Publica (2007-present) (charitable organization);
                                 Director, CardioNet, Inc./(2)/ (2009-present) (health care); formerly:
                                 Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                 Education (charitable organization) (2004-2005); Director, Viasys Health
                                 Care/(2)/ (January 2007-June 2007)
William N. Searcy, Jr. (1946)    Private investor since October 2003; Trustee of 20 open-end mutual               123
Board Member since 1993          funds managed by Sun Capital Advisers, Inc. (since October 1998);
                                 formerly: Pension & Savings Trust Officer, Sprint Corporation/(2)/
                                 (telecommunications) (November 1989-September 2003)
Jean Gleason Stromberg           Retired; formerly: Consultant (1997-2001); Director, Financial Markets           123
(1943) Board Member since        US Government Accountability Office (1996-1997); Partner, Fulbright &
1997                             Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and
                                 Flora Hewlett Foundation; former Directorships: Service Source, Inc.,
                                 Mutual Fund Directors Forum (2002-2004), American Bar Retirement
                                 Association (funding vehicle for retirement plans) (1987-1990 and 1994-
                                     1996)
Robert H. Wadsworth (1940)       President, Robert H. Wadsworth & Associates, Inc. (consulting firm)              126
Board Member since 1999          (1983 to present); Director, The Phoenix Boys Choir Association

                                     II-52

INTERESTED BOARD MEMBER AND OFFICER/(5)/

NAME, YEAR OF BIRTH,
POSITION WITH THE TRUST/                                                                                 NUMBER OF
CORPORATION                                                                                              FUNDS IN DWS
AND LENGTH OF TIME               BUSINESS EXPERIENCE AND                                                 FUND COMPLEX
SERVED/(1)(6)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS                                   OVERSEEN

Ingo Gefeke/(3)/ (1967)          Managing Director/(4)/, Deutsche Asset Management; Global Head of            56
Board Member since 2010          Distribution and Product Management, DWS Global Head of Trading and
Executive Vice President since   Securities Lending. Member of the Board of Directors of DWS
2010                             Investment GmbH Frankfurt (since July 2009) and DWS Holding &
                                 Service GmbH Frankfurt (since January 2010); formerly: Global Chief
                                 Administrative Officer Deutsche Asset Management (2004-2009);
                                 Global Chief Operating Officer, Global Transaction Banking, Deutsche
                                 Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking
                                 Division Americas, Deutsche Bank AG, New York (1999-2001); Central
                                 Management, Global Banking Services, Deutsche Bank AG, Frankfurt
                                 (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo,
                                 Japan (1997-1998)

OFFICERS/(5)/

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION           BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(6)/       DIRECTORSHIPS DURING THE PAST 5 YEARS

Michael G. Clark/(7)/ (1965)         Managing Director/(4)/, Deutsche Asset Management (2006-present); President of DWS
President, 2006-present              family of funds; Director, ICI Mutual Insurance Company (since October 2007);
                                     formerly: Director of Fund Board Relations (2004-2006) and Director of Product
                                     Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                                     Operations, Merrill Lynch Asset Management (1999-2000)
John Millette/(8)/ (1962)            Director/(4)/, Deutsche Asset Management
Vice President and Secretary,
1999-present
Paul H. Schubert/(7)/ (1963)         Managing Director/(4)/, Deutsche Asset Management (since July 2004); formerly:
Chief Financial Officer, 2004-       Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
present Treasurer, 2005-             Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
present                              Asset Management (1994-1998)
Caroline Pearson/(8)/ (1962)         Managing Director/(4)/, Deutsche Asset Management; formerly: Assistant Secretary for
Chief Legal Officer, April 2010-     DWS family of funds (1997 -2010)
present
Rita Rubin/(9)/ (1970)               Vice President and Counsel, Deutsche Asset Management (since October 2007);
Assistant Secretary, 2009-           formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
present
Paul Antosca/(8) /(1957)             Director/(4)/, Deutsche Asset Management (since 2006); formerly: Vice President, The
Assistant Treasurer, 2007-           Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
present
Jack Clark /(8)/ (1967)              Director/(4)/, Deutsche Asset Management (since 2007); formerly: Vice President, State
Assistant Treasurer,2007-            Street Corporation (2002-2007)
present
Diane Kenneally/(8)/ (1966)          Director/(4)/, Deutsche Asset Management
Assistant Treasurer,2007-
present
John Caruso/(10)/ (1965)             Managing Director/(4)/, Deutsche Asset Management
Anti-Money Laundering
Compliance Officer, 2010-
present
Robert Kloby/(9)/ (1962)             Managing Director/(4)/, Deutsche Asset Management
Chief Compliance Officer,
2006-present

                                     II-53

/(1)/    The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

/(2)/    A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

/(3)/    The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New
         York 10154. Mr. Gefeke is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr.
         Gefeke receives no compensation from the fund. Mr. Gefeke is a board member of the following trusts and corporations: Cash Account Trust,
         DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High
         Income Series, DWS Money Funds, DWS State Tax-Free Income Series, DWS
         Strategic Government Securities Fund, DWS Strategic Income Fund, DWS
         Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS Variable
         Series II, Investors Cash Trust, Tax-Exempt California Money Market
         Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High Income
         Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS
         Municipal Income Trust, DWS RREEF World Real Estate & Tactical
         Strategies Fund, Inc., DWS Strategic Income Trust, and DWS Strategic
         Municipal Income Trust.

/(4)/    Executive title, not a board directorship.

/(5)/    As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

/(6)/    The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

/(7)/    Address: 100 Plaza One, Jersey City, New Jersey 07311.

/(8)/    Address: One Beacon Street, Boston, Massachusetts 02108.

/(9)/    Address: 280 Park Avenue, New York, New York 10017.

/(10)/   Address: 60 Wall Street, New York, New York 10005.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DWS INVESTMENTS DISTRIBUTORS, INC.

Paul H. Schubert:   Vice President
Caroline Pearson:   Secretary
John Caruso:        AML Compliance Officer

BOARD MEMBER QUALIFICATIONS

The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board
Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the
DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of various US and foreign banks.

Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll - Ms. Dricoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the
Independent Directors Council of the Investment Company Institute and her
experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies.

                                     II-54

Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the
Investment Company Institute.

Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Ingo Gefeke - Mr. Gefeke's experience as a senior executive in various parts of
Deutsche Bank's investment management business and his current service as the chief executive officer of DWS Investments.

Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and her experience as a director and audit committee member of several major non-profit organizations.

Robert H. Wadsworth - Mr. Wadsworth's experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his service as a senior executive officer of several mutual funds.

                                     II-55

PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION

FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS
AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The
Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus.
Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

COMPENSATION OF PORTFOLIO MANAGERS

Portfolio managers are paid on a Total Compensation basis, which includes: (i)
fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay, which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank
AG.

Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as a portfolio manager's seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases.
All variable pay delivered via long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account).
The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining Total Compensation,
Deutsche Asset Management considers a number of quantitative and qualitative factors:

o  Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

o  Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

o  Other factors (e.g. teamwork, adherence to compliance rules, risk management and 'living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

                                     II-56

o  Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.

o  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o  In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o  The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts.
The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's
Board.

                                     II-57

FOR FUNDS ADVISED BY ABERDEEN (AAMI)

COMPENSATION

AAMI's remuneration policy (Policy) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve AAMI's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:

BASIC SALARY. The salaries of all employees are reviewed annually and are determined by reference to external market research. AAMI's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. AAMI participates in compensation surveys which provide salary comparisons for a range of employees across AAMI. AAMI also considers information included in other publicly available research and survey results.
Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

ANNUAL BONUS. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on AAMI's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by AAMI's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of AAMI. In calculating a portfolio manager's bonus, AAMI takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit AAMI. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

DEFERRED BONUS. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to AAMI's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset
Management businesses, including in some cases participation in the Long Term
Incentive Plan. The costs of these arrangements are being borne by both
Deutsche Asset Management and AAMI.

CONFLICTS

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of a fund. AAMI have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in a fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

                                     II-58

o  Certain investments may be appropriate for a fund and also for other clients advised by AAMI, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of AAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
   In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of
   AAMI in the interest of achieving the most favorable net results to a fund and the other clients.

o  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o  In some cases, an apparent conflict may arise where AAMI have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

FOR FUNDS ADVISED BY DREMAN

COMPENSATION

The Funds have been advised that the Dreman has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The plan is made up of a fixed salary component, a variable bonus component, comprehensive benefits, a profit sharing plan and the possibility of ownership in the firm. The variable bonus allows Dreman to compensate its investment professionals based on results, which aligns their interests directly with Dreman's clients' interests.

Base salaries are a factor of job function. The Funds have been advised that
Dreman offers competitive pay by many measures including compensation surveys compiled for the asset management industry and the broader financial services industry.

Variable bonuses, which are based on performance, may include some or all of the following components: cash, stock appreciation rights and outright stock grants. There are many measures of performance. For portfolio managers and analysts, success is defined largely by their ability to generate superior investment results for our clients relative to their benchmarks, peer group and client objectives. For Dreman's client service team, important factors are retention and other measures of general client satisfaction.

In addition to offering employees a comprehensive compensation package with full benefits (medical, dental, vision, disability, vacation, profit sharing),
Dreman informs the Funds that it is committed to maintaining a rewarding work environment that fosters teamwork, innovation and camaraderie. Dreman reports that it offers continuing education and training to its professionals and actively encourage people to avail themselves of those resources. Dreman states that it knows that workplace diversity provides real benefits to its firm and clients and it strives to maintain a professional environment supportive of that diversity.

CONFLICTS

                                     II-59

The sub-advisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the sub-advisor aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. The sub-advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client account and trades done for the fund are generally aggregated with trades done for its other client accounts.

The sub-advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

FOR FUNDS ADVISED BY NORTHERN TRUST (NTI)

COMPENSATION

As of March 31, 2008 the compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust
Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

CONFLICTS

NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be affected. NTI conducts periodic reviews of trades for consistency with these policies.

FOR FUNDS ADVISED BY GLOBAL THEMATIC PARTNERS, LLC (GTP)

COMPENSATION

Portfolio managers will be eligible for total compensation comprised of base salary and variable compensation.

BASE SALARY. Investment professionals are paid a base salary that is determined by their job functions, responsibilities and financial services industry peer comparison through the use of market data surveys.
VARIABLE COMPENSATION. Key professionals also receive a cash bonus which generally comprises a greater proportion of total compensation. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of GTP, and the individua'sl contribution. In evaluating individual contribution,

                                     II-60

management will consider a combination of quantitative and qualitative factors.
Top performing investment professionals will earn a total compensation package that is highly competitive. In addition, key investment personnel are incentivized through a profit sharing equity plan which is based on each individuals contribution to out-performance.

CONFLICTS
GTP's portfolio managers are responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement or a performance based fee. This may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades, among other things. Additionally, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GTP has developed and adopted a Code of Ethics as well as other policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise.

FOR FUNDS ADVISED BY QS INVESTORS, LLC (QS INVESTORS)

COMPENSATION

Portfolio managers will be eligible for total compensation comprised of base salary and variable compensation.

BASE SALARY. Base salary will be linked to job functions, responsibilities and financial services industry peer comparison.

VARIABLE COMPENSATION. Variable compensation for portfolio managers will be linked to the metrics they have responsibility for; checking and implementing research models, minimizing transaction costs and market impact, monitoring client portfolios for appropriate market risk and ensuring that no trading errors occur. The qualitative analysis of a portfolio manager's individual performance will be based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk
Management procedures, the firm's Code of Ethics and "living the values" of the firm will also be factors.

CONFLICTS

QS Investors maintains policies and procedures reasonably designed to minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. These conflicts may be real, potential, or perceived, and are described in detail below.

o  QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio's investment objectives and guidelines, cash availability, and current holdings.
   Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed by QS
   Investors to be the most equitable to each client, generally utilizing a pro rata allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

o  QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long only strategies, QS
   Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

                                     II-61

o  Portfolio managers may be responsible for managing multiple portfolios.
   Portfolio managers are aligned by investment strategy and employ similar investment models across multiple portfolios to support equitable division of time and attention required to manage all portfolios under their management.

o  In certain cases, portfolios may include incentive-based fees, such as performance fees. These portfolios may be managed alongside other portfolios and are managed in the same manner as all other portfolios with like strategies; investment decisions and allocations are not based on the existence of performance or other incentive-based fees. To manage conflicts that may arise from management of portfolios with incentive-based fees, performance in portfolios with like strategies is regularly reviewed by management.

o  Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors has implemented a Code of Ethics which is designed to address the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics address this potential conflict of interest by imposing reporting requirements, blackout periods, supervisory oversight and other measures designed to reduce conflict.

FOR FUNDS ADVISED BY TURNER

COMPENSATION

Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys.
Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is
responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

CONFLICTS

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired Initial Public Offering
(IPO), or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's
Form ADV, Part II for a description of some of its policies and procedures in this regard.

                                     II-62

PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS

FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee for each fund is accrued daily and paid monthly, at the annual percentage rate of daily net assets indicated below:

FUND NAME                                       MANAGEMENT FEE RATE

DWS California Tax-Free Income Fund        First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Strategic High Yield Tax-Free Fund     First $300 million 0.565%
                                           Next $200 million 0.515%
                                           Next $500 million 0.490%
                                           Thereafter 0.470%
DWS Intermediate Tax/AMT Free Fund         0.315%
DWS Managed Municipal Bond Fund            First $250 million 0.365%
                                           Next $750 million 0.345%
                                           Next $1.5 billion 0.325%
                                           Next $2.5 billion 0.315%
                                           Next $2.5 billion 0.295%
                                           Next $2.5 billion 0.275%
                                           Next $2.5 billion 0.255%
                                           Thereafter 0.235%
DWS Massachusetts Tax-Free Fund            First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS New York Tax-Free Income Fund          First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Short-Term Municipal Bond Fund         First $500 million 0.400%
                                           Next $500 million 0.385%
                                           Next $1.0 billion 0.370%
                                           Thereafter 0.355%

                                      II-63

FUND NAME                              MANAGEMENT FEE RATE

Taxable Income Funds
DWS Core Fixed Income Fund         First $1.5 billion 0.400%
                                   Next $1.75 billion 0.385%
                                   Next $1.75 billion 0.370%
                                   Thereafter 0.355%
DWS Core Plus Income Fund          First $250 million 0.465%
                                   Next $750 million 0.435%
                                   Next $1.5 billion 0.415%
                                   Next $2.5 billion 0.395%
                                   Next $2.5 billion 0.365%
                                   Next $2.5 billion 0.345%
                                   Next $2.5 billion 0.325%
                                   Thereafter 0.315%
DWS Floating Rate Plus Fund        First $1 billion 0.650%
                                   Next $1.5 billion 0.635%
                                   Next $2.5 billion 0.610%
                                   Next $2.5 billion 0.585%
                                   Next $2.5 billion 0.560%
                                   Thereafter 0.550%
DWS GNMA Fund                      First $5.0 billion 0.315%
                                   Next $1.0 billion 0.300%
                                   Thereafter 0.285%
DWS High Income Fund               First $250 million 0.480%
                                   Next $750 million 0.450%
                                   Next $1.5 billion 0.430%
                                   Next $2.5 billion 0.410%
                                   Next $2.5 billion 0.380%
                                   Next $2.5 billion 0.360%
                                   Next $2.5 billion 0.340%
                                   Thereafter 0.320%
DWS High Income Plus Fund          First $1.0 billion 0.500%
                                   Next $1.5 billion 0.490%
                                   Next $2.5 billion 0.480%
                                   Next $5.0 billion 0.470%
                                   Thereafter 0.460%
DWS Global Inflation Plus Fund     First $1.5 billion 0.400%
                                   Next $500 million 0.375%
                                   Next $1.0 billion 0.360%
                                   Next $1.0 billion 0.345%
                                   Next $1.0 billion 0.330%
                                   Next $1.0 billion 0.315%
                                   Thereafter 0.300%
DWS Short Duration Fund            First $500 million 0.400%
                                   Next $500 million 0.385%
                                   Next $1.0 billion 0.370%
                                   Thereafter 0.355%

                                      II-64

FUND NAME                                         MANAGEMENT FEE RATE

DWS Short Duration Plus Fund              First $1.5 billion 0.365%
                                          Next $500 million 0.340%
                                          Next $1.0 billion 0.315%
                                          Next $1.0 billion 0.300%
                                          Next $1.0 billion 0.285%
                                          Next $1.0 billion 0.270%
                                          Thereafter 0.255%
DWS Strategic Income Fund                 First $250 million 0.480%
                                          Next $750 million 0.450%
                                          Next $1.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Next $2.5 billion 0.340%
                                          Thereafter 0.320%
DWS Strategic Government Securities       First $250 million 0.350%
Fund                                      Next $750 million 0.330%
                                          Next $1.5 billion 0.310%
                                          Next $2.5 billion 0.300%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.260%
                                          Next $2.5 billion 0.240%
                                          Thereafter 0.220%
Multi-Category/Asset Allocation Funds
DWS Alternative Asset Allocation Plus        0.200%/(1)/
Fund
DWS Balanced Fund                         First $1.5 billion 0.370%
                                          Next $500 million 0.345%
                                          Next $1.5 billion 0.310%
                                          Next $2.0 billion 0.300%
                                          Next $2.0 billion 0.290%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.270%
                                          Thereafter 0.260%
DWS LifeCompass Retirement Fund              0.000%/(1)/
DWS LifeCompass 2015 Fund                    0.000%/(1)/
DWS LifeCompass 2020 Fund                    0.000%/(1)/
DWS LifeCompass 2030 Fund                    0.000%/(1)/
DWS LifeCompass 2040 Fund                    0.000%/(1)/
DWS Lifecycle Long Range Fund             First $250 million 0.600%
                                          Next $750 million 0.575%
                                          Thereafter 0.550%
DWS Select Alternative Allocation             0.00%/(1)/
Fund
DWS Target 2010 Fund                          0.400%
DWS Target 2011 Fund                          0.400%
DWS Target 2012 Fund                          0.400%

                                      II-65

FUND NAME                                   MANAGEMENT FEE RATE

DWS Target 2013 Fund                    0.400%
DWS Target 2014 Fund                    0.400%
Value Funds
DWS Enhanced Commodity Strategy         First $500 million 0.950%
Fund                                    Next $500 million 0.900%
                                        Thereafter 0.850%
DWS Disciplined Market Neutral Fund     First $1.0 billion 1.250%
                                        Next $1.0 billion 1.200%
                                        Next $1.0 billion 1.150%
                                        Thereafter 1.100%
DWS Dreman Mid Cap Value Fund           First $250 million 0.750%
                                        Next $250 million 0.720%
                                        Next $2.0 billion 0.700%
                                        Next $1.5 billion 0.680%
                                        Thereafter 0.660%/(3)/
DWS Dreman Small Cap Value Fund         First $250 million 0.750%
                                        Next $750 million 0.720%
                                        Next $1.5 billion 0.700%
                                        Next $2.5 billion 0.680%
                                        Next $2.5 billion 0.650%
                                        Next $2.5 billion 0.640%
                                        Next $2.5 billion 0.630%
                                        Thereafter 0.620%/(3)/
DWS Growth & Income Fund                First $250 million 0.365%
                                        Next $750 million 0.360%
                                        Next $1.5 billion 0.355%
                                        Next $5.0 billion 0.345%
                                        Next $5.0 billion 0.335%
                                        Next $5.0 billion 0.325%
                                        Thereafter 0.300%
DWS Large Cap Value Fund                First $1.5 billion 0.425%
                                        Next $500 million 0.400%
                                        Next $1 billion 0.375%
                                        Next $1 billion 0.350%
                                        Next $1 billion 0.325%
                                        Thereafter 0.300
DWS RREEF Real Estate Securities        First $100 million 0.565%
Fund                                    Next $100 million 0.465%
                                        Next $100 million 0.415%
                                        Thereafter 0.365%
DWS Small Cap Core Fund                 First $500 million 0.665%
                                        Next $500 million 0.615%
                                        Thereafter 0.565%

                                      II-66

FUND NAME                                   MANAGEMENT FEE RATE

DWS Strategic Value Fund            First $250 million 0.750%
                                    Next $750 million 0.720%
                                    Next $1.5 billion 0.700%
                                    Next $2.5 billion 0.680%
                                    Next $2.5 billion 0.650%
                                    Next $2.5 billion 0.640%
                                    Next $2.5 billion 0.630%
                                    Thereafter 0.620%/(2)/
Index-Related Funds
DWS EAFE Equity Index Fund              0.250%
DWS Equity 500 Index Fund               0.000%/(3)/
DWS Equity 500 Index Portfolio          0.050%
DWS S&P 500 Index Fund                  0.000%/(3)/
DWS U.S. Bond Index Fund                0.150%
Growth Funds
DWS Blue Chip Fund                  First $250 million 0.480%
                                    Next $750 million 0.450%
                                    Next $1.5 billion 0.430%
                                    Next $2.5 billion 0.410%
                                    Next $2.5 billion 0.380%
                                    Next $2.5 billion 0.360%
                                    Next $2.5 billion 0.340%
                                    Thereafter 0.320%
DWS Capital Growth Fund             First $250 million 0.495%
                                    Next $750 million 0.465%
                                    Next $1.5 billion 0.445%
                                    Next $2.5 billion 0.425%
                                    Next $2.5 billion 0.395%
                                    Next $2.5 billion 0.375%
                                    Next $2.5 billion 0.355%
                                    Thereafter 0.335%
DWS Communications Fund             First $100 million 1.000%
                                    Next $100 million 0.900%
                                    Next $100 million 0.850%
                                    Next $200 million 0.800%
                                    Next $500 million 0.730%
                                    Next $500 million 0.680%
                                    Thereafter 0.650%
DWS Gold & Precious Metals Fund     First $500 million 0.835%
                                    Thereafter 0.785%
DWS Health Care Fund                First $500 million 0.765%
                                    Thereafter 0.715%
DWS Large Cap Focus Growth Fund     First $1.5 billion 0.615%
                                    Next $500 million 0.565%
                                    Thereafter 0.515%

                                      II-67

FUND NAME                                  MANAGEMENT FEE RATE

DWS Mid Cap Growth Fund               First $500 million 0.650%
                                      Next $1 billion 0.600%
                                      Next $2.5 billion 0.550%
                                      Next $2.5 billion 0.540%
                                      Next $2.5 billion 0.530%
                                      Next $2.5 billion 0.520%
                                      Thereafter 0.510%
DWS Small Cap Growth Fund             0.650%
DWS Technology Fund                   First $250 million 0.480%
                                      Next $750 million 0.450%
                                      Next $1.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Next $2.5 billion 0.380%
                                      Next $2.5 billion 0.360%
                                      Next $2.5 billion 0.340%
                                      Thereafter 0.320%
Global Income Funds
DWS Emerging Markets Fixed Income     0.590%
Fund
DWS Global Bond Fund                  0.410%
Global Growth Funds
DWS Climate Change Fund               1.000%
DWS Emerging Markets Equity Fund      First $250 million 1.015%
                                      Next $500 million 0.990%
                                      Thereafter 0.965%
DWS Europe Equity Fund                First $250 million 0.665%
                                      Next $750 million 0.635%
                                      Next $1.5 billion 0.615%
                                      Next $2.5 billion 0.595%
                                      Next $2.5 billion 0.565%
                                      Next $2.5 billion 0.555%
                                      Next $2.5 billion 0.545%
                                      Thereafter 0.535%
DWS Global Small Cap Growth Fund      First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Thereafter 0.815%
DWS Global Thematic Fund              First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Next $500 million 0.815%
                                      Next $500 million 0.765%
                                      Thereafter 0.715%
DWS International Fund                First $2.5 billion 0.565%
                                      Next $2.5 billion 0.545%
                                      Next $5 billion 0.525%
                                      Next $5 billion 0.515%
                                      Thereafter 0.465%

                                      II-68

FUND NAME                                         MANAGEMENT FEE RATE

DWS Diversified International Equity      First $1.5 billion 0.700%
Fund                                      Next $1.75 billion 0.685%
                                          Next $1.75 billion 0.670%
                                          Thereafter 0.655%
DWS Dreman International Value Fund       First $500 million 0.800%
                                          Next $500 million 0.780%
                                          Next $1.0 billion 0.760%
                                          Thereafter 0.740%
DWS Latin America Equity Fund             First $400 million 1.165%
                                          Next $400 million 1.065%
                                          Thereafter 0.965%
DWS RREEF Global Real Estate              First $500 million 1.000%
Securities Fund                           Next $500 million 0.985%
                                          Next $1 billion 0.960%
                                          Thereafter 0.945%
DWS RREEF Global Infrastructure               0.900%
Fund
Insurance/Annuity Funds
DWS Bond VIP                              First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Capital Growth VIP                    First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Global Opportunities VIP              First $500 million 0.890%
                                          Next $500 million 0.875%
                                          Next $1.0 billion 0.860%
                                          0.845% thereafter
DWS Growth & Income VIP                   First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Health Care VIP                       First $250 million 0.665%
                                          Next $750 million 0.640%
                                          Next $1.5 billion 0.615%
                                          Next $2.5 billion 0.595%
                                          Next $2.5 billion 0.565%
                                          Next $2.5 billion 0.555%
                                          Next $2.5 billion 0.545%
                                          Thereafter 0.535%
DWS International VIP                     First $500 million 0.790%
                                          Thereafter 0.640%
DWS Equity 500 Index VIP                  First $1 billion 0.200%
                                          Next $1 billion 0.175%
                                          Thereafter 0.150%
DWS Small Cap Index VIP                   0.350%
DWS Alternative Asset Allocation Plus     0.200%/(4)/
VIP

                                      II-69

FUND NAME                                    MANAGEMENT FEE RATE

DWS Balanced VIP                         First $250 million 0.370%
                                         Next $750 million 0.345%
                                         Thereafter 0.310%
DWS Blue Chip VIP                        First $250 million 0.550%
                                         Next $750 million 0.520%
                                         Next $1.5 billion 0.500%
                                         Next $2.5 billion 0.480%
                                         Next $2.5 billion 0.450%
                                         Next $2.5 billion 0.430%
                                         Next $2.5 billion 0.410%
                                         Thereafter 0.390%
DWS Conservative Allocation VIP          First $500 million 0.065%
                                         Next $500 million 0.055%
                                         Next $500 million 0.045%
                                         Next $1.0 billion 0.035%
                                         Thereafter 0.025%/(1)/
DWS Core Fixed Income VIP                First $250 million 0.500%
                                         Next $750 million 0.470%
                                         Next $1.5 billion 0.450%
                                         Next $2.5 billion 0.430%
                                         Next $2.5 billion 0.400%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Thereafter 0.340%
DWS Diversified International Equity     First $1.5 billion 0.650%
VIP                                      Next $1.75 billion 0.635%
                                         Next $1.75 billion 0.620%
                                         Thereafter 0.605%
DWS Dreman Small Mid Cap Value VIP       First $250 million 0.650%
                                         Next $750 million 0.620%
                                         Next $1.5 billion 0.600%
                                         Next $2.5 billion 0.580%
                                         Next $2.5 billion 0.550%
                                         Next $2.5 billion 0.540%
                                         Next $2.5 billion 0.530%
                                         Thereafter 0.520%
DWS Global Thematic VIP                  First $250 million 0.915%
                                         Next $500 million 0.865%
                                         Next $750 million 0.815%
                                         Next $1.5 billion 0.765%
                                         Thereafter 0.715%
DWS Government & Agency Securities       First $250 million 0.450%
VIP                                      Next $750 million 0.430%
                                         Next $1.5 billion 0.410%
                                         Next $2.5 billion 0.400%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Next $2.5 billion 0.340%
                                         Thereafter 0.320%

                                      II-70

FUND NAME                           MANAGEMENT FEE RATE

DWS Growth Allocation VIP       First $500 million 0.065%
                                Next $500 million 0.055%
                                Next $500 million 0.045%
                                Next $1.0 billion 0.035%
                                Thereafter 0.025%/(1)/
DWS High Income VIP             First $250 million 0.500%
                                Next $750 million 0.470%
                                Next $1.5 billion 0.450%
                                Next $2.5 billion 0.430%
                                Next $2.5 billion 0.400%
                                Next $2.5 billion 0.380%
                                Next $2.5 billion 0.360%
                                Thereafter 0.340%
DWS Large Cap Value VIP         First $250 million 0.650%
                                Next $750 million 0.625%
                                Next $1.5 billion 0.600%
                                Next $2.5 billion 0.575%
                                Next $2.5 billion 0.550%
                                Next $2.5 billion 0.525%
                                Next $2.5 billion 0.500%
                                Thereafter 0.475%
DWS Mid Cap Growth VIP          First $250 million 0.665%
                                Next $750 million 0.635%
                                Next $1.5 billion 0.615%
                                Next $2.5 billion 0.595%
                                Next $2.5 billion 0.565%
                                Next $2.5 billion 0.555%
                                Next $2.5 billion 0.545%
                                Thereafter 0.535%
DWS Moderate Allocation VIP     First $500 million 0.065%
                                Next $500 million 0.055%
                                Next $500 million 0.045%
                                Next $1.0 billion 0.035%
                                Thereafter 0.025%/(1)/
DWS Money Market VIP            First $500 million 0.285%
                                Next $500 million 0.270%
                                Next $1.0 billion 0.255%
                                Thereafter 0.240%
DWS Small Cap Growth VIP        First $250 million 0.550%
                                Next $750 million 0.525%
                                Thereafter 0.500%
DWS Strategic Income VIP        First $250 million 0.550%
                                Next $750 million 0.520%
                                Next $1.5 billion 0.500%
                                Next $2.5 billion 0.480%
                                Next $2.5 billion 0.450%
                                Next $2.5 billion 0.430%
                                Next $2.5 billion 0.410%
                                Thereafter 0.390%

                                      II-71

FUND NAME                                      MANAGEMENT FEE RATE

DWS Strategic Value VIP                First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Technology VIP                     First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Turner Mid Cap Growth VIP          First $250 million 0.715%
                                       Next $250 million 0.700%
                                       Next $500 million 0.685%
                                       Thereafter 0.670%
Money Market Funds
Cash Account Trust - Government &      First $500 million 0.120%
Agency Securities Portfolio            Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(5)/
Cash Account Trust - Money Market      First $500 million 0.220%
Portfolio                              Next $500 million 0.200%
                                       Next $1.0 billion 0.175%
                                       Next $2.0 billion 0.160%
                                       Thereafter 0.150%/(2)(5)/
Cash Account Trust - Tax- Exempt       First $500 million 0.120%
Portfolio                              Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(5)/
Cash Management Fund Institutional      0.00%/(6)/
Cash Management Portfolio              First $3 billion 0.150%
                                       Next $4.5 billion 0.1325%
                                       Thereafter 0.120%
Cash Reserve Fund, Inc. - Prime         0.00%/(6)/
Series
Cash Reserves Fund Institutional        0.00%/(6)/
DWS Money Market Series                0.000%/(6)/

                                      II-72

FUND NAME                                   MANAGEMENT FEE RATE

DWS Money Market Prime Series          First $215 million 0.400%
                                       Next $335 million 0.275%
                                       Next $250 million 0.200%
                                       Next $800 million 0.150%
                                       Next $800 million 0.140%
                                       Next $800 million 0.130%
                                       Thereafter 0.120%
Investors Cash Trust - Treasury        0.050%
Portfolio
NY Tax Free Money Fund                 0.120%
Tax-Exempt California Money Market     First $500 million 0.120%
Fund                                   Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%
Tax Free Money Fund Investment         0.150%
Daily Assets Fund Institutional        0.100%

(1)   Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which a fund invests.

(2)   The fund's management fee rate includes administrative services provided by DIMA which are necessary for the Fund's operation as an open-end investment company.

(3)   The fund invests substantially all its assets in DWS Equity 500 Index
      Portfolio (Master Fund). DIMA receives a management fee from the Master
      Fund. In the event that the fund withdraws its investment in the Master
      Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of DWS Equity 500
      Index Fund or DWS S&P 500 Index Fund, respectively.

(4)   The fund currently invests substantially all its assets in other DWS
      Funds. As a result, shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which the fund invests. In the future, the fund may invest some or all of its assets in other securities that are not considered DWS Funds (Other Assets). If the fund's assets were invested in Other Assets, the management fee paid to
      DIMA would equal the sum of (a) 0.200% of the daily assets invested in
      DWS Funds and (b) 1.200% of the daily assets invested in Other Assets.

(5)   The fund's management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market
      Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has agreed to reduce its management fee for Government & Agency Securities
      Portfolio such that after the allocation of the fee to each series of
      Cash Account Trust, the amount payable by Government & Agency Securities
      Portfolio will be limited to 0.05% of its average daily net assets.

(6)   The fund invests substantially all its assets in Cash Management
      Portfolio (the Master Fund). DIMA receives a management fee from the
      Master Fund. In the event that the fund withdraws its investment in the
      Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for DWS Money Market Series the management fee rate would be as follows: (a) first $1.5 billion 0.165%; (b) next $1.75 billion 0.150%; (c) next $1.75 billion 0.135%; and (d) thereafter 0.120%.

UNITARY FEE. For DWS S&P 500 Plus Fund only, for the period between January 1,
2009 and December 31, 2009, the fund paid DIMA a Unitary Fee, calculated each day and payable monthly, equal to an annual rate of 0.50% of the fund's average daily net assets.

                                     II-73

Beginning on January 1, 2010, the Unitary Fee continues to be calculated daily and paid monthly, but equals an annual rate of 0.50% (Base Fee), adjusted as described below, of the fund's average daily net assets for the previous
365-day period (Performance Period). The Base Fee adjusts to as high as 1.00%
or as low as zero, depending on how the fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 fees) for the
Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (Performance Benchmark) over the
Performance Period. If the fund's investment performance equals the Performance
Benchmark, then DIMA earns the Base Fee of 0.50%. If the fund's investment performance falls below the Performance Benchmark, then the Unitary Fee decreases by the difference between them, but not below zero. If the fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%. In effect, the
Unitary Fee after January 1, 2010 equals the amount by which the investment performance of the Class S shares of the fund exceeds the performance of the
S&P 500 Index over a given Performance Period, subject to a cap of 1.00% and a floor of zero. The chart below provides examples of the Unitary Fee that the fund would pay to DIMA assuming various returns on Class S shares:

INVESTMENT PERFORMANCE DURING
PERFORMANCE PERIOD                              UNITARY FEE

Exceeds the S&P 500 Index by 1.00% or more     1.00%
Exceeds the S&P 500 Index by 0.75%             0.75%
Exceeds the S&P 500 Index by 0.50%             0.50%
Exceeds the S&P 500 Index by 0.25%             0.25%
Equals or is less than the S&P 500 Index       0.00%

Therefore, if the fund's Class S investment performance is at or below the S&P
500 Index, the shareholders of the fund will neither pay the Unitary Fee nor bear the fund's day-to-day operating expenses (with the exceptions noted above, such as Rule 12b-1 fees). To the extent Class A, Class B, Class C and Class R shares of the fund have higher expenses than Class S shares, using Class S shares as the measuring class for purposes of calculating the performance adjustment to the Unitary Fee could result in Class A, Class B, Class C and
Class R shares bearing a larger positive performance adjustment and a smaller negative performance adjustment than would be the case if each such class's own performance were considered.

FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Money Market Portfolio, DWS
Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic
Value Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. DWS
Equity 500 Index Portfolio and Cash Management Portfolio each pay DIMA an administrative services, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.

FEES PAYABLE TO DIFA FOR FUND ACCOUNTING SERVICES. Currently, DIFA receives no fee for its services to Money Market Portfolio, a series Cash Account Trust,
DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund; however, subject to Board approval, DIFA may seek payment from a fund for fund accounting services in the future.

DIFA receives an annual fee from DWS Dreman Mid Cap Value Fund for fund accounting services equal to 0.015% of its average daily net assets.

FEE PAYABLE TO DISC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DISC receives an annual service fee for each account of a fund, based on the type of account.
For open retail accounts, the fee is a flat fee ranging from $20.99 to $24.09 per account, for open wholesale money funds the fee is $35.55 per account, while for certain retirement accounts serviced on the recordkeeping system of
ExpertPlan, Inc., the fee is a flat fee up to $3.91 per account (as of February
2009, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to DISC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DISC's system for up to 18 months after closing for tax reporting purposes.

                                     II-74

Certain out-of-pocket expenses incurred by DISC, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

                                     II-75

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION

GENERAL. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described below.

In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other funds underwritten by DIDI (see Financial Intermediary Support Payments under Part
II: Purchase and Redemption of Shares).

Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

RETAIL FUNDS: CLASS A, B, C AND R

CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DIDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:

                 COMPENSATION SCHEDULE #1:                               COMPENSATION SCHEDULE #2:
      RETAIL SALES AND DWS INVESTMENTS FLEX PLAN/(1)/              DWS INVESTMENTS RETIREMENT PLAN/(2)/
                                    AS A PERCENTAGE OF                                    AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD                 NET ASSET VALUE           AMOUNT OF SHARES SOLD      NET ASSET VALUE

$250,000 to $2,999,999        0.75%/(3)/
$250,000 to $49,999,999       0.50%/(4)/                          Over $3 million         0.00%-0.50%
$1 million to $2,999,999      0.75%/(5)/, 0.85%/(6)/                     -                        -
                              1.00%/(7)/
$3 million to $49,999,999     0.50%/(8)/                          Over $3 million         0.00%-0.50%
$50 million and greater       0.25%/(8)/                                 -                        -

/(1)/ For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the "Combined Purchases,"
   "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

/(3)/ Applicable to the following funds: DWS Alternative Asset Allocation Fund,
   DWS Disciplined Market Neutral Fund, DWS Global Thematic Fund, DWS Large
   Cap Value Fund and DWS Select Alternative Asset Allocation Fund.

/(4)/ Applicable to the following funds: DWS California Tax-Free Income Fund,
   DWS Floating Rate Plus Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free
   Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts

                                     II-76

   Tax-Free Income Fund, DWS New York Tax-Free Income Fund, DWS Short Duration
   Plus Fund, DWS Short-Term Municipal Bond Fund, DWS Strategic Government
   Securities Fund, DWS Strategic High Yield Tax-Free Fund and DWS Strategic
   Income Fund.

/(5)/ Applicable to DWS Short Duration Fund.

/(6)/ Applicable to income funds except those noted in footnotes (4) and (5), and DWS U.S. Bond Index Fund.

/(7)/ Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to all income and equity funds except DWS U.S. Bond Index
Fund.

As indicated under "Purchases" under Part II "Purchase and Redemption of
Shares," Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50%
of the amount of Class A shares purchased.

COMPENSATION FOR CLASS B AND CLASS C SHARES. DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by a fund for services as distributor and principal underwriter for Class B shares. DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale,
DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by a fund for services as distributor and principal underwriter for
Class C shares.

COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25%
based on net assets attributable to Class R shares maintained and serviced by the firm.

SERVICE FEES FOR CLASS A, B, C AND R SHARES: With respect to Class A and Class
R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm (see Retail Funds: Class A, B, C and R under Part II: Distribution and Service Agreements and Plans).

RETAIL FUNDS: INSTITUTIONAL AND CLASS S SHARES

COMPENSATION FOR INSTITUTIONAL AND CLASS S SHARES. There are no sales charges for Institutional and Class S shares of the fund.

MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES)

                                     II-77

DWS MONEY MARKET FUND: For DWS Money Market Fund, a series of DWS Money Market
Prime Series, DIDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Retirement
Plans under an alliance with DIDI and its affiliates.

SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the Money
Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

PREMIER SHARES-TAX-EXEMPT CALIFORNIA MONEY MARKET FUND: For the Premier Shares
class of the Tax-Exempt California Money Market Fund, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier
Shares held in accounts that they maintain and service.

TAX-EXEMPT NEW YORK MONEY MARKET FUND: For Tax-Exempt New York Money Market
Fund shares, a class of NY Tax Free Money Fund, a series of DWS Advisor Funds,
DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.

PREMIUM RESERVE MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Premium Reserve
Money Market Shares class of the Money Market Portfolio of Cash Account Trust,
DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium
Reserve Money Market Shares held in accounts that they maintain and service.

PREMIER MONEY MARKET SHARES-CASH ACCOUNT TRUST AND INVESTORS CASH TRUST: For
the Premier Money Market Shares classes of the Money Market Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of
Investors Cash Trust, DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of
Premier Money Market Shares held in accounts that they maintain and service.

DAVIDSON CASH EQUIVALENT SHARES-CASH ACCOUNT TRUST: For the Davidson Cash
Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the
Money Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of those accounts in the Davidson Cash
Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus
Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency
Securities Portfolio.

CAPITAL ASSETS FUNDS-CASH ACCOUNT TRUST: For the Capital Assets Funds Shares
and the Capital Assets Funds Preferred Shares classes of the Money Market
Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt
Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for
distribution services, payable monthly, at a maximum annual rate of up to 0.33%
of average daily net assets of those accounts in the Capital Assets Funds
Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of those accounts in the Capital Assets Funds
Shares

                                     II-78

that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.

MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the
Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash
Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

INSTITUTIONAL SHARES-INVESTORS CASH TRUST: For the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.

TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS-INVESTORS
CASH TRUST: For the Tax-Free Investment Class of the Tax-Exempt Portfolio of
Cash Account Trust and the Investment Class of the Treasury Portfolio of
Investors Cash Trust (collectively, "Investment Class"), DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment
Class held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment
Class held in accounts that they maintain and service.

CASH RESERVE PRIME SHARES-PRIME SERIES: For the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime
Shares held in accounts that they maintain and service.

MANAGED SHARES-PRIME SERIES. For the Managed Shares class of the Prime Series of Cash Reserves Fund, Inc., DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

SHAREHOLDER SERVICES PLAN FOR CASH MANAGEMENT FUND - INSTITUTIONAL, CASH
RESERVES FUND - INSTITUTIONAL, NY TAX FREE MONEY FUND INVESTMENT CLASS AND
TAX-FREE MONEY FUND INVESTMENT PREMIER SHARES: Cash Management Fund -
Institutional and Cash Reserves Fund - Institutional, each a series of DWS
Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free
Money Fund Investment Premier Shares, each a series and class of DWS Adviser
Funds, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.

DWS VARIABLE SERIES I, DWS VARIABLE SERIES II AND DWS INVESTMENTS VIT FUNDS:

For each fund of DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds that has authorized the issuance of Class B shares
(including Class B-2 shares of DWS Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DIDI to participating insurance companies as an expense of the Class B shares or Class
B-2 shares in an amount of up to 0.25% of the average daily net assets of Class
B shares or Class B-2 shares held by the insurance company.

                                     II-79

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE
SHARING ARRANGEMENTS

CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS

AIG Advisors Group
American Portfolios Financial Services, Inc.
Ameriprise
Capital Analyst, Incorporated
Cetera Financial Group
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Smith Barney (formerly Citigroup Global Markets, Inc.)
Morgan Stanley Smith Barney (formerly Morgan Stanley & Co.)
Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Wealth Management
Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC

CHANNEL: CASH PRODUCT PLATFORM

Allegheny Investments LTD
Bank of America
Bank of New York Mellon
Barclays Capital Inc.
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mesirow Financial, Inc.
Penson Financial Services

                                     II-80

Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
Union Bank, NA
US Bancorp
William Blair & Company

CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company

                                     II-81

United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

                                     II-82

PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE

CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

INTERNATIONAL/GLOBAL FUNDS: Climate Change, Emerging Markets Equity, Europe
Equity, Global Small Cap Growth, Latin America Equity, International,
Diversified International Equity, Dreman International Value, RREEF Global
Infrastructure, RREEF Global Real Estate; GROWTH FUNDS: Blue Chip, Capital
Growth, Communications, Gold & Precious Metals, Health Care, Large Cap Focus
Growth, Mid Cap Growth, Small Cap Growth, Technology; VALUE FUNDS: Enhanced
Commodity Strategy, Strategic Value, Dreman Mid Cap Value, Dreman Small Cap
Value, Growth & Income, RREEF Real Estate Securities, Small Cap Core, Small Cap
Value; MULTICATEGORY/ASSET ALLOCATION FUNDS: Balanced, LifeCompass Retirement,
LifeCompass 2015, LifeCompass 2020, LifeCompass 2030, LifeCompass 2040,
Lifecycle Long Range; INDEX-RELATED FUNDS: S&P 500 Plus:

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****

INTERNATIONAL/GLOBAL FUNDS: Global Thematic; VALUE FUNDS: Disciplined Market
Neutral and Large Cap Value; MULTICATEGORY/
ASSET ALLOCATION FUNDS: Alternative Asset Allocation Plus and Select
Alternative Asset Allocation:

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****

INTERNATIONAL/GLOBAL FUNDS: Emerging Markets Fixed Income Fund, Global Bond;
INCOME FUNDS: Core Fixed Income, High Income, High Income Plus, Core Plus
Income; INDEX RELATED FUNDS: S&P 500 Index:

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

                                     II-83

INCOME FUNDS: Global Inflation Plus, Short Duration and U.S. Bond Index

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****

TAX-FREE INCOME FUNDS: California Tax-Free Income, New York Tax-Free Income,
Massachusetts Tax-Free Income, Strategic High Yield Tax-Free, Managed Municipal
Bond and Intermediate Tax/AMT Free. INCOME FUNDS: Floating Rate Plus, GNMA,
Short Duration Plus, Strategic Income and Strategic Government Securities.

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00***

MULTICATEGORY ASSET ALLOCATION FUNDS: Target 2010, Target 2011, Target 2012,
Target 2013, Target 2014. These funds do not have a share class but are similar in structure to Class A shares.

                                                                     SALES CHARGE
                                        AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE       NET ASSET VALUE      PERCENTAGE OF OFFERING PRICE

$100,000 but less than $250,000               4.00%                  4.17%                      3.60%
$250,000 but less than $500,000               3.00%                  3.09%                      2.70%
$500,000 but less than $1 million             2.00%                  2.04%                      1.80%
$1 million and over                           0.00                   0.00                       0.00

TAX FREE INCOME FUNDS: Short-Term Municipal Bond

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****

*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
***   Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DIDI.

                                     II-84

PART II: APPENDIX II-G - INVESTMENT PRACTICES AND TECHNIQUES

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index.
Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on
US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity
Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home
Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.

Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th
District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal
Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.

If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security.
Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.

ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience

                                     II-85

of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk.
Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.

Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time.
As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets.
Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/).
CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

                                     II-86

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the
Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal.
Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.

ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will
(to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market)
obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

A fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and
Exchange Commission (SEC) thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.

Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

                                     II-87

AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since
February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities.
Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.

BANK LOANS. Bank loans are typically senior debt obligations of borrowers
(issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower.
This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.

Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the bank loan in an order of maturity described in the loan documents.

When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

                                     II-88

Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable;
inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan.
Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.

The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not
FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund generally holds bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators

                                     II-89

require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.

Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisition. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans
(Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.

When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.

In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a
Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a
Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the
Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or
Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.

                                     II-90

Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and
Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.

BANK AND SAVINGS AND LOAN OBLIGATIONS. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. a fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks, in certain instances. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance
Fund or the Savings Association Insurance Fund administered by the Federal
Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits, which are subject to withdrawal penalties, maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

For purposes of a fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. A fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand
Cayman Island, Nassau, Japan and Canada.

Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

                                     II-91

BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.

BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury,
Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act but are excluded from the definition of "investment company"
under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such cash management vehicles may exceed the limits of Section 12(d)(1)(A) of the 1940
Act.

COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement"
exemption from registration afforded by Section 4(2) of the 1933 Act (Section
4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

                                     II-92

CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price)
established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).

CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

                                     II-93

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued
creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of
"reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.

CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
Receipts that are interests in the principal component are usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. In the case of Treasury Investment Growth Receipts
(TIGRs) and Certificates of Accrual on Treasury Securities (CATS), the IRS has
reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. TIGRs and CATS are not considered US Government securities by the staff of the SEC.
Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. The Advisor is not aware of any binding legislative, judicial or administrative authority on this issue.

Custodial receipts include Treasury Receipts (TRs), TIGRs and CATS. TIGRs and
CATS are interests in private proprietary accounts while TRs and STRIPS (see US
Government Securities) are interests in accounts sponsored by the US Treasury.
Receipts are sold as zero coupon securities; for more information (see Zero
Coupon Securities).

DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American
Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global
Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United
States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts
that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

                                     II-94

Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain
Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

DERIVATIVES. A fund may use instruments referred to as derivatives
(derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.

A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC)
put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.

OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.

A fund may use derivatives (subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940
Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.

A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to
Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.

General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying

                                     II-95

instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or "writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.

A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is
(i) equal to or less than the exercise price of the call written, or (ii)
greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options
Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

There are several risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price, but as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. In writing put options, there is a risk that a fund may be required to buy the underlying security

                                     II-96

or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.

A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.

General Characteristics of Futures Contracts and Options on Futures Contracts.
A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery.
Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.

When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15%
of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers

                                     II-97

may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin," which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin)
for the resulting futures position just as it would for any position.

Pursuant to a claim filed with the Commodity Futures Trading Commission (CFTC)
on behalf of a fund, neither the registrant nor a fund is deemed to be a
"commodity pool operator" under the Commodity Exchange Act. Therefore, a fund is not subject to registration and regulation under the Commodity Exchange Act.
The Advisor is not deemed to be a "commodity pool operator" with respect to its services as Advisor.

There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin.
The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.

In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

Currency Transactions. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used

                                     II-98

in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.
Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.

Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                                     II-99

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income through the term of the contract
(typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, a fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.

"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.

Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.

A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

                                     II-100

A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. A participation note, which is a form of structured note, is designed to give exposure to local shares in foreign markets. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment.
Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked"
or "index-linked" notes. These instruments are sometimes referred to as
"structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.

The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities.
Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

                                     II-101

Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.
Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.
Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this

                                     II-102

technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.

EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1)
interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5)
extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund

                                     II-103

may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis.
Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

                                     II-104

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.

Certain of the foregoing risks may also apply to some extent to securities of
US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for
Reconstruction and Development (the World Bank), The Asian Development Bank and
the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.

GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in

                                     II-105

transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.

In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources
(qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including the failure to qualify as a regulated investment company under
Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.

HEDGE FUNDS. A fund may seek exposure to alternative asset classes or strategies through investment in hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities
Exchange Act of 1934, as amended, and their advisors may not be subject to the
Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered mutual fund. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.

HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated
Ba and below by Moody's or BB and below by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as "speculative" by ratings agencies.
Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See the Appendix to this
SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations

                                     II-106

generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings.
Such legislation may significantly depress the prices of outstanding securities of this type.

IGAP OVERLAY STRATEGY. In addition to a fund's main investment strategy, the
Advisor seeks to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy, which the Advisor calls
iGAP (integrated Global Alpha Platform), is a total return strategy designed to add value by benefiting from mispricings within global bond (and in some cases, equity) and currency markets. The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset
Management. Since a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global bonds (and in some cases, equities) and currencies (and in some cases, commodities) designed to generate excess returns that have little correlation to major markets. The bond and currency positions are then implemented by the iGAP portfolio managers using futures and forward contracts.
The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.

The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to a fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities
(including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered

                                     II-107

offering may be deemed to be an "underwriter" for purposes of Section 11 of the
1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes.
Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's
Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.

IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.

INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

                                     II-108

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and
Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial
Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.

INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.

Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation.
Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price
Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be
$1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained

                                     II-109

deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the
CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.

The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.

INTERFUND BORROWING AND LENDING PROGRAM. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers).
Interfund loans and borrowings have a maximum duration

                                     II-110

of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.

INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares. A fund's investments in inverse floaters will not be considered borrowing within the meaning of the 1940 Act or for purposes of a fund's investment restrictions on borrowing.

INVESTMENT COMPANY SECURITIES. A fund may acquire securities of other investment companies to the extent that such investments are consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investment companies hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments that are traded on an exchange will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs (Reg. TM): SPDRs, an acronym for "Standard & Poor's Depositary Receipts,"
---------------
are based on the S&P 500 Composite Stock Price Index. They are issued by the
SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs (Reg. TM): MidCap SPDRs are based on the S&P MidCap 400 Index.
----------------------
They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs (Reg. TM): Select Sector SPDRs are based on a particular
-----------------------------
sector or group of industries that are represented by a specified Select Sector
Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

                                     II-111

DIAMONDS/SM/: DIAMONDS are based on the Dow Jones Industrial Average/SM/. They
--------
are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial
Average and seeks to closely track the price performance and dividend yield of the Dow.

INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.

LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan.
Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).

A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

MAINTENANCE OF $1.00 NET ASSET VALUE, CREDIT QUALITY AND PORTFOLIO MATURITY
(FOR MONEY MARKET FUNDS ONLY). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule
2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality and maturity of portfolio instruments held by a fund as described in the prospectus, those

                                     II-112

policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. There is no assurance that a fund's net asset value per share will be maintained at $1.00.

MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future.
Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages.
A fund may invest in mortgage-backed securities issued or guaranteed by (i) US
Government agencies or instrumentalities such as the Government National
Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National
Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home
Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.

GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in
2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could

                                     II-113

purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US
Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of
2008 (Reform Act). In addition to placing the companies in conservatorship, the
US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that
FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets.
The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the
US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the US Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the
US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated
that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or
FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated
that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide
(or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The
Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the

                                     II-114

underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value.
Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.
The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through"
of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.

Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter
Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

                                     II-115

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by
Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or
Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended
(VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1)
fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9)
mortgage backed serial notes.

Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs)
and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie
Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

                                     II-116

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC
Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain
PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC
Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.
Generally, interest is paid or accrues on all classes of CMOs or REMIC
Certificates on a monthly basis.

The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures
(known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC
Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z
Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC
Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC
Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC
Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC
Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

                                     II-117

Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION
INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular
Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.
The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the
Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.)
In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.

Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to

                                     II-118

sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.

Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.

MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are
"notes" and "bonds."

Municipal notes are generally used to provide for short-term capital needs.
Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes,
Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes
are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation
Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond
Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal
Housing Administration under Fannie Mae (Federal National Mortgage Association)
or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.
The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including:
electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations.
Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

                                     II-119

Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.

In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.

Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some

                                     II-120

insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely impact the performance of a fund. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited
to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. a fund may invest in US dollar-denominated obligations of foreign banks or foreign branches of US banks, which include banks located in the United
Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls, or the adoption of other foreign

                                     II-121

governmental restrictions that might affect adversely the payment of principal and interest on bank obligations, and potentially limited liquidity. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks and may have limited information availability.

PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Division of the
McGraw-Hill Companies (S&P) and Moody's Investors Service, Inc. (Moody's)
although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state

                                     II-122

enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to
"put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.

REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of a fund's investment in
REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for

                                     II-123

tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs.
In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself.
Obligations will be held by the custodian or in the Federal Reserve Book Entry
System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the
Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value
(including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.

SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.

SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

                                     II-124

The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

SHORT SALES. When a fund takes a long position, it purchases a stock outright.
When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price.
If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds)
as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.

The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.

                                     II-125

Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short.
Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.

SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.

Examples of short-term securities include:

o  Securities issued or guaranteed by the US government and its agencies and instrumentalities;

o  Commercial paper;

o  Certificates of deposit and euro dollar certificates of deposit;

o  Bankers' acceptances;

o  Short-term notes, bonds, debentures or other debt instruments; and

o  Repurchase agreements.

SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.

SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves,

                                     II-126

the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the
Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a fund is requested to vote on matters pertaining to the Portfolio, a fund will hold a meeting of shareholders of a fund and will cast all of its votes in the same proportion as the votes of a fund's shareholders.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do
so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price.
Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

                                     II-127

Stand-by commitments acquired by a fund may have the following features: (1)
they will be in writing and will be physically held by a fund's custodian; (2)
a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost
(excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary
(Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Internal
Revenue Code and recent IRS revenue rulings (see Taxes in Appendix II-J of this
SAI). A fund's Subsidiaries are companies organized under the laws of the
Cayman Islands, and are overseen by their own board of directors.

Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The
Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements (described elsewhere in this SAI) with respect its investments in commodity-linked derivatives.

To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectuses and this SAI. While the
Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a
Subsidiary to operate as intended, and could negatively affect a fund and its shareholders.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government

                                     II-128

or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25% of the value of its assets in a Subsidiary.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts)
evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any
Receipt is illiquid, it is subject to a fund's limit on illiquid securities.

TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation.
Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.

TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. Similar to When-Issued or
Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any securities that meets the specified terms. For example, in a TBA mortgage-backed transaction, a fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. T

BA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to

                                     II-129

such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.
Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear.
However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special
Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the
Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust
Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United
States (such as Maritime Administration Title XI Ship Financing Bonds and
Agency for International Development Housing Guarantee Program Bonds) and
others are backed only by the rights of the issuer to borrow from the US
Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage
Association Bonds), while still others, such as the securities of the Federal
Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the
US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.

Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

                                     II-130

The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in
US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates.
Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium.
Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.

Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

                                     II-131

Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.
Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party.
These notes are not typically rated by credit rating agencies.

WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers.
Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United
States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed

                                     II-132

income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's Investors Service (Moody's), the Standard &
Poor's (S&P) Division of The McGraw-Hill Companies and Fitch Ratings, Inc.
(Fitch) represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by certain recognized rating organizations.

ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate other portfolio securities to satisfy a fund's distribution obligations
(including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

                                     II-133

PART II: APPENDIX II-H - TAXES

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules.
Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the DWS Equity 500 Index Portfolio or the Cash
Management Portfolio (each, a Master Portfolio), which are partnerships for US income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master
Portfolio. The amount and character of a Feeder Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master
Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio.
See "Investments in the Master Portfolios" for more information.

TAXATION OF A FUND AND ITS INVESTMENTS

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:

(a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income
(including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in
"qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities
(other than those of the US Government or other regulated investment companies)
of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income

                                     II-134

derived from an interest in a "qualified publicly traded partnership"
(generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, "qualified publicly traded partnerships" in which a fund will invest will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).

For purposes of the diversification test in paragraph (b) above, the term
"outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest could be qualified publicly traded partnerships and, therefore, the extent to which a fund may invest in such partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.

Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.

In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If for any taxable year a fund were to fail to qualify for the special federal income tax treatment accorded regulated investment companies, all of its taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in
November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For this purpose, a fund will be treated as having distributed any ordinary income or capital gain net income on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax liability, a fund may retain (and be subject to income or excise tax
on) a portion of its capital gain or other income if it appears to be in the interest of such fund.

SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales,
"straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a

                                     II-135

capital loss, (iv) cause a fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.

Certain debt obligations. A fund's investment in debt obligations that are issued with original issue discount (OID) or acquired with market discount or acquisition discount will be subject to special federal income tax rules. If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net capital gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.

Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to US federal income or excise tax.

Derivatives. A fund's transactions in foreign currencies, derivative instruments (e.g. forward contracts, swap agreements, options and futures contracts (including options and futures contracts on foreign currencies)), as well other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also
(i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes. A fund may be required to liquidate other investments
(including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company.

In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a fund may trigger the US federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in

                                     II-136

the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70% dividends-received deduction, as the case may be.

A fund's investment in so called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year.
Provided such positions were held as capital assets and were neither part of a
"hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale,
"substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.

REITs. A fund's investments in equity securities of real estate investment trusts (REITs) may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the

                                     II-137

requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a REIT (or other pass-through entity) that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (REMIC) or an equity interest in a taxable mortgage pool (TMP) (referred to in the Code as an
"excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see Taxation of
US Shareholders - Dividends and distributions - Additional considerations for a summary of certain federal income tax consequences to shareholders of distributions designated as excess inclusion income).

Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a
"standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay
"tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.

Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.

                                     II-138

If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified after the close of a fund's taxable year whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will designate the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income.

A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income" which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as
US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund but will not be required to include such taxes in their gross incomes.

A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years.

Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

                                     II-139

Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Investments in the Master Portfolios. Special tax considerations apply to a
Feeder Fund investing in a Master Portfolio. As noted above, each Master
Portfolio is treated as a partnership for US federal income tax purposes. For
US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master
Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under
Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund, as a partner, receiving more or less items of income, gain, deduction, or loss
(and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year. A

Master Portfolio is are not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to investors each year. Accordingly, the income recognized by a
Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a
particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.

A Feeder Fund's receipt of a non-liquidating cash distribution from a Master
Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in shares of the Master Portfolio before the distribution. A Feeder Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in shares of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the
Feeder Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master
Portfolio interests. However, certain exceptions to this general rule may apply.

TAXATION OF US SHAREHOLDERS

                                     II-140

DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the
Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.

Dividends and other distributions by a fund are generally treated under the
Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October,
November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund during January of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.

If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause
(ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.

For federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly designated by a fund as capital gain dividends
(Capital Gain Dividends) will be taxable as long-term capital gains.
Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals and other noncorporate investors have been temporarily reduced to
15% - with a 0% rate applying to taxpayers in the 10% and 15% rate brackets -
for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. However, a portion of the proceeds from the disposition of certain real property assets held by a fund for more than one year may produce "unrecaptured section 1250 gain." Any unrecaptured section 1250 gain received by a fund will be taxable to shareholders at a 25% rate. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.

Qualified dividend income. For taxable years beginning before January 1, 2011, dividends designated by a fund as derived from "qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the federal income tax rates generally applicable to long-term capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset by capital losses. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011.

                                     II-141

If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions designated by a fund as Capital Gain Dividends)
to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95%
of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and designated as such by the fund will be eligible to be treated as qualified dividend income.

For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income
(at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States
(with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Dividends-received deduction. If dividends from domestic corporations comprise a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends -received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of dividends which so qualify.

                                     II-142

Capital gains. In determining its Capital Gain Dividend (as defined above), a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a regulated investment company is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. A fund may carry net capital losses forward for eight years and use them to offset capital gains realized during this period; any net capital losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such net capital losses arose will expire unused. All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term capital gains before offsetting any long-term capital gains. A fund's ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of a fund by a shareholder owning or treated as owning 5% or more of the stock of such fund. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.

Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.

Distributions to shareholders designated as excess inclusion income (see
Special tax provisions that apply to certain investments - REITs) (i) may constitute "unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income,
(ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the
Code, are fund shareholders.

All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.

After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.

Exempt-interest dividends. Any dividends paid by a fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under

                                     II-143

Code section 103(a). Distributions that a fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders'
gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including
Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise, non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal "excess net passive income" tax.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.

TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.
Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for US federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such shares. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales

                                     II-144

charge will be added to the tax basis of the newly acquired shares.
Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.

TAX-EXEMPT SHAREHOLDERS. Under current law, a fund generally serves to "block"
(that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes
"excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the
Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a
CRT will not recognize UBTI as a result of investing in a fund that recognizes
"excess inclusion income." Rather, if at any time during any taxable year a CRT
(or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the
December 2006 legislation is unclear. To the extent permitted under the 1940
Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS. A fund may be required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31%
for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

                                     II-145

A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain
Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly designated as Capital Gain
Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.

Effective for taxable years of a fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011, if pending legislation discussed below is enacted), however, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly designated by a fund (interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United
States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and
(B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs) as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends. Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before
January 1, 2011. As of the date of this Statement of Additional Information, it is unclear whether such legistlation will be enacted and, if enacted, what the terms of the extension will be.

A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States, (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth

                                     II-146

below. If a non-US shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-US shareholder in the United
States.

In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold tax even if a fund designates a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, except as noted in this subsection, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

Special rules apply to distributions to certain foreign persons from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC. Very generally, a USRPHC is a corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest
(other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), distributions by a fund that are attributable to (a) gains realized on the disposition of USRPIs by a fund and
(b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enaction of pending legislation described below, on or after January 10, 2010, this "look-through" treatment for distributions by a fund to foreign persons applies only to such distributions that, in turn, are attributable to distributions received by a fund from a lower-tier REIT and are required to be treated as USRPI gain in a fund's hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons
(i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income
(regardless of any designation by a fund that such distribution is qualified short-term capital gain (in the event that certain pending legislation is enacted, as described above (or net capital gain) and a fund must withhold 30%
(or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons. Pending legislation proposes to extend the "look-through"
provisions applicable before January 1, 2010 described above for one additional year, i.e., for the distributions made on or after January 1, 2010 but before
January 1, 2011. However, as of the date of this

                                     II-147

Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.
Foreign persons are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.

In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding was generally required with respect to amounts paid in redemption of shares of a fund if a fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled qualified investment entities. Pending legislation proposes to extend the exemption from withholding for one additional year,
i.e., for redemptions made on or after January 1, 2010 but before January 1,
2011. However, as of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Unless and until the legislation is enacted, beginning on January 1, 2010, such withholding is required, without regard to whether a fund or any regulated investment company in which it invests is domestically controlled.

Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and
Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.

Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the
"55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

                                     II-148

The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts and separate accounts of life insurance companies funding variable contracts. In determining whether tax-exempt pension trusts or separate accounts of life insurance companies are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.

The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South
American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

If an insurance company holding a significant interest (including through separate accounts) in a fund redeems only a small portion of such interest, the insurance company could be treated for federal income tax purposes as receiving a dividend in the full amount of the redemption proceeds delivered to the shareholder in exchange for the shares.

In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX
CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE
SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE
PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                                     II-149

PART II: APPENDIX II-I - PROXY VOTING GUIDELINES

I.   INTRODUCTION

Deutsche Asset Management ("AM") has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies,
Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non
US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These
guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.  AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients./1/ As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services
("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.
Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct
AM to have ISS vote their proxies in accordance with Taft Hartley voting
Guidelines.
---------

/1/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify
AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III. POLICIES

1.   PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF
CLIENTS

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.   THE GLOBAL PROXY VOTING SUB-COMMITTEE

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

                                     II-150

(i)        adopting, monitoring and updating guidelines, attached as Exhibit A
           (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)       voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C)
           where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii)      monitoring the Proxy Vendor Oversight's proxy voting activities (see
           below).AM's Proxy Vendor Oversight, a function of AM's Operations
           Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3.   AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING
RECORD

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The
Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see
"Recordkeeping" below), if so required by relevant law.

IV.  PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.   THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.
Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask
GPVSC members whether anyone outside of the AM organization (but within
Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below)
and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.
Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

                                     II-151

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds
(each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the
Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii)
that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight./2/
---------

/2/ The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor
   Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the
   GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.   CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o  Neither the Guidelines nor specific client instructions cover an issue;

o  ISS does not make a recommendation on the issue;

o  The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management
   Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s)
associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

                                     II-152

4.   CONFLICT OF INTEREST PROCEDURES

A.   PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,/3/ the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/
---------

/3/ As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ The Proxy Vendor Oversight, who serves as the non-voting secretary of the
   GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of
   Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the
Proxy Vendor Oversight are structured to be independent from other parts of
Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy
Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and
Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of
Deutsche Bank outside of the Private Client and Asset Management division
("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of
Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the
Conflicts of Interest Management Sub-Committee. The Conflicts of Interest
Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management
Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the
Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest
Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

                                     II-153

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the
Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy
Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a
GPVSC member or any other person participating or providing information to the
GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of
Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management
Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee,
have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the
GPVSC or any member thereof knows, or if the Conflicts of Interest Management
Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining
GPVSC members will determine how to vote the proxy in accordance with these
Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

                                     II-154

B.   INVESTMENT COMPANIES AND AFFILIATED PUBLIC COMPANIES

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
AM to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo"
voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company
Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o  Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of
   CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche
   Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of
Professional Conduct, the Deutsche Asset Management Information Sharing
Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley
Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The
GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.   RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o  AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

                                     II-155

o  The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

     -  The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

   -  Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     -  Analyst worksheets created for stock option plan and share increase analyses.

     -  Proxy Edge print-screen of actual vote election.

o  AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o  The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o  With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -  The name of the issuer of the portfolio security;

   -  The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

   -  The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     -  The shareholder meeting date;

     -  A brief identification of the matter voted on;

     -  Whether the matter was proposed by the issuer or by a security holder;

     -  Whether the company cast its vote on the matter;

   -  How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     -  Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM
Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.  THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The
GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                                     II-156

                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES

                           DEUTSCHE ASSET MANAGEMENT

                         GLOBAL PROXY VOTING GUIDELINES

                            AS AMENDED OCTOBER 2008

                               [GRAPHIC OMITTED]

                                     II-157

I          BOARD OF DIRECTORS AND EXECUTIVES
      A    Election Of Directors
      B    Classified Boards Of Directors
      C    Board And Committee Independence
      D    Liability And Indemnification Of Directors
      E    Qualifications Of Directors
      F    Removal Of Directors And Filling Of Vacancies
      G    Proposals To Fix The Size Of The Board
      H    Proposals to Restrict Chief Executive Officer's
           Service on Multiple Boards
      I    Proposals to Restrict Supervisory Board
           Members Service on Multiple Boards
      J    Proposals to Establish Audit Committees
II         CAPITAL STRUCTURE
      A    Authorization Of Additional Shares
      B    Authorization Of "Blank Check" Preferred Stock
      C    Stock Splits/Reverse Stock Splits
      D    Dual Class/Supervoting Stock
      E    Large Block Issuance
      F    Recapitalization Into A Single Class Of Stock
      G    Share Repurchases
      H    Reductions In Par Value
III        CORPORATE GOVERNANCE ISSUES
      A    Confidential Voting
      B    Cumulative Voting
      C    Supermajority Voting Requirements
      D    Shareholder Right To Vote
IV         COMPENSATION
      A    Establishment of a Remuneration Committee
      B    Executive And Director Stock Option Plans
      C    Employee Stock Option/Purchase Plans
      D    Golden Parachutes
      E    Proposals To Limit Benefits Or Executive
           Compensation
      F    Option Expensing
      G    Management board election and motion
      H    Remuneration (variable pay)
      I    Long-term incentive plans
      J    Shareholder Proposals Concerning "Pay For
           Superior Performance"
      K    Executive Compensation Advisory
V          ANTI-TAKEOVER RELATED ISSUES
      A    Shareholder Rights Plans ("Poison Pills")
      B    Reincorporation
      C    Fair-Price Proposals
      D    Exemption From State Takeover Laws
      E    Non-Financial Effects Of Takeover Bids
VI         MERGERS & ACQUISITIONS

                                      II-158

VII         SOCIAL & POLITICAL ISSUES
       A    Labor & Human Rights
       B    Diversity & Equality
       C    Health & Safety
       D    Government/Military
       E    Tobacco
VIII        ENVIRONMENTAL ISSUES
IX          MISCELLANEOUS ITEMS
       A    Ratification Of Auditors
       B    Limitation Of Non-Audit Services Provided By
            Independent Auditor
       C    Audit Firm Rotation
       D    Transaction Of Other Business
       E    Motions To Adjourn The Meeting
       F    Bundled Proposals
       G    Change Of Company Name
       H    Proposals Related To The Annual Meeting
       I    Reimbursement Of Expenses Incurred From
            Candidate Nomination
       J    Investment Company Proxies
       K    International Proxy Voting

                                     II-159

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.   BOARD OF DIRECTORS AND EXECUTIVES

A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of directors.
Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the
Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting
Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66
   2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4. "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the
Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

                                     II-160

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.   QUALIFICATIONS OF DIRECTORS

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

                                     II-161

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.   PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS
(FOR FFT SECURITIES)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders'
     interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES (FOR FFT AND U.S. SECURITIES)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.  CAPITAL STRUCTURE

A.   AUTHORIZATION OF ADDITIONAL SHARES (FOR U.S. SECURITIES)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK (FOR U.S. SECURITIES)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

                                     II-162

C.   STOCK SPLITS/REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast
"for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders.
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.   LARGE BLOCK ISSUANCE (FOR U.S. SECURITIES)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy
Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.   SHARE REPURCHASES

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. CORPORATE GOVERNANCE ISSUES

A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

                                     II-163

Rationale: Confidential voting protects the privacy rights of all shareholders.
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.   CUMULATIVE VOTING (FOR U.S. SECURITIES)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for"
proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than
10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation;
however, the presence of other safeguards may make their use unnecessary.

C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*     Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

                                     II-164

A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE (FOR FFT SECURITIES)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:

(1)   The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)   The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)   The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)   The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.
Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

                                     II-165

D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"

1. Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
   (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the
Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost"
compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.   MANAGEMENT BOARD ELECTION AND MOTION (FOR FFT SECURITIES)

AM policy is to vote "against":

o  the election of board members with positions on either remuneration or audit committees;

o  the election of supervisory board members with too many supervisory board mandates;

o  "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.   REMUNERATION (VARIABLE PAY): (FOR FFT SECURITIES)

EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

                                     II-166

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least
50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.   LONG-TERM INCENTIVE PLANS (FOR FFT SECURITIES)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o  directly align the interests of members of management boards with those of shareholders;

o  establish challenging performance criteria to reward only above average performance;

o  measure performance by total shareholder return in relation to the market or a range of comparable companies;

o  are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o  do not allow a repricing of the exercise price in stock option plans.

J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

                                     II-167

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives.
This might allow shareholders to require approval for all levels of management's compensation.

V.   ANTI-TAKEOVER RELATED ISSUES

A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2)
differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" management fair-price proposals, provided that: (1)
the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4)
the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to
AM's stated purpose of acting in its client's best economic interest.

                                     II-168

VI.  MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions
(i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.)
Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.

VII. SOCIAL, ENVIRONMENTAL & POLITICAL ISSUES

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.   LABOR & HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.   DIVERSITY & EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride
   Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.   HEALTH & SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

                                     II-169

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as
   "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. ENVIRONMENTAL ISSUES

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.  MISCELLANEOUS ITEMS

A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

                                     II-170

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit
Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.   AUDIT FIRM ROTATION

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D. Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.
This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.   CHANGE OF COMPANY NAME

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

                                     II-171

H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote
"for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end
(and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

-------------------------------------------------------------------------------
 IMPORTANT: The information contained herein is the property of Deutsche Bank
 Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.
-------------------------------------------------------------------------------

                                     II-172
</PRE>

DECEMBER 31, 2009 Annual Report to Stockholders

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. Ticker Symbol: DRP

Contents

4 Performance Summary
6 Portfolio Management Review
10 Portfolio Summary
12 Investment Portfolio
19 Financial Statements
23 Financial Highlights
24 Notes to Financial Statements
33 Report of Independent Registered Public Accounting Firm
34 Tax Information
35 Other Information
36 Stockholder Meeting Results
37 Dividend Reinvestment and Cash Purchase Plan
40 Investment Management Agreement Approval
45 Board Members and Officers
49 Additional Information

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. In addition, investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2009

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Returns as of 12/31/09
	1-Year	Life of Fund*
Based on Net Asset Value(a)	49.49%	-13.94%
Based on Market Value(a)	61.26%	-22.28%
UBS Global Real Estate Investors (US Hedged) Index(b)	29.39%	-15.98%
Lipper Closed-End Real Estate Funds Category(c)	47.73%	-25.73%

Sources: UBS and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 27, 2007. Index comparison began on June 30, 2007.
a Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
b The UBS Global Real Estate Investors (US Hedged) Index is an unmanaged index that allows investors to track the performance of global real estate securities based by investor, asset type, and region. The index is calculated using closing market prices and translates into US dollars by S&P. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
c The Lipper Closed-End Real Estate Funds Category represents Funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Real Estate Funds Category. Category returns assume reinvestment of all distributions. It's not possible to invest directly into a Lipper category.

Net Asset Value and Market Price
	As of 12/31/09	As of 12/31/08(a)
Net Asset Value	$ 17.48	$ 14.63
Market Price	$ 14.17	$ 10.98

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 12/31/09: Dividends(a)	$ 3.08

Lipper Rankings — Closed-End Real Estate Funds Category as of 12/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	13	of	19	65

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

(a) Restated to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009 (see Note F in the Notes to Financial Statements).

Portfolio Management Review

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), which is part of Deutsche Asset Management, is the investment manager for DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. RREEF America, L.L.C. ("RREEF" or the "Investment Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the investment advisor for the fund.

Pursuant to investment subadvisory agreements between RREEF and each of RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "subadvisors"), these entities act as subadvisors to the fund. The subadvisors, which are indirect, wholly owned subsidiaries of Deutsche Bank AG, act under the supervision of the fund's Board of Directors, DIMA and RREEF. The subadvisors manage the fund's investments in specific foreign markets. RREEF allocates and reallocates as it deems appropriate, the fund's assets among the subadvisors.

RREEF Global Advisers Limited manages stock selection decisions for the European portion of the fund's portfolio and for the emerging markets portion in Africa. Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited manage the stock selection decisions for the Asian and Australian portions of the fund's portfolio, respectively.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John F. Robertson, CFA

John Hammond

Daniel Ekins

William Leung

Robert Wang

Thomas Picciochi

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

All four major regions for real estate carried over their disappointing performance from 2008 into the first quarter of 2009 as unfavorable macroeconomic news weighed on real estate securities worldwide. However, the global real estate market rebounded very strongly in the second and third quarters as investors were encouraged by hints of a turnaround for the global economy. Also, in what became a very important trend for real estate investment worldwide in 2009, in the second quarter many US REIT firms were able to prop up their balance sheets by issuing equity. Though such issuance can dilute the value of existing shares, these companies benefited by reducing the proportion of debt on their balance sheets, thereby reducing the risk of bankruptcy that had been priced into many real estate issues. This equity issuance strategy by commercial real estate firms was also employed in other parts of the world as investor risk appetite returned. Early in the fourth quarter of 2009, the rally in global real estate shares paused briefly as investors grew cautious regarding the progress of the global economic recovery. However, the rally resumed to close out the year as reassuring economic data caused investors to seek greater returns through more highly leveraged real estate investment issues.

For the period ended December 31, 2009, the fund returned 49.49% based on net asset value. (Past performance is no guarantee of future results. Please see pages 4 and 5 for more complete performance information.) For the same period, the fund's benchmark, the UBS Global Real Estate Investors (US Hedged) Index returned 29.39%.1 Based on market price, the fund posted a 61.26% return for the same period. The fund had a closing value of $14.17 per share based on market price ($17.48 per share based on net asset value) as of December 31, 2009.

In addition to real estate firms' newfound ability to issue equity, two additional factors gave an important boost to global real estate securities markets in 2009. First, gradual recovery in the global credit markets also improved the fortunes of many real estate securities firms: the fact that many of these companies could once again issue medium-to-longer-term debt — initially at high costs and later at reduced costs — significantly eased financial pressures on a number of these firms. Second, innovative central bank policies to restore credit flows around the world — in conjunction with enormous economic stimulus measures from China, the United States and other countries — helped to stave off an even more severe economic downturn and restore some measure of investor confidence.

For the fund's most recent period, both stock selection and regional allocation contributed to performance. Stock selection was fairly strong across the globe except in Asia, where it detracted from performance.

Positive Contributors to Fund Performance

Our decision to take an overweight position in the British firm Segro PLC made a significant contribution to performance.2 The fund held no shares in the first quarter, when the company's share price plummeted due to bankruptcy fears. However, on the day the company held an equity offering, we took a substantial position based on the stock's extremely attractive yield, and Segro subsequently performed very well. In addition, the fund's holdings in the British student housing firm, Unite Group PLC posted strong gains as risk appetite returned to the market. Unite has also benefited from improvements to its capital structure.

Consistent with its investment objective of high current income, the fund employs a global tactical asset allocation overlay strategy to seek to generate additional return.3 This strategy contributed to performance during the most recent fiscal year.

Negative Contributors to Fund Performance

For the fund's period ended December 31, 2009, our overweight position in the Japanese company Mitsui Fudosan Co. Ltd. subtracted from returns as the stock was hurt by macroeconomic concerns regarding Japan that could hurt the Japanese office market. In addition, the fund's underweight position in Simon Property Group, Inc. detracted from performance. The company performed strongly based on investors' positive view of Simon Property Group's healthy balance sheet, but, in line with the fund's high-yield strategy, we had underweighted the stock due to its relatively low dividend yield.

Outlook and Positioning

In terms of the fund's regional allocations going forward, we continue to emphasize Asia, with a special focus on Hong Kong and Singapore, where we expect the residential real estate market to benefit from strong demand. We also believe that many Japanese real estate firms are now attractively priced. The fund is roughly in line with the benchmark weighting in Australia based on less attractive valuations there. We are currently more optimistic regarding the prospects of North American REITs because many of these firms have improved their balance sheets through improved access to credit. We are currently less enthusiastic about the commercial real estate prospects for continental Europe than we are for the UK. We view the UK more favorably, as property values there are improving faster than had been expected. The key risk to our thesis there is the possibility of a rapid rise in interest rates due to the removal of the unprecedented monetary and fiscal stimulus that we have seen across the globe.

We believe the global economy has turned positive, following the worst economic downturn in decades. Global capital markets — and credit markets in particular — continue to show improvement, which in turn has set the stage for renewed merger and acquisition (M&A) activity in the global real estate investment market. Increased M&A activity should provide an upward boost to real estate investment company prices.

1 The UBS Global Real Estate Investors (US Hedged) Index is an unmanaged index that allows investors to track the performance of global real estate securities based by investor, asset type and region. The index is calculated using closing market prices and translates into US dollars by Standard & Poor's®. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
3 The global tactical asset allocation overlay strategy is designed to add value by taking advantage of short-term mispricings in the global equity, bond and currency markets. The global tactical asset allocation overlay strategy may use instruments including but not limited to futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	83%	80%
Preferred Stocks	10%	12%
Cash Equivalents	3%	2%
Government & Agency Obligation	3%	2%
Corporate Bonds	1%	1%
Closed-End Investment Companies	—	3%
	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks, Corporate Bonds, Rights and Warrants)	12/31/09	12/31/08

Diversified	51%	44%
Shopping Centers	20%	22%
Office	16%	21%
Health Care	4%	3%
Apartments	3%	2%
Hotels	2%	2%
Industrials	2%	2%
Storage	1%	3%
Regional Malls	1%	1%
	100%	100%

Geographical Diversification (As a % of Common and Preferred Stocks, Corporate Bonds, Rights and Warrants)	12/31/09	12/31/08

Asia	33%	34%
North America	26%	26%
Europe	25%	24%
Australia	15%	16%
Africa	1%	—
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2009 (38.9% of Net Assets)	Country	Percent
1. Westfield Group Invests in, leases and manages shopping centers	Australia	6.2%
2. Unibail-Rodamco Investor and developer of real estate investments	France	5.8%
3. Sun Hung Kai Properties Ltd. Specializes in premium-quality residential and commercial projects for sale and investment	Hong Kong	5.8%
4. The Link REIT Owns and manages various shopping centers and parking spaces	Hong Kong	4.7%
5. BioMed Realty Trust, Inc. Owns and provides real estate to the life sciences industry	United States	3.8%
6. Mitsubishi Estate Co., Ltd. Owner and developer of residential and office properties	Japan	3.7%
7. Mitsui Fudosan Co., Ltd. Builds, sells, leases and manages real estate properties	Japan	2.5%
8. CapitaLand Ltd. Operates residential and commercial properties	Singapore	2.3%
9. Hongkong Land Holdings Ltd. Invests in and develops commercial properties	Hong Kong	2.1%
10. China Overseas Land & Investment Ltd. Develops and invests in properties, constructs buildings and infrastructure projects	Hong Kong	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio

as of December 31, 2009

(Ratios are shown as a percentage of Net Assets)

	Shares	Value ($)

Common Stocks 88.7%
Australia 14.9%
Abacus Property Group	871,470	344,971
Ardent Leisure Group	369,528	562,834
Aspen Group	1,483,353	621,032
Australand Property Group	968,300	444,182
CFS Retail Property Trust	722,462	1,223,571
Charter Hall Group	276,152	171,780
Compass Hotel Group Ltd.*	612,742	22,016
Dexus Property Group	1,082,734	817,569
Goodman Group	2,343,448	1,318,803
GPT Group	1,260,820	677,129
ING Industrial Fund *	89,200	38,067
ING Office Fund	893,815	508,041
Macquarie Office Trust	1,990,678	547,463
Mirvac Group	646,052	898,776
Stockland	223,033	783,778
Westfield Group	581,823	6,488,653
(Cost $13,190,858)		15,468,665
Belgium 0.5%
Befimmo SCA (a)	3,000	264,621
Cofinimmo	2,000	282,634
(Cost $680,392)		547,255
Canada 2.9%
Allied Properties Real Estate Investment Trust	53,650	992,139
Extendicare Real Estate Investment Trust (b)	154,100	1,402,718
Extendicare Real Estate Investment Trust (b)	5,050	45,970
RioCan Real Estate Investment Trust	30,400	576,985
(Cost $1,731,822)		3,017,812
Channel Islands 0.5%
LXB Retail Properties PLC* (Cost $597,068)	364,800	571,549
France 6.8%
Fonciere des Regions	6,000	613,615
Klepierre	9,000	366,115
Unibail-Rodamco SE	27,500	6,053,798
(Cost $4,767,765)		7,033,528
Hong Kong 17.1%
China Overseas Land & Investment Ltd.	986,000	2,062,033
Hang Lung Properties Ltd.	374,000	1,461,205
Hongkong Land Holdings Ltd.	453,000	2,229,326
Kerry Properties Ltd.	228,000	1,151,241
Sun Hung Kai Properties Ltd.	404,000	5,994,731
The Link REIT	1,936,000	4,906,762
(Cost $14,932,778)		17,805,298
Italy 0.2%
Beni Stabili SpA (Cost $272,904)	290,000	238,363
Japan 9.3%
AEON Mall Co., Ltd.	20,200	390,896
Japan Real Estate Investment Corp.	87	638,593
Mitsubishi Estate Co., Ltd.	241,400	3,828,959
Mitsui Fudosan Co., Ltd.	156,000	2,619,678
MORI TRUST Sogo Reit, Inc.	133	1,068,937
Nippon Building Fund, Inc.	147	1,113,688
(Cost $11,240,535)		9,660,751
Malta 0.0%
BGP Holdings PLC* (Cost $0)	1,751,646	2
Netherlands 3.1%
Corio NV	26,000	1,775,745
VastNed Retail NV	8,746	574,255
Wereldhave NV	9,000	859,943
(Cost $2,504,847)		3,209,943
New Zealand 0.8%
AMP NZ Office Trust	264,055	145,199
Goodman Property Trust	937,467	726,853
(Cost $721,426)		872,052
Singapore 7.4%
Ascendas Real Estate Investment Trust	753,000	1,179,230
CapitaCommercial Trust	940,000	777,880
CapitaLand Ltd.	791,500	2,344,402
CapitaMall Trust	357,610	453,451
CapitaMalls Asia Ltd.*	900,000	1,627,220
Frasers Centrepoint Trust	600,000	595,889
Suntec Real Estate Investment Trust	729,000	697,286
(Cost $6,279,611)		7,675,358
South Africa 0.5%
Growthpoint Properties Ltd. (Units) (Cost $550,458)	300,000	569,105
United Kingdom 12.5%
Big Yellow Group PLC* (a)	135,000	769,907
British Land Co. PLC	250,000	1,916,352
Capital & Regional PLC*	950,000	519,654
Conygar Investment Co. PLC*	160,000	326,878
Derwent London PLC	33,002	697,045
Great Portland Estates PLC	230,000	1,065,445
Hammerson PLC	49,000	332,756
Hansteen Holdings PLC	300,000	389,781
Helical Bar PLC	100,000	548,228
Land Securities Group PLC	111,000	1,216,475
Liberty International PLC	160,000	1,317,668
London & Stamford Property Ltd.	250,000	482,473
NR Nordic & Russia Properties Ltd.	2,293,753	837,379
Primary Health Properties PLC	42,380	197,953
Quintain Estates & Deveploment PLC*	399,485	383,802
Segro PLC	40,000	220,797
Songbird Estates PLC*	125,000	322,689
Unite Group PLC*	302,086	1,460,841
(Cost $13,133,361)		13,006,123
United States 12.2%
AMB Property Corp. (REIT) (a)	12,600	321,930
AvalonBay Communities, Inc. (REIT)	7,050	578,876
BioMed Realty Trust, Inc. (REIT)	38,650	609,897
BRE Properties, Inc. (REIT)	12,250	405,230
Cogdell Spencer, Inc. (REIT)	47,100	266,586
Digital Realty Trust, Inc. (REIT) (a)	5,350	268,998
Duke Realty Corp. (REIT)	78,850	959,604
Equity Residential (REIT)	22,150	748,227
Government Properties Income Trust (REIT)	10,950	251,631
HCP, Inc. (REIT)	26,900	821,526
Hospitality Properties Trust (REIT)	35,300	836,963
HRPT Properties Trust (REIT)	141,750	917,122
Kilroy Realty Corp. (REIT) (a)	17,550	538,259
Medical Properties Trust, Inc. (REIT) (a)	60,400	604,000
ProLogis (REIT)	66,550	911,069
Ramco-Gershenson Properties Trust (REIT)	16,700	159,318
Regency Centers Corp. (REIT)	15,250	534,665
Senior Housing Properties Trust (REIT)	35,625	779,119
Simon Property Group, Inc. (REIT)	7,134	569,293
Sovran Self Storage, Inc. (REIT)	22,100	789,633
Taubman Centers, Inc. (REIT) (a)	8,150	292,667
Weingarten Realty Investors (REIT) (a)	26,250	519,488
(Cost $9,800,986)		12,684,101
Total Common Stocks (Cost $80,404,811)		92,359,905

Warrants 0.0%
France
Fonciere des Regions, Expiration Date 12/31/2010* (Cost $0)	6,000	5,066

Closed-End Investment Company 0.4%
ProLogis European Properties* (Cost $225,341)	72,500	446,622

Preferred Stocks 10.6%
United States
Apartment Investment & Management Co., Series U, 7.75% (REIT)	8,500	189,550
Apartment Investment & Management Co., Series Y, 7.875% (REIT)	8,400	187,908
Apartment Investment & Management Co., Series T, 8.0% (REIT)	8,550	194,855
Apartment Investment & Management Co., Series V, 8.0% (REIT)	16,500	372,075
BioMed Realty Trust, Inc., Series A, 7.375% (REIT)	143,200	3,322,240
Corporate Office Properties Trust, Series J, 7.625% (REIT)	34,400	817,000
Digital Realty Trust, Inc., Series B, 7.875% (REIT)	16,850	418,554
Hospitality Properties Trust, Series C, 7.0% (REIT)	13,500	287,010
Kilroy Realty Corp., Series F, 7.5% (REIT)	15,750	366,975
LaSalle Hotel Properties, Series G, 7.25% (REIT)	35,600	765,400
PS Business Parks, Inc., Series P, 6.7% (REIT)	17,100	356,535
Regency Centers Corp., Series D, 7.25% (REIT)	25,300	582,153
SL Green Realty Corp., Series C, 7.625% (REIT)	26,650	611,618
Sunstone Hotel Investors, Inc., Series A, 8.0% (REIT)	2,100	48,615
Tanger Factory Outlet Centers, Inc., Series C, 7.5% (REIT)	50,850	1,205,653
Taubman Centers, Inc., Series H, 7.625% (REIT)	12,250	291,856
Taubman Centers, Inc., Series G, 8.0% (REIT)	15,150	371,781
Vornado Realty Trust, Series I, 6.625% (REIT)	13,450	296,438
Vornado Realty Trust, Series H, 6.75% (REIT)	14,600	324,850
Total Preferred Stocks (Cost $11,394,680)		11,011,066

		Principal Amount ($) (c)	Value ($)

Corporate Bond 0.6%
Italy
Immobiliare Grande Distribuzione, 2.5%, 6/28/2012 (Cost $523,716)	EUR	500,000	648,681

Government & Agency Obligation 3.0%
US Treasury Obligation
US Treasury Bill, 0.19% **, 3/18/2010 (d) (Cost $3,067,864)		3,069,000	3,068,690

	Shares	Value ($)

Securities Lending Collateral 3.3%
Daily Assets Fund Institutional, 0.17% (e) (f) (Cost $3,449,800)	3,449,800	3,449,800

Cash Equivalents 3.2%
Central Cash Management Fund, 0.14% (e) (Cost $3,335,878)	3,335,878	3,335,878

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $102,402,090)+	109.8	114,325,708
Other Assets and Liabilities, Net	(9.8)	(10,244,340)
Net Assets	100.0	104,081,368

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $125,640,479. At December 31, 2009, net unrealized depreciation for all securities based on tax cost was $11,314,771. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,953,602 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,268,373.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $3,308,060, which is 3.2% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Principal amount stated in US dollars unless otherwise noted.
(d) At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
REIT: Real Estate Investment Trust

At December 31, 2009, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	USD	3/22/2010	25	2,886,328	(73,681)
2 Year US Treasury Note	USD	3/31/2010	17	3,676,516	(20,226)
5 Year US Treasury Note	USD	3/31/2010	31	3,545,867	(25,014)
ASX SPI 200 Index	AUD	3/18/2010	1	109,564	5,142
CAC 40 Index	EUR	1/15/2010	52	2,938,175	69,305
DJ Euro Stoxx 50 Index	EUR	3/19/2010	116	4,942,192	155,956
Federal Republic of Germany Euro-Bund	EUR	3/8/2010	56	9,728,987	(127,457)
Federal Republic of Germany Euro-Schatz	EUR	3/8/2010	178	27,548,357	(20,944)
FTSE 100 Index	GBP	3/19/2010	34	2,944,366	46,695
FTSE MIB Index	EUR	3/19/2010	4	667,547	14,995
S&P E-Mini 500 Index	USD	3/19/2010	4	222,140	402
TOPIX Index	JPY	3/11/2010	7	679,820	6,206
United Kingdom Long Gilt Bond	GBP	3/29/2010	55	10,167,286	(99,141)
Total net unrealized depreciation					(67,762)

At December 31, 2009, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	3/15/2010	88	8,047,298	114,340
10 Year Japanese Government Bond	JPY	3/11/2010	18	26,999,517	(41,982)
3 Year Australian Treasury Bond	AUD	3/15/2010	72	6,634,660	13,875
AEX Index	EUR	1/15/2010	16	1,539,059	(56,745)
DAX Index	EUR	3/19/2010	5	1,067,905	(20,876)
Hang Seng Index	HKD	1/28/2010	1	141,390	(2,515)
IBEX 35 Index	EUR	1/15/2010	8	1,367,492	(31,423)
NASDAQ E-Mini 100 Index	USD	3/19/2010	109	4,052,075	(111,099)
Russell E-Mini 2000 Index	USD	3/19/2010	16	998,240	(23,567)
S&P TSE 60 Index	CAD	3/18/2010	14	1,849,443	(32,834)
Total net unrealized depreciation					(192,826)

At December 31, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	5,150,000	USD	7,544,055	1/20/2010	161,410	Goldman Sachs
USD	921,941	AUD	1,052,000	1/20/2010	21,052	HSBC
USD	518,411	CAD	548,000	1/20/2010	5,575	Citigroup
USD	256,667	NOK	1,506,000	1/20/2010	3,214	Citigroup
USD	224,880	NZD	320,000	1/20/2010	7,106	HSBC
JPY	182,626,000	USD	1,994,115	1/20/2010	33,030	HSBC
GBP	306,000	USD	497,195	1/20/2010	3,001	Credit Suisse London
JPY	305,096,000	USD	3,446,303	1/20/2010	170,104	HSBC
USD	1,028,821	NOK	5,965,000	1/20/2010	521	Credit Suisse London
USD	1,502,914	NZD	2,078,000	1/20/2010	3,544	Morgan Stanley
Total unrealized appreciation					408,557

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparties
SEK	5,101,000	USD	698,410	1/20/2010	(14,631)	Citigroup
EUR	3,451,000	USD	4,926,061	1/20/2010	(21,028)	Morgan Stanley
GBP	1,125,000	USD	1,799,578	1/20/2010	(17,313)	Mellon Bank
USD	8,338,515	AUD	9,180,000	1/20/2010	(109,736)	Morgan Stanley
CAD	1,979,000	USD	1,859,927	1/20/2010	(32,350)	Mellon Bank
USD	4,588,728	CHF	4,738,000	1/20/2010	(7,927)	USB AG
USD	637,265	SEK	4,530,000	1/20/2010	(4,041)	Credit Suisse London
Total unrealized depreciation					(207,026)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (g)
Australia	$ —	$ 15,468,665	$ —	$ 15,468,665
Belgium	—	547,255	—	547,255
Canada	3,017,812	—	—	3,017,812
Channel Islands	—	571,549	—	571,549
France	5,066	7,033,528	—	7,038,594
Hong Kong	—	17,805,298	—	17,805,298
Italy	—	238,363	—	238,363
Japan	—	9,660,751	—	9,660,751
Malta	—	2	—	2
Netherlands	—	3,209,943	—	3,209,943
New Zealand	—	872,052	—	872,052
Singapore	—	7,675,358	—	7,675,358
South Africa	—	569,105	—	569,105
United Kingdom	—	13,006,123	—	13,006,123
United States	23,695,167	—	—	23,695,167
Corporate Bond	—	648,681	—	648,681
Closed-End Investment Company	—	446,622	—	446,622
Short-Term Investments (g)	6,785,678	3,068,690	—	9,854,368
Derivatives (h)	—	408,557	—	408,557
Total	$ 33,503,723	$ 81,230,542	$ —	$ 114,734,265

Liabilities
Derivatives (h)	$ (260,588)	$ (207,026)	$ —	$ (467,614)
Total	$ (260,588)	$ (207,026)	$ —	$ (467,614)
(g) See Investment Portfolio for additional detailed categorizations.
(h) Derivatives include unrealized appreciation (depreciation) on open futures and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $95,616,412) — including $3,308,060 of securities loaned	$ 107,540,030
Investment in Daily Assets Fund Institutional (cost $3,449,800)*	3,449,800
Investment in Central Cash Management Fund (cost $3,335,878)	3,335,878
Total investments, at value (cost $102,402,090)	114,325,708
Foreign currency, at value (cost $794,440)	778,133
Deposit with broker on open futures contracts, at value (cost $1,414,385)	1,412,796
Receivable for investments sold	2,702,468
Interest receivable	9,841
Dividends receivable	586,503
Unrealized appreciation on forward foreign currency exchange contracts	408,557
Foreign taxes recoverable	29,973
Receivable for daily variation margin on open futures contracts	18,521
Other assets	2,251
Total assets	120,274,751
Liabilities
Cash overdraft	6,085
Distributions payable	11,622,972
Payable for investments purchased	612,993
Payable upon return of securities loaned	3,449,800
Net payable on closed forward foreign currency exchange contracts	74,647
Unrealized depreciation on forward foreign currency exchange contracts	207,026
Accrued management fee	86,504
Other accrued expenses and payables	133,356
Total liabilities	16,193,383
Net assets at value	$ 104,081,368

Statement of Assets and Liabilities as of December 31, 2009 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(9,657,862)
Net unrealized appreciation (depreciation) on: Investments	11,923,618
Futures	(260,588)
Foreign currency	192,917
Accumulated net realized gain (loss)	(99,411,529)
Paid-in capital	201,294,812
Net assets at value	$ 104,081,368
Net Asset Value
Net Asset Value per common share ($104,081,368 ÷ 5,955,698 shares of common stock outstanding, $.01 par value, 100,000,000 common shares authorized)	$ 17.48
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $349,633)	$ 4,793,065
Interest	180,824
Income distributions — affiliated cash management vehicles	11,399
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	18,812
Total Income	5,004,100
Expenses: Management fee	841,141
Administration fee	93,460
Stock Exchange listing fees	26,481
Services to shareholders	19,021
Custodian fee	88,813
Audit and tax fees	71,924
Legal fees	56,259
Directors' fees and expenses	5,184
Reports to shareholders	96,470
Other	49,773
Total expenses	1,348,526
Net investment income	3,655,574
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(36,209,488)
Capital gains dividends received	138,440
Futures	45,962
Foreign currency	1,797,028
(34,228,058)
Change in net unrealized appreciation (depreciation) on: Investments	67,010,509
Futures	(275,069)
Foreign currency	(867,669)
65,867,771
Net gain (loss)	31,639,713
Net increase (decrease) in net assets resulting from operations	$ 35,295,287

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income	$ 3,655,574	$ 6,315,772
Net realized gain (loss)	(34,228,058)	(67,106,242)
Change in net unrealized appreciation (depreciation)	65,867,771	(30,906,070)
Net increase (decrease) in net assets resulting from operations	35,295,287	(91,696,540)
Distributions to shareholders from: Net investment income	(18,343,549)	—
Return of capital	—	(17,223,879)
Total distributions to common shareholders	(18,343,549)	(17,223,879)
Increase (decrease) in net assets	16,951,738	(108,920,419)
Net assets at beginning of period	87,129,630	196,050,049
Net assets at end of period (including accumulated distributions in excess of net investment income of $9,657,862 and $1,478,766, respectively)	$ 104,081,368	$ 87,129,630
Other Information
Shares outstanding at beginning of period(a)	5,955,698	5,955,698
Shares outstanding at end of period	5,955,698	5,955,698(a)
(a) Shares for the year ended December 31, 2008 have been adjusted to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009 (see Note F in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2009e	2008e	2007a,e
Selected Per Share Data
Net asset value, beginning of period	$ 14.63	$ 32.92	$ 38.20b
Income (loss) from investment operations: Net investment incomec	.61	1.06	.58
Net realized and unrealized gain (loss)	5.32	(16.45)	(4.44)
Total from investment operations	5.93	(15.39)	(3.86)
Less distributions from: Net investment income	(3.08)	—	(1.34)
Return of capital	—	(2.90)	—
Total distributions to common shareholders	(3.08)	(2.90)	(1.34)
Offering costs charged to paid-in capital	—	—	(.08)
Net asset value, end of period	$ 17.48	$ 14.63	$ 32.92
Market price, end of period	$ 14.17	$ 10.98	$ 28.26
Total Return
Based on net asset value (%)d	49.49	(48.96)	(10.16)**
Based on market price (%)d	61.26	(55.35)	(26.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	104	87	196
Ratio of expenses (%)	1.44	1.37	1.20*
Ratio of net investment income (%)	3.91	4.25	3.11*
Portfolio turnover rate (%)	82	70	24**
a For the period from June 27, 2007 (commencement of operations) to December 31, 2007.
b Beginning per share amount reflects the original $20.00 initial public offering price net of sales load ($0.90 per share). Adjusted to reflect the effects of a 1 for 2 reverse stock split.
c Based on average shares outstanding during the period.
d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in the market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
e Per share data, including the proportionate impact to market price, have been restated to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.
* Annualized
** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 100,000,000 shares, all of which are currently classified as Common Stock.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. In June 2009, the Fund commenced lending securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts on equity and fixed-income securities, including on financial indices, and security indices and on currency as part of its global tactical asset allocation overlay strategy.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2009 is included in the table following the Fund's Investment Portfolio. For the year ended December 31, 2009, the Fund invested in open futures contracts with total values ranging from approximately $42,536,000 to $122,754,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also invests in forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31,2009 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2009, the Fund invested in forward currency contracts with total values ranging from approximately $9,118,000 to $40,784,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 408,557	$ —	$ 408,557
Equity Contracts (b)	—	19,642	19,642
Interest Rate Contracts (b)	—	(280,230)	(280,230)
	$ 408,557	$ (260,588)	$ 147,969

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency exchange contracts
(b) Net unrealized appreciation (depreciation) on futures. Asset of receivable for daily variation margin on open futures contracts reflects unsettled variation margin.
Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ (207,026)

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 1,736,474	$ —	$ 1,736,474
Equity Contracts (b)	—	(481,808)	(481,808)
Interest Rate Contracts (b)	—	527,770	527,770
	$ 1,736,474	$ 45,962	$ 1,782,346

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (828,733)	$ —	$ (828,733)
Equity Contracts (b)	—	138,817	138,817
Interest Rate Contracts (b)	—	(413,886)	(413,886)
	$ (828,733)	$ (275,069)	$ (1,103,802)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on futures

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

At December 31, 2009, the Fund had a net tax of basis capital loss carryforward of approximately $86,468,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($31,175,000) and December 31, 2017 ($55,293,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through December 31, 2009, the Fund incurred approximately $1,463,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income, investments in passive foreign investment companies, investments in futures contracts and certain securities sold at a loss. With respect to the Fund's investment in passive foreign investment companies, for US tax purposes, such investments may, among other things, cause the Fund to recognize and distribute taxable income without a corresponding receipt of cash as a result of recognizing certain unrealized gains at year end as ordinary income that would have otherwise been treated as capital gain upon disposition. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund has a policy to make a level distribution each month to shareholders. The Fund estimates that at times it will distribute more than its ordinary taxable income, therefore, a portion of the distributions may be a return of capital for tax reporting purposes.

At December 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 2,023,202
Capital loss carryforwards	$ (86,468,000)
Unrealized appreciation (depreciation) on investments	$ (11,314,771)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2009	2008
Distributions from ordinary income*	$ 18,343,549	$ —
Distributions from return of capital	$ —	$ 17,223,879
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a United States Real Estate Investment Trust ("US REIT") investment based on information provided by the US REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a US REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from US REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital for tax reporting purposes. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $72,474,575 and $78,639,478, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board").

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day-to-day management of the portion of the Fund's investment portfolio invested in real estate securities, direct investments in preferred stocks and bonds and related investment activities, including management of cash assets, to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect, wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the real estate-related investment operations of the Fund and the composition of the Fund's holdings of securities and certain other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management Fee payable under the Investment Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the total asset value of the common shares plus the liquidation preference of Preferred Shares, if any, plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage).

Pursuant to investment subadvisory agreements between the Investment Advisor, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited, indirect, wholly owned subsidiaries of Deutsche Bank AG (collectively, the "subadvisors"), these entities act as subadvisors to the Investment Advisor in relation to the Fund's investments. As subadvisors, under the supervision of the Board, DIMA and RREEF, the subadvisors manage the Fund's investments in specific foreign markets. The Investment Advisor pays each subadvisor for its services from the investment advisory fee it receives from the Investment Manager.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Investment Manager an annual fee ("Administration Fee") of 0.10% of the Fund's average daily total managed assets (calculated as described above under "Management Agreement"), computed and accrued daily and payable monthly. For the year ended December 31, 2009, the Administration Fee was $93,460, of which $9,612 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Investment Manager and Investment Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2009, the amount charged to the Fund by DISC aggregated $15,124, of which $2,510 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,745, of which $7,362 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Investment Manager retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Investment Manager. Affiliated cash management vehicles do not pay the Investment Manager a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

E. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including US REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

F. Reverse Stock Split

Prior to the opening of trading on the NYSE on August 10, 2009, the Fund implemented a 1-for-2 reverse stock split. The net effect of the Fund's reverse stock split was to decrease the number of the Fund's outstanding common shares and to increase the net asset value per common share by a proportionate amount. While the number of the Fund's outstanding common shares declined, neither the Fund's holdings nor the total value of shareholders' investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund's outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Common shares outstanding referenced in other information on the Statement of Changes in Net Assets, and certain prior period per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.

G. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 24, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the "Fund") at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $83,524 and earned $3,367,296 of foreign source income year during the year ended 12/31/2009. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.014 per share as foreign taxes paid and $0.565 per share as income earned from foreign sources for the year ended 12/31/2009.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Other Information

Bylaw Amendments

On March 11, 2009, the Fund's Board of Directors amended the Fund's bylaws. The amendments (the "Amendments") provided for, among other things (i) election of directors of the Fund by an affirmative vote of a majority of the shares of stock outstanding and entitled to vote in the election of directors; and (ii) additional requirements for advance notice with respect to shareholder proposals to nominate directors or conduct certain other business at meetings of the Fund's shareholders.

Notice of Possible Share Repurchases

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and on such terms as the Directors may determine.

Stockholder Meeting Results

The Annual Meeting of Stockholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the "Fund") was held on July 13, 2009. At the close of business on May 15, 2009, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 11,911,396 shares of common stock of the Fund, each such share being entitled to one vote. The following matter was voted upon by the stockholders of the Fund.

1. The election of the following Class II Board Members to hold office for a term of three years and until their respective successors have been duly elected and qualified:

	Number of Votes:
	For	Withheld
Richard J. Herring	9,690,470	983,641
William McClayton	9,703,734	970,377
Axel Schwarzer	9,712,076	962,035
Jean Gleason Stromberg	9,696,592	977,519

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"). A Plan Agent (currently, Computershare Inc.) has been appointed by the Fund's Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund's Web site at www.dws-investments.com or by calling (800) 294-4366.

Whenever the Fund declares an income dividend or a capital gains distribution payable in shares of common stock or cash at the option of the stockholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares of common stock to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Should the Fund declare an income dividend or capital gains distribution payable only in cash, the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of common stock for the Participant's account. Each Participant, semiannually, also has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. Optional cash payments should be made in US dollars and be sent by first-class mail, postage prepaid, to DWS Investments Service Company (the "Transfer Agent") at the following address:

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

210 West 10th Street, Kansas City, MO 64105

(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the shares of common stock are traded, in the OTC market or in negotiated transactions.

A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account.

The service fees for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each optional cash investment and a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than 10 days prior to any dividend or distribution record date; otherwise, such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund's common stock are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

If a Participant elects, by notice to the Plan Agent in writing in advance of such termination, to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to the Transfer Agent at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS"), the investment advisory agreement (the "Investment Advisory Agreement") between DWS and RREEF America, L.L.C. ("RREEF"), an affiliate of DWS, and the subadvisory agreements (the "Subadvisory Agreements," and together with the Investment Advisory Agreement and the Agreement, the "Agreements") between RREEF and each of RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "Subadvisors"), each of whom is an affiliate of DWS, in September 2009.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2009, all but one of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's administrative services agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS, RREEF and the Subavisors are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, RREEF's and the Subadvisors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, RREEF and the Subadvisors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS, RREEF and the Subadvisors to attract and retain high-quality personnel, and the organizational depth and stability of DWS, RREEF and the Subadvisors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2008, the Fund's performance was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, RREEF and the Subadvisors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, investment advisory and subadvisory fee schedules, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). With respect to the investment advisory fee paid to RREEF, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board also reviewed data comparing the Fund's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, RREEF and the Subadvisors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of December 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Corporation, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member's successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Assistant Secretary, 1997-present	Managing Director3, Deutsche Asset Management
Rita Rubin8 (1970) Assistant Secretary, 2009-present
Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jason Vazquez8 (1972) Anti-Money Laundering Compliance Officer, 2007-present
Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management
J. Christopher Jackson8 (1951) Chief Legal Officer, 2006-present
Director3, Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 345 Park Avenue, New York, New York 10154.
7 Address: One Beacon Street, Boston, MA 02108.
8 Address: 280 Park Avenue, New York, New York 10017.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP One International Place Boston, MA 02110
Dividend Re-Investment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	DRP
CUSIP Number	23339T209

Notes

Notes

Notes

Notes

JUNE 30, 2010 Semiannual Report to Stockholders

DWS RREEF World Real Estate Fund, Inc. (formerly DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.) Ticker Symbol: DRP

Contents

4 Performance Summary
6 Portfolio Summary
8 Investment Portfolio
13 Statement of Assets and Liabilities
14 Statement of Operations
15 Statement of Changes in Net Assets
16 Financial Highlights
17 Notes to Financial Statements
26 Other Information
29 Stockholder Meeting
30 Dividend Reinvestment and Cash Purchase Plan
33 Additional Information
34 Privacy Statement

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any losses. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

This report is sent to the stockholders of DWS RREEF World Real Estate Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2010

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Returns as of 6/30/10
	6-Month‡	1-Year	3-Year	Life of Fund*
Based on Net Asset Value(a)	-6.16%	26.15%	-13.62%	-13.63%
Based on Market Value(a)	-1.21%	40.24%	-19.38%	-19.31%
UBS Global Real Estate Investors (US Hedged) Index(b)	0.80%	37.68%	-13.28%	-13.28%
Lipper Closed-End Real Estate Funds Category(c)	2.34%	48.54%	-18.60%	-18.60%

Sources: UBS and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on June 27, 2007. Index comparison began on June 30, 2007.

a Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

b The UBS Global Real Estate Investors (US Hedged) Index is an unmanaged index that allows investors to track the performance of global real estate securities based by investor, asset type, and region. The index is calculated using closing market prices and translates into US dollars by S&P. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

c The Lipper Closed-End Real Estate Funds Category represents Funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Real Estate Funds Category. Category returns assume reinvestment of all distributions. It's not possible to invest directly into a Lipper category.

Net Asset Value and Market Price
	As of 6/30/10	As of 12/31/09
Net Asset Value	$ 15.98	$ 17.48
Market Price	$ 13.63	$ 14.17

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 6/30/10: Dividends	$ .40

Lipper Rankings — Closed-End Real Estate Funds Category as of 6/30/10
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	13	of	15	82
3-Year	5	of	15	32

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	86%	83%
Preferred Stocks	12%	10%
Cash Equivalents	1%	3%
Closed-End Investment Companies	1%	—
Government & Agency Obligation	—	3%
Corporate Bonds	—	1%
	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks, Corporate Bonds and Warrants)	6/30/10	12/31/09

Diversified	44%	51%
Office	17%	16%
Shopping Centers	17%	20%
Health Care	6%	4%
Regional Malls	5%	1%
Apartments	5%	3%
Hotels	3%	2%
Storage	2%	1%
Industrials	1%	2%
	100%	100%

Geographical Diversification (As a % of Common and Preferred Stocks, Corporate Bonds and Warrants)	6/30/10	12/31/09

North America	36%	26%
Asia	30%	33%
Europe	19%	25%
Australia	15%	15%
Africa	0%	1%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2010 (30.1% of Net Assets)	Country	Percent
1. Sun Hung Kai Properties Ltd. Specializes in premium-quality residential and commercial projects for sale and investment	Hong Kong	5.2%
2. Westfield Group Invests in, leases and manages shopping centers	Australia	4.6%
3. Unibail-Rodamco SE Investor and developer of real estate investments	France	4.0%
4. BioMed Realty Trust, Inc. Owns and provides real estate to the life sciences industry	United States	3.2%
5. The Link REIT Owns and manages various shopping centers and parking spaces	Hong Kong	2.8%
6. Mitsubishi Estate Co., Ltd. Owner and developer of residential and office properties	Japan	2.7%
7. Mitsui Fudosan Co., Ltd. Builds, sells, leases and manages real estate properties	Japan	2.0%
8. Hongkong Land Holdings Ltd. Invests in and develops commercial properties	Hong Kong	1.9%
9. CBL & Associates Properties, Inc. Developer of new regional malls, open-air centers, lifestyle and community centers	United States	1.9%
10. Taubman Centers, Inc. Owns, develops and operates regional shopping centers	United States	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 8. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Portfolio as of June 30, 2010 (Unaudited)

(Ratios are shown as a percentage of Net Assets)

	Shares	Value ($)

Common Stocks 79.7%
Australia 13.4%
Abacus Property Group	1,619,648	554,816
Ardent Leisure Group	412,500	339,555
Aspen Group	1,483,353	558,087
Australand Property Group	112,753	226,879
CFS Retail Property Trust	685,930	1,086,908
Challenger Diversified Property Group	462,127	200,858
Charter Hall Group	407,036	204,037
Charter Hall Office REIT	3,021,511	631,765
Charter Hall Retail REIT	588,807	270,748
Commonwealth Property Office Fund	184,051	143,010
Dexus Property Group	613,567	395,045
Goodman Group	1,000,529	527,521
GPT Group	252,164	592,037
Mirvac Group	943,807	1,033,255
Stockland	526,654	1,636,338
Westfield Group	427,376	4,349,917
(Cost $13,193,565)		12,750,776
Belgium 0.6%
Cofinimmo (Cost $790,171)	5,000	563,019
Canada 4.9%
Allied Properties Real Estate Investment Trust (a)	49,300	908,408
Allied Properties Real Estate Investment Trust (a)	12,150	223,814
Chartwell Seniors Housing Real Estate Investment Trust (a)	132,200	890,650
Chartwell Seniors Housing Real Estate Investment Trust (a)	7,650	51,525
Extendicare Real Estate Investment Trust (a)	142,750	1,145,165
Extendicare Real Estate Investment Trust (a)	5,050	40,523
InnVest Real Estate Investment Trust	155,600	863,835
RioCan Real Estate Investment Trust	28,050	501,688
(Cost $3,696,246)		4,625,608
Channel Islands 0.5%
LXB Retail Properties PLC* (Cost $597,068)	364,800	493,268
France 5.1%
Gecina SA	7,000	625,334
ICADE	4,000	337,441
Unibail-Rodamco SE	23,765	3,857,061
(Cost $5,197,165)		4,819,836
Germany 0.2%
Alstria Office REIT-AG (Cost $212,286)	19,000	181,202
Hong Kong 14.2%
China Overseas Land & Investment Ltd.	686,000	1,277,851
Hang Lung Properties Ltd.	290,000	1,117,810
Hongkong Land Holdings Ltd.	374,000	1,848,976
Hysan Development Co., Ltd.	310,000	873,624
Kerry Properties Ltd.	180,000	771,455
Sun Hung Kai Properties Ltd.	364,000	4,953,659
The Link REIT	1,086,000	2,686,914
(Cost $12,568,470)		13,530,289
Italy 0.4%
Beni Stabili SpA	64,334	48,628
Immobiliare Grande Distribuzione	250,000	335,020
(Cost $484,895)		383,648
Japan 8.5%
AEON Mall Co., Ltd.	16,100	319,463
Japan Real Estate Investment Corp.	87	709,535
Japan Retail Fund Investment Corp.	605	735,550
Mitsubishi Estate Co., Ltd.	182,400	2,532,460
Mitsui Fudosan Co., Ltd.	136,000	1,901,330
Nippon Building Fund, Inc.	114	901,091
United Urban Investment Corp.	165	985,389
(Cost $9,526,847)		8,084,818
Malta 0.0%
BGP Holdings PLC* (Cost $0)	1,751,646	1
Netherlands 2.3%
Corio NV	27,500	1,335,827
Eurocommercial Properties NV (CVA)	1,650	52,965
VastNed Retail NV	6,752	339,595
Wereldhave NV	6,500	482,577
(Cost $2,517,836)		2,210,964
Norway 0.3%
Norwegian Property ASA* (Cost $522,660)	250,000	326,895
Singapore 5.1%
Ascendas Real Estate Investment Trust	639,000	824,807
CapitaCommercial Trust	940,000	813,317
CapitaLand Ltd.	421,500	1,074,731
CapitaMall Trust	738,610	961,287
K-REIT Asia	500,000	405,428
Suntec Real Estate Investment Trust	782,000	734,236
(Cost $4,106,138)		4,813,806
South Africa 0.1%
Growthpoint Properties Ltd. (Units) (Cost $122,094)	64,322	129,088
Sweden 1.0%
Castellum AB	60,000	544,313
Kungsleden AB	67,000	405,761
(Cost $1,008,532)		950,074
United Kingdom 7.3%
Big Yellow Group PLC	110,000	480,493
British Land Co. PLC	28,000	178,989
Capital & Regional PLC*	490,237	214,854
Conygar Investment Co. PLC*	160,000	253,880
Derwent London PLC	35,000	650,207
Great Portland Estates PLC	215,000	919,050
Hammerson PLC	34,000	171,769
Hansteen Holdings PLC	200,000	198,158
Metric Property Investments PLC *	173,647	276,106
NR Nordic & Russia Properties Ltd.	750,000	264,899
Primary Health Properties PLC	42,380	184,768
Quintain Estates & Development PLC*	399,485	253,227
Safestore Holdings PLC	250,000	425,392
Segro PLC	400,000	1,506,668
Songbird Estates PLC*	100,000	228,831
Unite Group PLC*	290,000	750,128
(Cost $8,935,286)		6,957,419
United States 15.8%
AvalonBay Communities, Inc. (REIT)	13,600	1,269,832
BRE Properties, Inc. (REIT) (b)	19,600	723,828
Camden Property Trust (REIT) (b)	19,100	780,235
Cogdell Spencer, Inc. (REIT)	47,100	318,396
Digital Realty Trust, Inc. (REIT) (b)	5,050	291,284
Duke Realty Corp. (REIT)	94,800	1,075,980
Health Care REIT, Inc. (REIT)	17,350	730,782
Hospitality Properties Trust (REIT)	32,550	686,805
HRPT Properties Trust (REIT)	139,050	863,500
Inland Real Estate Corp. (REIT)	100,977	799,738
Mack-Cali Realty Corp. (REIT)	40,505	1,204,214
Medical Properties Trust, Inc. (REIT) (b)	58,250	549,880
Post Properties, Inc. (REIT)	16,750	380,728
ProLogis (REIT)	81,700	827,621
Ramco-Gershenson Properties Trust (REIT)	14,950	150,995
Regency Centers Corp. (REIT)	20,550	706,920
Senior Housing Properties Trust (REIT)	37,825	760,661
Simon Property Group, Inc. (REIT)	8,184	660,858
Sovran Self Storage, Inc. (REIT)	20,700	712,701
Taubman Centers, Inc. (REIT) (b)	27,850	1,047,995
Weingarten Realty Investors (REIT) (b)	26,000	495,300
(Cost $13,482,184)		15,038,253
Total Common Stocks (Cost $76,961,443)		75,858,964

Closed-End Investment Companies 0.6%
Alpha Pyrenees Trust Ltd.	500,000	190,669
ProLogis European Properties*	73,000	366,943
Total Closed-End Investment Companies (Cost $465,707)		557,612

Preferred Stocks 11.9%
United States
Apartment Investment & Management Co., Series U, 7.75% (REIT)	8,500	195,840
Apartment Investment & Management Co., Series Y, 7.875% (REIT)	8,400	198,072
Apartment Investment & Management Co., Series T, 8.0% (REIT)	8,550	205,585
Apartment Investment & Management Co., Series V, 8.0% (REIT)	16,500	393,607
Apartment Investment & Management Co., Series G, 9.375% (REIT)	10,600	268,180
BioMed Realty Trust, Inc., Series A, 7.375% (REIT)	123,250	3,007,300
CBL & Associates Properties, Inc., Series D, 7.375% (REIT)	84,000	1,788,360
Colonial Properties Trust, Series D, 8.125% (REIT)	2,900	70,876
Corporate Office Properties Trust, Series J, 7.625% (REIT) (b)	34,400	832,480
Developers Diversified Realty Corp., Series H, 7.375% (REIT)	13,800	284,418
Duke Realty Corp., Series K, 6.5% (REIT)	800	16,504
Duke Realty Corp., Series L, 6.6% (REIT)	7,150	147,362
Duke Realty Corp., Series M, 6.95% (REIT)	1,600	34,608
Hospitality Properties Trust, Series C, 7.0% (REIT)	13,500	297,675
HRPT Properties Trust, Series B, 8.75% (REIT)	9,600	242,016
Kilroy Realty Corp., Series F, 7.5% (REIT)	15,750	374,692
LaSalle Hotel Properties, Series G, 7.25% (REIT)	35,600	777,860
Omega Healthcare Investors, Inc., Series D, 8.375% (REIT) (b)	9,500	244,910
Regency Centers Corp., Series D, 7.25% (REIT)	25,300	583,924
SL Green Realty Corp., Series C, 7.625% (REIT)	26,650	632,671
Sunstone Hotel Investors, Inc., Series A, 8.0% (REIT)	2,100	49,455
Taubman Centers, Inc., Series H, 7.625% (REIT)	12,250	291,550
Taubman Centers, Inc., Series G, 8.0% (REIT)	15,150	378,750
Total Preferred Stocks (Cost $11,112,445)		11,316,695

Securities Lending Collateral 2.2%
Daily Assets Fund Institutional, 0.27% (c) (d) (Cost $2,160,675)	2,160,675	2,160,675

Cash Equivalents 0.8%
Central Cash Management Fund, 0.21% (c) (Cost $744,590)	744,590	744,590

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $91,444,860)+	95.2	90,638,536
Other Assets and Liabilities, Net	4.8	4,524,619
Net Assets	100.0	95,163,155

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.

+ The cost for federal income tax purposes was $114,590,761. At June 30, 2010, net unrealized depreciation for all securities based on tax cost was $23,952,225. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,472,697 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,424,922.

(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $2,085,093, which is 2.2% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (e)
Australia	$ —	$ 12,750,776	$ —	$ 12,750,776
Belgium	—	563,019	—	563,019
Canada	4,625,608	—	—	4,625,608
Channel Islands	—	493,268	—	493,268
France	—	4,819,836	—	4,819,836
Germany	—	181,202	—	181,202
Hong Kong	—	13,530,289	—	13,530,289
Italy	—	383,648	—	383,648
Japan	—	8,084,818	—	8,084,818
Malta	—	1	—	1
Netherlands	—	2,210,964	—	2,210,964
Norway	—	326,895	—	326,895
Singapore	—	4,813,806	—	4,813,806
South Africa	—	129,088	—	129,088
Sweden	—	950,074	—	950,074
United Kingdom	—	6,957,419	—	6,957,419
United States	26,354,948	—	—	26,354,948
Closed-End Investment Companies	—	557,612	—	557,612
Short-Term Investments (e)	2,905,265	—	—	2,905,265
Total	$ 33,885,821	$ 56,752,715	$ —	$ 90,638,536

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $88,539,595) — including $2,085,093 of securities loaned	$ 87,733,271
Investment in Daily Assets Fund Institutional (cost $2,160,675)*	2,160,675
Investment in Central Cash Management Fund (cost $744,590)	744,590
Total investments, at value (cost $91,444,860)	90,638,536
Cash	5,093,809
Foreign currency, at value (cost $966,198)	979,504
Receivable for investments sold	615,394
Interest receivable	1,746
Dividends receivable	981,093
Foreign taxes recoverable	13,842
Other assets	862
Total assets	98,324,786
Liabilities
Distributions payable	476,456
Payable for investments purchased	305,012
Payable upon return of securities loaned	2,160,675
Accrued management fee	72,368
Other accrued expenses and payables	147,120
Total liabilities	3,161,631
Net assets at value	$ 95,163,155

Statement of Assets and Liabilities as of June 30, 2010 (Unaudited) (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(10,043,677)
Net unrealized appreciation (depreciation) on: Investments	(806,324)
Foreign currency	6,862
Accumulated net realized gain (loss)	(95,288,518)
Paid-in capital	201,294,812
Net assets at value	$ 95,163,155
Net Asset Value
Net Asset Value per common share ($95,163,155 ÷ 5,955,698 shares of common stock outstanding, $.01 par value, 100,000,000 common shares authorized)	$ 15.98

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $179,214)	$ 2,690,030
Interest	875
Income distributions — Central Cash Management Fund	2,775
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	12,471
Total Income	2,706,151
Expenses: Management fee	459,780
Administration service fee	51,087
Professional fees	54,897
Stock Exchange listing fees	28,531
Services to shareholders	9,103
Custodian fee	45,482
Directors' fees and expenses	3,386
Reports to shareholders	35,374
Other	21,769
Total expenses	709,409
Net investment income	1,996,742
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,137,663
Futures	(728,657)
Foreign currency	714,005
4,123,011
Change in net unrealized appreciation (depreciation) on: Investments	(12,729,942)
Futures	260,588
Foreign currency	(186,055)
(12,655,409)
Net gain (loss)	(8,532,398)
Net increase (decrease) in net assets resulting from operations	$ (6,535,656)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income	$ 1,996,742	$ 3,655,574
Net realized gain (loss)	4,123,011	(34,228,058)
Change in net unrealized appreciation (depreciation)	(12,655,409)	65,867,771
Net increase (decrease) in net assets resulting from operations	(6,535,656)	35,295,287
Distributions to shareholders from: Net investment income	(2,382,557)	(18,343,549)
Increase (decrease) in net assets	(8,918,213)	16,951,738
Net assets at beginning of period	104,081,368	87,129,630
Net assets at end of period (including accumulated distributions in excess of net investment income of $10,043,677 and $9,657,862, respectively)	$ 95,163,155	$ 104,081,368
Other Information
Shares outstanding at beginning of period	5,955,698	5,955,698(a)
Shares outstanding at end of period	5,955,698	5,955,698

(a) Shares for the year ended December 31, 2008 have been adjusted to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2010a	2009f	2008f	2007b,f
Selected Per Share Data
Net asset value, beginning of period	$17.48	$ 14.63	$ 32.92	$ 38.20c
Income (loss) from investment operations: Net investment incomed	.34	.61	1.06	.58
Net realized and unrealized gain (loss)	(1.44)	5.32	(16.45)	(4.44)
Total from investment operations	(1.10)	5.93	(15.39)	(3.86)
Less distributions from: Net investment income	(.40)	(3.08)	—	(1.34)
Return of capital	—	—	(2.90)	—
Total distributions to common shareholders	(.40)	(3.08)	(2.90)	(1.34)
Offering costs charged to paid-in capital	—	—	—	(.08)
Net asset value, end of period	$ 15.98	$ 17.48	$ 14.63	$ 32.92
Market price, end of period	$ 13.63	$ 14.17	$ 10.98	$ 28.26
Total Return
Based on net asset value (%)e	(6.16)**	49.49	(48.96)	(10.16)**
Based on market price (%)e	(1.21)**	61.26	(55.35)	(26.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95	104	87	196
Ratio of expenses (%)	1.38*	1.44	1.37	1.20*
Ratio of net investment income (%)	3.91*	3.91	4.25	3.11*
Portfolio turnover rate (%)	43**	82	70	24**
a For the six months ended June 30, 2010 (Unaudited).
b For the period from June 27, 2007 (commencement of operations) to December 31, 2007.
c Beginning per share amount reflects the original $20.00 initial public offering price net of sales load ($0.90 per share). Adjusted to reflect the effects of a 1 for 2 reverse stock split.
d Based on average shares outstanding during the period.
e Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in the market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
f Per share data, including the proportionate impact to market price, have been restated to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS RREEF World Real Estate Fund, Inc. (the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as a closed-end, management investment company organized as a Maryland corporation. Prior to June 30, 2010, the Fund was named DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. In addition, effective as of June 30, 2010, pursuant to applicable provisions of the Investment Company Act of 1940 and rules thereunder, the Fund's diversification sub-classification changed from non-diversified to diversified (see "Other Information" on page 26). The Fund is authorized to issue 100,000,000 shares, all of which are currently classified as Common Stock.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are classified as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are classified as Level 2.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are classified as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are classified as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund entered into futures contracts on equity and fixed-income securities, including on financial indices, and security indices and on currency as part of its global tactical asset allocation overlay strategy. As part of this strategy, the Fund used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity, bond, commodity and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

There were no open futures contracts as of June 30, 2010. For the six months ended June 30, 2010, the Fund invested in open futures contracts with a total notional value generally indicative of a range from $0 to approximately $122,754,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund invested in forward currency contracts as part of its global tactical asset allocation overlay strategy. As part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There were no open forward currency contracts as of June 30, 2010. For the six months ended June 30, 2010, the Fund invested in forward currency contracts with a total contract value generally indicative of a range from $0 to approximately $40,784,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 683,457	$ —	$ 683,457
Equity Contracts (b)	—	(1,268,655)	(1,268,655)
Interest Rate Contracts (b)	—	539,998	539,998
	$ 683,457	$ (728,657)	$ (45,200)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (201,531)	$ —	$ (201,531)
Equity Contracts (b)	—	(19,642)	(19,642)
Interest Rate Contracts (b)	—	280,230	280,230
	$ (201,531)	$ 260,588	$ 59,057

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

At December 31, 2009, the Fund had a net tax of basis capital loss carryforward of approximately $86,468,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($31,175,000) and December 31, 2017 ($55,293,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through December 31, 2009, the Fund incurred approximately $1,463,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income, investments in passive foreign investment companies, investments in futures contracts and certain securities sold at a loss. With respect to the Fund's investment in passive foreign investment companies, for US tax purposes, such investments may, among other things, cause the Fund to recognize and distribute taxable income without a corresponding receipt of cash as a result of recognizing certain unrealized gains at year end as ordinary income that would have otherwise been treated as capital gain upon disposition. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund has a policy to make a level distribution each month to shareholders. The Fund estimates that at times it will distribute more than its ordinary taxable income, therefore, a portion of the distributions may be a return of capital for tax reporting purposes.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a United States Real Estate Investment Trust ("US REIT") investment based on information provided by the US REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If timely information is not available from a US REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from US REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital for tax reporting purposes. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended June 30, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $41,420,168 and $49,581,276, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board").

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day-to-day management of the portion of the Fund's investment portfolio invested in real estate securities, direct investments in preferred stocks and bonds and related investment activities, including management of cash assets, to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect, wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the real estate-related investment operations of the Fund and the composition of the Fund's holdings of securities and certain other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management Fee payable under the Investment Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the total asset value of the common shares plus the liquidation preference of Preferred Shares, if any, plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage).

Pursuant to investment subadvisory agreements between the Investment Advisor, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited, indirect, wholly owned subsidiaries of Deutsche Bank AG (collectively, the "subadvisors"), these entities act as subadvisors to the Investment Advisor in relation to the Fund's investments. As subadvisors, under the supervision of the Board, DIMA and RREEF, the subadvisors manage the Fund's investments in specific foreign markets. The Investment Advisor pays each subadvisor for its services from the investment advisory fee it receives from the Investment Manager.

For the period from July 1, 2010 through September 30, 2011, the Investment Manager has contractually agreed to waive 0.10% of its management fee.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Investment Manager an annual fee ("Administration Fee") of 0.10% of the Fund's average daily total managed assets (calculated as described above under "Management Agreement"), computed and accrued daily and payable monthly. For the six months ended June 30, 2010, the Administration Fee was $51,087, of which $8,041 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Investment Manager and Investment Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2010, the amount charged to the Fund by DISC aggregated $7,661, of which $3,866 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,346, of which $7,532 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Investment Manager retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Prior Line of Credit and Current Credit Facility

Prior to April 1, 2010, the Fund and other affiliated funds (the "Participants") shared in a $450 million revolving credit facility provided by a syndication of banks. The Fund could borrow for temporary or emergency purposes. The Participants were charged an annual commitment fee which was allocated based on net assets, among each of the Participants. Interest was calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund could borrow up to a maximum of 33 percent of its net assets under the agreement. Effective April 1, 2010, the Fund has elected not to participate in the revolving credit facility.

On July 7, 2010, the Fund entered into a Credit Agreement with a commercial bank for a secured line of credit in an amount up to $50,000,000. The new credit facility has a maturity date of July 6, 2011. Loans under the facility generally bear interest at the applicable LIBOR rate plus 1.25%. A commitment fee on any unused portion of the credit line is charged to the Fund and is included with the interest expense in the Statement of Operations. The amount the Fund borrows under the credit facility, which could be up to 33 1/3% of its total managed assets, and the interest rates charged on borrowed amounts may fluctuate during the life of the facility.

E. Real Estate Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events other than described in Note D that would require disclosure in the Fund's financial statements.

Other Information

Recent Changes in Fund Name, Investment Strategy, Use of Leverage and Diversification Sub-Classification

Effective June 30, 2010, pursuant to Board approval, the Fund ceased using the global tactical asset allocation overlay strategy ("iGAP") of the Fund's investment manager, Deutsche Investment Management Americas Inc. ("DIMA"). DIMA and its affiliate, RREEF America L.L.C. ("RREEF"), the Fund's investment advisor, believe this change, combined with the introduction of leverage as discussed below, has the potential to provide a more stable level of attractive earnings for the Fund. In connection with this change, the Board also approved a change in the name of the Fund from "DWS RREEF World Real Estate & Tactical Strategies Fund, Inc." to "DWS RREEF World Real Estate Fund, Inc." RREEF will continue to be responsible for managing the Fund's investments in global real estate securities and other permitted investments. The Fund's current portfolio management team consists of John F. Robertson, CFA, John Hammond, Daniel Ekins, William Leung, Jerry W. Ehlinger, CFA, John W. Vojticek and Ross McGlade.

The iGAP strategy attempted to take advantage of short-term inefficiencies and relative mispricings in the global equity, bond and currency markets and was implemented through the use of derivatives, primarily futures, forward and swap contracts. The iGAP strategy was implemented independently of the Fund's investments in real estate securities. The Fund may continue to use derivatives in connection with its investments in real estate securities, including, among others, forward foreign currency contracts, currency swaps and total return swaps.

As part of the foregoing change of strategy, on July 7, 2010, pursuant to Board approval, the Fund entered into a Credit Agreement for leverage purposes, which is permitted by the Fund's investment policies, with a commercial bank for a secured line of credit in an amount up to $50,000,000 (the "Credit Agreement"). DIMA and RREEF recommended the addition of borrowing, as they believe leverage can increase the yield opportunities for the Fund. The new credit facility has a maturity date of July 6, 2011. Loans under the facility generally bear interest at the applicable LIBOR rate plus 1.25%. A commitment fee on any unused portion of the credit line is charged to the Fund and is included with the interest expense. The amount the Fund borrows under the credit facility, which could be up to 33 1/3% of its total managed assets, and the interest rates charged on borrowed amounts may fluctuate during the life of the facility.

Under the terms of the Credit Agreement, the Fund is subject to certain restrictions on its investments. Moreover, certain covenants contained in the Credit Agreement impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act"). It is not currently anticipated that these covenants or guidelines will impede DIMA or RREEF from managing the Fund's portfolio in accordance with its investment objectives and policies. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total managed assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

Leverage creates risks for stockholders, including the likelihood of greater volatility of net asset value and market price. There is a risk that fluctuations in the interest rates on any borrowings may adversely affect the return to stockholders. If the return on the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. Nevertheless, the Fund, in its best judgment, may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. There is no assurance that the Fund's leveraging strategy will be successful.

Changes in the value of the Fund's portfolio (including investments bought with leverage proceeds) will be borne entirely by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees received by DIMA, RREEF and other subadvisors for investment management and advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total managed assets, including proceeds from the use of leverage.

Leverage involves risks and special considerations for the Fund's stockholders, including:

• the likelihood of greater volatility of net asset value and market price of and dividends on the Fund's shares than a comparable portfolio without leverage;

• the risk that fluctuations in interest rates on borrowings that the Fund must pay will reduce the return to stockholders; and

• the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale may reduce the Fund's net asset value for an extended period of time. Nevertheless, the Fund, in its best judgment, may determine to continue to use leverage if it expects that the benefits to the Fund's stockholders of maintaining the leveraged position will outweigh the current reduced return. The Fund's use of leverage may also impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

Lastly, effective as of June 30, 2010, pursuant to applicable provisions of the 1940 Act and rules thereunder, the Fund's diversification sub-classification changed from non-diversified to diversified. Since the Fund has operated as a diversified investment company at all times since its inception in June 2007, it is no longer permitted to operate as non-diversified without stockholder approval.

Notice of Possible Share Repurchases

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and on such terms as the Directors may determine.

Stockholder Meeting

In accordance with the Fund's charter and as described in the Fund's proxy statement for its 2010 Annual Meeting of Stockholders (the "Meeting"), the presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Fund (i.e., over 50%) was required to constitute a quorum at the Meeting. The Meeting was convened on July 12, 2010; however, a quorum was not present and consequently the Meeting was adjourned without action until August 9, 2010 in order to allow more time to solicit proxies and reach a quorum. The Meeting was reconvened on August 9, 2010; however, a sufficient number of holders of shares of the Fund were not present in person or by proxy to constitute a quorum and, without a quorum, the Fund could not conduct business with respect to the election of Directors or the stockholder proposal included in the Fund's proxy statement. The Annual Meeting was concluded and, accordingly, under Maryland law (the jurisdiction in which the Fund is incorporated), each incumbent Class III Director (Rebecca W. Rimel, Kenneth C. Froewiss, William N. Searcy, Jr. and Robert H. Wadsworth) nominated for re-election by the Board will continue in office as a holdover director until such time as his or her successor is elected and qualifies.

According to the final report of the independent Inspector of Election:

• Issued and outstanding shares of the Fund as of the record date (May 21, 2010) for the Meeting: 5,955,698

• Shares of the Fund represented at the Meeting in person or by proxy: 2,657,589, which corresponds to 44.62% of the shares issued and outstanding as of the record date

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"). A Plan Agent (currently, Computershare Inc.) has been appointed by the Fund's Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund's Web site at www.dws-investments.com or by calling (800) 294-4366.

Whenever the Fund declares an income dividend or a capital gains distribution payable in shares of common stock or cash at the option of the stockholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares of common stock to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Should the Fund declare an income dividend or capital gains distribution payable only in cash, the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of common stock for the Participant's account. Each Participant, semiannually, also has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. Optional cash payments should be made in US dollars and be sent by first-class mail, postage prepaid, to DWS Investments Service Company (the "Transfer Agent") at the following address:

DWS RREEF World Real Estate Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

210 West 10th Street, Kansas City, MO 64105

(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the shares of common stock are traded, in the OTC market or in negotiated transactions.

A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account.

The service fees for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each optional cash investment and a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than 10 days prior to any dividend or distribution record date; otherwise, such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund's common stock are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

If a Participant elects, by notice to the Plan Agent in writing in advance of such termination, to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to the Transfer Agent at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP One International Place Boston, MA 02110
Dividend Re-Investment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	DRP
CUSIP Number	23339T209

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments Attention: Correspondence — Chicago P.O. Box 219415 Kansas City, MO 64121-9415	Rev. 09/2009

Notes

Notes

DECEMBER 31, 2009 Annual Report to Shareholders

DWS RREEF Global Real Estate Securities Fund

Contents

4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
13 Portfolio Summary
15 Investment Portfolio
21 Financial Statements
25 Financial Highlights
29 Notes to Financial Statements
39 Report of Independent Registered Public Accounting Firm
40 Tax Information
41 Investment Management Agreement Approval
46 Summary of Management Fee Evaluation by Independent Fee Consultant
51 Board Members and Officers
55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2009

Average Annual Total Returns as of 12/31/09
Unadjusted for Sales Charge	1-Year	3-Year	Life of Fund*
Class A	36.71%	-13.50%	-6.04%
Class C	35.68%	-14.27%	-6.87%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	28.85%	-15.19%	-7.62%
Class C (max 1.00% CDSC)	35.68%	-14.27%	-6.87%
No Sales Charges
Class S	37.13%	-13.29%	-5.81%
Institutional Class	37.07%	-13.20%	-5.74%
FTSE EPRA/NAREIT Developed Real Estate Index+	38.26%	-12.39%	-4.76%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2009 are 1.73%, 2.49%, 1.87% and 1.27% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
DWS RREEF Global Real Estate Securities Fund — Class A FTSE EPRA/NAREIT Developed Real Estate Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 12/31/09	$ 6.73	$ 6.75	$ 6.71	$ 6.72
12/31/08	$ 5.38	$ 5.40	$ 5.37	$ 5.38
Distribution Information Twelve months as of 12/31/09: Income Dividends	$ .62	$ .56	$ .64	$ .64

Lipper Rankings — Global Real Estate Funds Category as of 12/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	28	of	80	35
3-Year	34	of	50	67
Class C 1-Year	35	of	80	44
3-Year	38	of	50	75
Class S 1-Year	24	of	80	30
3-Year	31	of	50	61
Institutional Class 1-Year	25	of	80	31
3-Year	30	of	50	59

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,281.40	$ 1,276.40	$ 1,282.90	$ 1,282.50
Expenses Paid per $1,000*	$ 8.11	$ 12.39	$ 7.54	$ 6.33
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,018.10	$ 1,014.32	$ 1,018.60	$ 1,019.66
Expenses Paid per $1,000*	$ 7.17	$ 10.97	$ 6.67	$ 5.60
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF Global Real Estate Securities Fund	1.41%	2.16%	1.31%	1.10%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS RREEF Global Real Estate Securities Fund:

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS RREEF Global Real Estate Securities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.

Pursuant to agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the fund. The sub-subadvisors, which are indirect, wholly owned subsidiaries of Deutsche Bank AG, act under the supervision of the Board, DIMA and RREEF. RREEF allocates, and reallocates as it deems appropriate, the fund's assets among the sub-subadvisors.

RREEF Global Advisers Limited evaluates stock selections for the European portion of the fund's portfolio. Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited evaluate stock selections for the Asian and Australian portions of the fund's portfolio, respectively.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John F. Robertson, CFA Lead Portfolio Manager
Daniel Ekins	William Leung
John Hammond	John W. Vojticek
Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

All four major regions for real estate carried over their disappointing performance from 2008 into the first quarter of 2009 as unfavorable macroeconomic news weighed on real estate securities worldwide. However, the global real estate market rebounded very strongly in the second and third quarters of 2009 as investors were encouraged by hints of a turnaround for the global economy. Also, in what became a very important trend for real estate investment worldwide in 2009, in the second quarter many US REIT firms were able to prop up their balance sheets by issuing equity. Though such issuance can dilute the value of existing shares somewhat, these companies benefited by reducing the proportion of debt on their balance sheets, eliminating the risk of bankruptcy that had been priced into many real estate issues. This equity issuance strategy by commercial real estate firms was also employed in other parts of the world as investor risk appetite returned. Early in the fourth quarter, the rally in global real estate shares paused briefly as investors grew cautious regarding the progress of the global economic recovery. However, the rally resumed to close out the year as reassuring economic data caused investors to seek greater returns through more highly leveraged real estate investment issues.

For its most recent year ended December 31, 2009, the fund returned 36.71%. (Class A shares; returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, returned 38.26%.1 The fund's return exceeded the 35.22% return of its peer group, the Lipper Global Real Estate Funds average.2

In addition to real estate firms' newfound ability to issue equity, two additional factors gave an important boost to global real estate securities markets in 2009. First, gradual recovery in the global credit markets also improved the fortunes of many real estate securities firms: the fact that many of these companies could once again issue medium- to longer-term debt — initially at high costs and later at reduced costs — significantly eased financial pressures on a number of these firms. Second, innovative central bank policies to restore credit flows around the world, in conjunction with enormous economic stimulus measures from China, the United States and other countries, helped to stave off an even more severe economic downturn and restore some measure of investor confidence.

For the fund's most recent fiscal year, stock selection contributed to performance, while regional allocation had a neutral effect on returns. Stock selection was fairly strong across the globe, except in Asia, where it detracted from performance.

Positive Contributors to Fund Performance

During the second quarter, our decision to take an overweight position in the US REIT Kimco Realty Corp.* — as the company successfully issued additional equity — significantly boosted performance.3 The purchase of Kimco came as part of our strategy to increase the fund's risk profile, as we saw positive market momentum emerging with the first few equity issuance transactions by North American REITs. In addition, the fund's holdings in the British student housing firm UNITE Group PLC posted strong gains as risk appetite returned to the market. UNITE has also benefited from improvements to its capital structure. Lastly, the timing of our regional allocation to Australia — shifting the size of the fund's position based on changing economic circumstances for that country during the period — contributed to performance.

Negative Contributors to Fund Performance

The fund's position in the UK firm ARGO Real Estate Opportunities Fund Ltd.* detracted from returns. In early 2009, ARGO's eastern European investments suffered due to the global liquidity squeeze. Argo was sold later in the year, after its share price had fallen significantly. Also, the fund's underweight earlier in the period to Shimao Property Holdings Ltd., a leading property developer in China, subtracted from returns as China's property stocks performed well. We subsequently increased our position there to an overweight based on increased earnings expectations for Shimao Property. Holdings in Tokyo Tatemono Co., Ltd.* detracted as the stock was hurt by macroeconomic concerns for Japan that could negatively affect the Japanese office market.

Outlook and Positioning

In terms of the fund's regional allocations going forward, we continue to overweight Asia, with a special emphasis on Hong Kong and Singapore, where we expect the residential real estate market to benefit from strong demand. We also believe that many Japanese real estate firms are now attractively priced. We have reduced the fund's overweight to Australia based on less attractive valuations there. We have also moved the fund's holdings in North America closer to a neutral weight, because many REIT firms there have improved their balance sheets through improved access to credit. In Europe, we remain underweight for the region overall, but overweight in the UK, as property values there are improving much faster than had been expected. The key risk to our thesis there is the possibility of a rapid rise in interest rates due to the removal of the unprecedented monetary and fiscal stimulus that we have seen across the globe.

We believe that the global economy has turned positive, following the worst economic downturn in decades. Global capital markets — and credit markets in particular — continue to show improvement, which in turn has set the stage for renewed merger and acquisition (M&A) activity in the global real estate investment market. Increased M&A activity should provide an upward boost to real estate investment company prices.

1 The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Global Real Estate Funds Category is a group of mutual funds that invest at least 25% but less than 75%of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Global Real Estate Funds category. For the 1- and 3-year periods, this category's average was 35.22% (80 funds) and -12.76% (50 funds) respectively, as of 12/31/09. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of December 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	99%	98%
Cash Equivalents	1%	1%
Closed-End Investment Companies	—	1%
	100%	100%

Sector Diversification (As a % of Common Stocks, Corporate Bonds, Rights and Warrants)	12/31/09	12/31/08

Diversified	49%	42%
Shopping Centers	13%	14%
Office	11%	17%
Health Care	7%	7%
Apartments	6%	7%
Regional Malls	6%	4%
Storage	4%	4%
Hotels	2%	1%
Industrials	2%	3%
Manufactured Homes	—	1%
	100%	100%

Geographical Diversification (As a % of Common Stocks, Corporate Bonds, Rights and Warrants)	12/31/09	12/31/08

United States	38%	39%
Hong Kong	19%	13%
Australia	10%	9%
Japan	9%	18%
United Kingdom	8%	8%
Singapore	5%	3%
France	4%	5%
Canada	3%	2%
Netherlands	2%	1%
Sweden	—	1%
Other	2%	1%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2009 (34.5% of Net Assets)	Country	Percent
1. Sun Hung Kai Properties Ltd. Specializes in premium-quality residential and commercial projects for sale and investment	Hong Kong	5.9%
2. Simon Property Group, Inc. Owner and operator of regional shopping malls	United States	5.0%
3. Westfield Group Invests in, leases and manages shopping centers	Australia	3.7%
4. Boston Properties, Inc. Developer of commercial and industrial real estate	United States	3.5%
5. Unibail-Rodamco SE Investor and developer of real estate investments	France	3.3%
6. Mitsubishi Estate Co., Ltd. Owner and developer of residential and office properties	Japan	3.0%
7. Mitsui Fudosan Co., Ltd. Builds, sells, leases and manages real estate properties	Japan	2.8%
8. Public Storage Owner and operator of personal and business mini-warehouses	United States	2.6%
9. AvalonBay Communities, Inc. Self-managed, multi-family real estate investment trust	United States	2.4%
10. CapitaLand Ltd. Operates residential and commercial properties	Singapore	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2009

	Shares	Value ($)

Common Stocks 98.2%
Australia 10.0%
Ardent Leisure Group	266,545	405,979
CFS Retail Property Trust	3,286,083	5,565,354
Charter Hall Group	709,158	441,130
Commonwealth Property Office Fund	4,002,789	3,461,457
Dexus Property Group	3,781,454	2,855,363
Goodman Group	11,308,911	6,364,221
GPT Group	15,069,735	8,093,270
Macquarie Office Trust	10,739,862	2,953,608
Mirvac Group	1,528,838	2,126,893
Stockland	3,379,674	11,876,773
Westfield Group	2,283,684	25,468,282
(Cost $56,775,794)		69,612,330
Austria 0.2%
Immofinanz AG* (a) (Cost $1,586,198)	350,000	1,253,859
Brazil 0.3%
Multiplan Empreendimentos Imobiliarios SA (Cost $1,831,111)	119,400	2,221,051
Canada 2.8%
Allied Properties Real Estate Investment Trust	109,450	2,023,964
Chartwell Seniors Housing Real Estate Investment Trust 144A*	332,500	2,235,000
Chartwell Seniors Housing Real Estate Investment Trust	237,300	1,595,085
First Capital Realty, Inc. (b)	5,500	113,912
First Capital Realty, Inc. (b)	179,450	3,716,486
First Capital Realty, Inc. 144A*	58,250	1,206,382
InnVest Real Estate Investment Trust	310,900	1,581,477
RioCan Real Estate Investment Trust	354,250	6,723,586
(Cost $15,047,446)		19,195,892
Channel Islands 0.4%
Camper & Nicholsons Marina Investments Ltd.*	1,550,000	726,033
LXB Retail Properties PLC*	1,346,600	2,109,779
(Cost $4,108,401)		2,835,812
Finland 0.3%
Technopolis Oyj (Cost $3,332,759)	430,000	1,913,588
France 3.7%
Fonciere des Regions (a)	19,540	1,998,342
Klepierre	23,500	955,967
Unibail-Rodamco SE	104,500	23,004,431
(Cost $18,518,185)		25,958,740
Hong Kong 18.4%
China Overseas Land & Investment Ltd.	6,940,480	14,514,705
China Resources Land Ltd.	3,742,000	8,442,525
Hang Lung Properties Ltd.	2,497,000	9,755,689
Henderson Land Development Co., Ltd.	1,521,500	11,375,632
Hongkong Land Holdings Ltd.	2,417,000	11,894,661
Kerry Properties Ltd.	1,288,146	6,504,242
Shimao Property Holdings Ltd. (c)	3,102,000	5,817,867
Sino Land Co., Ltd.	1,464,000	2,841,314
Sun Hung Kai Properties Ltd.	2,792,000	41,428,931
The Link REIT	2,956,000	7,491,936
Wharf (Holdings) Ltd.	1,486,000	8,497,089
(Cost $116,827,107)		128,564,591
Italy 0.2%
Beni Stabili SpA (Cost $1,898,559)	2,000,000	1,643,880
Japan 8.5%
AEON Mall Co., Ltd.	116,200	2,248,616
Japan Real Estate Investment Corp.	611	4,484,834
Mitsubishi Estate Co., Ltd.	1,310,000	20,778,526
Mitsui Fudosan Co., Ltd.	1,157,000	19,429,280
MORI TRUST Sogo Reit, Inc.	198	1,591,350
Sumitomo Realty & Development Co., Ltd.	525,000	9,846,632
Top REIT, Inc.	261	1,153,720
(Cost $74,706,332)		59,532,958
Malta 0.0%
BGP Holdings PLC* (Cost $0)	9,642,377	9
Netherlands 1.7%
Corio NV	93,900	6,413,173
VastNed Retail NV	40,000	2,626,365
Wereldhave NV	30,300	2,895,141
(Cost $10,007,265)		11,934,679
Philippines 0.3%
Megaworld Corp. (Cost $1,654,823)	71,011,000	2,244,195
Singapore 5.4%
Ascendas Real Estate Investment Trust	3,460,000	5,418,507
CapitaLand Ltd.	5,447,500	16,135,353
CapitaMalls Asia Ltd.*	4,407,000	7,967,954
CDL Hospitality Trusts	2,194,000	2,698,794
Suntec Real Estate Investment Trust	5,951,000	5,692,110
(Cost $32,870,579)		37,912,718
South Africa 0.3%
Growthpoint Properties Ltd. (Units) (Cost $2,210,465)	1,200,000	2,276,421
Thailand 0.2%
Amata Corp. PCL (Foreign Registered) (Cost $1,449,762)	5,535,600	1,220,356
United Kingdom 8.3%
Big Yellow Group PLC* (a)	550,000	3,136,657
British Land Co. PLC	1,125,000	8,623,586
Capital & Regional PLC*	3,450,000	1,887,164
Conygar Investment Co. PLC*	550,000	1,123,643
Derwent London PLC	160,000	3,379,409
Great Portland Estates PLC	907,467	4,203,725
Hammerson PLC	230,000	1,561,914
Hansteen Holdings PLC	860,000	1,117,372
Helical Bar PLC	350,000	1,918,799
Land Securities Group PLC	437,800	4,797,955
Liberty International PLC	732,000	6,028,331
London & Stamford Property Ltd.	925,000	1,785,149
Max Property Group PLC*	840,000	1,634,798
NR Nordic & Russia Properties Ltd.	1,300,000	474,590
Primary Health Properties PLC	180,000	840,763
Quintain Estates & Development PLC*	1,637,795	1,573,499
Safestore Holdings PLC	1,000,000	2,663,962
Segro PLC	140,000	772,789
Songbird Estates PLC*	509,999	1,316,568
South African Property Opportunities PLC*	1,700,000	1,400,379
St. Modwen Properties PLC*	244,625	759,706
Terrace Hill Group PLC	2,000,000	645,686
UNITE Group PLC*	1,300,000	6,286,601
(Cost $55,557,633)		57,933,045
United States 37.2%
American Campus Communities, Inc. (REIT) (a)	190,500	5,353,050
Apartment Investment & Management Co. "A" (REIT)	429,500	6,837,640
AvalonBay Communities, Inc. (REIT) (a)	202,608	16,636,143
BioMed Realty Trust, Inc. (REIT)	318,250	5,021,985
Boston Properties, Inc. (REIT) (a)	364,600	24,453,722
Brandywine Realty Trust (REIT)	171,950	1,960,230
BRE Properties, Inc. (REIT) (a)	226,650	7,497,582
Camden Property Trust (REIT)	24,550	1,040,184
Cogdell Spencer, Inc. (REIT)	260,350	1,473,581
DiamondRock Hospitality Co. (REIT)	160,550	1,359,859
Digital Realty Trust, Inc. (REIT) (a)	179,650	9,032,802
Douglas Emmett, Inc. (REIT) (a)	184,400	2,627,700
Duke Realty Corp. (REIT)	271,200	3,300,504
Education Realty Trust, Inc. (REIT)	34,900	168,916
Equity Residential (REIT)	159,400	5,384,532
Government Properties Income Trust (REIT)	19,050	437,769
HCP, Inc. (REIT)	215,700	6,587,478
Health Care REIT, Inc. (REIT) (a)	238,000	10,548,160
Host Hotels & Resorts, Inc. (REIT)	195,305	2,279,209
Kilroy Realty Corp. (REIT) (a)	141,400	4,336,738
LaSalle Hotel Properties (REIT)	227,250	4,824,517
LTC Properties, Inc. (REIT)	60,490	1,618,108
Mack-Cali Realty Corp. (REIT)	89,550	3,095,743
Nationwide Health Properties, Inc. (REIT) (a)	275,136	9,679,284
ProLogis (REIT) (a)	840,200	11,502,338
PS Business Parks, Inc. (REIT)	56,450	2,825,323
Public Storage (REIT) (a)	222,850	18,151,132
Ramco-Gershenson Properties Trust (REIT)	151,050	1,441,017
Regency Centers Corp. (REIT) (a)	421,319	14,771,444
Retail Opportunity Investments Corp.*	138,950	1,404,785
Senior Housing Properties Trust (REIT) (a)	454,370	9,937,072
Simon Property Group, Inc. (REIT) (a)	438,203	34,968,599
SL Green Realty Corp. (REIT) (a)	128,950	6,478,448
Sovran Self Storage, Inc. (REIT)	70,650	2,524,325
Strategic Hotels & Resorts, Inc. (REIT)*	53,200	98,952
Sunstone Hotel Investors, Inc. (REIT)*	606,550	5,386,164
Tanger Factory Outlet Centers, Inc. (REIT)	71,450	2,785,836
Taubman Centers, Inc. (REIT) (a)	132,950	4,774,234
Washington Real Estate Investment Trust (REIT) (a)	245,400	6,760,770
(Cost $211,018,176)		259,365,875
Total Common Stocks (Cost $609,400,595)		685,619,999

Warrants 0.0%
France
Fonciere des Regions, Expiration Date 12/31/2010* (a) (Cost $0)	25,000	21,109

Closed-End-Investment Company 0.2%
ProLogis European Properties* (Cost $754,687)	220,000	1,355,267

Securities Lending Collateral 23.0%
Daily Assets Fund Institutional, 0.17% (d) (e) (Cost $160,581,708)	160,581,708	160,581,708

Cash Equivalents 0.7%
Central Cash Management Fund, 0.14% (d) (Cost $4,988,521)	4,988,521	4,988,521

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $775,725,511)+	122.1	852,566,604
Other Assets and Liabilities, Net	(22.1)	(154,505,868)
Net Assets	100.0	698,060,736

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.
+ The cost for federal income tax purposes was $919,899,667. At December 31, 2009, net unrealized depreciation for all securities based on tax cost was $67,333,063. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $104,034,455 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $171,367,518.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $153,674,219, which is 22.0% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Security is listed in country of domicile. Significant business activities of company are in China.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments
Australia	$ —	$ 69,612,330	$ —	$ 69,612,330
Austria	—	1,253,859	—	1,253,859
Brazil	2,221,051	—	—	2,221,051
Canada	19,195,892	—	—	19,195,892
Channel Islands	—	2,835,812	—	2,835,812
Finland	—	1,913,588	—	1,913,588
France	21,109	25,958,740	—	25,979,849
Hong Kong	—	128,564,591	—	128,564,591
Italy	—	1,643,880	—	1,643,880
Japan	—	59,532,958	—	59,532,958
Malta	—	9	—	9
Netherlands	—	11,934,679	—	11,934,679
Philippines	—	2,244,195	—	2,244,195
Singapore	—	37,912,718	—	37,912,718
South Africa	—	2,276,421	—	2,276,421
Thailand	—	1,220,356	—	1,220,356
United Kingdom	—	56,532,666	1,400,379	57,933,045
United States	259,365,875	—	—	259,365,875
Closed-End Investment Company	—	1,355,267	—	1,355,267
Short-Term Investments (f)	165,570,229	—	—	165,570,229
Total	$ 446,374,156	$ 404,792,069	$ 1,400,379	$ 852,566,604
(f) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Common Stock
United Kingdom
Balance as of December 31, 2008	$ —
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	373,825
Amortization premium/discount	—
Net purchases (sales)	—
Net transfers in (out) of Level 3	1,026,554
Balance as of December 31, 2009	$ 1,400,379
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2009	$ 373,825

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $610,155,282) — including $153,674,219 of securities loaned	$ 686,996,375
Investment in Daily Assets Fund Institutional (cost $160,581,708)*	160,581,708
Investment in Central Cash Management Fund (cost $4,988,521)	4,988,521
Total investments, at value (cost $775,725,511)	852,566,604
Foreign currency, at value (cost $7,205,365)	7,193,899
Receivable for investments sold	800,357
Receivable for Fund shares sold	3,241,499
Dividends receivable	1,836,364
Interest receivable	36,016
Foreign taxes recoverable	92,201
Other assets	52,572
Total assets	865,819,512
Liabilities
Payable upon return of securities loaned	160,581,708
Payable for investments purchased	5,151,122
Payable for Fund shares redeemed	1,063,074
Accrued management fee	467,802
Other accrued expenses and payables	495,070
Total liabilities	167,758,776
Net assets, at value	$ 698,060,736
Net Assets Consist of
Accumulated distributions in excess of net investment income	(29,182,917)
Net unrealized appreciation (depreciation) on: Investments	76,841,093
Foreign currency	13,350
Accumulated net realized gain (loss)	(476,021,124)
Paid-in capital	1,126,410,334
Net assets, at value	$ 698,060,736
* Represents collateral on securities loaned
Statement of Assets and Liabilities as of December 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($370,982,438 ÷ 55,154,477 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.73
Maximum offering price per share (100 ÷ 94.25 of $6.73)	$ 7.14
Class C
Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,715,453 ÷ 3,660,768 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 6.75
Class S Net Asset Value, offering and redemption price(a) per share ($96,497,808 ÷ 14,377,080 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.71
Institutional Class
Net Asset Value, offering and redemption price(a) per share ($205,865,037 ÷ 30,619,286 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 6.72
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,440,403)	$ 18,764,516
Income distributions — affiliated cash management vehicles	22,536
Interest	227,772
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	453,890
Total Income	19,468,714
Expenses: Management fee	5,310,870
Administration fee	532,053
Services to shareholders	1,476,698
Custodian fee	173,923
Distribution and service fees	871,360
Professional fees	93,966
Trustees' fees and expenses	13,281
Reports to shareholders	119,117
Registration fees	87,559
Other	48,046
Total expenses before expense reductions	8,726,873
Expense reductions	(1,445,319)
Total expenses after expense reductions	7,281,554
Net investment income	12,187,160
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $2,667)	(168,485,387)
Capital gain dividends received	1,300,240
Foreign currency	148,982
(167,036,165)
Change in net unrealized appreciation (depreciation) on: Investments	335,312,436
Foreign currency	(11,414)
335,301,022
Net gain (loss)	168,264,857
Net increase (decrease) in net assets resulting from operations	$ 180,452,017

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income	$ 12,187,160	$ 14,365,244
Net realized gain (loss)	(167,036,165)	(261,369,340)
Change in net unrealized appreciation (depreciation)	335,301,022	(210,840,625)
Net increase (decrease) in net assets resulting from operations	180,452,017	(457,844,721)
Distributions to shareholders from: Net investment income: Class A	(31,152,545)	(254,558)
Class C	(1,934,678)	—
Class S	(8,465,764)	(463,851)
Institutional Class	(18,487,710)	(973,523)
Return of capital: Class A	—	(284,595)
Class S	—	(87,523)
Institutional Class	—	(165,788)
Total distributions	(60,040,697)	(2,229,838)
Fund share transactions: Proceeds from shares sold	264,152,194	468,118,106
Reinvestment of distributions	53,793,467	1,955,336
Cost of shares redeemed	(230,445,845)	(335,868,582)
Redemption fees	7,078	26,422
Net increase (decrease) in net assets from Fund share transactions	87,506,894	134,231,282
Increase (decrease) in net assets	207,918,214	(325,843,277)
Net assets at beginning of period	490,142,522	815,985,799
Net assets at end of period (including accumulated distributions in excess of net investment income of $29,182,917 and $1,883,182, respectively)	$ 698,060,736	$ 490,142,522

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006a
Selected Per Share Data
Net asset value, beginning of period	$ 5.38	$ 10.50	$ 12.22	$ 10.00
Income (loss) from investment operations: Net investment incomeb	.13	.16	.13	.08
Net realized and unrealized gain (loss)	1.84	(5.27)	(1.05)	2.34
Total from investment operations	1.97	(5.11)	(.92)	2.42
Less distributions from: Net investment income	(.62)	(.00)***	(.63)	(.15)
Net realized gains	—	—	(.17)	(.05)
Return of capital	—	(.01)	—	—
Total distributions	(.62)	(.01)	(.80)	(.20)
Redemption fee	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.73	$ 5.38	$ 10.50	$ 12.22
Total Return (%)c,d	36.71	(48.64)	(7.84)	24.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	371	226	424	288
Ratio of expenses before expense reductions (%)	1.75	1.73	1.71	1.97*
Ratio of expenses after expense reductions (%)	1.44	1.50	1.51	1.51*
Ratio of net investment income (%)	2.22	1.92	1.14	1.39*
Portfolio turnover rate (%)	114	77	71	28**
a For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended December 31,	2009	2008	2007	2006a
Selected Per Share Data
Net asset value, beginning of period	$ 5.40	$ 10.62	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment incomeb	.10	.09	.03	.02
Net realized and unrealized gain (loss)	1.81	(5.31)	(1.06)	2.35
Total from investment operations	1.91	(5.22)	(1.03)	2.37
Less distributions from: Net investment income	(.56)	—	(.41)	(.09)
Net realized gains	—	—	(.17)	(.05)
Total distributions	(.56)	—	(.58)	(.14)
Redemption fee	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.75	$ 5.40	$ 10.62	$ 12.23
Total Return (%)c,d	35.68	(49.15)	(8.67)	23.75**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	30	90	27
Ratio of expenses before expense reductions (%)	2.56	2.49	2.42	2.51*
Ratio of expenses after expense reductions (%)	2.21	2.26	2.40	2.45*
Ratio of net investment income (%)	1.45	1.16	.25	.45*
Portfolio turnover rate (%)	114	77	71	28**
a For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended December 31,	2009	2008	2007	2006a
Selected Per Share Data
Net asset value, beginning of period	$ 5.37	$ 10.50	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment incomeb	.14	.18	.16	.08
Net realized and unrealized gain (loss)	1.84	(5.27)	(1.06)	2.36
Total from investment operations	1.98	(5.09)	(.90)	2.44
Less distributions from: Net investment income	(.64)	(.03)	(.66)	(.16)
Net realized gains	—	—	(.17)	(.05)
Return of capital	—	(.01)	—	—
Total distributions	(.64)	(.04)	(.83)	(.21)
Redemption fee	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.71	$ 5.37	$ 10.50	$ 12.23
Total Return (%)c	37.13	(48.48)	(7.72)	24.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	77	123	20
Ratio of expenses before expense reductions (%)	1.83	1.87	1.70	1.50*
Ratio of expenses after expense reductions (%)	1.29	1.26	1.35	1.41*
Ratio of net investment income (%)	2.37	2.16	1.29	1.49*
Portfolio turnover rate (%)	114	77	71	28**
a For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2009	2008	2007	2006a
Selected Per Share Data
Net asset value, beginning of period	$ 5.38	$ 10.49	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment incomeb	.15	.18	.17	.09
Net realized and unrealized gain (loss)	1.83	(5.25)	(1.07)	2.35
Total from investment operations	1.98	(5.07)	(.90)	2.44
Less distributions from: Net investment income	(.64)	(.03)	(.67)	(.16)
Net realized gains	—	—	(.17)	(.05)
Return of capital	—	(.01)	—	—
Total distributions	(.64)	(.04)	(.84)	(.21)
Redemption fee	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.72	$ 5.38	$ 10.49	$ 12.23
Total Return (%)c	37.07	(48.34)	(7.64)	24.35**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	206	158	180	5
Ratio of expenses before expense reductions (%)	1.24	1.27	1.30	1.46*
Ratio of expenses after expense reductions (%)	1.17	1.26	1.29	1.36*
Ratio of net investment income (%)	2.49	2.16	1.35	1.54*
Portfolio turnover rate (%)	114	77	71	28**
a For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF Global Real Estate Securities Fund (the "Fund") is a diversified series (effective July 21, 2009) of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. Prior to July 21, 2009, the Fund was a non-diversified series of the Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $355,864,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($114,143,000) and December 31, 2017 ($241,721,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through December 31, 2009, the Fund incurred approximately $9,964,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. With respect to the Fund's investment in passive foreign investment companies, for US tax purposes, such investments may, among other things, cause the Fund to recognize and distribute taxable income without a corresponding receipt of cash as a result of recognizing certain unrealized gains at year end as ordinary income that would have otherwise been treated as capital gain upon disposition. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 4,694,787
Capital loss carryforwards	$ (355,864,000)
Net unrealized appreciation (depreciation) on investments	$ (67,333,063)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended December 31,
	2009	2008
Distributions from ordinary income*	$ 60,040,697	$ 1,691,932
Return of capital	$ —	$ 537,906
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a United States Real Estate Investment Trust ("US REIT") investment based on information provided by the US REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a US REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from US REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital for tax reporting purposes. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $640,698,586 and $597,932,192, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor.

Under the Investment Management Agreement the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	1.000%
Next $500 million of such net assets	.985%
Next $1 billion of such net assets	.960%
Next $2 billion of such net assets	.945%

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Pursuant to investment subadvisory agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the Fund. The sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the Fund's investments in specific foreign markets. The subadvisor pays each sub-subadvisor for its services from the investment advisory fee it receives from the Advisor.

For the period from January 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.50%
Class C	2.26%
Class S	1.26%
Institutional Class	1.26%

Effective October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.60%
Class C	2.35%
Class S	1.35%
Institutional Class	1.35%

In addition, for the period from October 1, 2009 through December 31, 2009, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.50%
Class C	2.25%
Institutional Class	1.25%

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.20% of the Fund's average daily net assets.

Accordingly, for the year ended December 31, 2009, the Advisor waived a portion of its management fee aggregating $337,788 and the amount charged aggregated $4,973,082, which was equivalent to an annual effective rate of 0.93% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2009, the Administration Fee was $532,053, of which $58,680 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2009
Class A	$ 722,311	$ 638,782	$ 83,529
Class C	75,563	69,447	6,116
Class S	385,229	375,361	9,868
Institutional Class	28,339	23,941	4,398
	$ 1,211,442	$ 1,107,531	$ 103,911

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2009
Class C	$ 173,244	$ 15,717

In addition, DIDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2009	Annual Effective Rate
Class A	$ 640,658	$ 106,808.24%
Class C	57,458	5,199.25%
	$ 698,116	$ 112,007

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2009 aggregated $4,800.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on a rate of 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2009, the CDSC for Class C shares aggregated $3,890. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2009, DIDI received $6,863 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $36,509, of which $8,749 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2009, DWS Alternative Asset Allocation Plus Fund held 11% of the total shares outstanding of the Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	25,696,850	$ 149,015,583	16,059,795	$ 131,907,499
Class C	527,691	3,394,516	1,319,040	12,097,428
Class S	5,611,914	32,198,258	9,564,214	77,093,955
Institutional Class	14,578,613	79,543,837	29,444,607	247,019,224
		$ 264,152,194		$ 468,118,106
Shares issued to shareholders in reinvestment of distributions
Class A	4,631,428	$ 30,474,809	98,419	$ 523,328
Class C	222,905	1,473,402	—	—
Class S	1,050,522	6,902,053	87,545	463,784
Institutional Class	2,271,003	14,943,203	182,486	968,224
		$ 53,793,467		$ 1,955,336
Shares redeemed
Class A	(17,090,052)	$ (94,396,167)	(14,584,037)	$ (112,199,915)
Class C	(2,557,742)	(13,398,471)	(4,292,050)	(35,055,754)
Class S	(6,559,399)	(35,551,977)	(7,104,066)	(54,232,497)
Institutional Class	(15,680,533)	(87,099,230)	(17,313,800)	(134,380,416)
		$ (230,445,845)		$ (335,868,582)
Redemption fees		$ 7,078		$ 26,422
Net increase (decrease)
Class A	13,238,226	$ 85,095,317	1,574,177	$ 20,233,405
Class C	(1,807,146)	(8,530,533)	(2,973,010)	(22,957,181)
Class S	103,037	3,553,719	2,547,693	23,335,502
Institutional Class	1,169,083	7,388,391	12,313,293	113,619,556
		$ 87,506,894		$ 134,231,282

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including US REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

H. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 24, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS RREEF Global Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Global Real Estate Securities Fund (the "Fund") at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS"), the sub-advisory agreement (the "Sub-Advisory Agreement") between DWS and RREEF America LLC ("RREEF"), an affiliate of DWS, and the sub-sub-advisory agreements (the "Sub-Sub-Advisory Agreements," and together with the Agreement and Sub-Advisory Agreement, the "Agreements") between RREEF and each of RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "Sub-Sub-Advisors"), all affiliates of DWS, in September 2009.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS, RREEF and the Sub-Sub-Advisors are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, RREEF's and the Sub-Sub-advisors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, RREEF and the Sub-Sub-Advisors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS, RREEF and the Sub-Sub-Advisors to attract and retain high-quality personnel, and the organizational depth and stability of DWS, RREEF and the Sub-Sub-Advisors. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2008. The Board observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, RREEF and the Sub-Sub-Advisors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory and sub-sub-advisory fee schedules, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). With respect to the sub-advisory and sub-sub-advisory fees paid to RREEF and the Sub-Sub-Advisors, the Board noted that the fees are paid by DWS and RREEF, respectively, out of their fees and not directly by the Fund. The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Trustees also observed that the Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive. The Board noted that, in connection with the 2009 contract renewal process, DWS had agreed to reduce the Fund's contractual management fee rate by 0.20% effective October 1, 2009 through September 30, 2010.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, RREEF and the Sub-Sub-Advisors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Assistant Secretary, 1997-present	Managing Director3, Deutsche Asset Management
Rita Rubin8 (1970) Assistant Secretary, 2009-present
Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jason Vazquez8 (1972) Anti-Money Laundering Compliance Officer, 2007-present
Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management
J. Christopher Jackson8 (1951) Chief Legal Officer, 2006-present
Director3, Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 345 Park Avenue, New York, New York 10154.
7 Address: One Beacon Street, Boston, MA 02108.
8 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	RRGAX	RRGCX	RRGTX	RRGIX
CUSIP Number	23336Y 672	23336Y 664	23336Y 649	23336Y 656
Fund Number	456	756	2365	811

Notes

Notes

Notes

Notes

Notes

JUNE 30, 2010 Semiannual Report to Shareholders

DWS RREEF Global Real Estate Securities Fund

Contents

4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Summary
11 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
25 Notes to Financial Statements
35 Other Information
36 Summary of Management Fee Evaluation by Independent Fee Consultant
41 Account Management Resources
42 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2010

Average Annual Total Returns as of 6/30/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	Life of Fund*
Class A	-5.91%	20.57%	-15.31%	-6.75%
Class C	-6.32%	19.57%	-16.05%	-7.57%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-11.32%	13.64%	-16.97%	-8.12%
Class C (max 1.00% CDSC)	-7.25%	19.57%	-16.05%	-7.57%
No Sales Charges
Class S	-5.92%	20.70%	-15.11%	-6.55%
Institutional Class	-5.76%	20.87%	-14.99%	-6.45%
FTSE EPRA/NAREIT Developed Real Estate Index+	-4.23%	25.05%	-13.65%	-5.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 1.75%, 2.56%, 1.83% and 1.24% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
DWS RREEF Global Real Estate Securities Fund — Class A FTSE EPRA/NAREIT Developed Real Estate Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.

+ The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price.

Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 6/30/10	$ 6.28	$ 6.28	$ 6.27	$ 6.29
12/31/09	$ 6.73	$ 6.75	$ 6.71	$ 6.72
Distribution Information Six months as of 6/30/10: Income Dividends	$ .05	$ .05	$ .05	$ .05

Lipper Rankings — Global Real Estate Funds Category as of 6/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	61	of	85	71
3-Year	43	of	55	77
Class C 1-Year	72	of	85	84
3-Year	45	of	55	81
Class S 1-Year	59	of	85	69
3-Year	42	of	55	75
Institutional Class 1-Year	56	of	85	66
3-Year	41	of	55	74

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 940.90	$ 936.80	$ 940.80	$ 942.40
Expenses Paid per $1,000*	$ 7.17	$ 10.80	$ 6.50	$ 4.91
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 1,017.41	$ 1,013.64	$ 1,018.10	$ 1,019.74
Expenses Paid per $1,000*	$ 7.45	$ 11.23	$ 6.76	$ 5.11

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF Global Real Estate Securities Fund	1.49%	2.25%	1.35%	1.02%

For more information, please refer to the Fund's prospectuses.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%

Sector Diversification (As a % of Common Stocks and Warrants)	6/30/10	12/31/09

Diversified	44%	49%
Shopping Centers	13%	13%
Office	11%	11%
Apartments	9%	6%
Regional Malls	7%	6%
Health Care	7%	7%
Hotels	4%	2%
Storage	4%	4%
Industrials	1%	2%
	100%	100%

Geographical Diversification (As a % of Common Stocks and Warrants)	6/30/10	12/31/09

United States	43%	38%
Hong Kong	16%	19%
Japan	10%	9%
Australia	9%	10%
United Kingdom	6%	8%
Singapore	5%	5%
Canada	4%	3%
France	3%	4%
Netherlands	2%	2%
Other	2%	2%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2010 (33.4% of Net Assets)	Country	Percent
1. Simon Property Group, Inc. Owner and operator of regional shopping malls	United States	5.8%
2. Sun Hung Kai Properties Ltd. Specializes in premium-quality residential and commercial projects for sale and investment	Hong Kong	5.5%
3. Westfield Group Invests in, leases and manages shopping centers	Australia	3.7%
4. Public Storage Owner and operator of personal and business mini-warehouses	United States	2.9%
5. AvalonBay Communities, Inc. Self-managed, multi-family real estate investment trust	United States	2.8%
6. Unibail-Rodamco SE Investor and developer of real estate investments	France	2.7%
7. Mitsubishi Estate Co., Ltd. Owner and developer of residential and office properties	Japan	2.7%
8. Digital Realty Trust, Inc. Owns, acquires, repositions and manages technology-related real estate	United States	2.6%
9. Boston Properties, Inc. Developer of commercial and industrial real estate	United States	2.4%
10. Host Hotels & Resorts, Inc. Owns and controls upscale and luxurious hotels	United States	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of June 30, 2010 (Unaudited)

	Shares	Value ($)

Common Stocks 97.9%
Australia 8.7%
CFS Retail Property Trust	3,891,318	6,166,086
Charter Hall Group	2,729,305	1,368,132
Charter Hall Office REIT	16,420,839	3,433,418
Commonwealth Property Office Fund	4,557,304	3,541,087
Dexus Property Group	1,102,582	709,898
FKP Property Group	2,135,126	1,208,613
Goodman Group	8,854,191	4,668,301
GPT Group	1,280,425	3,006,215
Mirvac Group	4,882,702	5,345,453
Stockland	2,121,508	6,591,622
Westfield Group (Units)	2,610,648	26,571,687
(Cost $66,040,865)		62,610,512
Brazil 0.3%
Aliansce Shopping Centers SA (Cost $1,605,472)	327,400	2,058,720
Canada 3.8%
Allied Properties Real Estate Investment Trust	160,750	2,961,164
Boardwalk Real Estate Investment Trust (a)	149,950	5,642,757
Boardwalk Real Estate Investment Trust (a)	31,000	1,167,305
Chartwell Seniors Housing Real Estate Investment Trust (a)	378,100	2,547,312
Chartwell Seniors Housing Real Estate Investment Trust (a)	153,550	1,034,196
Chartwell Seniors Housing Real Estate Investment Trust 144A*	332,500	2,239,468
First Capital Realty, Inc. (a)	8,800	112,538
First Capital Realty, Inc. (a)	347,350	4,440,781
First Capital Realty, Inc. 144A*	93,200	1,191,538
InnVest Real Estate Investment Trust	1,057,450	5,870,583
(Cost $26,214,400)		27,207,642
Channel Islands 0.4%
Camper & Nicholsons Marina Investments Ltd.*	1,550,000	474,750
LXB Retail Properties PLC*	1,805,684	2,441,576
(Cost $4,725,439)		2,916,326
Finland 0.2%
Technopolis Oyj (Cost $3,332,759)	430,000	1,652,386
France 3.3%
Gecina SA	43,800	3,912,806
Unibail-Rodamco SE	121,261	19,680,667
(Cost $27,175,535)		23,593,473
Germany 0.2%
Alstria Office REIT-AG (b) (Cost $1,419,336)	130,000	1,239,803
Hong Kong 15.8%
China Overseas Land & Investment Ltd.	6,352,480	11,833,126
China Resources Land Ltd.	1,434,000	2,688,870
Hang Lung Properties Ltd.	2,422,000	9,335,636
Henderson Land Development Co., Ltd.	1,146,500	6,679,409
Hongkong Land Holdings Ltd.	2,418,000	11,954,072
Hysan Development Co., Ltd.	1,872,000	5,275,563
Kerry Properties Ltd.	901,646	3,864,331
Shimao Property Holdings Ltd. (c)	972,500	1,509,184
Sino Land Co., Ltd.	2,533,506	4,525,404
Sun Hung Kai Properties Ltd.	2,884,000	39,248,224
The Link REIT	2,914,500	7,210,876
Wharf Holdings Ltd.	1,939,000	9,472,320
(Cost $117,277,294)		113,597,015
Italy 0.3%
Beni Stabili SpA (b)	338,031	255,507
Immobiliare Grande Distribuzione	1,300,000	1,742,105
(Cost $2,521,111)		1,997,612
Japan 9.7%
AEON Mall Co., Ltd.	156,900	3,113,274
Daikyo, Inc.*	2,772,000	4,535,721
Japan Real Estate Investment Corp.	717	5,847,545
Japan Retail Fund Investment Corp.	2,349	2,855,880
Mitsubishi Estate Co., Ltd.	1,406,000	19,521,049
Mitsui Fudosan Co., Ltd.	1,102,000	15,406,367
Nippon Building Fund, Inc.	163	1,288,402
NTT Urban Development Corp.	4,411	3,485,694
Sumitomo Realty & Development Co., Ltd.	772,000	13,166,587
(Cost $88,655,603)		69,220,519
Malta 0.0%
BGP Holdings PLC* (Cost $0)	9,642,377	8
Netherlands 1.4%
Corio NV	150,000	7,286,330
Eurocommercial Properties NV (CVA)	8,248	264,759
Wereldhave NV	34,000	2,524,253
(Cost $11,459,587)		10,075,342
Norway 0.3%
Norwegian Property ASA* (Cost $3,016,136)	1,440,000	1,882,912
Philippines 0.3%
Megaworld Corp. (Cost $1,790,438)	76,011,000	2,251,205
Singapore 4.4%
CapitaLand Ltd.	2,539,500	6,475,157
CapitaMall Trust	6,878,000	8,951,590
City Developments Ltd.	592,000	4,665,758
Keppel Land Ltd.	1,731,000	4,762,431
Suntec Real Estate Investment Trust	7,018,000	6,589,347
(Cost $31,421,372)		31,444,283
South Africa 0.1%
Growthpoint Properties Ltd. (Units) (Cost $682,696)	360,201	722,888
Sweden 0.7%
Castellum AB	350,000	3,175,157
Kungsleden AB	355,000	2,149,930
(Cost $5,646,621)		5,325,087
United Kingdom 5.5%
Big Yellow Group PLC	600,000	2,620,874
British Land Co. PLC	200,000	1,278,491
Capital & Regional PLC*	3,422,338	1,499,894
Conygar Investment Co. PLC*	655,000	1,039,322
Derwent London PLC	210,000	3,901,239
Great Portland Estates PLC	1,100,000	4,702,118
Hammerson PLC	220,000	1,111,449
Hansteen Holdings PLC	1,060,000	1,050,235
Max Property Group PLC*	840,000	1,327,328
Metric Property Investments PLC*	967,919	1,539,030
NR Nordic & Russia Properties Ltd.	1,300,000	459,158
Primary Health Properties PLC	180,000	784,764
Quintain Estates & Development PLC*	2,500,000	1,584,710
Safestore Holdings PLC	1,200,000	2,041,882
Segro PLC	1,850,000	6,968,338
Songbird Estates PLC*	635,000	1,453,078
South African Property Opportunities PLC*	1,700,000	1,117,587
Terrace Hill Group PLC*	2,000,000	538,106
UNITE Group PLC*	1,590,000	4,112,768
(Cost $51,102,910)		39,130,371
United States 42.5%
American Campus Communities, Inc. (REIT) (b)	234,000	6,385,860
AvalonBay Communities, Inc. (REIT) (b)	212,358	19,827,866
Boston Properties, Inc. (REIT)	236,850	16,896,879
Brandywine Realty Trust (REIT)	573,150	6,161,363
BRE Properties, Inc. (REIT) (b)	144,800	5,347,464
Camden Property Trust (REIT) (b)	62,900	2,569,465
Cogdell Spencer, Inc. (REIT)	356,550	2,410,278
Developers Diversified Realty Corp. (REIT) (b)	429,000	4,247,100
Digital Realty Trust, Inc. (REIT) (b)	325,500	18,774,840
Duke Realty Corp. (REIT)	267,600	3,037,260
Equity Residential (REIT)	241,650	10,062,306
Extra Space Storage, Inc. (REIT)	221,650	3,080,935
Glimcher Realty Trust (REIT)	316,700	1,893,866
HCP, Inc. (REIT) (b)	254,100	8,194,725
Health Care REIT, Inc. (REIT) (b)	104,000	4,380,480
Home Properties, Inc. (REIT)	177,700	8,008,939
Host Hotels & Resorts, Inc. (REIT) (b)	1,246,855	16,807,605
HRPT Properties Trust (REIT)	788,324	4,895,492
Hudson Pacific Properties, Inc. (REIT)*	66,100	1,140,225
Kimco Realty Corp. (REIT)	825,850	11,099,424
LaSalle Hotel Properties (REIT)	142,750	2,936,368
LTC Properties, Inc. (REIT)	25,200	611,604
Medical Properties Trust, Inc. (REIT)	304,750	2,876,840
Nationwide Health Properties, Inc. (REIT)	254,136	9,090,445
Pebblebrook Hotel Trust (REIT)*	85,625	1,614,031
Post Properties, Inc. (REIT)	289,550	6,581,472
ProLogis (REIT) (b)	772,150	7,821,879
PS Business Parks, Inc. (REIT)	60,500	3,374,690
Public Storage (REIT) (b)	234,900	20,650,059
Ramco-Gershenson Properties Trust (REIT)	270,837	2,735,454
Regency Centers Corp. (REIT) (b)	302,269	10,398,054
Senior Housing Properties Trust (REIT)	558,520	11,231,837
Simon Property Group, Inc. (REIT)	514,703	41,562,267
SL Green Realty Corp. (REIT) (b)	252,800	13,914,112
Strategic Hotels & Resorts, Inc. (REIT)*	475,000	2,085,250
Taubman Centers, Inc. (REIT) (b)	85,500	3,217,365
Washington Real Estate Investment Trust (REIT) (b)	303,000	8,359,770
(Cost $278,373,882)		304,283,869
Total Common Stocks (Cost $722,461,456)		701,209,973

Closed-End Investment Company 0.4%
ProLogis European Properties* (Cost $2,675,263)	530,000	2,664,106

Securities Lending Collateral 9.5%
Daily Assets Fund Institutional, 0.27% (d) (e) (Cost $68,099,572)	68,099,572	68,099,572

Cash Equivalents 0.0%
Central Cash Management Fund, 0.21% (d) (Cost $32,683)	32,683	32,683

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $793,268,974)+	107.8	772,006,334
Other Assets and Liabilities, Net	(7.8)	(55,768,735)
Net Assets	100.0	716,237,599

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.

+ The cost for federal income tax purposes was $937,443,130. At June 30, 2010, net unrealized depreciation for all securities based on tax cost was $165,436,796. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,030,827 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $205,467,623.

(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $66,228,688 which is 9.2% of net assets.

(c) Security is listed in country of domicile. Significant business activities of company are in China.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CVA: Certificaten Van Aandelen

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 62,610,512	$ —	$ 62,610,512
Brazil	2,058,720	—	—	2,058,720
Canada	27,207,642	—	—	27,207,642
Channel Islands	—	2,916,326	—	2,916,326
Finland	—	1,652,386	—	1,652,386
France	—	23,593,473	—	23,593,473
Germany	—	1,239,803	—	1,239,803
Hong Kong	—	113,597,015	—	113,597,015
Italy	—	1,997,612	—	1,997,612
Japan	—	69,220,519	—	69,220,519
Malta	—	8	—	8
Netherlands	—	10,075,342	—	10,075,342
Norway	—	1,882,912	—	1,882,912
Philippines	—	2,251,205	—	2,251,205
Singapore	—	31,444,283	—	31,444,283
South Africa	—	722,888	—	722,888
Sweden	—	5,325,087	—	5,325,087
United Kingdom	—	38,012,784	1,117,587	39,130,371
United States	304,283,869	—	—	304,283,869
Closed-End Investment Company	—	2,664,106	—	2,664,106
Short-Term Investments (f)	68,132,255	—	—	68,132,255
Total	$ 401,682,486	$ 369,206,261	$ 1,117,587	$ 772,006,334

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(f) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Common Stock
United Kingdom
Balance as of December 31, 2009	$ 1,400,379
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(282,792)
Amortization premium/discount	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of June 30, 2010	$ 1,117,587
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2010	$ (282,792)

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $725,136,719) — including $66,228,688 of securities loaned	$ 703,874,079
Investment in Daily Assets Fund Institutional (cost $68,099,572)*	68,099,572
Investment in Central Cash Management Fund (cost $32,683)	32,683
Total investments, at value (cost $793,268,974)	772,006,334
Foreign currency, at value (cost $4,669,757)	4,700,879
Receivable for investments sold	10,636,984
Receivable for Fund shares sold	5,323,631
Interest receivable	7,084
Dividends receivable	1,768,179
Foreign taxes recoverable	48,386
Due from Advisor	5,959
Other assets	74,589
Total assets	794,572,025
Liabilities
Payable for investments purchased	4,571,040
Payable upon return of securities loaned	68,099,572
Line of credit loan payable	3,050,000
Payable for Fund shares redeemed	1,477,322
Accrued management fee	488,058
Other accrued expenses and payables	648,434
Total liabilities	78,334,426
Net assets, at value	$ 716,237,599
Net Assets Consist of
Accumulated distributions in excess of net investment income	(24,377,842)
Net unrealized appreciation (depreciation) on: Investments	(21,262,640)
Foreign currency	(7,406)
Accumulated net realized gain (loss)	(432,553,214)
Paid-in capital	1,194,438,701
Net assets, at value	$ 716,237,599

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2010 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($386,507,985 ÷ 61,542,442 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.28
Maximum offering price per share (100 ÷ 94.25 of $6.28)	$ 6.66
Class C
Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($20,873,474 ÷ 3,323,771 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 6.28
Class S Net Asset Value, offering and redemption price(a) per share ($91,562,612 ÷ 14,600,299 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.27
Institutional Class
Net Asset Value, offering and redemption price(a) per share ($217,293,528 ÷ 34,532,107 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 6.29

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $685,856)	$ 14,718,559
Interest	12,427
Income distributions — Central Cash Management Fund	6,033
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	160,001
Total Income	14,897,020
Expenses: Management fee	3,608,506
Administration fee	362,570
Services to shareholders	957,840
Custodian fee	115,918
Distribution and service fees	579,050
Professional fees	45,567
Trustees' fees and expenses	11,236
Reports to shareholders	68,204
Registration fees	41,927
Interest expense	1,232
Other	24,327
Total expenses before expense reductions	5,816,377
Expense reductions	(905,202)
Total expenses after expense reductions	4,911,175
Net investment income	9,985,845
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	43,358,637
Foreign currency	109,273
43,467,910
Change in net unrealized appreciation (depreciation) on: Investments	(98,103,733)
Foreign currency	(20,756)
(98,124,489)
Net gain (loss)	(54,656,579)
Net increase (decrease) in net assets resulting from operations	$ (44,670,734)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income	$ 9,985,845	$ 12,187,160
Net realized gain (loss)	43,467,910	(167,036,165)
Change in net unrealized appreciation (depreciation)	(98,124,489)	335,301,022
Net increase (decrease) in net assets resulting from operations	(44,670,734)	180,452,017
Distributions to shareholders from: Net investment income: Class A	(2,769,497)	(31,152,545)
Class C	(151,072)	(1,934,678)
Class S	(664,418)	(8,465,764)
Institutional Class	(1,595,783)	(18,487,710)
Total distributions	(5,180,770)	(60,040,697)
Fund share transactions: Proceeds from shares sold	157,442,522	264,152,194
Reinvestment of distributions	4,682,551	53,793,467
Cost of shares redeemed	(94,105,293)	(230,445,845)
Redemption fees	8,587	7,078
Net increase (decrease) in net assets from Fund share transactions	68,028,367	87,506,894
Increase (decrease) in net assets	18,176,863	207,918,214
Net assets at beginning of period	698,060,736	490,142,522
Net assets at end of period (including accumulated distributions in excess of net investment income of $24,377,842 and $29,182,917, respectively)	$ 716,237,599	$ 698,060,736

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010a	2009	2008	2007	2006b
Selected Per Share Data
Net asset value, beginning of period	$ 6.73	$ 5.38	$ 10.50	$ 12.22	$ 10.00
Income (loss) from investment operations: Net investment incomec	.09	.13	.16	.13	.08
Net realized and unrealized gain (loss)	(.49)	1.84	(5.27)	(1.05)	2.34
Total from investment operations	(.40)	1.97	(5.11)	(.92)	2.42
Less distributions from: Net investment income	(.05)	(.62)	(.00)***	(.63)	(.15)
Net realized gains	—	—	—	(.17)	(.05)
Return of capital	—	—	(.01)	—	—
Total distributions	(.05)	(.62)	(.01)	(.80)	(.20)
Redemption fee	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.28	$ 6.73	$ 5.38	$ 10.50	$ 12.22
Total Return (%)d,e	(5.91)**	36.71	(48.64)	(7.84)	24.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	387	371	226	424	288
Ratio of expenses before expense reductions (%)	1.69*	1.75	1.73	1.71	1.97*
Ratio of expenses after expense reductions (%)	1.49*	1.44	1.50	1.51	1.51*
Ratio of net investment income (%)	2.62*	2.22	1.92	1.14	1.39*
Portfolio turnover rate (%)	51**	114	77	71	28**
a For the six months ended June 30, 2010 (Unaudited).
b For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charges.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended December 31,	2010a	2009	2008	2007	2006b
Selected Per Share Data
Net asset value, beginning of period	$ 6.75	$ 5.40	$ 10.62	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment incomec	.06	.10	.09	.03	.02
Net realized and unrealized gain (loss)	(.48)	1.81	(5.31)	(1.06)	2.35
Total from investment operations	(.42)	1.91	(5.22)	(1.03)	2.37
Less distributions from: Net investment income	(.05)	(.56)	—	(.41)	(.09)
Net realized gains	—	—	—	(.17)	(.05)
Total distributions	(.05)	(.56)	—	(.58)	(.14)
Redemption fee	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.28	$ 6.75	$ 5.40	$ 10.62	$ 12.23
Total Return (%)d,e	(6.32)**	35.68	(49.15)	(8.67)	23.75**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	25	30	90	27
Ratio of expenses before expense reductions (%)	2.51*	2.56	2.49	2.42	2.51*
Ratio of expenses after expense reductions (%)	2.25*	2.21	2.26	2.40	2.45*
Ratio of net investment income (%)	1.86*	1.45	1.16	.25	.45*
Portfolio turnover rate (%)	51**	114	77	71	28**
a For the six months ended June 30, 2010 (Unaudited).
b For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charges.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended December 31,	2010a	2009	2008	2007	2006b
Selected Per Share Data
Net asset value, beginning of period	$ 6.71	$ 5.37	$ 10.50	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment incomec	.09	.14	.18	.16	.08
Net realized and unrealized gain (loss)	(.48)	1.84	(5.27)	(1.06)	2.36
Total from investment operations	(.39)	1.98	(5.09)	(.90)	2.44
Less distributions from: Net investment income	(.05)	(.64)	(.03)	(.66)	(.16)
Net realized gains	—	—	—	(.17)	(.05)
Return of capital	—	—	(.01)	—	—
Total distributions	(.05)	(.64)	(.04)	(.83)	(.21)
Redemption fee	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.27	$ 6.71	$ 5.37	$ 10.50	$ 12.23
Total Return (%)d	(5.92)**	37.13	(48.48)	(7.72)	24.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	96	77	123	20
Ratio of expenses before expense reductions (%)	1.91*	1.83	1.87	1.70	1.50*
Ratio of expenses after expense reductions (%)	1.35*	1.29	1.26	1.35	1.41*
Ratio of net investment income (%)	2.76*	2.37	2.16	1.29	1.49*
Portfolio turnover rate (%)	51**	114	77	71	28**
a For the six months ended June 30, 2010 (Unaudited).
b For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2010a	2009	2008	2007	2006b
Selected Per Share Data
Net asset value, beginning of period	$ 6.72	$ 5.38	$ 10.49	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment incomec	.10	.15	.18	.17	.09
Net realized and unrealized gain (loss)	(.48)	1.83	(5.25)	(1.07)	2.35
Total from investment operations	(.38)	1.98	(5.07)	(.90)	2.44
Less distributions from: Net investment income	(.05)	(.64)	(.03)	(.67)	(.16)
Net realized gains	—	—	—	(.17)	(.05)
Return of capital	—	—	(.01)	—	—
Total distributions	(.05)	(.64)	(.04)	(.84)	(.21)
Redemption fee	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.29	$ 6.72	$ 5.38	$ 10.49	$ 12.23
Total Return (%)d	(5.76)**	37.07	(48.34)	(7.64)	24.35**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	217	206	158	180	5
Ratio of expenses before expense reductions (%)	1.22*	1.24	1.27	1.30	1.46*
Ratio of expenses after expense reductions (%)	1.02*	1.17	1.26	1.29	1.36*
Ratio of net investment income (%)	3.09*	2.49	2.16	1.35	1.54*
Portfolio turnover rate (%)	51**	114	77	71	28**
a For the six months ended June 30, 2010 (Unaudited).
b For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS RREEF Global Real Estate Securities Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are classified as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $355,864,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($114,143,000) and December 31, 2017 ($241,721,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through December 31, 2009, the Fund incurred approximately $9,964,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. With respect to the Fund's investment in passive foreign investment companies, for US tax purposes, such investments may, among other things, cause the Fund to recognize and distribute taxable income without a corresponding receipt of cash as a result of recognizing certain unrealized gains at year end as ordinary income that would have otherwise been treated as capital gain upon disposition. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a United States Real Estate Investment Trust ("US REIT") investment based on information provided by the US REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a US REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from US REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital for tax reporting purposes. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $435,077,136 and $363,919,872, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	1.000%
Next $500 million of such net assets	.985%
Next $1 billion of such net assets	.960%
Over $2 billion of such net assets	.945%

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Pursuant to investment subadvisory agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the Fund. The sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the Fund's investments in specific foreign markets. The subadvisor pays each sub-subadvisor for its services from the investment advisory fee it receives from the Advisor.

For the period from January 1, 2010 through April 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.60%
Class C	2.35%
Class S	1.35%
Institutional Class	1.35%

For the period from May 1, 2010 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.66%
Class C	2.41%
Class S	1.41%
Institutional Class	1.41%

In addition, for the period from January 1, 2010 through June 30, 2010, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.50%
Class C	2.25%
Class S	1.35%
Institutional Class	1.25%

For the period from January 1, 2010 through September 30, 2010, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.20% of the Fund's average daily net assets.

Accordingly, for the six months ended June 30, 2010, the Advisor waived a portion of its management fee aggregating $725,140 and the amount charged aggregated $2,883,366, which was equivalent to an annualized effective rate of 0.80% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2010, the Administration Fee was $362,570, of which $61,286 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2010
Class A	$ 367,580	$ —	$ 209,743
Class C	30,968	7,089	19,014
Class S	229,114	172,973	—
Institutional Class	14,905	—	7,437
	$ 642,567	$ 180,062	$ 236,194

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended June 30, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2010
Class C	$ 86,607	$ 13,526

In addition, DIDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at June 30, 2010	Annualized Effective Rate
Class A	$ 464,313	$ 123,275.24%
Class C	28,130	2,873.24%
	$ 492,443	$ 126,148

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2010 aggregated $592.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on a rate of 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2010, the CDSC for Class C shares aggregated $1,142. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2010, DIDI received $135 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,549, of which $11,916 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2010, DWS Alternative Asset Allocation Plus Fund held 11% of the total shares outstanding of the Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

The line of credit loan payable represents a loan of $3,050,000, which is the amount drawn on the facility at June 30, 2010. The weighted average outstanding daily balance of all loans (based on the six days the loans were outstanding) during the six months ended June 30, 2010 was approximately $3,175,000, with a weighted average borrowing cost of 1.60%.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,538,605	$ 90,625,922	25,696,850	$ 149,015,583
Class C	231,833	1,570,771	527,691	3,394,516
Class S	2,788,147	18,709,065	5,611,914	32,198,258
Institutional Class	7,009,649	46,536,764	14,578,613	79,543,837
		$ 157,442,522		$ 264,152,194
Shares issued to shareholders in reinvestment of distributions
Class A	409,842	$ 2,717,279	4,631,428	$ 30,474,809
Class C	17,110	113,437	222,905	1,473,402
Class S	83,202	550,794	1,050,522	6,902,053
Institutional Class	195,645	1,301,041	2,271,003	14,943,203
		$ 4,682,551		$ 53,793,467
Shares redeemed
Class A	(7,560,482)	$ (50,603,858)	(17,090,052)	$ (94,396,167)
Class C	(585,940)	(3,888,843)	(2,557,742)	(13,398,471)
Class S	(2,648,130)	(17,531,247)	(6,559,399)	(35,551,977)
Institutional Class	(3,292,473)	(22,081,345)	(15,680,533)	(87,099,230)
		$ (94,105,293)		$ (230,445,845)
Redemption fees		$ 8,587		$ 7,078
Net increase (decrease)
Class A	6,387,965	$ 42,746,304	13,238,226	$ 85,095,317
Class C	(336,997)	(2,204,169)	(1,807,146)	(8,530,533)
Class S	223,219	1,729,437	103,037	3,553,719
Institutional Class	3,912,821	25,756,795	1,169,083	7,388,391
		$ 68,028,367		$ 87,506,894

G. Real Estate Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. ln addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

H. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Other Information

Portfolio Managers

In May 2010, two new portfolio managers joined the fund's portfolio management team, Jerry Ehlinger and Ross McGlade. Additional information regarding Mr. Ehlinger and Mr. McGlade is set forth below.

Jerry W. Ehlinger, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined RREEF and Deutsche Asset Management in 2004; previously has worked as a Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.

• Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.

• Over 13 years of investment industry experience.

• BA, University of Wisconsin — Whitewater; MS, University of Wisconsin — Madison.

Ross McGlade, Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 2006 after 19 years of experience at ABN AMRO, AMP Capital and McCann & Associates.

• Portfolio manager for Real Estate Securities: Sydney.

• Bachelor of Business in Land Economy from Hawkesbury Agricultural College; Graduate Diploma in Applied Finance and Investment from Securities Institute of Australia; registered property valuer, NSW.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	RRGAX	RRGCX	RRGTX	RRGIX
CUSIP Number	23336Y 672	23336Y 664	23336Y 649	23336Y 656
Fund Number	456	756	2365	811

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments Attention: Correspondence — Chicago P.O. Box 219415 Kansas City, MO 64121-9415	Rev. 09/2009

Notes

Notes

Notes

Notes

Notes

DWS ADVISOR FUNDS
FORM N-14
PART C. OTHER INFORMATION

Item 15.                                Indemnification

A policy of insurance covering Deutsche Investment Management Americas Inc., the Registrant’s investment adviser (the “Adviser”), its subsidiaries, including DWS Investments Distributors, Inc., and all of the registered investment companies advised by the Adviser insures the Registrant’s trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Article IV, Sections 4.1 – 4.3 of Registrant’s Amended and Restated Declaration of Trust provides as follows:

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. Generally.  No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust.  No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.  The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.  The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder.  The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. to Trust or Shareholders.  No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office.  Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification.  (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y) written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person.  Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders.  Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”).  In connection with the Trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Trustees”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Deutsche Investment Management Americas Inc. (hereafter, “DIMA”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”).  In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1.  all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.  all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.  any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

4.  any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DIMA will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DIMA and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5.  all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action.  In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DIMA.

Item 16.                                 Exhibits:

(1)	(i)
Amended and Restated Declaration of Trust dated June 2, 2008, is incorporated by reference to Post-Effective Amendment No. 160 to Registrant’s Registration Statement as filed with the Commission on July 29, 2008.;

(ii)
Amended and Restated Designation of Series and Classes of Shares of Beneficial Interest dated July 16, 2008 is incorporated by reference to Post-Effective Amendment No. 165 to Registrant’s Registration Statement as filed with the Commission on January 28, 2009;

(iii)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest dated January 22, 2009 is incorporated by reference to Post-Effective Amendment No. 165 to Registrant’s Registration Statement as filed with the Commission on January 28, 2009;

(iv)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest dated April 30, 2009 is Incorporated by reference to Post-Effective Amendment No. 170 to Registrant’s Registration Statement as filed with the Commission on July 29, 2009;

(2)
By-Laws of DWS Advisor Funds, dated as of April 1, 2008 are incorporated by reference to Post-Effective Amendment No. 161 to Registrant’s Registration Statement as filed with the Commission on August 22, 2008;

(3)	Incorporated by reference to Exhibit (1)(i) above;

(4)	Form of Agreement and Plan of Reorganization constitutes Appendix B to Part A hereof;

(5)	(a)	Articles V, VI, and VII and Sections 4.1 and 4.2 of the Amended and Restated Declaration of Trust included in response to Item 16(1) of this Part C.

(b)	Articles 8 and 9 of the By-laws of the Registrant included in response to Item 16(2) of this Part C.

(6)	(i)
Amended and Restated Investment Management Agreement dated July 3, 2006 and revised as of March 22, 2007 and October 1, 2008, between the Registrant and Deutsche Investment Management Americas Inc. on behalf of Tax Free Money Fund Investment, NY Tax Free Money Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund, DWS Short Duration Plus Fund, DWS Core Fixed Income Fund, DWS High Income Plus Fund, DWS International Select Equity Fund (now known as DWS Diversified International Equity Fund), DWS Lifecycle Long Range Fund,  DWS RREEF Real Estate Securities Fund, DWS RREEF Global Real Estate Securities Fund, DWS Short-Term Municipal Bond Fund and DWS Short Duration Fund is incorporated by reference to Post-Effective Amendment No. 163 to Registrant’s Registration Statement as filed with the Commission on November 11, 2008;

(ii)
Sub-advisory Agreement between Deutsche Investment Management Americas Inc., in regards to DWS RREEF Global Real Estate Securities Fund, and RREEF America L.L.C., dated July 3, 2006 is incorporated by reference to Post-Effective Amendment No. 153 to Registrant’s Registration Statement as filed with the Commission on April 30, 2007;

(iii)
Sub-Subadvisory Agreement between RREEF America L.L.C., in regards to DWS RREEF Global Real Estate Securities Fund, and Deutsche Asset Management (Hong Kong), Limited, dated July 3, 2006 is incorporated by reference to Post-Effective Amendment No. 153 to Registrant’s Registration Statement as filed with the Commission on April 30, 2007;

(iv)
Sub-Subadvisory Agreement between RREEF America L.L.C., in regards to DWS RREEF Global Real Estate Securities Fund, and Deutsche Investments Australia Limited, dated July 3, 2006 is incorporated by reference to Post-Effective Amendment No. 153 to Registrant’s Registration Statement as filed with the Commission on April 30, 2007;

(v)
Sub-advisory Agreement between Deutsche Asset Management, Inc., in regards to DWS RREEF Real Estate Securities Fund, and RREEF America L.L.C. is incorporated by reference to Post-Effective Amendment No. 153 to Registrant’s Registration Statement as filed with the Commission on April 30, 2007;

(vi)
Sub-advisory Agreement between Deutsche Investment Management Americas Inc., in regards to DWS Lifecycle Long Range Fund, and Aberdeen Asset Management Inc., dated December 2, 2005 as revised January 1, 2007 is incorporated by reference to Post-Effective Amendment No. 156 to Registrant’s Registration Statement as filed with the Commission on January 28, 2008;

(vii)
Sub-Sub-Subadvisory Agreement between Deutsche Asset Management International GmbH, in regards to DWS RREEF Global Real Estate Securities Fund, and RREEF Global Advisers Limited, dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 153 to Registrant’s Registration Statement as filed with the Commission on April 30, 2007;

(viii)
Investment Sub-Advisory Agreement Deutsche Investment Management Americas Inc. and QS Investors, LLC, in regards to DWS Diversified International Equity Fund, DWS Lifecycle Long Range Fund and DWS Short Duration Fund, dated August 1, 2010, is incorporated by reference to Post-Effective Amendment No. 178 to the Registration Statement as filed with the Commission on July 30, 2010;

(7)
Master Distribution Agreement between the Registrant and DWS Investments Distributors, Inc., dated January 13, 2010 is incorporated by reference to Post-Effective Amendment No. 174 to Registrant’s Registration Statement as filed with the Commission on February 26, 2010;

(8)	Not applicable;

(9)	(i)
Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 17, 2008 is incorporated by reference to Post-Effective Amendment No. 164 to Registrant’s Registration Statement as filed with the Commission on December 31, 2008;

(ii)
Master Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated October 17, 2008 is incorporated by reference to Post-Effective Amendment No. 164 to Registrant’s Registration Statement as filed with the Commission on December 31, 2008;

(iii)
Amendment, dated February 17, 2009, to Amended and Restated Master Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated by reference to Post-Effective Amendment No. 170 to Registrant’s Registration Statement as filed with the Commission on July 29, 2009;

(iv)
Amendment to Amended and Restated Master Custodian Agreement between the Registrant, on behalf of DWS Diversified International Equity Fund, and Brown Brothers Harriman & Co. is incorporated by reference to Post-Effective Amendment No. 171 to Registrant’s Registration Statement as filed with the Commission on December 3, 2009;

(10)	(i)
Rule 12b-1 Plan for DWS Mid Cap Growth Fund – Class A shares, dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement as filed with the Commission on January 26, 2007;

(ii)
Rule 12b-1 Plan for DWS Mid Cap Growth Fund – Class B shares, dated June 1, 2006 is incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement as filed with the Commission on January 26, 2007;

(iii)
Rule 12b-1 Plan for DWS Mid Cap Growth Fund – Class C shares, dated June 1, 2006 is incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement as filed with the Commission on January 26, 2007;

(iv)
Rule 12b-1 Plan for DWS Short Duration Plus Fund – Class A shares, dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement as filed with the Commission on January 26, 2007;

(v)
Rule 12b-1 Plan for DWS Short Duration Plus Fund – Class C shares, dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement as filed with the Commission on January 26, 2007;

(vi)
Rule 12b-1 Plan for DWS Small Cap Growth Fund – Class A shares, dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement as filed with the Commission on January 26, 2007;

(vii)
Rule 12b-1 Plan for DWS Small Cap Growth Fund – Class B shares, dated July 1, 2006 is incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement as filed with the Commission on January 26, 2007;

(viii)
Rule 12b-1 Plan for DWS Small Cap Growth Fund – Class C shares, dated July 1, 2006 is incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement as filed with the Commission on January 26, 2007;

(ix)
Rule 12b-1 Plan for DWS RREEF Global Real Estate Securities Fund – Class A shares, dated July 5, 2006 is incorporated by reference to Post-Effective Amendment No. 153 to Registrant’s Registration Statement as filed with the Commission on April 30, 2007;

(x)
Rule 12b-1 Plan for DWS RREEF Global Real Estate Securities Fund – Class C shares, dated July 5, 2006 is incorporated by reference to Post-Effective Amendment No. 153 to Registrant’s Registration Statement as filed with the Commission on April 30, 2007;

(xi)
Rule 12b-1 Plan for DWS Short Duration Plus Fund – Class B shares, dated April 23, 2006 is incorporated by reference to Post-Effective Amendment No. 153 to Registrant’s Registration Statement as filed with the Commission on April 30, 2007;

(xii)
Rule 12b-1 Plan for DWS Diversified International Equity Fund – Class B, dated August 1, 2006 is incorporated by reference to Post-Effective Amendment No. 151 to Registrant’s Registration Statement as filed with the Commission on February 28, 2007;

(xiii)
Rule 12b-1 Plan for DWS Diversified International Equity Fund – Class A, dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 151 to Registrant’s Registration Statement as filed with the Commission on February 28, 2007;

(xiv)
Rule 12b-1 Plan for DWS Short-Term Municipal Bond Fund – Class A, dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 157 to Registrant’s Registration Statement as filed with the Commission on February 28, 2008;

(xv)
Rule 12b-1 Plan for DWS Short-Term Municipal Bond Fund – Class B, dated July 7, 2006 is incorporated by reference to Post-Effective Amendment No. 157 to Registrant’s Registration Statement as filed with the Commission on February 28, 2008;

(xvi)
Rule 12b-1 Plan for DWS Core Fixed Income Fund – Class A, dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 157 to Registrant’s Registration Statement as filed with the Commission on February 28, 2008;

(xvii)
Rule 12b-1 Plan for DWS Core Fixed Income Fund – Class B, dated July 7, 2006 is incorporated by reference to Post-Effective Amendment No. 157 to Registrant’s Registration Statement as filed with the Commission on February 28, 2008;

(xviii)
Rule 12b-1 Plan for DWS Core Fixed Income Fund – Class C, dated July 7, 2006 is incorporated by reference to Post-Effective Amendment No. 157 to Registrant’s Registration Statement as filed with the Commission on February 28, 2008;

(xix)
Rule 12b-1 Plan for DWS High Income Plus Fund – Class A, dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 157 to Registrant’s Registration Statement as filed with the Commission on February 28, 2008;

(xx)
Rule 12b-1 Plan for DWS High Income Plus Fund – Class B, dated July 7, 2006 is incorporated by reference to Post-Effective Amendment No. 157 to Registrant’s Registration Statement as filed with the Commission on February 28, 2008;

(xxi)
Rule 12b-1 Plan for DWS High Income Plus Fund – Class C, dated July 7, 2006 is incorporated by reference to Post-Effective Amendment No. 157 to Registrant’s Registration Statement as filed with the Commission on February 28, 2008;

(xxii)
Rule 12b-1 Plan for DWS Short Duration Fund – Class A, dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 157 to Registrant’s Registration Statement as filed with the Commission on February 28, 2008;

(xxiii)
Rule 12b-1 Plan for DWS Short Duration Fund – Class B, dated July 7, 2006 is incorporated by reference to Post-Effective Amendment No. 157 to Registrant’s Registration Statement as filed with the Commission on February 28, 2008;

(xxiv)
Rule 12b-1 Plan for DWS Short Duration Fund – Class C, dated July 7, 2006 is incorporated by reference to Post-Effective Amendment No. 157 to Registrant’s Registration Statement as filed with the Commission on February 28, 2008;

(xxv)
Rule 12b-1 Plan for DWS RREEF Real Estate Securities Fund – Class A, dated September 30, 2005 is incorporated by reference to Post-Effective Amendment No. 171 to Registrant’s Registration Statement as filed with the Commission on December 3, 2009;

(xxvi)
Rule 12b-1 Plan for DWS RREEF Real Estate Securities Fund – Class B, dated September 30, 2005 is incorporated by reference to Post-Effective Amendment No. 171 to Registrant’s Registration Statement as filed with the Commission on December 3, 2009;

(xxvii)
Rule 12b-1 Plan for DWS RREEF Real Estate Securities Fund – Class C, dated September 30, 2005 is incorporated by reference to Post-Effective Amendment No. 171 to Registrant’s Registration Statement as filed with the Commission on December 3, 2009;

(xxviii)
Rule 12b-1 Plan for DWS RREEF Real Estate Securities Fund – Class R, dated September 30, 2005 is incorporated by reference to Post-Effective Amendment No. 171 to Registrant’s Registration Statement as filed with the Commission on December 3, 2009;

(xxix)
Rule 12b-1 Plan for NY Tax Free Money Fund – Tax-Exempt New York Money Market Fund Class, dated March 22, 2007 is incorporated by reference to Post-Effective Amendment No. 171 to Registrant’s Registration Statement as filed with the Commission on December 3, 2009;

(xxx)
Amended and Restated Multi-Distribution System Plan, dated March 11, 2009, with respect to DWS Advisor Funds, pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement as filed with the Commission on April 30, 2009.

(11)	Form of Opinion of Vedder Price P.C., counsel to the Registrant, including consent, to be filed by Pre-Effective Amendment to this Registration Statement on Form N-14.

(12)	Form of Opinion of Vedder Price P.C., counsel to the Registrant, as to tax matters, including consent, to be filed by Pre-Effective Amendment to this Registration Statement on Form N-14.

(13)	(i)	Amended and Restated Administrative Services Agreement between the Registrant and Deutsche Investment Management Americas Inc. dated as of October 1, 2010 is filed herein;
(ii)
Agency Agreement between Scudder Investments Service Company and DST Systems, Inc., dated January 15, 2003 is incorporated by reference to Post-Effective Amendment No. 100 to Registrant’s Registration Statement as filed with the Commission on April 30, 2003;

(iii)
Transfer Agency and Services Agreement, dated June 1, 2006, between the Registrant and DWS Scudder Investments Service Company is incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement as filed with the Commission on January 26, 2007;

(iv)
Transfer Agency Fee Schedule dated October 1, 2006 is incorporated by reference to Post-Effective Amendment No. 153 to Registrant’s Registration Statement as filed with the Commission on April 30, 2007;

(v)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS Investments Distributors, Inc. and certain financial intermediaries is filed herein;
(vi)	Form of Expense Limitation Agreement, dated October 1, 2007, between the Registrant and Deutsche Investment Management Americas Inc. is filed herein;
(vii)
Shareholder Services Plan, dated June 1, 2006, on behalf of NY Tax Free Money Fund, July 1, 2006 on behalf of Tax Free Money Fund Investment and July 7, 2006 on behalf of DWS Lifecycle Long Range Fund is Incorporated by reference to Post-Effective Amendment No. 171 to Registrant’s Registration Statement as filed with the Commission on December 3, 2009;

(14)	(i)
Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to DWS RREEF World Real Estate Fund, Inc., to be filed by Pre-Effective Amendment to this Registration Statement on Form N-14;

(ii)
Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to DWS RREEF Global Real Estate Securities Fund, to be filed by Pre-Effective Amendment to this Registration Statement on Form N-14;

(15)	Not Applicable;

(16)	Power of Attorney is filed herein as Exhibit 16;

(17)	Not Applicable.

Item 17.                                Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

DWS ADVISOR FUNDS

EXHIBIT INDEX

(13)(i)
(13)(v)
(13)(vi)
(16)

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the city of Jersey City, and State of New Jersey, on the 18th day of October, 2010.

DWS Advisor Funds

By:           /s/Michael G. Clark
Michael G. Clark
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 19, 2010.

SIGNATURE	TITLE

/s/Michael G. Clark		October 19, 2010
Michael G. Clark	President

/s/Paul H. Schubert		October 19, 2010
Paul H. Schubert	Chief Financial Officer and Treasurer

/s/John W. Ballantine		October 19, 2010
John W. Ballantine*	Trustee

/s/Henry P. Becton, Jr.		October 19, 2010
Henry P. Becton, Jr.*	Trustee

/s/Dawn-Marie Driscoll		October 19, 2010
Dawn-Marie Driscoll*	Trustee

/s/Keith R. Fox		October 19, 2010
Keith R. Fox*	Trustee

/s/Paul K. Freeman		October 19, 2010
Paul K. Freeman*	Chairperson and Trustee

/s/Kenneth C. Froewiss		October 19, 2010
Kenneth C. Froewiss*	Trustee

/s/Richard J. Herring		October 19, 2010
Richard J. Herring*	Trustee

/s/William McClayton		October 19, 2010
William McClayton*	Trustee

/s/Rebecca W. Rimel		October 19, 2010
Rebecca W. Rimel*	Trustee

/s/William N. Searcy, Jr.		October 19, 2010
William N. Searcy, Jr.*	Trustee

/s/Jean Gleason Stromberg		October 19, 2010
Jean Gleason Stromberg*	Trustee

/s/Robert H. Wadsworth		October 19, 2010
Robert H. Wadsworth*	Trustee

*By:
    /s/Caroline Peason________________
Caroline Pearson**

**           Attorney-in-fact pursuant to the power of attorney filed herein.